EFFECTIVE DATE: APRIL 30, 2007              REGISTRATION NOS. 002-90380/811-4001

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                            ------------------------


                        POST-EFFECTIVE AMENDMENT NO. 36

                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]

                               AMENDMENT NO. 103


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 578-9414

              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                            JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.

                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP

                               1601 K STREET, NW
                              WASHINGTON, DC 20006

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on April 30, 2007 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    Accumulation Unit Values Table; General
                                                          Information--Advertising Performance; General
                                                          Information--Financial Statements
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Deferred Annuities--Charges;
                                                          Deferred Annuities--Early Withdrawal Charges;
                                                          Deferred Annuities--Premium and Other Taxes;
                                                          Income Annuities--Charges; Income
                                                          Annuities--Premium and Other Taxes; General
                                                          Information--Who Sells the Deferred Annuities
                                                          and Income Annuities; Appendix--Premium Tax
                                                          Table
      7.  General Description of Variable Annuity...    Variable Annuities; Deferred Annuities--
                                                          Purchase Payments (Allocation of Purchase
                                                          Payments and Limits on Purchase Payments);
                                                          Deferred Annuities--Transfers; Income
                                                          Annuities--Income Payment Types; Income
                                                          Annuity--Reallocations; General Information--
                                                          Administration (Purchase Payments/Confirming
                                                          Transactions/By Telephone or Internet/Changes
                                                          to Your Deferred Annuity or Income Annuity/
                                                          When We Can Cancel Your Deferred Annuity or
                                                          Income Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Deferred
                                                          Annuities--Pay-out Options (or Income
                                                          Options); Income Annuities--Income Payment
                                                          Types/The Value of Your Income Payments
      9.  Death Benefit.............................    Deferred Annuities--Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account E;
                                                          Deferred Annuities--Purchase Payments
                                                          (Allocation of Purchase Payments and Limits
                                                          on Purchase Payments); The Value of Your
                                                          Investment; Income Annuities--Purchase
                                                          Payment; Income Annuities--Income Payment
                                                          Types; The Value of Your Income Payments;
                                                          General Information--Administration (Purchase
                                                          Payments)

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     11.  Redemptions...............................    Deferred Annuities--Access to Your Money
                                                          (Account Reduction Loans, Systematic
                                                          Withdrawal Program for TSA Deferred
                                                          Annuities, Systematic Withdrawal Program for
                                                          Enhanced TSA and IRA Deferred Annuities;
                                                          Systematic Withdrawal Program and Minimum
                                                          Distribution); Deferred Annuities--Early
                                                          Withdrawal Charges (When No Early Withdrawal
                                                          Charge Applies and When A Different Early
                                                          Withdrawal Charge May Apply); General
                                                          Information--When We Can Cancel Your Deferred
                                                          Annuity or Income Annuity; Appendix II for
                                                          Texas Optional Retirement Program
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Legal Proceedings
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                          Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Registered Public Accounting Firm;
                                                          Services; Distribution of Certificates and
                                                          Interests in the Deferred Annuities and
                                                          Income Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                          the Deferred Annuities and Income Annuities;
                                                          Early Withdrawal Charge
     21.  Annuity Payments..........................    Variable Income Payments
     22.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                        Supplement Dated April 30, 2007
                                       To
                          Prospectus Dated May 1, 1995

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    VESTMET

                     Group and Individual Annuity Contracts
                 Issued by Metropolitan Life Insurance Company

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention: Annuities, telephone number (800) 638-7732, if you need another copy of the Prospectus.

The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). The Contracts are no longer available. Contract owners may continue to make additional purchase payments.

TABLE OF EXPENSES -- VESTMET CONTRACTS

Substitute this table for the table on pages VM-4 and VM-5:

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Contract. The first table describes charges you will pay at the time you purchase the Contract, make withdrawals from your Contract or make transfers between the investment divisions of your Contract. The tables do not show premium and other taxes which may apply.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchase Payments.....................    None
Early Withdrawal Charge (as a percentage of amount
  surrendered)..............................................    None
Exchange Fee................................................    None
Surrender Fee...............................................    None

The second table describes the fees and expenses that you will bear periodically during the time you hold the Contract, but does not include fees and expenses for the Portfolios.

ANNUAL CONTRACT FEE.........................................    $  15
SEPARATE ACCOUNT CHARGE (AS A PERCENTAGE OF YOUR AVERAGE
  ACCOUNT VALUE)(1)
   GENERAL ADMINISTRATIVE EXPENSES CHARGE...................      .75%
   MORTALITY AND EXPENSE RISK CHARGE........................      .75%
   TOTAL SEPARATE ACCOUNT ANNUAL CHARGE.....................     1.50%

(1) We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A. More details concerning the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and the Met Investors Series Trust ("Met Investors Fund") fees and expenses are contained in their respective prospectuses.

                                                              MINIMUM   MAXIMUM
TOTAL ANNUAL METROPOLITAN FUND AND MET INVESTORS FUND         -------   -------
OPERATING EXPENSES FOR THE FISCAL YEAR ENDING DECEMBER 31,
  2006 (EXPENSES THAT ARE DEDUCTED FROM THESE FUNDS' ASSETS
  INCLUDE MANAGEMENT FEES, DISTRIBUTION FEES (12B-1 FEES)
  AND OTHER EXPENSES).......................................   0.30%     0.85%
AFTER WAIVER AND/OR REIMBURSEMENT OF EXPENSES(2)............   0.29%     0.85%

(2) MetLife Advisers has agreed to waive a portion of its investment management fee until at least April 30, 2008 for the following Portfolios in the percentage amounts specified below:

             PORTFOLIO                      PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
             ---------                      ------------------------               -----------------------
MetLife Stock Index Portfolio                                         0.25                                  0.243
BlackRock Bond Income Portfolio               0.40 of the first $1 billion           0.40 of the first $1 billion
                                               0.35 of the next $1 billion           0.325 of the next $1 billion
                                               0.30 of the next $1 billion            0.30 of the next $1 billion
                                        0.25 of the excess over $3 billion     0.25 of the excess over $3 billion
BlackRock Money Market Portfolio              0.35 of the first $1 billion        0.345 of the first $500 million
                                               0.30 of the next $1 billion         0.335 of the next $500 million
                                        0.25 of the excess over $2 billion            0.30 of the next $1 billion
                                                                               0.25 of the excess over $2 billion

The effect of such waiver is that performance results are increased. See the attached prospectus for the Metropolitan Fund for more information about the agreement to waive or limit fees and to assume other expenses between MetLife Advisers and the Metropolitan Fund.

                                                                       C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
FOR FISCAL YEAR ENDING DECEMBER 31, 2006    MANAGEMENT   12B-1       BEFORE       BEFORE WAIVER/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
----------------------------------------    ----------   -----   --------------   --------------
BlackRock Aggressive Growth
  Portfolio(4)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(2)(3)(4)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(4)........     0.44      0.00         0.07             0.51
BlackRock Money Market(2)(4)..............     0.34      0.00         0.04             0.38
MetLife Stock Index Portfolio(2)..........     0.25      0.00         0.05             0.30

                                                               D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
FOR FISCAL YEAR ENDING DECEMBER 31, 2006       WAIVER/     AFTER WAIVER/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     REIMBURSEMENT  REIMBURSEMENT
----------------------------------------    -------------  --------------
BlackRock Aggressive Growth
  Portfolio(4)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(2)(3)(4)......................       0.01           0.45
BlackRock Diversified Portfolio(4)........       0.00           0.51
BlackRock Money Market(2)(4)..............       0.01           0.37
MetLife Stock Index Portfolio(2)..........       0.01           0.29

   MET INVESTORS FUND ANNUAL
           EXPENSES
    for fiscal year ending                          B              A+B=C
       December 31, 2006             A        OTHER EXPENSES   TOTAL EXPENSES
(as a percentage of average net  MANAGEMENT       BEFORE       BEFORE WAIVER/
            ASSETS)                 FEES      REIMBURSEMENT    REIMBURSEMENT
-------------------------------  ----------   --------------   --------------
BlackRock Large-Cap Core
  Portfolio(4)(5)(6)...........   0.63          0.22             0.85

   MET INVESTORS FUND ANNUAL
           EXPENSES
    for fiscal year ending                           C-D=E
       December 31, 2006               D         TOTAL EXPENSES
(as a percentage of average net     WAIVER/      AFTER WAIVER/
            ASSETS)              REIMBURSEMENT   REIMBURSEMENT
-------------------------------  -------------   --------------
BlackRock Large-Cap Core
  Portfolio(4)(5)(6)...........    0.00            0.85

(3) On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund.

(4) Effective January 31, 2005, BlackRock Advisors, Inc. became the sub-investment manager for the State Street Research Money Market Portfolio, the State Street Research Bond Income Portfolio, the State Street Research Diversified Portfolio, the State Street Research Investment Trust Portfolio, and the State Street Research Aggressive Growth Portfolio, which changed their names as shown in the following table:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
State Street Research Aggressive Growth Portfolio  BlackRock Aggressive Growth Portfolio
State Street Research Bond Income Portfolio        BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio        BlackRock Diversified Portfolio
State Street Research Investment Trust Portfolio   BlackRock Investment Trust Portfolio
State Street Research Money Market Portfolio       BlackRock Money Market Portfolio

(5) BlackRock Investment Trust Portfolio of the Metropolitan Fund was renamed BlackRock Large Cap Portfolio on October 2, 2006. Prior to the opening of business on April 30, 2007, the BlackRock Large Cap Portfolio of the Metropolitan Fund was merged into the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.

(6) Other expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The management fee has been restated to reflect an amended management fee, as if the agreement had been in effect during the previous fiscal year.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Contract (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Contract for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

- there was no allocation to the Fixed Interest Account;

- reimbursement and/or waiver of expenses was not in effect;

- you bear the minimum or maximum fees and expenses of any of the Portfolios;

- the underlying Portfolio earns a 5% annual return; and

- you fully surrender your Contract with no withdrawal charges.

                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
                                                                  ----         -----         -----          -----
Maximum.....................................................      $238         $762          $1,312         $2,807
Minimum.....................................................      $183         $596          $1,035         $2,250

YOUR INVESTMENT CHOICES

Substitute these paragraphs for the entire section at pages VM-10 and VM-11.

The Metropolitan Fund and Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Contracts do not impose any 12b-1 Plan fees.

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance is subject to the risks associated with investing in stocks and bonds, your Account Balance may go down as well as up.

                   PORTFOLIOS                                       INVESTMENT OBJECTIVES
                   ----------                                       ---------------------
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing
                                                  in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit
                                                  investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Money Market                            Seeks a high level of current income consistent with
                                                  preservation of capital
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard &
                                                  Poor's(R) 500 Composite Stock Price Index

Some of the investment choices may not be available under the terms of your Contract. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

- Your employer, association or other group contract holder limits the available investment divisions.

- We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund or the Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund and Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

PURCHASE PAYMENTS

Insert at page VM-11 in Purchase Payment Section.

We do not accept cash, money orders or traveler's checks.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

TRANSFERS

Insert at page VM-13 after "What Restrictions Apply to TSA Contracts".

Frequent requests from Contract owners to transfer Contract value may dilute the value of an Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring an Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolio, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios, and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). None of the Portfolios available under the Contract are Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in with the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If an Portfolio believes that an omnibus order reflects one or more transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

Insert at page VM-14 before "Deductions to Charges" section.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

MISSTATEMENT

Insert at Page VM-17 before "What are your Voting Rights regarding Portfolio shares" section.

We may require proof of age or sex of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

WHO SELLS THE CONTRACTS

Replace both paragraphs in the "Who Sells" section at page VM-18.

On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers). MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Contracts are no longer sold. The Contracts were sold through MetLife licensed sales representatives who are now associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Contracts. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Contracts. MSI is registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and is also members of the NASD.

There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to the Contracts, the gross dealer concession is approximately 0.75% to 2.4% of each purchase payment and, starting in the second Contract year, 0.18% of the Account Balance each year the Contract is in force for servicing the Contract. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

The business unit responsible for the operation of our distribution system is also paid.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

LEGAL PROCEEDINGS

Add this section after the last paragraph on page VM-22 of your last prospectus.

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

          THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT
            PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH
                CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                              FOR FUTURE REFERENCE

200 PARK AVENUE                                        TELEPHONE: (800) 638-7732
NEW YORK, NEW YORK

                                                             APRIL 30, 2007


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). The Income Annuities are no longer available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

INCOME ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

A WORD ABOUT
INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk.
You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                              LEGG MASON VALUE EQUITY
  AMERICAN FUNDS GLOBAL SMALL                      LEHMAN BROTHERS(R) AGGREGATE BOND
    CAPITALIZATION                                 INDEX
  AMERICAN FUNDS GROWTH                            LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME                     LORD ABBETT BOND DEBENTURE
  BLACKROCK AGGRESSIVE GROWTH                      MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK BOND INCOME                            MFS(R) TOTAL RETURN
  BLACKROCK DIVERSIFIED                            MET/AIM SMALL CAP GROWTH
  BLACKROCK LARGE-CAP CORE   (FORMERLY,            METLIFE MID CAP STOCK INDEX
  BLACKROCK INVESTMENT TRUST)                      METLIFE STOCK INDEX
  BLACKROCK LARGE CAP VALUE                        MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LEGACY LARGE CAP GROWTH                NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK STRATEGIC VALUE                        NEUBERGER BERMAN REAL ESTATE
  DAVIS VENTURE VALUE                              OPPENHEIMER CAPITAL APPRECIATION
  FI INTERNATIONAL STOCK                           OPPENHEIMER GLOBAL EQUITY
  FI LARGE CAP                                     PIMCO INFLATION PROTECTED BOND
  FI MID CAP OPPORTUNITIES                         PIMCO TOTAL RETURN
  FI VALUE LEADERS                                 RCM TECHNOLOGY
  FRANKLIN TEMPLETON SMALL CAP                       (FORMERLY, RCM GLOBAL
    GROWTH                                         TECHNOLOGY)
  HARRIS OAKMARK FOCUSED VALUE                     RUSSELL 2000(R) INDEX
  HARRIS OAKMARK INTERNATIONAL                     T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE                   T. ROWE PRICE MID-CAP GROWTH
  JANUS FORTY                                      T. ROWE PRICE SMALL CAP GROWTH
  JENNISON GROWTH                                  WESTERN ASSET MANAGEMENT STRATEGIC
  LAZARD MID-CAP                                   BOND
  LEGG MASON PARTNERS AGGRESSIVE GROWTH              OPPORTUNITIES
    (FORMERLY, JANUS AGGRESSIVE GROWTH)            WESTERN ASSET MANAGEMENT U.S.
                                                   GOVERNMENT



                              ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION                  METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE                   ALLOCATION
    ALLOCATION                                     METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF                   CYCLICAL GROWTH ETF


HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-72 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.
This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  A-PPA-4
TABLE OF EXPENSES..................... .....................  A-PPA-6
ACCUMULATION UNIT VALUES TABLE............... ..............  A-PPA-13
METLIFE.......................... ..........................  A-PPA-14
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  A-PPA-14
VARIABLE ANNUITIES..................... ....................  A-PPA-14
   A Deferred Annuity.......................................  A-PPA-15
   An Income Annuity........................................  A-PPA-15
YOUR INVESTMENT CHOICES.................. ..................  A-PPA-15
   Certain Payments We Receive with Regard to the
     Portfolios.............................................  A-PPA-18
DEFERRED ANNUITIES..................... ....................  A-PPA-19
   The Deferred Annuity and Your Retirement Plan............  A-PPA-19
   Automated Investment Strategies..........................  A-PPA-20
   Purchase Payments........................................  A-PPA-21
      Allocation of Purchase Payments.......................  A-PPA-21
      Automated Purchase Payments...........................  A-PPA-21
      Electronic Applications...............................  A-PPA-21
      Limits on Purchase Payments...........................  A-PPA-22
   The Value of Your Investment.............................  A-PPA-22
   Transfers................................................  A-PPA-23
   Access to Your Money.....................................  A-PPA-25
      Systematic Withdrawal Program.........................  A-PPA-25
      Minimum Distribution..................................  A-PPA-27
   Contract Fee.............................................  A-PPA-27
   Charges..................................................  A-PPA-27
      Insurance-Related Charge..............................  A-PPA-27
      Investment-Related Charge.............................  A-PPA-28
   Premium and Other Taxes..................................  A-PPA-28
   Early Withdrawal Charges.................................  A-PPA-28
      When No Early Withdrawal Charge Applies...............  A-PPA-29
      When A Different Early Withdrawal Charge May Apply....  A-PPA-30
   Free Look................................................  A-PPA-30
   Death Benefit............................................  A-PPA-31
   Pay-out Options (or Income Options)......................  A-PPA-32
INCOME ANNUITIES...................... .....................  A-PPA-32
   Income Payment Types.....................................  A-PPA-33
   Minimum Size of Your Purchase Payment....................  A-PPA-34
   Allocation...............................................  A-PPA-34
   The Value of Your Income Payments........................  A-PPA-35


A-PPA- 2


   Reallocations............................................  A-PPA-36
   Contract Fee.............................................  A-PPA-39
   Charges..................................................  A-PPA-39
      Insurance-Related or Separate Account Charge..........  A-PPA-40
      Investment-Related Charge.............................  A-PPA-40
   Premium and Other Taxes..................................  A-PPA-40
   Free Look................................................  A-PPA-40
GENERAL INFORMATION.................... ....................  A-PPA-41
   Administration...........................................  A-PPA-41
      Purchase Payments.....................................  A-PPA-41
      Confirming Transactions...............................  A-PPA-41
      Processing Transactions...............................  A-PPA-42
        By Telephone or Internet............................  A-PPA-42
        After Your Death....................................  A-PPA-42
        Misstatement........................................  A-PPA-43
        Third Party Requests................................  A-PPA-43
        Valuation -- Suspension of Payments.................  A-PPA-43
   Advertising Performance..................................  A-PPA-43
   Changes to Your Deferred Annuity or Income Annuity.......  A-PPA-45
   Voting Rights............................................  A-PPA-45
   Who Sells the Deferred Annuities and Income Annuities....  A-PPA-46
   Financial Statements.....................................  A-PPA-48
   When We Can Cancel Your Deferred Annuity or Income
     Annuity................................................  A-PPA-48
INCOME TAXES........................ .......................  A-PPA-48
LEGAL PROCEEDING...................... .....................  A-PPA-58
APPENDIX A PREMIUM TAX TABLE................ ...............  A-PPA-59
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT
  DIVISION......................... ........................  A-PPA-60
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES....... ......  A-PPA-71
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................  A-PPA-72



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


                                                                        A-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

A-PPA- 4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.

                                                                        A-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase)(1)..............................................    Up to 7%
   Exchange Fee for Deferred Annuities......................        None
   Surrender Fee for Deferred Annuities.....................        None
   Income Annuity Contract Fee(2)...........................        $350
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1........................................................       7%
   2........................................................       6%
   3........................................................       5%
   4........................................................       4%
   5........................................................       3%
   6........................................................       2%
   7........................................................       1%
   Thereafter...............................................       0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.


2 THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS. WE ARE CURRENTLY WAIVING THIS CHARGE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee for Deferred Annuities(3)...................................................     None
Separate Account Charge (as a percentage of your average account value)(4)
   General Administrative Expenses Charge.......................................................     .50%
   Mortality and Expense Risk Charge............................................................     .75%
   Total Separate Account Annual Charge(4)..............  Current and Maximum Guaranteed Charge:    1.25%


3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.


   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of


A-PPA- 6
the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.08%
   After Waiver and/or Reimbursement of Expenses (5)(6).........        0.29%     1.08%



5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



                 PORTFOLIO                         PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
                 ---------                         ------------------------               -----------------------
METLIFE STOCK INDEX PORTFOLIO                                                0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO            0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                              0.60 OF THE EXCESS OVER $50 MILLION    0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                                        0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                  0.90 OF THE FIRST $500 MILLION         0.85 OF THE FIRST $500 MILLION
                                             0.85 OF THE EXCESS OVER $500 MILLION   0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                                                    0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                                             0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                                      0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO                      0.40 OF THE FIRST $1 BILLION           0.40 OF THE FIRST $1 BILLION
                                                      0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                                      0.30 OF THE NEXT $1 BILLION            0.30 OF THE NEXT $1 BILLION
                                               0.25 OF THE EXCESS OVER $3 BILLION     0.25 OF THE EXCESS OVER $3 BILLION


   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        A-PPA- 7

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(16)........     0.44      0.00         0.07             0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................     0.70      0.15         0.11             0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................     0.73      0.15         0.07             0.95
BlackRock Strategic Value Portfolio(16)....     0.82      0.00         0.06             0.88
Davis Venture Value Portfolio..............     0.71      0.00         0.04             0.75
FI International Stock Portfolio(15).......     0.85      0.00         0.13             0.98
FI Large Cap Portfolio (Class E)(24)(26)...     0.78      0.15         0.06             0.99
FI Mid Cap Opportunities Portfolio(14).....     0.68      0.00         0.06             0.74
FI Value Leaders Portfolio (Class E)(24)...     0.64      0.15         0.07             0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................     0.90      0.00         0.15             1.05
Harris Oakmark Focused Value Portfolio.....     0.72      0.00         0.05             0.77
Harris Oakmark Large Cap Value Portfolio...     0.72      0.00         0.06             0.78
Jennison Growth Portfolio(17)..............     0.63      0.00         0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.00         0.07             0.97
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................     0.53      0.15         0.05             0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.00         0.07             0.33
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(6)(33).........................     0.30      0.00         0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(26)............................     0.65      0.00         0.06             0.71
Oppenheimer Global Equity Portfolio(18)....     0.53      0.00         0.09             0.62
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.00         0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.00         0.07             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............     0.63      0.00         0.07             0.70
Western Asset Management U.S. Government
  Portfolio(21)............................     0.50      0.00         0.07             0.57

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................       0.01           0.45
BlackRock Diversified Portfolio(16)........       0.00           0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................       0.00           0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................       0.00           0.95
BlackRock Strategic Value Portfolio(16)....       0.00           0.88
Davis Venture Value Portfolio..............       0.00           0.75
FI International Stock Portfolio(15).......       0.00           0.98
FI Large Cap Portfolio (Class E)(24)(26)...       0.00           0.99
FI Mid Cap Opportunities Portfolio(14).....       0.00           0.74
FI Value Leaders Portfolio (Class E)(24)...       0.00           0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................       0.00           1.05
Harris Oakmark Focused Value Portfolio.....       0.00           0.77
Harris Oakmark Large Cap Value Portfolio...       0.00           0.78
Jennison Growth Portfolio(17)..............       0.00           0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Loomis Sayles Small Cap Portfolio(6).......       0.05           0.92
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................       0.00           0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01           0.32
MetLife Stock Index Portfolio(6)...........       0.01           0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(33).........................       0.01           0.44
Neuberger Berman Mid Cap Value
  Portfolio(26)............................       0.00           0.71
Oppenheimer Global Equity Portfolio(18)....       0.00           0.62
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00           0.68
T. Rowe Price Small Cap Growth Portfolio...       0.00           0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............       0.00           0.70
Western Asset Management U.S. Government
  Portfolio(21)............................       0.00           0.57


A-PPA- 8


                                                                  B              A+B=C
                                                   A        OTHER EXPENSES   TOTAL EXPENSES
                                               MANAGEMENT       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS(20)                   FEES      REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)...............................     0.10           0.09             0.19
MetLife Conservative to Moderate Allocation
  Portfolio(6)...............................     0.10           0.02             0.12
MetLife Moderate Allocation Portfolio(6).....     0.10           0.01             0.11
MetLife Moderate to Aggressive Allocation
  Portfolio(6)...............................     0.10           0.01             0.11
MetLife Aggressive Allocation Portfolio(6)...     0.10           0.07             0.17

                                                                         C-D=E            NET TOTAL ANNUAL
                                                                   NET TOTAL ANNUAL      EXPENSES INCLUDING
                                                       D               EXPENSES            ESTIMATED NET
                                                    WAIVER/          AFTER WAIVER/          EXPENSES OF
ASSET ALLOCATION PORTFOLIOS(20)                  REIMBURSEMENT       REIMBURSEMENT        UNDERLYING FUNDS
---------------------------------------------  --------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)...............................        0.09                0.10                   0.71
MetLife Conservative to Moderate Allocation
  Portfolio(6)...............................        0.02                0.10                   0.75
MetLife Moderate Allocation Portfolio(6).....        0.01                0.10                   0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6)...............................        0.01                0.10                   0.85
MetLife Aggressive Allocation Portfolio(6)...        0.07                0.10                   0.85


                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(16)(30)(27)(32)................     0.63      0.00         0.22             0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................     0.78      0.15         0.13             1.06
Janus Forty Portfolio (Class
  E)(8)(30)(24)............................     0.65      0.15         0.06             0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................     0.70      0.15         0.06             0.91
Legg Mason Partners Aggressive Growth
  Portfolio(16)(31)(28)(12)................     0.63      0.00         0.09             0.72
Legg Mason Value Equity
  Portfolio(13)(26)(25)....................     0.64      0.00         0.08             0.72
Lord Abbett Bond Debenture Portfolio(9)....     0.50      0.00         0.04             0.54
MFS(R) Research International Portfolio....     0.72      0.00         0.14             0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(31)(24)...............................     0.87      0.15         0.06             1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................     0.64      0.15         0.04             0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(31)(24)........................     0.57      0.15         0.05             0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................     0.50      0.15         0.07             0.72
PIMCO Total Return Portfolio...............     0.50      0.00         0.05             0.55
RCM Technology Portfolio(19)(25)(31)(29)...     0.88      0.00         0.14             1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................     0.75      0.00         0.04             0.79

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Large-Cap Core
  Portfolio(16)(30)(27)(32)................       0.00           0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................       0.00           1.06
Janus Forty Portfolio (Class
  E)(8)(30)(24)............................       0.00           0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................       0.00           0.91
Legg Mason Partners Aggressive Growth
  Portfolio(16)(31)(28)(12)................       0.00           0.72
Legg Mason Value Equity
  Portfolio(13)(26)(25)....................       0.00           0.72
Lord Abbett Bond Debenture Portfolio(9)....       0.00           0.54
MFS(R) Research International Portfolio....       0.00           0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(31)(24)...............................       0.00           1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................       0.00           0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(31)(24)........................       0.00           0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................       0.00           0.72
PIMCO Total Return Portfolio...............       0.00           0.55
RCM Technology Portfolio(19)(25)(31)(29)...       0.00           1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................       0.00           0.79



                                               A          B
                                           MANAGEMENT   12b-1         C             A+B+C=D
EXCHANGE-TRADED FUNDS PORTFOLIOS(23)          FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES
-----------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................     0.45      0.15         0.16             0.76
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................     0.45      0.15         0.14             0.74

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                                                       ESTIMATED NET
                                                   E                 D-E=F              EXPENSES OF
                                                WAIVER/            NET TOTAL             UNDERLYING
EXCHANGE-TRADED FUNDS PORTFOLIOS(23)         REIMBURSEMENT      ANNUAL EXPENSES          PORTFOLIOS
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................        0.06                0.70                   0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................        0.04                0.70                   0.94


                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(24)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(24)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Bond Portfolio..............       0.00           0.67
American Funds Global Small Capitalization
  Portfolio................................       0.00           1.02
American Funds Growth Portfolio............       0.00           0.59
American Funds Growth-Income Portfolio.....       0.00           0.53


                                                                        A-PPA- 9

7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.



8 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.


9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.


10 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.


11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

14 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

15 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:


              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO


17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.


20 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


21 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO


22 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.


A-PPA- 10

23 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS: 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

24 EACH OF THE AMERICAN FUNDS METROPOLITAN FUND AND MET INVESTORS FUND HAS
   ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

25 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
BLACKROCK LARGE CAP VALUE                                        0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                              0.03
LEGG MASON VALUE EQUITY                                          0.02
RCM TECHNOLOGY                                                   0.04


26 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

27 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

28 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

29 RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED
   RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.


30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.



31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.



32 THIS IS A NEW SHARE CLASS FOR THIS PORTFOLIO. OPERATING EXPENSES ARE
   ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THE PORTFOLIO.



33 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXPENSES," WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.


EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                       A-PPA- 11

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $884         $1,216         $1,542         $2,654
Minimum...................................................      $811         $  989         $1,143         $1,839

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $236         $726          $1,242         $2,654
Minimum....................................................      $158         $489          $  843         $1,839


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $586         $1,076         $1,592         $3,004
Minimum...................................................      $508         $  839         $1,193         $2,189


A-PPA- 12

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

                                                                       A-PPA- 13

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife Companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com


METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


A-PPA- 14

The group Deferred Annuities and group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.



A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Value Leaders, Met/AIM Small Cap Growth, Lazard Mid-Cap, Harris Oakmark International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF and Janus Forty, which are all Class E.



The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and


                                                                       A-PPA- 15
management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.



                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital


A-PPA- 16

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
        EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other


                                                                       A-PPA- 17
investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds.


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the


A-PPA- 18

Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")


DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *  Non-Qualified

    *  Traditional IRAs (Individual Retirement Annuities)

    *  Roth IRAs (Roth Individual Retirement Annuities)

    * SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

    *  SEPs (Simplified Employee Pensions)


These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example,

                                                                       A-PPA- 19
limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.


The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.


A-PPA- 20

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS


There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, purchase payments through debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS


If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.


ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

   If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

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LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws;

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

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TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a


                                                                       A-PPA- 23
transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation programs described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the


A-PPA- 24
contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.


Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.


Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal

                                                                       A-PPA- 25
portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be take out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract

A-PPA- 26

Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.



The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

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The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


EARLY WITHDRAWAL CHARGES


An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.


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For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.


For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                  During Purchase Payment Year
    Year         1    2    3    4    5    6    7   8 & Later
    Percentage  7%   6%   5%   4%   3%   2%   1%      0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES



In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.


You do not pay an early withdrawal charge:


* On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.


*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

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* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*  Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

              During Purchase Payment Year
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:

                   After the Transfer
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in

A-PPA- 30
writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contractholders who are interested in receiving more information about the exchange offer should contact their representative.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

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PAY-OUT OPTIONS (OR INCOME OPTIONS)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.


When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred


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Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified                     *  Roth IRA                          *  SIMPLE IRA
*  Traditional IRA                   *  SEP IRA

If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, ROTH IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:


* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.


* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.


*  Many times, the Owner and the Annuitant are the same person.



Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.



When deciding how to receive income, consider:



*  The amount of income you need;



*  The amount you expect to receive from other sources;



*  The growth potential of other investments; and



*  How long you would like your income to last.



We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:


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LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

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THE VALUE OF YOUR INCOME PAYMENTS


AMOUNT OF INCOME PAYMENTS



Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.



The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.



Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


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The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS


You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment divisions from which you want the income payment to be reallocated; and

* The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;



* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;


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* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;



* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.



When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.



Here are examples of the effect of a reallocation on the income payment:



* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)



* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and


                                                                       A-PPA- 37
size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be

A-PPA- 38
more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES


There are two types of charges you pay if you allocate any of your income payment to the investment divisions:


*  Insurance-related charge; and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.



The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


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INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.


If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.


You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.


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GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

                                                                       A-PPA- 41

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue

A-PPA- 42
making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT





We may require proof of age or sex of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex.



Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or


* during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.


We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

                                                                       A-PPA- 43

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

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We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

                                                                       A-PPA- 45

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.



There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales in order to maintain employment with us.



Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales


A-PPA- 46
representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


The business unit responsible for the operation of our distribution system is also paid.



Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.



We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.


Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on

                                                                       A-PPA- 47
assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.



INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.


You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

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To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.



All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.



Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower taxes that apply to long term capital gains and qualifying dividends.


WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


WITHDRAWALS BEFORE AGE 59 1/2



Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.


                                                                       A-PPA- 49

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                     Type of Contract
                                         ----------------------------------------
                                           Non-              Trad.           Roth           SIMPLE
                                         Qualified            IRA            IRA             IRA*            SEP
                                         ---------           -----           ----           ------           ---
In a series of substantially
equal payments made annually
(or more frequently) for life
or life expectancy (SEPP)                    x                 x              x               x               x
After you die                                x                 x              x               x               x
After you become totally
disabled (as defined in the
Code)                                        x                 x              x               x               x
To pay deductible medical
expenses                                                       x              x               x               x
To pay medical insurance
premiums if you are unemployed                                 x              x               x               x
For qualified higher education
expenses, or                                                   x              x               x               x
For qualified first time home
purchases up to $10,000                                        x              x               x               x
After December 31, 1999 for
IRS levies                                                     x              x               x               x
Certain immediate income
annuities providing a series
of substantially equal
periodic payments made
annually (or more frequently)
over the specified payment
period                                       x
(*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.


SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)
AND

INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. Guaranteed Withdrawal Benefit and the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

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MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).


NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals

                                                                       A-PPA- 51
are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

A-PPA- 52

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

                                                                       A-PPA- 53

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.


* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPs]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.



The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).


Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working

A-PPA- 54
spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.


* Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).


* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

*  Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

                                                                       A-PPA- 55

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.


Rollovers into Your SIMPLE IRA. You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.



Rollovers from Your SIMPLE IRA. Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.


ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). If you are an active

A-PPA- 56
participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.


* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.


* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

                                                                       A-PPA- 57

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the 5th or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.


LEGAL PROCEEDINGS


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


A-PPA- 58

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                                      IRA, SIMPLE IRA
                                                                  Non-Qualified       and SEP Deferred
                                                                Deferred Annuities     Annuities and
                                                                    and Income        Qualified Income
                                                                    Annuities           Annuities(1)
                                                                ------------------    ----------------
California..................................................           2.35%                0.5%(2)
Maine.......................................................            2.0%                 --
Nevada......................................................            3.5%                 --
Puerto Rico(3)..............................................            3.0%                3.0%
South Dakota................................................           1.25%                 --
West Virginia...............................................            1.0%                1.0%
Wyoming.....................................................            1.0%                 --

----------------

1 PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."

2 WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

3  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.

                                                                       A-PPA- 59

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Division(n)...............         2006              $ 15.03              $ 15.80                 836

American Funds Global Small Capitalization
  Division(h).................................         2001                14.94                13.62                 549
                                                       2002                13.62                10.89               1,291
                                                       2003                10.89                16.52               2,335
                                                       2004                16.52                19.72               3,455
                                                       2005                19.72                24.41               4,904
                                                       2006                24.41                29.92               5,888

American Funds Growth Division(h).............         2001               138.68               118.11                 382
                                                       2002               118.11                88.12                 925
                                                       2003                88.12               119.07               1,483
                                                       2004               119.07               132.29               1,843
                                                       2005               132.29               151.82               2,086
                                                       2006               151.82               165.27               2,172

American Funds Growth-Income Division(h)......         2001                90.87                87.85                 403
                                                       2002                87.85                70.84               1,163
                                                       2003                70.84                92.66               1,753
                                                       2004                92.66               101.01               2,228
                                                       2005               101.01               105.58               2,335
                                                       2006               105.58               120.14               2,349

BlackRock Aggressive Growth Division..........         1997                23.77                25.04              43,365
                                                       1998                25.04                28.12              38,969
                                                       1999                28.12                37.00              31,947
                                                       2000                37.00                33.76              33,047
                                                       2001                33.76                25.42              31,088
                                                       2002                25.42                17.89              27,173
                                                       2003                17.89                24.88              25,242
                                                       2004                24.88                27.76              22,464
                                                       2005                27.76                30.35              19,758
                                                       2006                30.35                31.99              17,109


A-PPA- 60

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c).............         1997              $ 16.49              $ 17.89              16,306
                                                       1998                17.89                19.33              20,059
                                                       1999                19.33                18.65              18,530
                                                       2000                18.65                20.49              16,395
                                                       2001                20.49                21.92              18,444
                                                       2002                21.92                23.45              17,572
                                                       2003                23.45                24.52              15,375
                                                       2004                24.52                25.29              13,470
                                                       2005                25.29                25.58              12,152
                                                       2006                25.58                26.38              10,383

BlackRock Diversified Division................         1997                19.22                22.89              62,601
                                                       1998                22.89                27.04              73,899
                                                       1999                27.04                29.04              75,121
                                                       2000                29.04                28.98              75,252
                                                       2001                28.98                26.80              66,376
                                                       2002                26.80                22.80              53,835
                                                       2003                22.80                27.15              48,137
                                                       2004                27.15                29.10              42,486
                                                       2005                29.10                29.62              36,979
                                                       2006                29.62                32.33              31,232

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................         1997                21.37                27.09              60,108
                                                       1998                27.09                34.30              64,044
                                                       1999                34.30                40.13              64,028
                                                       2000                40.13                37.19              62,978
                                                       2001                37.19                30.48              57,299
                                                       2002                30.48                22.24              47,428
                                                       2003                22.24                28.61              42,944
                                                       2004                28.61                31.32              37,879
                                                       2005                31.32                32.05              13,015
                                                       2006                32.05                36.12              27,458

BlackRock Large Cap Value Division -- Class
  E(f)........................................         2002                10.00                 7.93                 283
                                                       2003                 7.93                10.60                 856
                                                       2004                10.60                11.87               1,486
                                                       2005                11.87                12.39               1,365
                                                       2006                12.39                14.59               3,032


                                                                       A-PPA- 61

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................         2004              $ 10.07              $ 11.06                 130
                                                       2005                11.06                11.67                 247
                                                       2006                11.67                11.99                 399

BlackRock Strategic Value Division(a).........         2000                10.00                12.24               4,095
                                                       2001                12.24                14.03              14,485
                                                       2002                14.03                10.90              18,439
                                                       2003                10.90                16.16              18,573
                                                       2004                16.16                18.41              18,477
                                                       2005                18.41                18.94              16,020
                                                       2006                18.94                21.84              13,598

Cyclical Growth ETF Division(n)...............         2006                10.73                11.45                  91

Cyclical Growth & Income ETF Division(n)......         2006                10.52                11.19                  88

Davis Venture Value Division(a)...............         2000                30.19                30.79                 916
                                                       2001                30.79                27.01               2,072
                                                       2002                27.01                22.31               2,269
                                                       2003                22.31                28.84               2,514
                                                       2004                28.84                32.01               3,050
                                                       2005                32.01                34.87               3,698
                                                       2006                34.87                39.46               3,990

FI International Stock Division...............         1997                13.76                13.27              15,866
                                                       1998                13.27                16.07              14,327
                                                       1999                16.07                18.48              13,055
                                                       2000                18.48                16.41              13,978
                                                       2001                16.41                12.87              13,983
                                                       2002                12.87                10.48              13,034
                                                       2003                10.48                13.26              11,724
                                                       2004                13.26                15.48              10,579
                                                       2005                15.48                18.04               9,744
                                                       2006                18.04                20.76               9,148


A-PPA- 62

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
FI Large Cap Division(n)......................         2006              $ 17.52              $ 17.75                  45

FI Mid Cap Opportunities Division(b)(j).......         1997                10.00                12.68               7,417
                                                       1998                12.68                17.19              19,025
                                                       1999                17.19                37.85              44,078
                                                       2000                37.85                25.71              57,544
                                                       2001                25.71                15.91              52,016
                                                       2002                15.91                11.16              42,960
                                                       2003                11.16                14.83              38,319
                                                       2004                14.83                17.16              34,048
                                                       2005                17.16                18.13              29,769
                                                       2006                18.13                20.03              25,415

FI Value Leaders Division -- Class E(f).......         2002                23.06                19.03                  40
                                                       2003                19.03                23.83                 175
                                                       2004                23.83                26.72                 294
                                                       2005                26.72                29.18                 561
                                                       2006                29.18                32.21                 728

Franklin Templeton Small Cap Growth
  Division(h).................................         2001                10.00                 8.80                 769
                                                       2002                 8.80                 6.27               1,420
                                                       2003                 6.27                 8.98               2,000
                                                       2004                 8.98                 9.88               1,935
                                                       2005                 9.88                10.22               1,816
                                                       2006                10.22                11.10               1,738

Harris Oakmark Focused Value Division(h)......         2001                23.96                26.80               2,799
                                                       2002                26.80                24.13               5,043
                                                       2003                24.13                31.61               5,303
                                                       2004                31.61                34.32               5,348
                                                       2005                34.32                37.28               5,416
                                                       2006                37.28                41.41               4,400

Harris Oakmark International Division -- Class
  E(f)........................................         2002                10.60                 8.85                  42
                                                       2003                 8.85                11.82                 594
                                                       2004                11.82                14.09               1,793
                                                       2005                14.09                15.90               3,247
                                                       2006                15.90                20.26               4,690


                                                                       A-PPA- 63

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division(e)....         1998              $ 10.00              $  9.71                 385
                                                       1999                 9.71                 8.93               3,630
                                                       2000                 8.93                 9.91               4,947
                                                       2001                 9.91                11.59              16,421
                                                       2002                11.59                 9.83              19,478
                                                       2003                 9.83                12.18              18,730
                                                       2004                12.18                13.40              18,015
                                                       2005                13.40                13.05              16,233
                                                       2006                13.05                15.23              13,096

Jennison Growth Division......................         2005                 4.12                 4.98               5,029
                                                       2006                 4.98                 5.05               4,487

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................         2000                 9.81                 7.24               2,554
                                                       2001                 7.24                 4.94               5,531
                                                       2002                 4.94                 3.47               5,941
                                                       2003                 3.47                 4.31               6,162
                                                       2004                 4.31                 4.47               5,450
                                                       2005                 4.47                 4.08               2,161

Lazard Mid Cap Division -- Class E(f).........         2002                11.41                 9.70                 341
                                                       2003                 9.70                12.10                 799
                                                       2004                12.10                13.68                 970
                                                       2005                13.68                14.62               1,005
                                                       2006                14.62                16.57                 995

Legg Mason Partners Aggressive Growth
  (formerly Janus Aggressive Growth)(g)(h)....         2001                10.03                 7.78               1,020
                                                       2002                 7.78                 5.33               1,506
                                                       2003                 5.33                 6.82               1,648
                                                       2004                 6.82                 7.33               1,574
                                                       2005                 7.33                 8.24                 600
                                                       2006                 8.24                 8.01               1,614

Legg Mason Value Equity Division..............         2006                 9.61                10.33               1,119


A-PPA- 64

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity (formerly MFS
  Investors Trust Division)(l)................         2001              $  9.39              $  8.35                 493
                                                       2002                 8.35                 6.58                 795
                                                       2003                 6.58                 7.92                 847
                                                       2004                 7.92                 8.71               1,131
                                                       2005                 8.71                 9.22               1,085
                                                       2006                 9.22                 9.66               1,085

Lehman Brothers(R) Aggregate Bond
  Division(e).................................         1998                10.00                10.11                 793
                                                       1999                10.11                 9.85               7,736
                                                       2000                 9.85                10.84              11,151
                                                       2001                10.84                11.51              17,518
                                                       2002                11.51                12.53              20,055
                                                       2003                12.53                12.82              20,050
                                                       2004                12.82                13.18              22,529
                                                       2005                13.18                13.29              21,998
                                                       2006                13.29                13.67              20,187

Loomis Sayles Small Cap Division(a)...........         2000                25.78                25.52                 353
                                                       2001                25.52                22.98                 654
                                                       2002                22.98                17.80                 759
                                                       2003                17.80                24.00                 811
                                                       2004                24.00                27.58                 827
                                                       2005                27.58                29.13                 863
                                                       2006                29.13                33.58               1,062

Lord Abbett Bond Debenture Division(b)(d).....         1997                10.00                10.50               2,375
                                                       1998                10.50                 9.59               3,882
                                                       1999                 9.59                11.16               4,708
                                                       2000                11.16                10.92               5,292
                                                       2001                10.92                10.64               5,375
                                                       2002                10.64                10.65               4,921
                                                       2003                10.65                12.57               5,370
                                                       2004                12.57                13.46               5,243
                                                       2005                13.46                13.54               5,163
                                                       2006                13.54                14.62               5,043


                                                                       A-PPA- 65

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division -- Class
  E(f)........................................         2002              $ 11.24              $  8.51                 129
                                                       2003                 8.51                11.68                 317
                                                       2004                11.68                12.30                 323
                                                       2005                12.30                13.17                 359
                                                       2006                13.17                14.87                 412

MetLife Mid Cap Stock Index Division(a).......         2000                10.00                10.62               5,492
                                                       2001                10.62                10.36               8,076
                                                       2002                10.36                 8.71              10,595
                                                       2003                 8.71                11.61              11,375
                                                       2004                11.61                13.30               9,542
                                                       2005                13.30                14.75               9,545
                                                       2006                14.75                16.04               9,101

MetLife Stock Index Division..................         1997                22.43                29.27              58,817
                                                       1998                29.27                37.08              71,196
                                                       1999                37.08                44.24              79,701
                                                       2000                44.24                39.61              83,774
                                                       2001                39.61                34.36              80,859
                                                       2002                34.36                26.36              73,948
                                                       2003                26.36                33.38              69,957
                                                       2004                33.38                36.44              67,005
                                                       2005                36.44                37.66              61,178
                                                       2006                37.66                42.95              53,415

MFS Research International Division(h)........         2001                10.00                 8.73                 408
                                                       2002                 8.73                 7.62                 830
                                                       2003                 7.62                 9.96                 972
                                                       2004                 9.96                11.77               1,281
                                                       2005                11.77                13.58               1,544
                                                       2006                13.58                17.02               3,004

MFS Total Return Division -- Class E(k).......         2004                10.04                10.93                 541
                                                       2005                10.93                11.12               1,421
                                                       2006                11.12                12.30               1,656


A-PPA- 66

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(e)......         1998              $ 10.00              $ 10.79                 341
                                                       1999                10.79                13.31               3,867
                                                       2000                13.31                11.24               8,036
                                                       2001                11.24                 8.69              11,009
                                                       2002                 8.69                 7.15              12,551
                                                       2003                 7.15                 9.72              12,721
                                                       2004                 9.72                11.49              10,709
                                                       2005                11.49                12.85              10,291
                                                       2006                12.85                15.96              10,009

Neuberger Berman Mid Cap Value Division(e)....         1998                10.00                10.72                 297
                                                       1999                10.72                12.46               2,437
                                                       2000                12.46                15.78               7,503
                                                       2001                15.78                15.19               9,095
                                                       2002                15.19                13.56               9,177
                                                       2003                13.56                18.28               9,002
                                                       2004                18.28                22.20              10,311
                                                       2005                22.20                24.61              11,156
                                                       2006                24.61                27.09               9,645

Neuberger Berman Real Estate Division -- Class
  E(k)........................................         2004                 9.99                12.86               1,461
                                                       2005                12.86                14.41               3,143
                                                       2006                14.41                19.58               5,319

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................         2005                10.02                10.90                  65
                                                       2006                10.90                11.60                 164

Oppenheimer Global Equity Division(b).........         1997                10.00                10.84               4,826
                                                       1998                10.84                12.42               7,714
                                                       1999                12.42                15.36               9,322
                                                       2000                15.36                14.92              11,688
                                                       2001                14.92                12.37              12,089
                                                       2002                12.37                10.26              10,865
                                                       2003                10.26                13.22              10,015
                                                       2004                13.22                15.20               9,062
                                                       2005                15.20                17.44               8,299
                                                       2006                17.44                20.09               7,630


                                                                       A-PPA- 67

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Division(n)....         2006              $ 11.07              $ 11.19                 275

PIMCO Total Return Division(h)................         2001                10.00                10.54               2,743
                                                       2002                10.54                11.41               8,937
                                                       2003                11.41                11.78               9,775
                                                       2004                11.78                12.24               9,739
                                                       2005                12.24                12.39              10,725
                                                       2006                12.39                12.83               9,738

RCM Technology Division (formerly RCM Global
  Technology
  Division)(h)................................         2001                10.00                 7.44               2,035
                                                       2002                 7.44                 3.63               2,782
                                                       2003                 3.63                 5.66               6,376
                                                       2004                 5.66                 5.35               5,501
                                                       2005                 5.35                 5.88               4,228
                                                       2006                 5.88                 6.13               3,454

Russell 2000(R) Index Division(e).............         1998                10.00                10.52                 598
                                                       1999                10.52                12.76               5,393
                                                       2000                12.76                12.12               9,115
                                                       2001                12.12                12.08               9,631
                                                       2002                12.08                 9.48              10,366
                                                       2003                 9.48                13.68              10,958
                                                       2004                13.68                15.92               9,451
                                                       2005                15.92                16.43               8,754
                                                       2006                16.43                19.14               8,072

T. Rowe Price Large Cap Growth Division(e)....         1998                10.00                11.00                 407
                                                       1999                11.00                13.28               3,394
                                                       2000                13.28                13.05              12,475
                                                       2001                13.05                11.62              12,076
                                                       2002                11.62                 8.80              10,694
                                                       2003                 8.80                11.38              10,541
                                                       2004                11.38                12.35               9,724
                                                       2005                12.35                13.00               8,794
                                                       2006                13.00                14.54               7,871


A-PPA- 68

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division(h)......         2001              $ 10.00              $  8.42               1,519
                                                       2002                 8.42                 4.66               2,342
                                                       2003                 4.66                 6.31               3,462
                                                       2004                 6.31                 7.36               4,025
                                                       2005                 7.36                 8.35               4,625
                                                       2006                 8.35                 8.79               4,609

T. Rowe Price Small Cap Growth Division(b)....         1997                10.00                11.75               6,932
                                                       1998                11.75                12.01              13,124
                                                       1999                12.01                15.18              14,008
                                                       2000                15.18                13.63              19,426
                                                       2001                13.63                12.25              18,640
                                                       2002                12.25                 8.87              16,726
                                                       2003                 8.87                12.34              15,888
                                                       2004                12.34                13.54              14,106
                                                       2005                13.54                14.84              12,483
                                                       2006                14.84                15.23              10,952

Western Asset Management Strategic Bond
  Opportunities Division(h)...................         2001                15.75                16.21                 494
                                                       2002                16.21                17.55               1,215
                                                       2003                17.55                19.52               2,157
                                                       2004                19.52                20.55               2,415
                                                       2005                20.55                20.88               3,189
                                                       2006                20.88                21.66               3,134

Western Asset Management U.S. Government
  Division(h).................................         2001                14.55                15.07               1,178
                                                       2002                15.07                16.07               3,843
                                                       2003                16.07                16.13               3,166
                                                       2004                16.13                16.41               2,998
                                                       2005                16.41                16.49               3,099
                                                       2006                16.49                16.96               2,936

MetLife Aggressive Allocation Division(m).....         2005                 9.99                11.17                 143
                                                       2006                11.17                12.81                 628

MetLife Conservative Allocation Division(m)...         2005                 9.99                10.32                 188
                                                       2006                10.32                10.93                 774


                                                                       A-PPA- 69

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------

MetLife Conservative to Moderate Allocation
  Division(m).................................         2005              $  9.99              $ 10.55                 824
                                                       2006                10.55                11.44               2,444

MetLife Moderate Allocation Division(m).......         2005                 9.99                10.77               1,278
                                                       2006                10.77                11.93               4,488

MetLife Moderate to Aggressive Allocation
  Division(m).................................         2005                 9.99                11.00                 653
                                                       2006                11.00                12.44               2,721


----------------

NOTES:



a  INCEPTION DATE: JULY 5, 2000.



b  INCEPTION DATE: MARCH 3, 1997.



c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.



d THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.



e  INCEPTION DATE: NOVEMBER 9, 1998.



f  INCEPTION DATE: MAY 1, 2002.



g THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.



h  INCEPTION DATE: MAY 1, 2001.



i THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.



j THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.



k  INCEPTION DATE: MAY 1, 2004.



l THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.



m  INCEPTION DATE: MAY 1, 2005.



n  INCEPTION DATE: MAY 1, 2006.


A-PPA- 70

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                      LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
-----------------                  ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)

                                                                       A-PPA- 71

APPENDIX D


TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



                                                               PAGE
COVER PAGE..................................................     1

TABLE OF CONTENTS...........................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2

SERVICES....................................................     2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
     ANNUITIES AND INCOME ANNUITIES.........................     2

EARLY WITHDRAWAL CHARGE.....................................     4

EXPERIENCE FACTOR...........................................     4

VARIABLE INCOME PAYMENTS....................................     4

INVESTMENT MANAGEMENT FEES..................................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................    11

VOTING RIGHTS...............................................    12

ERISA.......................................................    13

TAXES.......................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1

FINANCIAL STATEMENTS OF METLIFE.............................   F-1


A-PPA- 72

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

(METLIFE LOGO)
Metropolitan Life Insurance Company                                PRSRT STD
Johnstown Office, 500 Schoolhouse Road                         U.S. Postage Paid
Johnstown, PA 15907-2914                                            METLIFE

                                 (METLIFE LOGO)


                                                             APRIL 30, 2007


PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED ANNUITIES AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

INCOME ANNUITIES AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                        LEGG MASON VALUE EQUITY
  AMERICAN FUNDS GLOBAL SMALL                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
    CAPITALIZATION                           LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH                      LORD ABBETT BOND DEBENTURE
  AMERICAN FUNDS GROWTH-INCOME               MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK AGGRESSIVE GROWTH                MFS(R) TOTAL RETURN
  BLACKROCK BOND INCOME                      MET/AIM SMALL CAP GROWTH
  BLACKROCK DIVERSIFIED                      METLIFE MID CAP STOCK INDEX
  BLACKROCK LARGE-CAP CORE                   METLIFE STOCK INDEX
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LARGE CAP VALUE                  NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK LEGACY LARGE CAP GROWTH          NEUBERGER BERMAN REAL ESTATE
  BLACKROCK STRATEGIC VALUE                  OPPENHEIMER CAPITAL APPRECIATION
  CALVERT SOCIAL BALANCED                    OPPENHEIMER GLOBAL EQUITY
  DAVIS VENTURE VALUE                        PIMCO INFLATION PROTECTED BOND
  FI INTERNATIONAL STOCK                     PIMCO TOTAL RETURN
  FI LARGE CAP                               RCM TECHNOLOGY
  FI MID CAP OPPORTUNITIES                     (FORMERLY RCM GLOBAL TECHNOLOGY)
  FI VALUE LEADERS                           RUSSELL 2000(R) INDEX
  FRANKLIN TEMPLETON SMALL CAP GROWTH        T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK FOCUSED VALUE               T. ROWE PRICE MID-CAP GROWTH
  HARRIS OAKMARK INTERNATIONAL               T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             WESTERN ASSET MANAGEMENT STRATEGIC BOND
  JANUS FORTY                                OPPORTUNITIES
  JENNISON GROWTH                            WESTERN ASSET MANAGEMENT U.S.
  LAZARD MID-CAP                             GOVERNMENT
  LEGG MASON PARTNERS AGGRESSIVE GROWTH
    (FORMERLY JANUS AGGRESSIVE GROWTH)



                             ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE             ALLOCATION
    ALLOCATION                               METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E, which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-75 of this Prospectus.


To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund, American Funds and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  B-PPA-4
TABLE OF EXPENSES..................... .....................  B-PPA-6
ACCUMULATION UNIT VALUES TABLE............... ..............  B-PPA-14
METLIFE.......................... ..........................  B-PPA-15
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  B-PPA-15
VARIABLE ANNUITIES..................... ....................  B-PPA-15
   A Deferred Annuity.......................................  B-PPA-16
   An Income Annuity........................................  B-PPA-16
YOUR INVESTMENT CHOICES.................. ..................  B-PPA-16
   Certain Payments We Receive with Regard to the
     Portfolios.............................................  B-PPA-19
DEFERRED ANNUITIES..................... ....................  B-PPA-21
   The Deferred Annuity and Your Retirement Plan............  B-PPA-21
   Automated Investment Strategies..........................  B-PPA-21
   Purchase Payments........................................  B-PPA-22
      Allocation of Purchase Payments.......................  B-PPA-22
      Limits on Purchase Payments...........................  B-PPA-23
   The Value of Your Investment.............................  B-PPA-23
   Transfers................................................  B-PPA-24
   Access to Your Money.....................................  B-PPA-27
      Account Reduction Loans...............................  B-PPA-27
      Systematic Withdrawal Program for TSA Deferred
       Annuities............................................  B-PPA-27
      Minimum Distribution..................................  B-PPA-29
   Contract Fee.............................................  B-PPA-29
   Account Reduction Loan Fees..............................  B-PPA-29
   Charges..................................................  B-PPA-29
      Insurance-Related Charge..............................  B-PPA-30
      Investment-Related Charge.............................  B-PPA-30
   Premium and Other Taxes..................................  B-PPA-30
   Early Withdrawal Charges.................................  B-PPA-30
      When No Early Withdrawal Charge Applies...............  B-PPA-31
      When A Different Early Withdrawal Charge May Apply....  B-PPA-33
   Free Look................................................  B-PPA-34
   Death Benefit............................................  B-PPA-34
   Pay-out Options (or Income Options)......................  B-PPA-35
INCOME ANNUITIES...................... .....................  B-PPA-36
   Income Payment Types.....................................  B-PPA-36
   Allocation...............................................  B-PPA-38
   Minimum Size of Your Income Payment......................  B-PPA-38
   The Value of Your Income Payments........................  B-PPA-38
   Reallocations............................................  B-PPA-39
   Contract Fee.............................................  B-PPA-43



B-PPA- 2

   Charges......................................................................................................  B-PPA-43
      Insurance-Related or Separate Account Charge..............................................................  B-PPA-43
      Investment-Related Charge.................................................................................  B-PPA-43
   Premium and Other Taxes......................................................................................  B-PPA-43
   Free Look....................................................................................................  B-PPA-44
GENERAL INFORMATION.............................................. ..............................................  B-PPA-44
   Administration...............................................................................................  B-PPA-44
      Purchase Payments.........................................................................................  B-PPA-44
      Confirming Transactions...................................................................................  B-PPA-45
      Processing Transactions...................................................................................  B-PPA-45
        By Telephone or Internet................................................................................  B-PPA-45
        After Your Death........................................................................................  B-PPA-46
        Misstatement............................................................................................  B-PPA-46
        Third Party Requests....................................................................................  B-PPA-46
        Valuation -- Suspension of Payments.....................................................................  B-PPA-46
   Advertising Performance......................................................................................  B-PPA-47
   Changes to Your Deferred Annuity or Income Annuity...........................................................  B-PPA-48
   Voting Rights................................................................................................  B-PPA-48
   Who Sells the Deferred Annuities and Income Annuities........................................................  B-PPA-49
   Financial Statements.........................................................................................  B-PPA-51
   Your Spouse's Rights.........................................................................................  B-PPA-51
   When We Can Cancel Your Deferred Annuity or Income Annuity...................................................  B-PPA-52
INCOME TAXES.................................................. .................................................  B-PPA-52
LEGAL PROCEEDINGS............................................... ...............................................  B-PPA-60
APPENDIX A PREMIUM TAX TABLE.......................................... .........................................  B-PPA-61
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION........................ .......................  B-PPA-62
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................. ................................  B-PPA-73
APPENDIX D TEXAS OPTIONAL RETIREMENT PROGRAM.................................. .................................  B-PPA-74
APPENDIX E TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................... ....................  B-PPA-75



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.



                                                                        B-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


B-PPA- 4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "you" means the trustee. For Keogh Contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.


                                                                        B-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES


The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------


CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
   Exchange Fee.............................................        None
   Surrender Fee............................................        None
   Account Reduction Loan Initiation Fee....................      $75(2)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
   Income Annuity Contract Fee(2)...........................        $350
   Transfer Fee.............................................        None


1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

    DURING PURCHASE PAYMENT/CONTRACT YEAR
    1...........................................................      7%
    2...........................................................      6%
    3...........................................................      5%
    4...........................................................      4%
    5...........................................................      3%
    6...........................................................      2%
    7...........................................................      1%
    THEREAFTER..................................................      0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.




   THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE ARE CURRENTLY WAIVING THIS CHARGE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee (3).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
   General Administrative Expenses Charge.......................................................     .50%
   Mortality and Expense Risk Charge............................................................     .75%
   Total Separate Account Annual Charge(4)..............  Current and Maximum Guaranteed Charge:    1.25%


3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.


   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.



B-PPA- 6

                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.08%
   After Waiver and/or Reimbursement of Expenses (5)(6).........        0.29%     1.08%



5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



                 PORTFOLIO                         PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
                 ---------                         ------------------------               -----------------------
METLIFE STOCK INDEX PORTFOLIO                                                0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO            0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                              0.60 OF THE EXCESS OVER $50 MILLION    0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                                        0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                  0.90 OF THE FIRST $500 MILLION         0.85 OF THE FIRST $500 MILLION
                                             0.85 OF THE EXCESS OVER $500 MILLION   0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                                                    0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                                             0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                                      0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO                      0.40 OF THE FIRST $1 BILLION           0.40 OF THE FIRST $1 BILLION
                                                      0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                                      0.30 OF THE NEXT $1 BILLION            0.30 OF THE NEXT $1 BILLION
                                               0.25 OF THE EXCESS OVER $3 BILLION     0.25 OF THE EXCESS OVER $3 BILLION



   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.


                                                                        B-PPA- 7

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(16)........     0.44      0.00         0.07             0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................     0.70      0.15         0.11             0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................     0.73      0.15         0.07             0.95
BlackRock Strategic Value Portfolio(16)....     0.82      0.00         0.06             0.88
Davis Venture Value Portfolio..............     0.71      0.00         0.04             0.75
FI International Stock Portfolio(15).......     0.85      0.00         0.13             0.98
FI Large Cap Portfolio (Class E)(24)(26)...     0.78      0.15         0.06             0.99
FI Mid Cap Opportunities Portfolio(14).....     0.68      0.00         0.06             0.74
FI Value Leaders Portfolio (Class E)(24)...     0.64      0.15         0.07             0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................     0.90      0.00         0.15             1.05
Harris Oakmark Focused Value Portfolio.....     0.72      0.00         0.05             0.77
Harris Oakmark Large Cap Value Portfolio...     0.72      0.00         0.06             0.78
Jennison Growth Portfolio(17)..............     0.63      0.00         0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.00         0.07             0.97
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................     0.53      0.15         0.05             0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.00         0.07             0.33
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................     0.30      0.00         0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(26)............................     0.65      0.00         0.06             0.71
Oppenheimer Global Equity Portfolio(18)....     0.53      0.00         0.09             0.62
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.00         0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.00         0.07             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............     0.63      0.00         0.07             0.70
Western Asset Management U.S. Government
  Portfolio(21)............................     0.50      0.00         0.07             0.57

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................       0.01           0.45
BlackRock Diversified Portfolio(16)........       0.00           0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................       0.00           0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................       0.00           0.95
BlackRock Strategic Value Portfolio(16)....       0.00           0.88
Davis Venture Value Portfolio..............       0.00           0.75
FI International Stock Portfolio(15).......       0.00           0.98
FI Large Cap Portfolio (Class E)(24)(26)...       0.00           0.99
FI Mid Cap Opportunities Portfolio(14).....       0.00           0.74
FI Value Leaders Portfolio (Class E)(24)...       0.00           0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................       0.00           1.05
Harris Oakmark Focused Value Portfolio.....       0.00           0.77
Harris Oakmark Large Cap Value Portfolio...       0.00           0.78
Jennison Growth Portfolio(17)..............       0.00           0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Loomis Sayles Small Cap Portfolio(6).......       0.05           0.92
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................       0.00           0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01           0.32
MetLife Stock Index Portfolio(6)...........       0.01           0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................       0.01           0.44
Neuberger Berman Mid Cap Value
  Portfolio(26)............................       0.00           0.71
Oppenheimer Global Equity Portfolio(18)....       0.00           0.62
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00           0.68
T. Rowe Price Small Cap Growth Portfolio...       0.00           0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............       0.00           0.70
Western Asset Management U.S. Government
  Portfolio(21)............................       0.00           0.57


B-PPA- 8


                                                                B              A+B=C
                                                 A        OTHER EXPENSES   TOTAL EXPENSES           D
                                             MANAGEMENT       BEFORE       BEFORE WAIVER/        WAIVER/
ASSET ALLOCATION PORTFOLIOS(20)                 FEES      REIMBURSEMENT    REIMBURSEMENT      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................      0.10           0.09             0.19              0.09
MetLife Conservative to Moderate
  Allocation Portfolio(6).................      0.10           0.02             0.12              0.02
MetLife Moderate Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Aggressive Allocation
  Portfolio(6)............................      0.10           0.07             0.17              0.07

                                                           NET TOTAL ANNUAL
                                                          EXPENSES INCLUDING
                                              C-D=E     ESTIMATED NET EXPENSES
                                            NET TOTAL             OF
ASSET ALLOCATION PORTFOLIOS(20)             EXPENSES    UNDERLYING PORTFOLIOS
------------------------------------------  ----------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................    0.10               0.71
MetLife Conservative to Moderate
  Allocation Portfolio(6).................    0.10               0.75
MetLife Moderate Allocation
  Portfolio(6)............................    0.10               0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................    0.10               0.85
MetLife Aggressive Allocation
  Portfolio(6)............................    0.10               0.85



                                                                    B              A+B=C                           C-D=E
CALVERT FUND ANNUAL EXPENSES                         A        OTHER EXPENSES   TOTAL EXPENSES                  TOTAL EXPENSES
for fiscal year ending December 31, 2006         MANAGEMENT       BEFORE           BEFORE             D            AFTER
(as a percentage of average net assets)             FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio..............     0.70           0.21             0.91             0.00           0.91


                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(16)(26)(27)(30)(31)............     0.63      0.00         0.22             0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................     0.78      0.15         0.13             1.06
Janus Forty Portfolio (Class E)(8)(26).....     0.65      0.15         0.06             0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................     0.70      0.15         0.06             0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................     0.63      0.00         0.09             0.72
Legg Mason Value Equity
  Portfolio(13)(25)(31)....................     0.64      0.00         0.08             0.72
Lord Abbett Bond Debenture Portfolio(9)....     0.50      0.00         0.04             0.54
MFS(R) Research International Portfolio....     0.72      0.00         0.14             0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................     0.87      0.15         0.06             1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................     0.64      0.15         0.04             0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................     0.57      0.15         0.05             0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................     0.50      0.15         0.07             0.72
PIMCO Total Return Portfolio...............     0.50      0.00         0.05             0.55
RCM Technology Portfolio(19)(25)(29)(31)...     0.88      0.00         0.14             1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................     0.75      0.00         0.04             0.79

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Large-Cap Core
  Portfolio(16)(26)(27)(30)(31)............       0.00           0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................       0.00           1.06
Janus Forty Portfolio (Class E)(8)(26).....       0.00           0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................       0.00           0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................       0.00           0.72
Legg Mason Value Equity
  Portfolio(13)(25)(31)....................       0.00           0.72
Lord Abbett Bond Debenture Portfolio(9)....       0.00           0.54
MFS(R) Research International Portfolio....       0.00           0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................       0.00           1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................       0.00           0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................       0.00           0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................       0.00           0.72
PIMCO Total Return Portfolio...............       0.00           0.55
RCM Technology Portfolio(19)(25)(29)(31)...       0.00           1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................       0.00           0.79



                                               A          B
                                           MANAGEMENT   12b-1         C             A+B+C=D
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)       FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES
-----------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................     0.45      0.15         0.16             0.76
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................     0.45      0.15         0.14             0.74

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                                                       ESTIMATED NET
                                                   E                 D-E=F              EXPENSES OF
                                                WAIVER/            NET TOTAL             UNDERLYING
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)      REIMBURSEMENT      ANNUAL EXPENSES          PORTFOLIOS
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................        0.06                0.70                   0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................        0.04                0.70                   0.94


                                                                        B-PPA- 9

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(24)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(24)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Bond Portfolio..............       0.00           0.67
American Funds Global Small Capitalization
  Portfolio................................       0.00           1.02
American Funds Growth Portfolio............       0.00           0.59
American Funds Growth-Income Portfolio.....       0.00           0.53



7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.



8 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.



9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



10 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.



13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



14 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



15 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.



16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:



              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK LARGE CAP PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO



17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.



18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.



19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.



20 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE


B-PPA- 10

   EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



21 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:



                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



22 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.



23 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS: 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.



24 EACH OF THE AMERICAN METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A
   DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.



25 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
BLACKROCK LARGE CAP VALUE                                        0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                              0.03
LEGG MASON VALUE EQUITY                                          0.02
RCM TECHNOLOGY                                                   0.04



26 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.



27 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.



28 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



29 RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED
   RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.



31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.



32 OTHER EXPENSES INCLUDE 0.02% OF THE "ACQUIRED FUND FEES AND EXPENSES", WHICH
   ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.


                                                                       B-PPA- 11

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $884         $1,216         $1,542         $2,654
Minimum...................................................      $811         $  989         $1,143         $1,839


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $236         $726          $1,242         $2,654
Minimum....................................................      $158         $489          $  843         $1,839



B-PPA- 12

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $586         $1,076         $1,592         $3,004
Minimum...................................................      $508         $  839         $1,193         $2,189



                                                                       B-PPA- 13

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.


B-PPA- 14

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.


METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.



The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


                                                                       B-PPA- 15

Group Deferred Annuities and group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.


A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


All TSA, 457(b), Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for your lifetime as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, FI Value Leaders, Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS(R)


B-PPA- 16

Total Return, BlackRock Legacy Large Cap Growth, Lazard Mid-Cap, Oppenheimer Capital Appreciation, BlackRock Large Cap Value and Janus Forty, which are all Class E.



The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C, Portfolio Legal and Marketing Names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.


ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS


The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.



                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth



                                                                       B-PPA- 17

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Calvert Social Balanced Portfolio                 Seeks to achieve a competitive total return through an
                                                  actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth
                                                  opportunity and which satisfy the investment and social
                                                  criteria
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
         EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital


B-PPA- 18

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



                                                                       B-PPA- 19

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")



B-PPA- 20

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *  TSA (Tax Sheltered Annuity)

    *  PEDC

    *  Keogh (Keogh plans under sec.401)

    *  403(a) (Qualified Annuity plans under sec.403(a))


These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity).


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.


                                                                       B-PPA- 21

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.


The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.


THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS


There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your


B-PPA- 22
request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).

*  Your leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities).

*  Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.


                                                                       B-PPA- 23

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may


B-PPA- 24
adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons



                                                                       B-PPA- 25
who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or


B-PPA- 26
redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.



We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could be still dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.


                                                                       B-PPA- 27

Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th of the prior month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance


B-PPA- 28
your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee.


* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

*  There is no contract fee for certain TSA Deferred Annuities.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.


                                                                       B-PPA- 29

INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk). The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your


B-PPA- 30
actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.


For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                           During Purchase Payment/Contract Year
    Year                          1          2          3          4          5          6          7         8 & Later
    Percentage                   7%         6%         5%         4%         3%         2%         1%            0%

If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.


You do not pay an early withdrawal charge:


* On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.


*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you


                                                                       B-PPA- 31
   have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* In connection with Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                                            Contract Year
         Year                          1*          2          3           4             5
         Percentage                    20%        25%        33 1/3%     50%        remainder
         * Less that Contract Year's withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

*  If you retire:

     -- For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

     -- For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

     --   For the PEDC Deferred Annuity, if you retire.

     -- For certain TSA Deferred Annuities, if you retired before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).


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     -- For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

*  If you leave your job:

     -- For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

     -- For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

     -- For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

     -- For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

     -- For certain TSA Deferred Annuities, if you left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY
If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


                                                                       B-PPA- 33

*  Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                                           During Purchase Payment Year
         Year                          1          2          3          4          5         6 and Beyond
         Percentage                   5%         4%         3%         2%         1%              0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                                                After the Transfer
         Year                          1          2          3          4          5         6 and Beyond
         Percentage                   5%         4%         3%         2%         1%              0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated Keogh


B-PPA- 34

Deferred Annuity.) If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:


*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.


PAY-OUT OPTIONS (OR INCOME OPTIONS)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.


When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate


                                                                       B-PPA- 35

Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  TSA

*  PEDC

*  Keogh

*  403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.


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* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.


*  Many times the Owner and the Annuitant are the same person.



*  When deciding how to receive income, consider:



     --   The amount of income you need;



     --   The amount you expect to receive from other sources;



     --   The growth potential of other investments; and



     --   How long you would like your income to last.



Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. Due to Underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited. The following income payment types are available:



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


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INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS


AMOUNT OF INCOME PAYMENTS



Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.



The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.



Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable



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income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.


For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and


*  The investment division from which you want to reallocate.


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When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;



* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;



* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;



* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.



When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.



Here are examples of the effect of a reallocation on the income payment:



* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)



* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)



We may require that you use our forms to make reallocations.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


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We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require reallocation/transfer requests to or from an American Fund portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.





Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


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Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.


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CONTRACT FEE


Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES


There are two types of charges you pay if you allocate any of your income payment to the investment divisions:


*  Insurance-related charge; and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.



The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal


                                                                       B-PPA- 43
or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.


You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.


GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashiers check or certified check, made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely

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or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.


Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.


We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our


                                                                       B-PPA- 45
security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT





We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.



Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


B-PPA- 46

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE


We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.


We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.


AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.


For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate


                                                                       B-PPA- 47
what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so


B-PPA- 48
that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.



There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.



Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase



                                                                       B-PPA- 49
payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


MSI also pays the business unit responsible for the operation of our distribution system.



Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.


B-PPA- 50

MLIDC may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.



We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.


Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for sales of the Contracts.


FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


                                                                       B-PPA- 51

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.


For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.



INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.



You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.



You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).



Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.



Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


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To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



GENERAL


Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.



All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.



Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.



WITHDRAWALS



When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).



We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



WITHDRAWALS BEFORE AGE 59 1/2



Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.


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As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                                Type of Contract
                                               ---------------------------------------------------
                                                 TSA
                                               and TSA      SIMPLE
                                                ERISA       IRA(1)      SEP      457(b)      Keogh      403(a)
                                               -------      ------      ---      ------      -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                            X(2)        X          X         X(2)        X(2)       X(2)
After you die                                     X           X          X         X           X          X
After you become totally disabled (as
defined in the Code)                              X           X          X         X           X          X
To pay deductible medical expenses                X           X          X         X           X          X
After separation from service if you are
over 55                                           X                                X           X          X
After December 31, 1999 for IRS levies            X           X          X         X           X          X
To pay medical insurance premiums if you
are unemployed                                                X          X
For qualified higher education expenses,
or                                                            X          X
For qualified first time home purchases
up to $10,000                                                 X          X
Payments to alternate payees pursuant to
qualified domestic relations orders               X                                X           X          X
(1) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must be separated from service at the time payments begin.



SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS



If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.



If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.



SEPARATE ACCOUNT CHARGES



It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.



Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.



Additionally, under new proposed regulations, life insurance may not be offered under TSA contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the


B-PPA- 54
incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.



PURCHASE PAYMENTS



Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction and are not subject to current income tax.



Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.



Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.



WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS



Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.



If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans, if certain conditions are met, amounts may be transferred into another 457(b) plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer).



Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.



Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.



Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.



Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.



ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING



We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.


                                                                       B-PPA- 55

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:



* A series of substantially equal payments made at least annually for (1) your life or life expectancy; both you and your beneficiary's lives or life expectancies; or a specified period of 10 or more years



     --   Withdrawals made to satisfy minimum distribution requirements



     --   Certain withdrawals on account of financial hardship



    Other exceptions to the definition of eligible rollover distribution may exist.



For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.



MINIMUM DISTRIBUTION REQUIREMENTS



Generally, you must begin receiving withdrawals by April 1 of: (1) the calendar year following the year in which you reach age 70 1/2 or (2) the year you retire but only to the extent permitted by your plan and Contract and provided you do not own 5% or more of your employer. For IRAs, you must begin receiving withdrawals by April 1 of the year in which you reach age 70 1/2 even if you have not retired.



Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.



In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA. The IRA/SEP accounts and annuity contracts of a participant are aggregated together and the same is done for the SIMPLE IRAs of a participant., You may, however, generally decide from which Traditional IRA/SEPs (or from which SIMPLE IRAs, as the case may be) to satisfy the minimum distribution requirements and how much to take from each.



You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).



In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.



The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.


B-PPA- 56

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.



DEATH BENEFITS



The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.



If your spouse is your beneficiary, and your Contract permits, your may spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the tax law.



If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.



TSAS (ERISA AND NON-ERISA)



GENERAL



TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.



In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).



Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.



The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.


                                                                       B-PPA- 57

WITHDRAWALS AND INCOME PAYMENTS



If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:



     -- Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).



     -- Is directly transferred to another permissible investment under sec.403(b) arrangements;



     --   Relates to amounts that are not salary reduction elective deferrals;



     -- Occurs after you die, leave your job or become disabled (as defined by the Code); or



     -- Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.



DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS



Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:



* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.



* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.



* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).



* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.



* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.



* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.



Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.


B-PPA- 58

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:



The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.



Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.



In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).



If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").



Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.



Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.



LOANS



If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.



The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.



Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.



457(B) PLANS



GENERAL



457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.



457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.


                                                                       B-PPA- 59

WITHDRAWALS



Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code)



SPECIAL RULES



Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).



LOANS



In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.



Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.



KEOGH ANNUITIES



Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.



403(A)



GENERAL



The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.



See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.


LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.



B-PPA- 60

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                             Keogh and           PEDC
                                                          TSA Deferred    403(a) Deferred    Deferred and
                                                           and Income       and Income          Income
                                                           Annuities         Annuities       Annuities(1)
                                                          ------------    ---------------    ------------
California............................................        0.5%              0.5%             2.35%
Maine.................................................         --                --                --
Nevada................................................         --                --                --
Puerto Rico(2)........................................        3.0%              3.0%              3.0%
South Dakota..........................................         --                --                --
West Virginia.........................................        1.0%              1.0%              1.0%
Wyoming...............................................         --                --                --

----------------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

2  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.


                                                                       B-PPA- 61

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
American Funds Bond Division(n)..................... 2006    $ 15.03         $ 15.80            836
American Funds Global Small Capitalization
  Division(h)....................................... 2001      14.94           13.62            549
                                                     2002      13.62           10.89          1,291
                                                     2003      10.89           16.52          2,335
                                                     2004      16.52           19.72          3,455
                                                     2005      19.72           24.41          4,904
                                                     2006      24.41           29.92          5,888
American Funds Growth Division(h)................... 2001     138.68          118.11            382
                                                     2002     118.11           88.12            925
                                                     2003      88.12          119.07          1,483
                                                     2004     119.07          132.29          1,843
                                                     2005     132.29          151.82          2,086
                                                     2006     151.82          165.27          2,172
American Funds Growth-Income Division(h)............ 2001      90.87           87.85            403
                                                     2002      87.85           70.84          1,163
                                                     2003      70.84           92.66          1,753
                                                     2004      92.66          101.01          2,228
                                                     2005     101.01          105.58          2,335
                                                     2006     105.58          120.14          2,349
BlackRock Aggressive Growth Division................ 1997      23.77           25.04         43,365
                                                     1998      25.04           28.12         38,969
                                                     1999      28.12           37.00         31,947
                                                     2000      37.00           33.76         33,047
                                                     2001      33.76           25.42         31,088
                                                     2002      25.42           17.89         27,173
                                                     2003      17.89           24.88         25,242
                                                     2004      24.88           27.76         22,464
                                                     2005      27.76           30.35         19,758
                                                     2006      30.35           31.99         17,109


B-PPA- 62

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c)................... 1997    $ 16.49         $ 17.89         16,306
                                                     1998      17.89           19.33         20,059
                                                     1999      19.33           18.65         18,530
                                                     2000      18.65           20.49         16,395
                                                     2001      20.49           21.92         18,444
                                                     2002      21.92           23.45         17,572
                                                     2003      23.45           24.52         15,375
                                                     2004      24.52           25.29         13,470
                                                     2005      25.29           25.58         12,152
                                                     2006      25.58           26.38         10,383
BlackRock Diversified Division...................... 1997      19.22           22.89         62,601
                                                     1998      22.89           27.04         73,899
                                                     1999      27.04           29.04         75,121
                                                     2000      29.04           28.98         75,252
                                                     2001      28.98           26.80         66,376
                                                     2002      26.80           22.80         53,835
                                                     2003      22.80           27.15         48,137
                                                     2004      27.15           29.10         42,486
                                                     2005      29.10           29.62         36,979
                                                     2006      29.62           32.33         31,232
BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)................................. 1997      21.37           27.09         60,108
                                                     1998      27.09           34.30         64,044
                                                     1999      34.30           40.13         64,028
                                                     2000      40.13           37.19         62,978
                                                     2001      37.19           30.48         57,299
                                                     2002      30.48           22.24         47,428
                                                     2003      22.24           28.61         42,944
                                                     2004      28.61           31.32         37,879
                                                     2005      31.32           32.05         13,015
                                                     2006      32.05           36.12         27,458
BlackRock Large Cap Value Division -- Class E(f).... 2002      10.00            7.93            283
                                                     2003       7.93           10.60            856
                                                     2004      10.60           11.87          1,486
                                                     2005      11.87           12.39          1,365
                                                     2006      12.39           14.59          3,032


                                                                       B-PPA- 63

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(k).............................................. 2004    $ 10.07         $ 11.06            130
                                                     2005      11.06           11.67            247
                                                     2006      11.67           11.99            399
BlackRock Strategic Value Division(a)............... 2000      10.00           12.24          4,095
                                                     2001      12.24           14.03         14,485
                                                     2002      14.03           10.90         18,439
                                                     2003      10.90           16.16         18,573
                                                     2004      16.16           18.41         18,477
                                                     2005      18.41           18.94         16,020
                                                     2006      18.94           21.84         13,598
Calvert Social Balanced Division.................... 1997      18.68           22.15          1,181
                                                     1998      22.15           25.44          1,367
                                                     1999      25.44           28.20          1,453
                                                     2000      28.20           26.98          1,527
                                                     2001      26.98           24.80          1,563
                                                     2002      24.80           21.51          1,498
                                                     2003      21.51           25.35          1,515
                                                     2004      25.35           27.10          1,526
                                                     2005      27.10           28.28          1,501
                                                     2006      28.28           30.38              0
Cyclical Growth ETF Division(n)..................... 2006      10.73           11.45             91
Cyclical Growth & Income ETF Division(n)............ 2006      10.52           11.19             88
Davis Venture Value Division(a)..................... 2000      30.19           30.79            916
                                                     2001      30.79           27.01          2,072
                                                     2002      27.01           22.31          2,269
                                                     2003      22.31           28.84          2,514
                                                     2004      28.84           32.01          3,050
                                                     2005      32.01           34.87          3,698
                                                     2006      34.87           39.46          3,990


B-PPA- 64

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
FI International Stock Division..................... 1997    $ 13.76         $ 13.27         15,866
                                                     1998      13.27           16.07         14,327
                                                     1999      16.07           18.48         13,055
                                                     2000      18.48           16.41         13,978
                                                     2001      16.41           12.87         13,983
                                                     2002      12.87           10.48         13,034
                                                     2003      10.48           13.26         11,724
                                                     2004      13.26           15.48         10,579
                                                     2005      15.48           18.04          9,744
                                                     2006      18.04           20.76          9,148
FI Large Cap Division(n)............................ 2006      17.52           17.75             45
FI Mid Cap Opportunities Division(b)(j)............. 1997      10.00           12.68          7,417
                                                     1998      12.68           17.19         19,025
                                                     1999      17.19           37.85         44,078
                                                     2000      37.85           25.71         57,544
                                                     2001      25.71           15.91         52,016
                                                     2002      15.91           11.16         42,960
                                                     2003      11.16           14.83         38,319
                                                     2004      14.83           17.16         34,048
                                                     2005      17.16           18.13         29,769
                                                     2006      18.13           20.03         25,415
FI Value Leaders Division -- Class E(f)............. 2002      23.06           19.03             40
                                                     2003      19.03           23.83            175
                                                     2004      23.83           26.72            294
                                                     2005      26.72           29.18            561
                                                     2006      29.18           32.21            728
Franklin Templeton Small Cap Growth Division(h)..... 2001      10.00            8.80            769
                                                     2002       8.80            6.27          1,420
                                                     2003       6.27            8.98          2,000
                                                     2004       8.98            9.88          1,935
                                                     2005       9.88           10.22          1,816
                                                     2006      10.22           11.10          1,738


                                                                       B-PPA- 65

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division(h)............ 2001    $ 23.96         $ 26.80          2,799
                                                     2002      26.80           24.13          5,043
                                                     2003      24.13           31.61          5,303
                                                     2004      31.61           34.32          5,348
                                                     2005      34.32           37.28          5,416
                                                     2006      37.28           41.41          4,400
Harris Oakmark International Division -- Class
  E(f).............................................. 2002      10.60            8.85             42
                                                     2003       8.85           11.82            594
                                                     2004      11.82           14.09          1,793
                                                     2005      14.09           15.90          3,247
                                                     2006      15.90           20.26          4,690
Harris Oakmark Large Cap Value Division(e).......... 1998      10.00            9.71            385
                                                     1999       9.71            8.93          3,630
                                                     2000       8.93            9.91          4,947
                                                     2001       9.91           11.59         16,421
                                                     2002      11.59            9.83         19,478
                                                     2003       9.83           12.18         18,730
                                                     2004      12.18           13.40         18,015
                                                     2005      13.40           13.05         16,233
                                                     2006      13.05           15.23         13,096
Jennison Growth Division............................ 2005       4.12            4.98          5,029
                                                     2006       4.98            5.05          4,487
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i)........................... 2000       9.81            7.24          2,554
                                                     2001       7.24            4.94          5,531
                                                     2002       4.94            3.47          5,941
                                                     2003       3.47            4.31          6,162
                                                     2004       4.31            4.47          5,450
                                                     2005       4.47            4.08          2,161
Lazard Mid Cap Division -- Class E(f)............... 2002      11.41            9.70            341
                                                     2003       9.70           12.10            799
                                                     2004      12.10           13.68            970
                                                     2005      13.68           14.62          1,005
                                                     2006      14.62           16.57            995


B-PPA- 66

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(g)(h).................... 2001    $ 10.03         $  7.78          1,020
                                                     2002       7.78            5.33          1,506
                                                     2003       5.33            6.82          1,648
                                                     2004       6.82            7.33          1,574
                                                     2005       7.33            8.24            600
                                                     2006       8.24            8.01          1,614
Legg Mason Value Equity Division.................... 2006       9.61           10.33          1,119
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(l)................................ 2001       9.39            8.35            493
                                                     2002       8.35            6.58            795
                                                     2003       6.58            7.92            847
                                                     2004       7.92            8.71          1,131
                                                     2005       8.71            9.22          1,085
                                                     2006       9.22            9.66          1,085
Lehman Brothers(R) Aggregate Bond Division(e)....... 1998      10.00           10.11            793
                                                     1999      10.11            9.85          7,736
                                                     2000       9.85           10.84         11,151
                                                     2001      10.84           11.51         17,518
                                                     2002      11.51           12.53         20,055
                                                     2003      12.53           12.82         20,050
                                                     2004      12.82           13.18         22,529
                                                     2005      13.18           13.29         21,998
                                                     2006      13.29           13.67         20,187
Loomis Sayles Small Cap Division(a)................. 2000      25.78           25.52            353
                                                     2001      25.52           22.98            654
                                                     2002      22.98           17.80            759
                                                     2003      17.80           24.00            811
                                                     2004      24.00           27.58            827
                                                     2005      27.58           29.13            863
                                                     2006      29.13           33.58          1,062


                                                                       B-PPA- 67

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division(d).............. 1997    $ 10.00         $ 10.50          2,375
                                                     1998      10.50            9.59          3,882
                                                     1999       9.59           11.16          4,708
                                                     2000      11.16           10.92          5,292
                                                     2001      10.92           10.64          5,375
                                                     2002      10.64           10.65          4,921
                                                     2003      10.65           12.57          5,370
                                                     2004      12.57           13.46          5,243
                                                     2005      13.46           13.54          5,163
                                                     2006      13.54           14.62          5,043
Met/AIM Small Cap Growth Division -- Class E(f)..... 2002      11.24            8.51            129
                                                     2003       8.51           11.68            317
                                                     2004      11.68           12.30            323
                                                     2005      12.30           13.17            359
                                                     2006      13.17           14.87            412
MetLife Mid Cap Stock Index Division(a)............. 2000      10.00           10.62          5,492
                                                     2001      10.62           10.36          8,076
                                                     2002      10.36            8.71         10,595
                                                     2003       8.71           11.61         11,375
                                                     2004      11.61           13.30          9,542
                                                     2005      13.30           14.75          9,545
                                                     2006      14.75           16.04          9,101
MetLife Stock Index Division........................ 1997      22.43           29.27         58,817
                                                     1998      29.27           37.08         71,196
                                                     1999      37.08           44.24         79,701
                                                     2000      44.24           39.61         83,774
                                                     2001      39.61           34.36         80,859
                                                     2002      34.36           26.36         73,948
                                                     2003      26.36           33.38         69,957
                                                     2004      33.38           36.44         67,005
                                                     2005      36.44           37.66         61,178
                                                     2006      37.66           42.95         53,415


B-PPA- 68

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MFS Research International Division(h).............. 2001    $ 10.00         $  8.73            408
                                                     2002       8.73            7.62            830
                                                     2003       7.62            9.96            972
                                                     2004       9.96           11.77          1,281
                                                     2005      11.77           13.58          1,544
                                                     2006      13.58           17.02          3,004
MFS Total Return Division -- Class E(k)............. 2004      10.04           10.93            541
                                                     2005      10.93           11.12          1,421
                                                     2006      11.12           12.30          1,656
Morgan Stanley EAFE(R) Index Division(e)............ 1998      10.00           10.79            341
                                                     1999      10.79           13.31          3,867
                                                     2000      13.31           11.24          8,036
                                                     2001      11.24            8.69         11,009
                                                     2002       8.69            7.15         12,551
                                                     2003       7.15            9.72         12,721
                                                     2004       9.72           11.49         10,709
                                                     2005      11.49           12.85         10,291
                                                     2006      12.85           15.96         10,009
Neuberger Berman Mid Cap Value Division(e).......... 1998      10.00           10.72            297
                                                     1999      10.72           12.46          2,437
                                                     2000      12.46           15.78          7,503
                                                     2001      15.78           15.19          9,095
                                                     2002      15.19           13.56          9,177
                                                     2003      13.56           18.28          9,002
                                                     2004      18.28           22.20         10,311
                                                     2005      22.20           24.61         11,156
                                                     2006      24.61           27.09          9,645
Neuberger Berman Real Estate Division -- Class
  E(k).............................................. 2004       9.99           12.86          1,461
                                                     2005      12.86           14.41          3,143
                                                     2006      14.41           19.58          5,319
Oppenheimer Capital Appreciation Division -- Class
  E(m).............................................. 2005      10.02           10.90             65
                                                     2006      10.90           11.60            164


                                                                       B-PPA- 69

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division(b)............... 1997    $ 10.00         $ 10.84          4,826
                                                     1998      10.84           12.42          7,714
                                                     1999      12.42           15.36          9,322
                                                     2000      15.36           14.92         11,688
                                                     2001      14.92           12.37         12,089
                                                     2002      12.37           10.26         10,865
                                                     2003      10.26           13.22         10,015
                                                     2004      13.22           15.20          9,062
                                                     2005      15.20           17.44          8,299
                                                     2006      17.44           20.09          7,630
PIMCO Inflation Protected Bond Division(n).......... 2006      11.07           11.19            275
PIMCO Total Return Division(h)...................... 2001      10.00           10.54          2,743
                                                     2002      10.54           11.41          8,937
                                                     2003      11.41           11.78          9,775
                                                     2004      11.78           12.24          9,739
                                                     2005      12.24           12.39         10,725
                                                     2006      12.39           12.83          9,738
RCM Technology Division (formerly RCM Global
  Technology Division)(h)........................... 2001      10.00            7.44          2,035
                                                     2002       7.44            3.63          2,782
                                                     2003       3.63            5.66          6,376
                                                     2004       5.66            5.35          5,501
                                                     2005       5.35            5.88          4,228
                                                     2006       5.88            6.13          3,454
Russell 2000(R) Index Division(e)................... 1998      10.00           10.52            598
                                                     1999      10.52           12.76          5,393
                                                     2000      12.76           12.12          9,115
                                                     2001      12.12           12.08          9,631
                                                     2002      12.08            9.48         10,366
                                                     2003       9.48           13.68         10,958
                                                     2004      13.68           15.92          9,451
                                                     2005      15.92           16.43          8,754
                                                     2006      16.43           19.14          8,072


B-PPA- 70

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division(e).......... 1998    $ 10.00         $ 11.00            407
                                                     1999      11.00           13.28          3,394
                                                     2000      13.28           13.05         12,475
                                                     2001      13.05           11.62         12,076
                                                     2002      11.62            8.80         10,694
                                                     2003       8.80           11.38         10,541
                                                     2004      11.38           12.35          9,724
                                                     2005      12.35           13.00          8,794
                                                     2006      13.00           14.54          7,871
T. Rowe Price Mid-Cap Growth Division(h)............ 2001      10.00            8.42          1,519
                                                     2002       8.42            4.66          2,342
                                                     2003       4.66            6.31          3,462
                                                     2004       6.31            7.36          4,025
                                                     2005       7.36            8.35          4,625
                                                     2006       8.35            8.79          4,609
T. Rowe Price Small Cap Growth Division(b).......... 1997      10.00           11.75          6,932
                                                     1998      11.75           12.01         13,124
                                                     1999      12.01           15.18         14,008
                                                     2000      15.18           13.63         19,426
                                                     2001      13.63           12.25         18,640
                                                     2002      12.25            8.87         16,726
                                                     2003       8.87           12.34         15,888
                                                     2004      12.34           13.54         14,106
                                                     2005      13.54           14.84         12,483
                                                     2006      14.84           15.23         10,952
Western Asset Management Strategic Bond
  Opportunities Division(h)......................... 2001      15.75           16.21            494
                                                     2002      16.21           17.55          1,215
                                                     2003      17.55           19.52          2,157
                                                     2004      19.52           20.55          2,415
                                                     2005      20.55           20.88          3,189
                                                     2006      20.88           21.66          3,134
Western Asset Management U.S. Government
  Division(h)....................................... 2001      14.55           15.07          1,178
                                                     2002      15.07           16.07          3,843
                                                     2003      16.07           16.13          3,166
                                                     2004      16.13           16.41          2,998
                                                     2005      16.41           16.49          3,099
                                                     2006      16.49           16.96          2,936


                                                                       B-PPA- 71

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation Division.............. 2005    $  9.99         $ 11.17            143
                                                     2006      11.17           12.81            628
MetLife Conservative Allocation Division............ 2005       9.99           10.32            188
                                                     2006      10.32           10.93            774
MetLife Conservative to Moderate Allocation
  Division.......................................... 2005       9.99           10.55            824
                                                     2006      10.55           11.44          2,444
MetLife Moderate Allocation Division................ 2005       9.99           10.77          1,278
                                                     2006      10.77           11.93          4,488
MetLife Moderate to Aggressive Allocation
  Division.......................................... 2005       9.99           11.00            653
                                                     2006      11.00           12.44          2,721


----------------

NOTES:

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception Date: May 1, 2002.
(g) The assets of Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in The Met/Putnam Voyager Division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.
(l) The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors
     Trust Division.
(m)  Inception Date: May 1, 2005.
(n)  Inception Date: May 1, 2006.


B-PPA- 72

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/ TRUST                        LEGAL NAME OF PORTFOLIO SERIES                       MARKETING NAME
------------------                    --------------------------------------       --------------------------------------
AMERICAN FUNDS INSURANCE SERIES                     Bond Fund                             American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES          Global Small Capitalization Fund               American Funds Global Small
                                                                                            Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES                 Growth-Income Fund                   American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                    Growth Fund                           American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.           FI International Stock Portfolio             FI International Stock Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.                FI Large Cap Portfolio                 FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.          FI Mid Cap Opportunities Portfolio           FI Mid Cap Opportunities Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.              FI Value Leaders Portfolio             FI Value Leaders Portfolio (Fidelity)


                                                                       B-PPA- 73

APPENDIX D

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL

RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.


B-PPA- 74

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
COVER PAGE..................................................      1
TABLE OF CONTENTS...........................................      1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............      2
SERVICES....................................................      2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................      2
EARLY WITHDRAWAL CHARGE.....................................      4
EXPERIENCE FACTOR...........................................      4
VARIABLE INCOME PAYMENTS....................................      4
INVESTMENT MANAGEMENT FEES..................................      7
ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................     11
VOTING RIGHTS...............................................     12
ERISA.......................................................     13
TAXES.......................................................     14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................    F-1
FINANCIAL STATEMENTS OF METLIFE.............................    F-1



                                                                       B-PPA- 75

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                 (METLIFE LOGO)


                                                             APRIL 30, 2007


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Income Annuity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  AMERICAN FUNDS GROWTH                      LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               LORD ABBETT BOND DEBENTURE
  BLACKROCK AGGRESSIVE GROWTH                MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK BOND INCOME                      MFS(R) TOTAL RETURN
  BLACKROCK DIVERSIFIED                      MET/AIM SMALL CAP GROWTH
  BLACKROCK LARGE-CAP CORE                   METLIFE MID CAP STOCK INDEX
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   METLIFE STOCK INDEX
  BLACKROCK LARGE CAP VALUE                  MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LEGACY LARGE CAP GROWTH          NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK STRATEGIC VALUE                  NEUBERGER BERMAN REAL ESTATE
  DAVIS VENTURE VALUE                        OPPENHEIMER CAPITAL APPRECIATION
  FI INTERNATIONAL STOCK                     OPPENHEIMER GLOBAL EQUITY
  FI MID CAP OPPORTUNITIES                   PIMCO TOTAL RETURN
  FI VALUE LEADERS                           RCM TECHNOLOGY
  FRANKLIN TEMPLETON SMALL CAP GROWTH          (FORMERLY, RCM GLOBAL TECHNOLOGY)
  HARRIS OAKMARK FOCUSED VALUE               RUSSELL 2000(R) INDEX
  HARRIS OAKMARK INTERNATIONAL               T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             T. ROWE PRICE MID-CAP GROWTH
  JANUS FORTY                                T. ROWE PRICE SMALL CAP GROWTH
  JENNISON GROWTH                            WESTERN ASSET MANAGEMENT STRATEGIC BOND
  LAZARD MID-CAP                               OPPORTUNITIES
  LEGG MASON PARTNERS AGGRESSIVE GROWTH      WESTERN ASSET MANAGEMENT U.S.
    (FORMERLY, JANUS AGGRESSIVE GROWTH)      GOVERNMENT
  LEGG MASON VALUE EQUITY



                             ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE             ALLOCATION
    ALLOCATION                               METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-72 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  C-PPA-4
TABLE OF EXPENSES..................... .....................  C-PPA-6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISON.... ...  C-PPA-13
METLIFE.......................... ..........................  C-PPA-14
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  C-PPA-14
VARIABLE ANNUITIES..................... ....................  C-PPA-14
   A Deferred Annuity.......................................  C-PPA-15
   An Income Annuity........................................  C-PPA-15
YOUR INVESTMENT CHOICES.................. ..................  C-PPA-15
   Certain Payments We Receive With Regard to the
     Portfolios.............................................  C-PPA-18
DEFERRED ANNUITIES..................... ....................  C-PPA-19
   The Deferred Annuity and Your Retirement Plan............  C-PPA-19
   Automated Investment Strategies..........................  C-PPA-20
   Purchase Payments........................................  C-PPA-21
      Allocation of Purchase Payments.......................  C-PPA-21
      Automated Purchase Payments...........................  C-PPA-21
      Limits on Purchase Payments...........................  C-PPA-21
   The Value of Your Investment.............................  C-PPA-22
   Transfers................................................  C-PPA-22
   Access to Your Money.....................................  C-PPA-25
      Systematic Withdrawal Program.........................  C-PPA-25
      Minimum Distribution..................................  C-PPA-27
   Contract Fee.............................................  C-PPA-27
   Charges..................................................  C-PPA-27
      Insurance-Related Charge..............................  C-PPA-27
      Investment-Related Charge.............................  C-PPA-27
   Premium and Other Taxes..................................  C-PPA-27
   Early Withdrawal Charges.................................  C-PPA-28
      When No Early Withdrawal Charge Applies...............  C-PPA-29
      When A Different Early Withdrawal Charge May Apply....  C-PPA-31
   Free Look................................................  C-PPA-31
   Death Benefit............................................  C-PPA-31
   Pay-Out Options (or Income Options)......................  C-PPA-32
INCOME ANNUITIES...................... .....................  C-PPA-33
   Income Payment Types.....................................  C-PPA-34
   Minimum Size of your Income Payment......................  C-PPA-35
   The Value of Your Income Payments........................  C-PPA-35
   Reallocations............................................  C-PPA-37


C-PPA- 2

   Contract Fee.................................................................................................  C-PPA-40
   Charges......................................................................................................  C-PPA-40
      Insurance-Related or Separate Account Charge..............................................................  C-PPA-40
      Investment-Related Charge.................................................................................  C-PPA-40
   Premium and Other Taxes......................................................................................  C-PPA-40
   Free Look....................................................................................................  C-PPA-41
GENERAL INFORMATION.............................................. ..............................................  C-PPA-41
   Administration...............................................................................................  C-PPA-41
      Purchase Payments.........................................................................................  C-PPA-41
      Confirming Transactions...................................................................................  C-PPA-42
      Processing Transactions...................................................................................  C-PPA-42
        By Telephone or Internet................................................................................  C-PPA-42
        After Your Death........................................................................................  C-PPA-43
        Misstatement............................................................................................  C-PPA-43
        Third Party Requests....................................................................................  C-PPA-43
        Valuation -- Suspension of Payments.....................................................................  C-PPA-43
   Advertising Performance......................................................................................  C-PPA-44
   Changes to Your Deferred Annuity or Income Annuity...........................................................  C-PPA-45
   Voting Rights................................................................................................  C-PPA-46
   Who Sells the Deferred Annuities and Income Annuities........................................................  C-PPA-46
   Financial Statements.........................................................................................  C-PPA-48
   Your Spouse's Rights.........................................................................................  C-PPA-48
   When We Can Cancel Your Deferred Annuity or Income Annuity...................................................  C-PPA-48
INCOME TAXES.................................................. .................................................  C-PPA-48
LEGAL PROCEEDINGS............................................... ...............................................  C-PPA-60
APPENDIX A PREMIUM TAX TABLE.......................................... .........................................  C-PPA-61
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION........................ .......................  C-PPA-62
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................. ................................  C-PPA-73
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.................... ...................  C-PPA-74



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW


ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE


The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


C-PPA- 4

EXCHANGE


In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."


INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.

                                                                        C-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES



The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase)(1)..............................................    Up to 7%
   Exchange Fee for Deferred Annuities......................        None
   Surrender Fee for Deferred Annuities.....................        None
   Income Annuity Contract Fee..............................        None
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

    DURING PURCHASE PAYMENT YEAR
    1...........................................................      7%
    2...........................................................      6%
    3...........................................................      5%
    4...........................................................      4%
    5...........................................................      3%
    6...........................................................      2%
    7...........................................................      1%
    THEREAFTER..................................................      0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.
--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee for Deferred Annuities(2)...............    None
Separate Account Charge (as a percentage of your average
  account value)(3)
   General Administrative Expenses Charge...................    .20%
   Mortality and Expense Risk Charge........................    .75%
   Total Separate Account Annual Charge(3).......... Maximum
     Guaranteed Charge:                                         .95%


2 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITY. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.


   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.05%
   After Waiver and/or Reimbursement of Expenses(4).............        0.29%     1.05%


C-PPA- 6

4 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



              PORTFOLIO                         PERCENTAGE BEFORE WAIVER                    PERCENTAGE AFTER WAIVER
              ---------                         ------------------------                    -----------------------
METLIFE STOCK INDEX PORTFOLIO           0.25                                       0.243
T. ROWE PRICE LARGE CAP GROWTH          0.65 OF THE FIRST $50 MILLION              0.635 OF THE FIRST $50 MILLION
 PORTFOLIO                              0.60 OF THE EXCESS OVER $50 MILLION        0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO   0.25                                       0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO       0.90 OF THE FIRST $500 MILLION             0.85 OF THE FIRST $500 MILLION
                                        0.85 OF THE EXCESS OVER $500 MILLION       0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) INDEX PORTFOLIO         0.25                                       0.243
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO  0.30                                       0.293
LEHMAN BROTHERS(R) AGGREGATE BOND       0.25                                       0.244
 INDEX PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO         0.40 OF THE FIRST $1 BILLION               0.40 OF THE FIRST $1 BILLION
                                        0.35 OF THE NEXT $1 BILLION                0.325 OF THE NEXT $1 BILLION
                                        0.30 OF THE NEXT $1 BILLION                0.30 OF THE NEXT $1 BILLION
                                        0.25 OF THE EXCESS OVER $3 BILLION         0.25 OF THE EXCESS OVER $3 BILLION


   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        C-PPA- 7

                                                                                                     B              A+B=C
                                                                                      A        OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                 MANAGEMENT       BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)     FEES      REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio(12)...                                         0.72           0.06             0.78
BlackRock Bond Income Portfolio(4)(6)(12)...                                         0.39           0.07             0.46
BlackRock Diversified Portfolio(12)...                                               0.44           0.07             0.51
BlackRock Large Cap Value Portfolio(12)(23)...                                       0.70           0.11             0.81
BlackRock Legacy Large Cap Growth Portfolio(12)...                                   0.73           0.07             0.80
BlackRock Strategic Value Portfolio(12)...                                           0.82           0.06             0.88
Davis Venture Value Portfolio...                                                     0.71           0.04             0.75
FI International Stock Portfolio(11)...                                              0.85           0.13             0.98
FI Mid Cap Opportunities Portfolio(10)...                                            0.68           0.06             0.74
FI Value Leaders Portfolio...                                                        0.64           0.07             0.71
Franklin Templeton Small Cap Growth Portfolio(23)...                                 0.90           0.15             1.05
Harris Oakmark Focused Value Portfolio...                                            0.72           0.05             0.77
Harris Oakmark Large Cap Value Portfolio...                                          0.72           0.06             0.78
Jennison Growth Portfolio(13)...                                                     0.63           0.05             0.68
Lehman Brothers(R) Aggregate Bond Index Portfolio(4)...                              0.25           0.06             0.31
Loomis Sayles Small Cap Portfolio(4)...                                              0.90           0.07             0.97
MFS(R) Total Return Portfolio(22)...                                                 0.53           0.05             0.58
MetLife Mid Cap Stock Index Portfolio(4)(24)...                                      0.25           0.07             0.33
MetLife Stock Index Portfolio(4)...                                                  0.25           0.05             0.30
Morgan Stanley EAFE(R) Index Portfolio(4)(28)...                                     0.30           0.13             0.45
Neuberger Berman Mid Cap Value Portfolio(22)...                                      0.65           0.06             0.71
Oppenheimer Global Equity Portfolio(14)...                                           0.53           0.09             0.62
Russell 2000(R) Index Portfolio(4)...                                                0.25           0.09             0.36
T. Rowe Price Large Cap Growth Portfolio(4)...                                       0.60           0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...                                          0.51           0.07             0.58
Western Asset Management Strategic Bond Opportunities Portfolio(17)...               0.63           0.07             0.70
Western Asset Management U.S. Government Portfolio(17)...                            0.50           0.07             0.57

                                                                                                       C-D=E
                                                                                        D          TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/       AFTER WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)  REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------  -------------------------------
BlackRock Aggressive Growth Portfolio(12)...                                           0.00             0.78
BlackRock Bond Income Portfolio(4)(6)(12)...                                           0.01             0.45
BlackRock Diversified Portfolio(12)...                                                 0.00             0.51
BlackRock Large Cap Value Portfolio(12)(23)...                                         0.00             0.81
BlackRock Legacy Large Cap Growth Portfolio(12)...                                     0.00             0.80
BlackRock Strategic Value Portfolio(12)...                                             0.00             0.88
Davis Venture Value Portfolio...                                                       0.00             0.75
FI International Stock Portfolio(11)...                                                0.00             0.98
FI Mid Cap Opportunities Portfolio(10)...                                              0.00             0.74
FI Value Leaders Portfolio...                                                          0.00             0.71
Franklin Templeton Small Cap Growth Portfolio(23)...                                   0.00             1.05
Harris Oakmark Focused Value Portfolio...                                              0.00             0.77
Harris Oakmark Large Cap Value Portfolio...                                            0.00             0.78
Jennison Growth Portfolio(13)...                                                       0.00             0.68
Lehman Brothers(R) Aggregate Bond Index Portfolio(4)...                                0.01             0.30
Loomis Sayles Small Cap Portfolio(4)...                                                0.05             0.92
MFS(R) Total Return Portfolio(22)...                                                   0.00             0.58
MetLife Mid Cap Stock Index Portfolio(4)(24)...                                        0.01             0.32
MetLife Stock Index Portfolio(4)...                                                    0.01             0.29
Morgan Stanley EAFE(R) Index Portfolio(4)(28)...                                       0.01             0.44
Neuberger Berman Mid Cap Value Portfolio(22)...                                        0.00             0.71
Oppenheimer Global Equity Portfolio(14)...                                             0.00             0.62
Russell 2000(R) Index Portfolio(4)...                                                  0.01             0.35
T. Rowe Price Large Cap Growth Portfolio(4)...                                         0.00             0.68
T. Rowe Price Small Cap Growth Portfolio...                                            0.00             0.58
Western Asset Management Strategic Bond Opportunities Portfolio(17)...                 0.00             0.70
Western Asset Management U.S. Government Portfolio(17)...                              0.00             0.57



                                                                                  A+B=C
                                                     A              B         TOTAL EXPENSES
                                                 MANAGEMENT       OTHER       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS(16)                     FEES        EXPENSES      REIMBURSEMENT
--------------------------------------------------------------------------------------------
MetLife Conservative Allocation Portfolio(4)...     0.10          0.09             0.19
MetLife Conservative to Moderate Allocation
  Portfolio(4).................................     0.10          0.02             0.12
MetLife Moderate Allocation Portfolio(4).......     0.10          0.01             0.11
MetLife Moderate to Aggressive Allocation
  Portfolio(4).................................     0.10          0.01             0.11
MetLife Aggressive Allocation Portfolio(4).....     0.10          0.07             0.17

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                       D              C-D=E             ESTIMATED NET
                                                    WAIVER/      NET TOTAL ANNUAL        EXPENSES OF
ASSET ALLOCATION PORTFOLIOS(16)                  REIMBURSEMENT       EXPENSES       UNDERLYING PORTFOLIOS
-----------------------------------------------  --------------------------------------------------------
MetLife Conservative Allocation Portfolio(4)...      0.09              0.10                 0.71
MetLife Conservative to Moderate Allocation
  Portfolio(4).................................      0.02              0.10                 0.75
MetLife Moderate Allocation Portfolio(4).......      0.01              0.10                 0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(4).................................      0.01              0.10                 0.85
MetLife Aggressive Allocation Portfolio(4).....      0.07              0.10                 0.85


C-PPA- 8

                                                                                                     B              A+B=C
                                                                                      A        OTHER EXPENSES   TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                MANAGEMENT       BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)     FEES      REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core Portfolio(12)(20)(26)(27)...                                0.63           0.22             0.85
Harris Oakmark International Portfolio(25)...                                        0.78           0.13             0.91
Janus Forty Portfolio(26)(29)...                                                     0.65           0.13             1.06
Lazard Mid-Cap Portfolio(19)...                                                      0.70           0.06             0.76
Legg Mason Partners Aggressive Growth(8)(21)(27)...                                  0.63           0.09             0.72
Legg Mason Value Equity Portfolio(9)(18)(23)...                                      0.64           0.08             0.72
Lord Abbett Bond Debenture Portfolio(6)...                                           0.50           0.04             0.54
MFS(R) Research International Portfolio...                                           0.72           0.14             0.86
Met/AIM Small Cap Growth Portfolio(27)...                                            0.87           0.06             0.93
Neuberger Berman Real Estate Portfolio...                                            0.64           0.04             0.68
Oppenheimer Capital Appreciation Portfolio(27)...                                    0.57           0.05             0.62
PIMCO Total Return Portfolio...                                                      0.50           0.05             0.55
RCM Technology Portfolio(15)(23)(27)...                                              0.88           0.14             1.02
T. Rowe Price Mid-Cap Growth Portfolio(7)...                                         0.75           0.04             0.79

                                                                                                      C-D=E
                                                                                        D         TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                   WAIVER/      AFTER WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------  ------------------------------
BlackRock Large-Cap Core Portfolio(12)(20)(26)(27)...                                  0.00            0.85
Harris Oakmark International Portfolio(25)...                                          0.00            0.91
Janus Forty Portfolio(26)(29)...                                                       0.00            1.06
Lazard Mid-Cap Portfolio(19)...                                                        0.00            0.76
Legg Mason Partners Aggressive Growth(8)(21)(27)...                                    0.00            0.72
Legg Mason Value Equity Portfolio(9)(18)(23)...                                        0.00            0.72
Lord Abbett Bond Debenture Portfolio(6)...                                             0.00            0.54
MFS(R) Research International Portfolio...                                             0.00            0.86
Met/AIM Small Cap Growth Portfolio(27)...                                              0.00            0.93
Neuberger Berman Real Estate Portfolio...                                              0.00            0.68
Oppenheimer Capital Appreciation Portfolio(27)...                                      0.00            0.62
PIMCO Total Return Portfolio...                                                        0.00            0.55
RCM Technology Portfolio(15)(23)(27)...                                                0.00            1.02
T. Rowe Price Mid-Cap Growth Portfolio(7)...                                           0.00            0.79



                                                                       C             A+B+C=D                           D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES          A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(5)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Portfolio...............................     0.72      0.25         0.05             1.02            0.00             1.02
American Funds Growth Portfolio...........     0.32      0.25         0.02             0.59            0.00             0.59
American Funds Growth-Income Portfolio....     0.28      0.25         0.01             0.54            0.00             0.54


5 THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE AMERICAN FUNDS.

6 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.


7 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.


8 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

9 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.


10 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



11 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.


12 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                    PRIOR PORTFOLIO NAME                                  NEW PORTFOLIO NAME
                    --------------------                                  ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO             BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                        BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO                   BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO                   BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO              BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO               BLACKROCK LARGE CAP VALUE PORTFOLIO

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.
                                                                        C-PPA- 9

14 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.



15 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



16 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



17 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:



                  OLD PORTFOLIO NAME                                        NEW PORTFOLIO NAME
                  ------------------                                        ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND
                                                        PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO              WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



18 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



19 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.



20 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.



21 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



22 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.



23 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:



                       PORTFOLIO                                                PERCENTAGE
                       ---------                                                ----------
BLACKROCK LARGE CAP VALUE                                                          0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                                                0.03
LEGG MASON VALUE EQUITY                                                            0.02
RCM TECHNOLOGY                                                                     0.04



24 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.



25 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



26 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.



27 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.



28 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXPENSES," WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.



29 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007.


C-PPA- 10

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $853         $1,122         $1,376         $2,318
Minimum...................................................      $783         $  896         $  985         $1,507


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a Maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $783         $1,072         $1,362         $2,318
Minimum...................................................      $713         $  854         $  985         $1,507


                                                                       C-PPA- 11

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $203         $627          $1,076         $2,318
Minimum....................................................      $127         $396          $  685         $1,507


C-PPA- 12

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B


                                                                       C-PPA- 13

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.



METROPOLITAN LIFE SEPARATE ACCOUNT E



We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.



The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.



The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

C-PPA- 14

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.


A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."



All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA, such as the availability of a guaranteed income for life or the death benefit.



The Deferred Annuity is no longer available. Current contract owners may continue to make additional purchase payments.


AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.



The investment choices are listed in alphabetical order, (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and

                                                                       C-PPA- 15
bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.



ASSET ALLOCATION PORTFOLIOS



The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.



                   PORTFOLIOS                                      INVESTMENT OBJECTIVES
                   ----------                                      ---------------------
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing
                                                  in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit
                                                  investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of
                                                  capital appreciation
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in
                                                  common stocks or other equity securities


C-PPA- 16

                   PORTFOLIOS                                      INVESTMENT OBJECTIVES
                   ----------                                      ---------------------
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity
                                                  for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard &
                                                  Poor's(R) Mid Cap 400 Composite Stock Price Index
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard &
                                                  Poor's(R) 500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation
                                                  and current income
Oppenheimer Capital Appreciation                  Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the
                                                  preservation of capital and prudent investment
                                                  management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily,
                                                  dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with
  Opportunities Portfolio                         preservation of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with
  Portfolio                                       preservation of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks a high level of current income, with growth of
                                                  capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks a high total return in the form of income and
  Portfolio                                       growth of capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income
                                                  and growth of capital, with a greater emphasis on growth
                                                  of capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Deferred Annuity Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore,


                                                                       C-PPA- 17
no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund or American Funds.



In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS



An investment manager (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or sub-investment manager of an Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment manager or sub-investment manager of an Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment manager fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios


C-PPA- 18
and the Statement of Additional Information for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.



We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")


DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified                  * Roth IRAs (Roth Individual
* Traditional IRA (Individual      Retirement Annuities)
  Retirement Annuities)          * Unallocated Keogh

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan

                                                                       C-PPA- 19
administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected.


AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


THE EQUITY GENERATOR (SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.


As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any earnings.



THE EQUALIZER (SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



THE REBALANCER(R) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


THE INDEX SELECTOR (SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.


The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

C-PPA- 20

THE ALLOCATOR (SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.


You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS


If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the

                                                                       C-PPA- 21

Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.


* A withdrawal should you leave your job (for the unallocated Keogh Deferred Annuity).



* Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire.


*  Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE


Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525. (50 x $10.50 = $525)


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. (50 x $9.50 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;
C-PPA- 22

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.



WE MAY REQUIRE YOU TO:



*  Use our forms;



* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or



* Transfer a minimum amount if the transfer is in connection with the Allocator.


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful

                                                                       C-PPA- 23
reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.


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In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owners or participant/annuitant). You should read the Portfolio prospectuses for more details.


ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


SYSTEMATIC WITHDRAWAL PROGRAM


If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal


                                                                       C-PPA- 25

Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be take out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge

C-PPA- 26
and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES

There are two types of charges you pay while you have money in an investment division:


*  Insurance-related charge, and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.



The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

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PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.


For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                       During Purchase Payment Year



    Year                    1    2    3    4    5    6    7   8 & Later
    Percentage             7%   6%   5%   4%   3%   2%   1%      0%

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Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES


In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.


You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.


The percentage of your Account Balance you are permitted without an early withdrawal charge is for:


     --   Unallocated Keogh Deferred Annuity, 20%.

     -- Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You

                                                                       C-PPA- 29
   may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                      Contract Year
     1*          2          3          4          5
     20%        25%      33 1/3%      50%     remainder



  * Less that Contract Year's withdrawals

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

*  If you retire:

     -- For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

     --   For certain IRA Deferred Annuities, if you retire from the employer.

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

*  If you leave your job:

     -- For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

     -- For certain IRA Deferred Annuities, if you leave your job with the employer.

     -- If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the Contract.

* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.


* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer is subject to the usual early withdrawal charge schedule.


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WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*  Amounts transferred before January 1, 1996:

   We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:

              During Purchase Payment Year
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

*  Transferred amounts on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:

                   After the Transfer
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail or your age. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.

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If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documents in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.


PAY-OUT OPTIONS (OR INCOME OPTIONS)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.


When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.
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Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified                                      *  Roth IRAs
*  Unallocated Keogh                                  *  Traditional IRAs

If you have accumulated amounts in any of the listed investment vehicles (for example, Traditional IRAs, ROTH IRAs, Keoghs, 401(k)s), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

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INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.


*  Many times the Owner and the Annuitant are the same person.



Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations the choice of percentage reductions and/or the duration of the guarantee period may be limited.



When deciding how to receive income, consider:



*  The amount of income you need;



*  The amount you expect to receive from other sources;



*  The growth potential of other investments; and



*  How long you would like your income to last.



We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.
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LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


THE VALUE OF YOUR INCOME PAYMENTS



AMOUNT OF INCOME PAYMENTS



Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.



The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.



Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new


                                                                       C-PPA- 35
contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be written 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the resulting number is the net investment return) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.



The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.



The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (Separate Account charge) (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

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REALLOCATIONS

You can reallocate among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate your income payments.

For us to process a reallocation, you must tell us:

     --   The percentage of the income payment to be reallocated;

     -- The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

     -- The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.



When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;



     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;



     -- Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;



     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.



When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.



Here are examples of the effect of a reallocation on the income payment:



     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity


                                                                       C-PPA- 37
          purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)



     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)


Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolio's ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.



We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


C-PPA- 38

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to and from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.



Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.



The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other


                                                                       C-PPA- 39
insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


CONTRACT FEE

There is no contract fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:


*  Insurance-related charge; and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.



The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.
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Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.


You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.


GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.
                                                                       C-PPA- 41

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations; withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

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We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT





We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.



Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

                                                                       C-PPA- 43

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE


We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.


We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the
C-PPA- 44

Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

                                                                       C-PPA- 45

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our

C-PPA- 46
affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.



There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.



We or our affiliates also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we or our affiliates pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.



Our sales representatives and their managers may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.



Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.



The receipt of this cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.


                                                                       C-PPA- 47

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.



We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.



FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.


If we do cancel your Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor

C-PPA- 48
about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.



You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).



Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.



Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



GENERAL


Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.



All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.



Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax s that apply to long term capital gains and qualifying dividends.



WITHDRAWALS



When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.



We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


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WITHDRAWALS BEFORE AGE 59 1/2



Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.



As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                                         Type of Contract
                                                                -----------------------------------
                                                                   Non       Trad.    Roth
                                                                Qualified     IRA     IRA     Keogh
                                                                ---------    -----    ----    -----
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)             x          x       x        x
After you die                                                       x          x       x        x
After you become totally disabled (as defined in the Code)          x          x       x        x
Separation from service if you are over 55                          x
To pay deductible medical expenses                                             x       x        x
To pay medical insurance premiums if you are unemployed                        x       x
For qualified higher education expenses, or                                    x       x
For qualified first time home purchases up to $10,000                          x       x
After December 31, 1999 for IRS levies                                         x       x        x
Certain immediate income annuities providing a series of
substantially equal periodic payments made annually (or more
frequently) over the specified payment period                       x
Payment to alternate payess pursuant to qualified domestic
relations order                                                     x
(*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.



SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS



If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.



If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.



SEPARATE ACCOUNT CHARGES



It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. Guaranteed Withdrawal Benefit and the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


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GUARANTEED WITHDRAWAL BENEFITS If you have purchased the Guaranteed Withdrawal Benefit, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee Benefit, where otherwise made available, note the following:



The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to tax report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.



In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.



MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).



NON-QUALIFIED ANNUITIES



Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.



Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.



Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.



Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.



Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.



Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.



When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.


                                                                       C-PPA- 51

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.



PURCHASE PAYMENTS



Although the Code does not limit the amount of your purchase payments, your Contract may limit them.



PARTIAL AND FULL WITHDRAWALS



Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.



Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.



INCOME PAYMENTS



Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.



Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.



Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.



The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.



We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.


C-PPA- 52

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.



We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.



Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.



DEATH BENEFITS



The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.



If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.



If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.



In the case of joint contract owners, the above rules will be applied on the death of any contract owner.



Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).



If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.



After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


                                                                       C-PPA- 53

DIVERSIFICATION



In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.



INVESTOR CONTROL



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



CHANGES TO TAX RULES AND INTERPRETATIONS



Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.



* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.



* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.



We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.



INDIVIDUAL RETIREMENT ANNUITIES



[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]



The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.



IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.



The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

C-PPA- 54

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.



Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.



You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.



TRADITIONAL IRA ANNUITIES



PURCHASE PAYMENTS



Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.



Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.



* Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).



* If you are an active participant in a retirement plan of an employer, your contributions may be limited.



*  Purchase payments in excess of these amounts may be subject to a penalty tax.



* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.



* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.



* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).



WITHDRAWALS AND INCOME PAYMENTS



Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.



MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS



Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.


                                                                       C-PPA- 55

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.



The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.



If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.



DEATH BENEFITS



The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.



If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).



If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.



SIMPLE IRAS AND SEPS ANNUITIES



The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.



Rollovers into Your SIMPLE IRA. You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.


C-PPA- 56

Rollovers from Your SIMPLE IRA. Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.



ROTH IRA ANNUITIES



GENERAL



Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.



PURCHASE PAYMENTS



Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). If you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.



You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.



Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.



Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).



If you exceed the purchase payment limits you may be subject to a tax penalty.



WITHDRAWALS



Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:



* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND



* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).



Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.



Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.


                                                                       C-PPA- 57

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):



* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.



* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.



* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.



* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.



CONVERSION



You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.



If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.



Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)



Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.



If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.



REQUIRED DISTRIBUTIONS



Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the 5th or over a period no longer than the beneficiary's remaining life expectancy at the time you die.



DEATH BENEFITS



Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.



If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.


C-PPA- 58

KEOGH ANNUITIES



GENERAL



Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax adviser.



PURCHASE PAYMENTS



Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.



Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.



Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.



PARTIAL AND FULL WITHDRAWALS



If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.



Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are not subject to income tax, depending on your plan, however, this portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.



PENALTY TAX FOR PREMATURE DISTRIBUTIONS



For Keogh Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.



MINIMUM DISTRIBUTION REQUIREMENTS



Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:



*  The year you turn age 70 1/2 or



* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.



Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.



In all other respects, the minimum distribution rules work similarly to those under IRAs. Consult your tax advisor.


                                                                       C-PPA- 59

LEGAL PROCEEDINGS



In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


C-PPA- 60

APPENDIX A


PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                                                           Keogh, 401(a),
                                                                            401(k), and
                                                          IRA Deferred         403(a)          Non-Qualified
                                                           and Income       Deferred and        Deferred and
                                                          Annuities(1)    Income Annuities    Income Annuities
                                                          ------------    ----------------    ----------------
California............................................        0.5%(2)           0.5%                2.35%
Maine.................................................         --                --                  2.0%
Nevada................................................         --                --                  3.5%
Puerto Rico(3)........................................        3.0%              3.0%                 3.0%
South Dakota..........................................         --                --                 1.25%
West Virginia.........................................        1.0%              1.0%                 1.0%
Wyoming...............................................         --                --                  1.0%


----------------

1 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

2 WITH RESPECT TO DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


3  NEW TAX RATE EFFECTIVE JANUARY 1, 2006.


                                                                       C-PPA- 61

   APPENDIX B


    ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Value for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division(e).................................. 2001      $ 15.08           $ 13.77            13
                                                2002        13.77             11.04            46
                                                2003        11.04             16.80           170
                                                2004        16.80             20.11           363
                                                2005        20.11             24.98           443
                                                2006        24.98             30.70           743

American Funds Growth Division(e).............. 2001       145.96            124.55            13
                                                2002       124.55             93.21            68
                                                2003        93.21            126.32           117
                                                2004       126.32            140.76           178
                                                2005       140.76            162.02           168
                                                2006       162.02            176.90           259

American Funds Growth-Income Division(e)....... 2001        95.64             92.64            11
                                                2002        92.64             74.93            72
                                                2003        74.93             98.30           174
                                                2004        98.30            107.47           302
                                                2005       107.47            112.67           284
                                                2006       112.67            128.59           317

BlackRock Aggressive Growth Division........... 1997        35.98             38.02         1,925
                                                1998        38.02             42.82         1,875
                                                1999        42.82             56.51         1,751
                                                2000        56.51             51.71         1,852
                                                2001        51.71             39.05         1,971
                                                2002        39.05             27.57         1,655
                                                2003        27.57             38.45         1,590
                                                2004        38.45             43.03         1,507
                                                2005        43.03             47.18         1,356
                                                2006        47.18             49.89         1,235


C-PPA- 62

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c).............. 1997      $ 30.12           $ 32.77           457
                                                1998        32.77             35.51           572
                                                1999        35.51             34.37           527
                                                2000        34.37             37.87           475
                                                2001        37.87             40.64           562
                                                2002        40.64             43.61           502
                                                2003        43.61             45.72           465
                                                2004        45.72             47.30           430
                                                2005        47.30             47.99           428
                                                2006        47.99             49.64           435

BlackRock Diversified Division................. 1997        28.10             33.57           924
                                                1998        33.57             39.79         1,172
                                                1999        39.79             42.84         1,326
                                                2000        42.84             42.88         1,337
                                                2001        42.88             39.79         1,462
                                                2002        39.79             33.95         1,149
                                                2003        33.95             40.54         1,085
                                                2004        40.54             43.58         1,016
                                                2005        43.58             44.49           919
                                                2006        44.49             48.71           975

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................. 1997        47.18             60.00         1,130
                                                1998        60.00             76.18         1,304
                                                1999        76.18             89.40         1,356
                                                2000        89.40             83.10         1,342
                                                2001        83.10             68.31         1,374
                                                2002        68.31             49.99         1,145
                                                2003        49.99             64.49         1,097
                                                2004        64.49             70.82         1,011
                                                2005        70.82             72.67           905
                                                2006        72.67             82.15           829

BlackRock Large Cap Value Division(k).......... 2004        10.10             11.18             3
                                                2005        11.18             11.74             4
                                                2006        11.74             13.88            32

BlackRock Legacy Large Cap Growth
  Division(k).................................. 2004        10.08             11.10             0
                                                2005        11.10             11.76             0
                                                2006        11.76             12.14             0


                                                                       C-PPA- 63

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Strategic Value Division(a).......... 2000      $ 10.00           $ 12.26            69
                                                2001        12.26             14.09           443
                                                2002        14.09             10.98           769
                                                2003        10.98             16.33           943
                                                2004        16.33             18.66         1,133
                                                2005        18.66             19.25           990
                                                2006        19.25             22.26         1,299

Davis Venture Value Division(a)................ 2000        30.70             31.35            22
                                                2001        31.35             27.59           100
                                                2002        27.59             22.86           159
                                                2003        22.86             29.64           224
                                                2004        29.64             32.99           329
                                                2005        32.99             36.04           326
                                                2006        36.04             40.91           470

FI International Stock Division................ 1997        13.99             13.53         1,187
                                                1998        13.53             16.43         1,176
                                                1999        16.43             18.95         1,114
                                                2000        18.95             16.88         1,096
                                                2001        16.88             13.27         1,162
                                                2002        13.27             10.85         1,006
                                                2003        10.85             13.76           965
                                                2004        13.76             16.11           904
                                                2005        16.11             18.83         1,179
                                                2006        18.83             21.73         1,262

FI Mid Cap Opportunities Division(b)(j)........ 1997        10.00             12.72           272
                                                1998        12.72             17.28           763
                                                1999        17.28             38.17         2,653
                                                2000        38.17             26.00         3,856
                                                2001        26.00             16.14         4,759
                                                2002        16.14             11.35         4,044
                                                2003        11.35             15.13         4,103
                                                2004        15.13             17.57         3,924
                                                2005        17.57             18.61         3,336
                                                2006        18.61             20.62         3,690


C-PPA- 64

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
FI Value Leaders Division(k)................... 2004      $ 10.09           $ 11.43             0
                                                2005        11.43             12.53             3
                                                2006        12.53             13.89             0

Franklin Templeton Small Cap Growth
  Division(e).................................. 2001        10.00              8.82            25
                                                2002         8.82              6.30            50
                                                2003         6.30              9.05           108
                                                2004         9.05              9.99           119
                                                2005         9.99             10.36           126
                                                2006        10.36             11.29           205

Harris Oakmark Focused Value Division(e)....... 2001        24.53             27.50           112
                                                2002        27.50             24.83           267
                                                2003        24.83             32.63           352
                                                2004        32.63             35.53           451
                                                2005        35.53             38.71           559
                                                2006        38.71             43.13           558

Harris Oakmark International Division(k)....... 2004        10.03             11.69            14
                                                2005        11.69             13.26            29
                                                2006        13.26             16.98            41

Harris Oakmark Large Cap Value Division(d)..... 1998        10.00              9.71             2
                                                1999         9.71              8.96            74
                                                2000         8.96              9.98           126
                                                2001         9.98             11.70           661
                                                2002        11.70              9.95           748
                                                2003         9.95             12.37           940
                                                2004        12.37             13.65         1,269
                                                2005        13.65             13.33         1,123
                                                2006        13.33             15.60         1,335

Jennison Growth Division....................... 2005         4.18              5.06           317
                                                2006         5.06              5.15           416


                                                                       C-PPA- 65

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i)...................... 2000      $  9.82           $  7.25            41
                                                2001         7.25              4.97           179
                                                2002         4.97              3.50           220
                                                2003         3.50              4.36           299
                                                2004         4.36              4.53           312
                                                2005         4.53              4.14           280

Lazard Mid Cap Division........................ 2004        10.10             10.95             6
                                                2005        10.95             11.76             6
                                                2006        11.76             13.38            11

Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(e)(h)............... 2001        10.03              7.79            59
                                                2002         7.79              5.36            84
                                                2003         5.36              6.87           157
                                                2004         6.87              7.41           215
                                                2005         7.41              8.36           214
                                                2006         8.36              8.15           353

Legg Mason Value Equity Division............... 2006         9.82             10.57           100

Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(l)........................... 2001         9.45              8.41             6
                                                2002         8.41              6.65            16
                                                2003         6.65              8.03            33
                                                2004         8.03              8.85            71
                                                2005         8.85              9.41            57
                                                2006         9.41              9.87            59

Lehman Brothers(R) Aggregate Bond
  Division(d).................................. 1998        10.00             10.12            10
                                                1999        10.12              9.89           162
                                                2000         9.89             10.91           271
                                                2001        10.91             11.61           844
                                                2002        11.61             12.68           809
                                                2003        12.68             13.02           978
                                                2004        13.02             13.42         1,171
                                                2005        13.42             13.57         1,266
                                                2006        13.57             14.00         1,651


C-PPA- 66

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division(a)............ 2000      $ 26.26           $ 26.03            14
                                                2001        26.03             23.51            47
                                                2002        23.51             18.27            63
                                                2003        18.27             24.70            91
                                                2004        24.70             28.47           103
                                                2005        28.47             30.16            94
                                                2006        30.16             34.86           155

Lord Abbett Bond Debenture Division(b)(f)...... 1997        10.00             10.53            71
                                                1998        10.53              9.65           158
                                                1999         9.65             11.26           232
                                                2000        11.26             11.05           241
                                                2001        11.05             10.80           298
                                                2002        10.80             10.83           254
                                                2003        10.83             12.83           271
                                                2004        12.83             13.78           341
                                                2005        13.78             13.90           408
                                                2006        13.90             15.05           562

Met/AIM Small Cap Growth Division(k)........... 2004        10.09             10.85             0
                                                2005        10.85             11.68             0
                                                2006        11.68             13.18             0

MetLife Mid Cap Stock Index Division(a)........ 2000        10.00             10.63           111
                                                2001        10.63             10.41           340
                                                2002        10.41              8.77           522
                                                2003         8.77             11.73           738
                                                2004        11.73             13.48           811
                                                2005        13.48             14.99           872
                                                2006        14.99             16.35         1,291


                                                                       C-PPA- 67

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
MetLife Stock Index Division................... 1997      $ 24.82           $ 32.49         4,004
                                                1998        32.49             41.28         4,766
                                                1999        41.28             49.39         5,674
                                                2000        49.39             44.36         5,783
                                                2001        44.36             38.60         6,497
                                                2002        38.60             29.69         5,609
                                                2003        29.69             37.71         5,667
                                                2004        37.71             41.29         5,517
                                                2005        41.29             42.80         4,020
                                                2006        42.80             48.96         4,043

MFS Research International Division(e)......... 2001        10.00              8.74             8
                                                2002         8.74              7.66            31
                                                2003         7.66             10.04            65
                                                2004        10.04             11.90           122
                                                2005        11.90             13.77           158
                                                2006        13.77             17.31           383

MFS Total Return Division(k)................... 2004        33.30             36.38         1,276
                                                2005        36.38             37.16         1,187
                                                2006        37.16             41.31         1,048

Morgan Stanley EAFE(R) Index Division(d)....... 1998        10.00             10.79            13
                                                1999        10.79             13.35           141
                                                2000        13.35             11.31           301
                                                2001        11.31              8.77           639
                                                2002         8.77              7.24           672
                                                2003         7.24              9.87           882
                                                2004         9.87             11.70           983
                                                2005        11.70             13.13         1,045
                                                2006        13.13             16.35         1,481


C-PPA- 68

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value Division(d)..... 1998      $ 10.00           $ 10.72             5
                                                1999        10.72             12.50            78
                                                2000        12.50             15.88           329
                                                2001        15.88             15.33           500
                                                2002        15.33             13.73           532
                                                2003        13.73             18.57           634
                                                2004        18.57             22.60           878
                                                2005        22.60             25.14           942
                                                2006        25.14             27.76         1,116

Neuberger Berman Real Estate Division(k)....... 2004        10.00             12.89             1
                                                2005        12.89             14.51            15
                                                2006        14.51             19.82            29

Oppenheimer Capital Appreciation Division(m)... 2005         8.18              8.93             1
                                                2006         8.93              9.54             1

Oppenheimer Global Equity Division(b).......... 1997        10.00             10.87           238
                                                1998        10.87             12.49           489
                                                1999        12.49             15.49           602
                                                2000        15.49             15.09           757
                                                2001        15.09             12.55           967
                                                2002        12.55             10.44           805
                                                2003        10.44             13.49           849
                                                2004        13.49             15.55           829
                                                2005        15.55             17.91         1,404
                                                2006        17.91             20.68         1,700

PIMCO Total Return Division(e)................. 2001        10.00             10.56            78
                                                2002        10.56             11.47           342
                                                2003        11.47             11.87           667
                                                2004        11.87             12.38           932
                                                2005        12.38             12.56           978
                                                2006        12.56             13.04         1,318

RCM Technology Division (formerly RCM Global
  Technology Division)(e)...................... 2001        10.00              7.45            21
                                                2002         7.45              3.65            45
                                                2003         3.65              5.70           330
                                                2004         5.70              5.41           214
                                                2005         5.41              5.97           188
                                                2006         5.97              6.23           274


                                                                       C-PPA- 69

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Division(d).............. 1998      $ 10.00           $ 10.53            15
                                                1999        10.53             12.80           197
                                                2000        12.80             12.20           418
                                                2001        12.20             12.19           700
                                                2002        12.19              9.60           724
                                                2003         9.60             13.90           915
                                                2004        13.90             16.21         1,177
                                                2005        16.21             16.78           955
                                                2006        16.78             19.61         1,305

T. Rowe Price Large Cap Growth Division(d)..... 1998        10.00             11.01             2
                                                1999        11.01             13.33           115
                                                2000        13.33             13.14           445
                                                2001        13.14             11.72           631
                                                2002        11.72              8.91           515
                                                2003         8.91             11.55           637
                                                2004        11.55             12.58           690
                                                2005        12.58             13.28           666
                                                2006        13.28             14.90           883

T. Rowe Price Mid-Cap Growth Division(e)....... 2001        10.00              8.44            44
                                                2002         8.44              4.68           129
                                                2003         4.68              6.36           267
                                                2004         6.36              7.44           458
                                                2005         7.44              8.47           544
                                                2006         8.47              8.94           857

T. Rowe Price Small Cap Growth Division(b)..... 1997        10.00             11.78           472
                                                1998        11.78             12.08           992
                                                1999        12.08             15.31         1,055
                                                2000        15.31             13.79         1,493
                                                2001        13.79             12.42         1,874
                                                2002        12.42              9.02         1,748
                                                2003         9.02             12.59         1,849
                                                2004        12.59             13.86         1,688
                                                2005        13.86             15.24         1,483
                                                2006        15.24             15.68         1,799


C-PPA- 70

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Western Asset Management Strategic Bond
  Opportunities Division(e).................... 2001      $ 16.05           $ 16.56             4
                                                2002        16.56             17.98            37
                                                2003        17.98             20.06            96
                                                2004        20.06             21.18           183
                                                2005        21.18             21.58           178
                                                2006        21.58             22.46           252

Western Asset Management U.S. Government
  Division(e).................................. 2001        14.83             15.39            58
                                                2002        15.39             16.46           165
                                                2003        16.46             16.58           183
                                                2004        16.58             16.92           203
                                                2005        16.92             17.05           196
                                                2006        17.05             17.59           275

MetLife Aggressive Allocation Division(m)...... 2005         9.99             11.20            11
                                                2006        11.20             12.87           171

MetLife Conservative Allocation Division(m).... 2005         9.99             10.34            15
                                                2006        10.34             10.99            75

MetLife Conservative to Moderate Allocation
  Division(m).................................. 2005         9.99             10.57            33
                                                2006        10.57             11.49           223

MetLife Moderate Allocation Division(m)........ 2005         9.99             10.79           117
                                                2006        10.79             11.99           589

MetLife Moderate to Aggressive Allocation
  Division(m).................................. 2005         9.99             11.02            51
                                                2006        11.02             12.50           574


----------------


NOTES:



a  INCEPTION DATE: JULY 5, 2000.



b  INCEPTION DATE: MARCH 3, 1997.



c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.



d  INCEPTION DATE: NOVEMBER 9, 1998.



e  INCEPTION DATE: MAY 1, 2001.



f THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.



g  INCEPTION DATE: MAY 1, 2002.



h THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003 ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.


                                                                       C-PPA- 71
i THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.



j THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.



k  INCEPTION DATE: MAY 1, 2004.



l THE ASSETS OF THE MFS INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS INVESTORS TRUST DIVISION.



m  INCEPTION DATE: MAY 1, 2005.


C-PPA- 72

APPENDIX C



PORTFOLIO LEGAL AND MARKETING NAMES



SERIES FUND/TRUST                      LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
-------------------------------    ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)


                                                                       C-PPA- 73

APPENDIX D


TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
COVER PAGE..................................................     1

TABLE OF CONTENTS...........................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2

SERVICES....................................................     2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................     2

EARLY WITHDRAWAL CHARGE.....................................     4

EXPERIENCE FACTOR...........................................     4

VARIABLE INCOME PAYMENTS....................................     4

INVESTMENT MANAGEMENT FEES..................................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................    11

VOTING RIGHTS...............................................    12

ERISA.......................................................    13

TAXES.......................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1

FINANCIAL STATEMENTS OF METLIFE.............................   F-1


C-PPA- 74

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                             APRIL 30, 2007


FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").
--------------------------------------------------------------------------------
Y ou decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Financial Freedom Deferred Annuity or
Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding
Portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), Portfolios of the Calvert
Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds
("Fidelity VIP Funds"), Portfolios of the Met
Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                        JENNISON GROWTH
  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LAZARD MID-CAP
  AMERICAN FUNDS GROWTH                      LEGG MASON PARTNERS AGGRESSIVE GROWTH
  AMERICAN FUNDS GROWTH-INCOME               (FORMERLY, JANUS AGGRESSIVE GROWTH)
  BLACKROCK AGGRESSIVE GROWTH                LEGG MASON VALUE EQUITY
  BLACKROCK BOND INCOME                      LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  BLACKROCK DIVERSIFIED                      LOOMIS SAYLES SMALL CAP
  BLACKROCK LARGE-CAP CORE                   LORD ABBETT BOND DEBENTURE
  (FORMERLY, BLACKROCK INVESTMENT TRUST)     MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK LARGE CAP VALUE                  MFS(R) TOTAL RETURN
  BLACKROCK LEGACY LARGE CAP GROWTH          MET/AIM SMALL CAP GROWTH
  BLACKROCK STRATEGIC VALUE                  METLIFE MID CAP STOCK INDEX
  CALVERT SOCIAL BALANCED                    METLIFE STOCK INDEX
  CALVERT SOCIAL MID CAP GROWTH              MORGAN STANLEY EAFE(R) INDEX
  DAVIS VENTURE VALUE                        NEUBERGER BERMAN MID CAP VALUE
  FIDELITY EQUITY-INCOME                     NEUBERGER BERMAN REAL ESTATE
  FIDELITY GROWTH                            OPPENHEIMER CAPITAL APPRECIATION
  FIDELITY INVESTMENT GRADE BOND             OPPENHEIMER GLOBAL EQUITY
  FIDELITY MONEY MARKET                      PIMCO INFLATION PROTECTED BOND
  FIDELITY OVERSEAS                          PIMCO TOTAL RETURN
  FI INTERNATIONAL STOCK                     RCM TECHNOLOGY
  FI LARGE CAP                               (FORMERLY, RCM GLOBAL TECHNOLOGY)
  FI MID CAP OPPORTUNITIES                   RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           T. ROWE PRICE LARGE CAP GROWTH
  FRANKLIN TEMPLETON SMALL CAP GROWTH        T. ROWE PRICE MID-CAP GROWTH
  HARRIS OAKMARK FOCUSED VALUE               T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK INTERNATIONAL               WESTERN ASSET MANAGEMENT STRATEGIC BOND
  HARRIS OAKMARK LARGE CAP VALUE             OPPORTUNITIES
  JANUS FORTY                                WESTERN ASSET MANAGEMENT U.S.
                                             GOVERNMENT
  ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION
  EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF


HOW TO LEARN MORE:


Before investing, read this Prospectus. The
Prospectus contains information about the Financial
Freedom Deferred Annuities, Financial Freedom Income
Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30,
2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page FFA-101 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

Phone: (800) 638-7732



The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP
Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or Financial
Freedom Income Annuity.

FINANCIAL FREEDOM
DEFERRED ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)

FINANCIAL FREEDOM
INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)


A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

                                 (METLIFE LOGO)


                                                              MAY 1, 2007


ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").
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ENHANCED DEFERRED ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
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You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity VIP Funds"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                        LAZARD MID-CAP
  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LEGG MASON PARTNERS AGGRESSIVE GROWTH
  AMERICAN FUNDS GROWTH                        (FORMERLY, JANUS AGGRESSIVE GROWTH)
  AMERICAN FUNDS GROWTH-INCOME               LEGG MASON VALUE EQUITY
  BLACKROCK AGGRESSIVE GROWTH                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  BLACKROCK BOND INCOME                      LOOMIS SAYLES SMALL CAP
  BLACKROCK DIVERSIFIED                      LORD ABBETT BOND DEBENTURE
  BLACKROCK LARGE-CAP CORE                   MFS(R) RESEARCH INTERNATIONAL
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   MFS(R) TOTAL RETURN
  BLACKROCK LARGE CAP VALUE                  MET/AIM SMALL CAP GROWTH
  BLACKROCK LEGACY LARGE CAP GROWTH          METLIFE MID CAP STOCK INDEX
  BLACKROCK STRATEGIC VALUE                  METLIFE STOCK INDEX
  CALVERT SOCIAL BALANCED                    MORGAN STANLEY EAFE(R) INDEX
  CALVERT SOCIAL MID CAP GROWTH              NEUBERGER BERMAN MID CAP VALUE
  DAVIS VENTURE VALUE                        NEUBERGER BERMAN REAL ESTATE
  FIDELITY EQUITY-INCOME                     OPPENHEIMER CAPITAL APPRECIATION
  FIDELITY GROWTH                            OPPENHEIMER GLOBAL EQUITY
  FIDELITY INVESTMENT GRADE BOND             PIMCO INFLATION PROTECTED BOND
  FIDELITY OVERSEAS                          PIMCO TOTAL RETURN
  FI INTERNATIONAL STOCK                     RCM TECHNOLOGY (FORMERLY, RCM GLOBAL
  FI LARGE CAP                                 TECHNOLOGY)
  FI MID CAP OPPORTUNITIES                   RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           T. ROWE PRICE LARGE CAP GROWTH
  FRANKLIN TEMPLETON SMALL CAP GROWTH        T. ROWE PRICE MID-CAP GROWTH
  HARRIS OAKMARK FOCUSED VALUE               T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK INTERNATIONAL               WESTERN ASSET MANAGEMENT STRATEGIC BOND
  HARRIS OAKMARK LARGE CAP VALUE             OPPORTUNITIES
  JANUS FORTY                                WESTERN ASSET MANAGEMENT U.S.
  JENNISON GROWTH                            GOVERNMENT



                             ASSET ALLOCATION PORTFOLIOS
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION                                 METLIFE AGGRESSIVE ALLOCATION
  METLIFE MODERATE ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-101 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732
The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income Annuity.

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  FFA-4
TABLE OF EXPENSES..................... .....................  FFA-6
METLIFE.......................... ..........................  FFA-20
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  FFA-20
VARIABLE ANNUITIES..................... ....................  FFA-20
   A Deferred Annuity.......................................  FFA-21
   An Income Annuity........................................  FFA-21
YOUR INVESTMENT CHOICES.................. ..................  FFA-21
   Certain Payments We Receive with Regard to the
     Portfolios.............................................  FFA-25
DEFERRED ANNUITIES..................... ....................  FFA-26
   The Deferred Annuity and Your Retirement Plan............  FFA-26
   Automated Investment Strategies..........................  FFA-27
   Purchase Payments........................................  FFA-28
      Allocation of Purchase Payments.......................  FFA-28
      Limits on Purchase Payments...........................  FFA-28
   The Value of Your Investment.............................  FFA-29
   Transfers................................................  FFA-29
   Access to Your Money.....................................  FFA-32
      Account Reduction Loans...............................  FFA-32
      Systematic Withdrawal Program for Enhanced TSA and IRA
       Deferred Annuities...................................  FFA-33
      Minimum Distribution..................................  FFA-34
   Contract Fee.............................................  FFA-34
   Account Reduction Loan Fees..............................  FFA-34
   Charges..................................................  FFA-35
      Insurance-Related Charge..............................  FFA-35
      Investment-Related Charge.............................  FFA-35
   Premium and Other Taxes..................................  FFA-35
   Early Withdrawal Charges.................................  FFA-36
      When No Early Withdrawal Charge Applies...............  FFA-37
      When A Different Early Withdrawal Charge May Apply....  FFA-38
   Free Look................................................  FFA-39
   Death Benefit............................................  FFA-39
   Pay-out Options (or Income Options)......................  FFA-40
INCOME ANNUITIES...................... .....................  FFA-42
   Income Payment Types.....................................  FFA-42
   Allocation...............................................  FFA-44
   Minimum Size of Your Income Payment......................  FFA-44
   The Value of Your Income Payments........................  FFA-44
   Reallocations............................................  FFA-45


 FFA-2


   Contract Fee.............................................  FFA-49
   Charges..................................................  FFA-49
      Insurance-Related Charge..............................  FFA-49
      Investment-Related Charge.............................  FFA-49
   Premium and Other Taxes..................................  FFA-50
   Free Look................................................  FFA-50
GENERAL INFORMATION.................... ....................  FFA-50
   Administration...........................................  FFA-50
      Purchase Payments.....................................  FFA-50
      Confirming Transactions...............................  FFA-51
      Processing Transactions...............................  FFA-51
        By Telephone or Internet............................  FFA-51
        After Your Death....................................  FFA-52
        Misstatement........................................  FFA-52
        Third Party Requests................................  FFA-52
        Valuation -- Suspension of Payments.................  FFA-53
   Advertising Performance..................................  FFA-53
   Changes to Your Deferred Annuity or Income Annuity.......  FFA-54
   Voting Rights............................................  FFA-54
   Who Sells the Deferred Annuities and Income Annuities....  FFA-55
   Financial Statements.....................................  FFA-57
   Your Spouse's Rights.....................................  FFA-58
   When We Can Cancel Your Deferred Annuity or Income
     Annuity................................................  FFA-58
   Special Charges That Apply If Your Retirement Plan
     Terminates Its Deferred Annuity or Takes Other Action..  FFA-58
INCOME TAXES........................ .......................  FFA-59
LEGAL PROCEEDINGS..................... .....................  FFA-71
APPENDIX A PREMIUM TAX TABLE................ ...............  FFA-72
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT
  DIVISION......................... ........................  FFA-73
APPENDIX C TEXAS OPTIONAL RETIREMENT PROGRAM........ .......  FFA-99
APPENDIX D PORTFOLIO LEGAL AND MARKETING NAMES....... ......  FFA-100
APPENDIX E TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................  FFA-101



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


                                                                           FFA-3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.

DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

 FFA-4

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.

                                                                           FFA-5

TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.
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CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
   Exchange Fee.............................................        None
   Surrender Fee............................................        None
   Account Reduction Loan Initiation Fee....................      $75(2)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1........................................................     7%
   2........................................................     6%
   3........................................................     5%
   4........................................................     4%
   5........................................................     3%
   6........................................................     2%
   7........................................................     1%
   Thereafter...............................................     0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR SEC.457(F) DEFERRED COMPENSATION PLANS, SEC.451 DEFERRED FEE ARRANGEMENTS, SEC.451 DEFERRED COMPENSATION PLANS AND SEC.457(3)(11) SEVERANCE AND DEATH BENEFIT PLANS.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
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The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee(3)...........................................................................  None
Separate Account Charge (as a percentage of your average account value)(4)
   General Administrative Expenses Charge........................................................  .20%
   Mortality and Expense Risk Charge.............................................................  .75%
   Total Separate Account Charge(4)......................  Current and Maximum Guaranteed Charge:  .95%


3 A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.


   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

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 FFA-6

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.



                                                                                                         Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006 (expenses that are deducted from
     these Funds' assets include management fees, distribution fees (12b-1 fees) and other expenses)      0.30%     1.17%
   After Waiver and/or Reimbursement of Expenses(5)(6)                                                    0.29%     1.17%



5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



6 PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



PORTFOLIO                                 PERCENTAGE BEFORE WAIVER              PERCENTAGE AFTER WAIVER
---------                                 ------------------------              -----------------------
METLIFE STOCK INDEX PORTFOLIO             0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                          0.60 OF THE EXCESS OVER $50 MILLION   0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO     0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO         0.90 OF THE FIRST $500 MILLION        0.85 OF THE FIRST $500 MILLION
                                          0.85 OF THE EXCESS OVER $500 MILLION  0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                 0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO          0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX   0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO           0.40 OF THE FIRST $1 BILLION          0.40 OF THE FIRST $1 BILLION
                                          0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                          0.30 OF THE NEXT $1 BILLION           0.30 OF THE NEXT $1 BILLION
                                          0.25 OF THE EXCESS OVER $3 BILLION    0.25 OF THE EXCESS OVER $3 BILLION


                                                                           FFA-7

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.



                                                                         C             A+B+C=D                           D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               A            B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(22)...................             0.72        0.00         0.06             0.78            0.00             0.78
BlackRock Bond Income
  Portfolio(6)(12)(22)............             0.39        0.00         0.07             0.46            0.01             0.45
BlackRock Diversified Portfolio(22)...         0.44        0.00         0.07             0.51            0.00             0.51
BlackRock Large Cap Value Portfolio
  (Class E)(9)(10)(22)............             0.70        0.15         0.11             0.96            0.00             0.96
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(10)(22).....             0.73        0.15         0.07             0.95            0.00             0.95
BlackRock Strategic Value
  Portfolio(22)...................             0.82        0.00         0.06             0.88            0.00             0.88
Davis Venture Value Portfolio.....             0.71        0.00         0.04             0.75            0.00             0.75
FI International Stock Portfolio(20)...        0.85        0.00         0.13             0.98            0.00             0.98
FI Large Cap Portfolio (Class
  E)(10)(18)......................             0.78        0.15         0.06             0.99            0.00             0.99
FI Mid Cap Opportunities
  Portfolio(19)...................             0.68        0.00         0.06             0.74            0.00             0.74
FI Value Leaders Portfolio (Class
  E)(10)..........................             0.64        0.15         0.07             0.86            0.00             0.86
Franklin Templeton Small Cap Growth
  Portfolio(9)....................             0.90        0.00         0.15             1.05            0.00             1.05
Harris Oakmark Focused Value
  Portfolio.......................             0.72        0.00         0.05             0.77            0.00             0.77
Harris Oakmark Large Cap Value
  Portfolio.......................             0.72        0.00         0.06             0.78            0.00             0.78
Jennison Growth Portfolio(23).....             0.63        0.00         0.05             0.68            0.00             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6)....................             0.25        0.00         0.06             0.31            0.01             0.30
Loomis Sayles Small Cap Portfolio(6)...        0.90        0.00         0.07             0.97            0.05             0.92
MFS(R) Total Return Portfolio(18)(21)...       0.53        0.00         0.05             0.58            0.00             0.58
MetLife Mid Cap Stock Index
  Portfolio(6)(8).................             0.25        0.00         0.07             0.33            0.01             0.32
MetLife Stock Index Portfolio(6)...            0.25        0.00         0.05             0.30            0.01             0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32)................             0.30        0.00         0.13             0.45            0.01             0.44
Neuberger Berman Mid Cap Value
  Portfolio(18)...................             0.65        0.00         0.06             0.71            0.00             0.71
Oppenheimer Global Equity
  Portfolio(24)...................             0.53        0.00         0.09             0.62            0.00             0.62
Russell 2000(R) Index Portfolio(6)...          0.25        0.00         0.09             0.36            0.01             0.35
T. Rowe Price Large Cap Growth
  Portfolio(6)....................             0.60        0.00         0.08             0.68            0.00             0.68
T. Rowe Price Small Cap Growth
  Portfolio.......................             0.51        0.00         0.07             0.58            0.00             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(27).....             0.63        0.00         0.07             0.70            0.00             0.70
Western Asset Management U.S. Government
  Portfolio(27)...................             0.50        0.00         0.07             0.57            0.00             0.57



                                                                   B                 A+B=C                                C-D=E
                                                 A           OTHER EXPENSES      TOTAL EXPENSES            D            NET TOTAL
                                             MANAGEMENT          BEFORE          BEFORE WAIVER/         WAIVER/          ANNUAL
ASSET ALLOCATION PORTFOLIOS                     FEES         REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)(26).........................     0.10              0.09                0.19               0.09             0.10
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................     0.10              0.02                0.12               0.02             0.10
MetLife Moderate Allocation Portfolio(6)...     0.10              0.01                0.11               0.01             0.10
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................     0.10              0.01                0.11               0.01             0.10
MetLife Aggressive Allocation
  Portfolio(6).............................     0.10              0.07                0.17               0.07             0.10

                                              NET TOTAL
                                                ANNUAL
                                               EXPENSES
                                              INCLUDING
                                              ESTIMATED
                                             NET EXPENSES
                                                  OF
                                              UNDERLYING
ASSET ALLOCATION PORTFOLIOS                   PORTFOLIOS
-------------------------------------------  ------------
MetLife Conservative Allocation
  Portfolio(6)(26).........................      0.71
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................      0.75
MetLife Moderate Allocation Portfolio(6)...      0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................      0.85
MetLife Aggressive Allocation
  Portfolio(6).............................      0.85


 FFA-8

                                                                       B              A+B=C                            C-D=E
CALVERT FUND ANNUAL EXPENSES                            A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)                FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio.................     0.70           0.21             0.91            0.00             0.91
Calvert Social Mid Cap Growth Portfolio...........     0.90           0.27             1.17            0.00             1.17



                                                                       B              A+B=C                            C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES        A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)(10)            FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio..............     0.47           0.10             0.57            0.00             0.57
Fidelity VIP Growth Portfolio.....................     0.57           0.11             0.68            0.00             0.68
Fidelity VIP Investment Grade Bond Portfolio......     0.32           0.12             0.44            0.00             0.44
Fidelity VIP Overseas Portfolio...................     0.72           0.16             0.88            0.00             0.88



                                                                       C             A+B+C=D                           D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(7)(22)(30)(31)................     0.63      0.00         0.22             0.85             0.00            0.85
Harris Oakmark International Portfolio
  (Class E)(10)(15).......................     0.78      0.15         0.13             1.06             0.00            1.06
Janus Forty Portfolio (Class
  E)(14)(30)(31)..........................     0.65      0.15         0.06             0.86             0.00            0.86
Lazard Mid-Cap Portfolio (Class
  E)(10)(29)..............................     0.70      0.15         0.06             0.91             0.00            0.91
Legg Mason Partners Aggressive Growth
  Portfolio(11)(17)(31)...................     0.63      0.00         0.09             0.72             0.00            0.72
Legg Mason Value Equity
  Portfolio(9)(28)........................     0.64      0.00         0.08             0.72             0.00            0.72
Lord Abbett Bond Debenture
  Portfolio(12)...........................     0.50      0.00         0.04             0.54             0.00            0.54
MFS(R) Research International Portfolio...     0.72      0.00         0.14             0.86             0.00            0.86
Met/AIM Small Cap Growth (Class
  E)(10)(31)..............................     0.87      0.15         0.06             1.08             0.00            1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(10)...........................     0.64      0.15         0.04             0.83             0.00            0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(10)(31).......................     0.57      0.15         0.05             0.77             0.00            0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(10)...........................     0.50      0.15         0.07             0.72             0.00            0.72
PIMCO Total Return Portfolio..............     0.50      0.00         0.05             0.55             0.00            0.55
RCM Technology Portfolio(9)(25)(31).......     0.88      0.00         0.14             1.02             0.00            1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(16)...........................     0.75      0.00         0.04             0.79             0.00            0.79






                                          A          B                                             E              D-E=F
                                      MANAGEMENT   12b-1         C             A+B+C=D          WAIVER/         NET TOTAL
EXCHANGE-TRADED FUNDS PORTFOLIOS(13)     FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES   REIMBURSEMENT   ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(5)(10).......      0.45      0.15         0.16             0.76            0.06             0.70
Cyclical Growth ETF Portfolio (Class
  E)(5)(10)........................      0.45      0.15         0.14             0.74            0.04             0.70

                                         NET TOTAL
                                      ANNUAL EXPENSES
                                         INCLUDING
                                         ESTIMATED
                                      NET EXPENSES OF
                                        UNDERLYING
EXCHANGE-TRADED FUNDS PORTFOLIOS(13)    PORTFOLIOS
------------------------------------  ---------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(5)(10).......        0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(10)........................        0.94



                                                                        C             A+B+C=D                           D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67            0.00             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02            0.00             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59            0.00             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53            0.00             0.53


                                                                           FFA-9

7 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.



8 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.



9 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:



          PORTFOLIO                    PERCENTAGE
          ---------                    ----------
BLACKROCK LARGE CAP VALUE                 0.02
FRANKLIN TEMPLETON SMALL CAP
 GROWTH                                   0.03
LEGG MASON VALUE EQUITY                   0.02
RCM TECHNOLOGY                            0.04



10 EACH OF THE AMERICAN, METROPOLITAN, MET INVESTORS AND FIDELITY VIP FUNDS HAS
   ADOPTED A RULE 12B-1 DISTRIBUTION AND/OR SERVICE PLAN, WHICH IS DESCRIBED IN MORE DETAIL IN THE FUNDS' PROSPECTUSES. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS. THE FIDELITY VIP FUNDS DO NOT INCUR A SEPARATE FEE FOR THEIR RULE 12B-1 PLANS, AND WE ARE PAID BY AFFILIATES OF THOSE FUNDS FOR CERTAIN DISTRIBUTION, SHAREHOLDER AND ADMINISTRATIVE SERVICES. FURTHER INFORMATION ABOUT PAYMENTS MADE TO US BY FUNDS OR THEIR AFFILIATES APPEARS IN "CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS."



11 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.


12 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.


13 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.



14 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.



15 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.


16 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

17 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


18 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.


19 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

20 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

21 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY
   VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

22 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE

 FFA-10

   STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

23 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

24 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.


25 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



26 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.


27 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE SUB-INVESTMENT MANAGER
   FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                  OLD PORTFOLIO NAME                                           NEW PORTFOLIO NAME
                  ------------------                                           ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO  WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO               WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

28 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.


29 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.



30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.



31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.



32 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXAMPLES", WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.




                                                                          FFA-11

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolio fees and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $865         $1,156         $$1,437        $2,441
Minimum...................................................      $783         $  896         $  985         $1,507


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $795         $1,106         $1,421         $2,441
Minimum...................................................      $713         $  854         $  985         $1,507


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;
 FFA-12

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $215         $663          $1,137         $2,441
Minimum....................................................      $127         $396          $  685         $1,507


                                                                          FFA-13

TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................    None
   Separate Account Early Withdrawal Charge (as a percentage
     of each purchase payment funding the withdrawal during
     the pay-in phase)......................................    None
   Exchange Fee.............................................    None
   Surrender Fee............................................    None
   Account Reduction Loan Initiation Fee....................    $75(1)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................    $50(1)
   Transfer Fee.............................................    None

1 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(2).....................................                                        None
Separate Account Charge (as a percentage of your average
  account value)(3)........................................     General Administrative Expenses Charge:
                                                                                                   .20%
                                                                Mortality and Expense Risk Charge: .75%
                                                                          Total Separate Account Charge
                                                            Current and Maximum Guaranteed Charge: .95%

2 A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.


   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, FI Large Cap, PIMCO Inflation Protected Bond, BlackRock Legacy Large Cap Growth, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, Cyclical Growth ETF and Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.



Total Annual Metropolitan Fund,
Met Investors Fund, Calvert Fund,                             Minimum   Maximum
Fidelity VIP Funds and American Funds                         -------   -------
   Operating Expenses for the fiscal year ending December
     31, 2006 (expenses that are deducted from these Funds'
     assets include management fees, distribution fees
     (12b-1 fees) and other expenses).......................   0.30%     1.17%
   After Waiver and/or Reimbursement of Expenses(4)(5)......   0.29%     1.17%



5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED

 FFA-14

   PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.



6 PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:



                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10



   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:



               PORTFOLIO                        PERCENTAGE BEFORE WAIVER              PERCENTAGE AFTER WAIVER
               ---------                        ------------------------              -----------------------
METLIFE STOCK INDEX PORTFOLIO             0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                          0.60 OF THE EXCESS OVER $50 MILLION   0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO     0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO         0.90 OF THE FIRST $500 MILLION        0.85 OF THE FIRST $500 MILLION
                                          0.85 OF THE EXCESS OVER $500 MILLION  0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                 0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO          0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX   0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO           0.40 OF THE FIRST $1 BILLION          0.40 OF THE FIRST $1 BILLION
                                          0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                          0.30 OF THE NEXT $1 BILLION           0.30 OF THE NEXT $1 BILLION
                                          0.25 OF THE EXCESS OVER $3 BILLION    0.25 OF THE EXCESS OVER $3 BILLION



   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.



METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending                                                 C             A+B+C=D                           D-E=F
December 31, 2006                             A            B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
(as a percentage of                       MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
average net assets)                          FEES        FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(23).......................       0.72        0.00         0.06             0.78            0.00             0.78
BlackRock Bond Income
  Portfolio(6)(12)(23)................       0.39        0.00         0.07             0.46            0.01             0.45
BlackRock Diversified Portfolio(23)...       0.44        0.00         0.07             0.51            0.00             0.51
BlackRock Large Cap Value Portfolio
  (Class E)(9)(10)(23)................       0.70        0.15         0.11             0.96            0.00             0.96
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(10)(23).........       0.73        0.15         0.07             0.95            0.00             0.95
BlackRock Strategic Value
  Portfolio(23).......................       0.82        0.00         0.06             0.88            0.00             0.88
Davis Venture Value Portfolio.........       0.71        0.00         0.04             0.75            0.00             0.75
FI International Stock
  Portfolio(20).......................       0.85        0.00         0.13             0.98            0.00             0.98
FI Large Cap Portfolio (Class
  E)(10)(18)..........................       0.78        0.15         0.06             0.99            0.00             0.99
FI Mid Cap Opportunities
  Portfolio(19).......................       0.68        0.00         0.06             0.74            0.00             0.74
FI Value Leaders Portfolio (Class
  E)(10)..............................       0.64        0.15         0.07             0.86            0.00             0.86
Franklin Templeton Small Cap Growth
  Portfolio(9)........................       0.90        0.00         0.15             1.05            0.00             1.05
Harris Oakmark Focused Value
  Portfolio...........................       0.72        0.00         0.05             0.77            0.00             0.77
Harris Oakmark Large Cap Value
  Portfolio...........................       0.72        0.00         0.06             0.78            0.00             0.78
Jennison Growth Portfolio(23).........       0.63        0.00         0.05             0.68            0.00             0.68
Lehman Brothers(R) Aggregate Bond
  Index Portfolio(6)..................       0.25        0.00         0.06             0.31            0.01             0.30


                                                                          FFA-15

METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending                                                 C             A+B+C=D                           D-E=F
December 31, 2006                             A            B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
(as a percentage of                       MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
average net assets)                          FEES        FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap
  Portfolio(6)........................       0.90        0.00         0.07             0.97            0.05             0.92
MFS(R) Total Return
  Portfolio(18)(21)...................       0.53        0.00         0.05             0.58            0.00             0.58
MetLife Mid Cap Stock Index
  Portfolio(6)(8).....................       0.25        0.00         0.07             0.33            0.01             0.32
MetLife Stock Index Portfolio(6)......       0.25        0.00         0.05             0.30            0.01             0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32)....................       0.30        0.00         0.13             0.45            0.01             0.44
Neuberger Berman Mid Cap Value
  Portfolio(18).......................       0.65        0.00         0.06             0.71            0.00             0.71
Oppenheimer Global Equity
  Portfolio(24).......................       0.53        0.00         0.09             0.62            0.00             0.62
Russell 2000(R) Index Portfolio(6)....       0.25        0.00         0.09             0.36            0.01             0.35
T. Rowe Price Large Cap Growth
  Portfolio(6)........................       0.60        0.00         0.08             0.68            0.00             0.68
T. Rowe Price Small Cap Growth
  Portfolio...........................       0.51        0.00         0.07             0.58            0.00             0.58
Western Asset Management Strategic
  Bond Opportunities Portfolio(27)....       0.63        0.00         0.07             0.70            0.00             0.70
Western Asset Management U.S.
  Government Portfolio(27)............       0.50        0.00         0.07             0.57            0.00             0.57



                                                                   B                 A+B=C                                C-D=E
                                                 A           OTHER EXPENSES      TOTAL EXPENSES            D            NET TOTAL
                                             MANAGEMENT          BEFORE          BEFORE WAIVER/         WAIVER/          ANNUAL
ASSET ALLOCATION PORTFOLIOS(26)                 FEES         REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6).............................     0.10              0.09                0.19               0.09             0.10
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................     0.10              0.02                0.12               0.02             0.10
MetLife Moderate Allocation Portfolio(6)...     0.10              0.01                0.11               0.01             0.10
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................     0.10              0.01                0.11               0.01             0.10
MetLife Aggressive Allocation
  Portfolio(6).............................     0.10              0.07                0.17               0.07             0.10

                                                TOTAL
                                               EXPENSES
                                              INCLUDING
                                              ESTIMATED
                                             NET EXPENSES
                                                  OF
                                              UNDERLYING
ASSET ALLOCATION PORTFOLIOS(26)               PORTFOLIOS
-------------------------------------------  ------------
MetLife Conservative Allocation
  Portfolio(6).............................      0.71
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................      0.75
MetLife Moderate Allocation Portfolio(6)...      0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................      0.85
MetLife Aggressive Allocation
  Portfolio(6).............................      0.85



                                                                       B              A+B=C                            C-D=E
CALVERT FUND ANNUAL EXPENSES                            A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)                FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio.................     0.70           0.21             0.91            0.00             0.91
Calvert Social Mid Cap Growth Portfolio...........     0.90           0.27             1.17            0.00             1.17



                                                                       B              A+B=C                            C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES        A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)(10)            FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio..............     0.47           0.10             0.57            0.00             0.57
Fidelity VIP Growth Portfolio.....................     0.57           0.11             0.68            0.00             0.68
Fidelity VIP Investment Grade Bond Portfolio......     0.32           0.12             0.44            0.00             0.44
Fidelity VIP Money Market.........................     0.23           0.10             0.33            0.00             0.33
Fidelity VIP Overseas Portfolio...................     0.72           0.16             0.88            0.00             0.88


 FFA-16

                                                                       C             A+B+C=D                           D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(7)(22)(30)(31)................     0.63      0.00         0.22             0.85             0.00            0.85
Harris Oakmark International Portfolio
  (Class E)(10)(15).......................     0.78      0.15         0.13             1.06             0.00            1.06
Janus Forty Portfolio (Class
  C)(10)(14)(30)..........................     0.65      0.15         0.06             0.86             0.00            0.86
Lazard Mid-Cap Portfolio (Class
  E)(10)(29)..............................     0.70      0.15         0.06             0.91             0.00            0.91
Legg Mason Partners Aggressive Growth
  Portfolio(11)(17)(31)...................     0.63      0.00         0.09             0.72             0.00            0.72
Legg Mason Value Equity
  Portfolio(9)(28)(31)....................     0.64      0.00         0.08             0.72             0.00            0.72
Lord Abbett Bond Debenture
  Portfolio(12)...........................     0.50      0.00         0.04             0.54             0.00            0.54
MFS(R) Research International Portfolio...     0.72      0.00         0.14             0.86             0.00            0.86
Met/AIM Small Cap Growth (Class
  E)(10)(31)..............................     0.87      0.15         0.06             1.08             0.00            1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(10)...........................     0.64      0.15         0.04             0.83             0.00            0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(10)(31).......................     0.57      0.15         0.05             0.77             0.00            0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(10)...........................     0.50      0.15         0.07             0.72             0.00            0.72
PIMCO Total Return Portfolio..............     0.50      0.00         0.05             0.55             0.00            0.55
RCM Technology Portfolio(9)(25)(31).......     0.88      0.00         0.14             1.02             0.00            1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(16)...........................     0.75      0.00         0.04             0.79             0.00            0.79



                                        A          B                                             E              D-E=F
                                    MANAGEMENT   12b-1         C             A+B+C=D          WAIVER/         NET TOTAL
EXCHANGE-TRADED FUNDS(13)              FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES   REIMBURSEMENT   ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(10).........     0.45      0.15         0.16             0.76            0.06             0.70
Cyclical Growth ETF Portfolio
  (Class E)(10)...................     0.45      0.15         0.14             0.74            0.04             0.70

                                       NET TOTAL
                                    ANNUAL EXPENSES
                                       INCLUDING
                                       ESTIMATED
                                    NET EXPENSES OF
                                      UNDERLYING
EXCHANGE-TRADED FUNDS(13)             PORTFOLIOS
----------------------------------  ---------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(10).........       0.95
Cyclical Growth ETF Portfolio
  (Class E)(10)...................       0.94






                                                                        C             A+B+C=D                           D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67            0.00             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02            0.00             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59            0.00             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53            0.00             0.53



7 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.



8 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.



9 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:



          PORTFOLIO                    PERCENTAGE
          ---------                    ----------
BLACKROCK LARGE CAP VALUE                 0.02
LEGG MASON VALUE EQUITY                   0.02
FRANKLIN TEMPLETON SMALL CAP
 GROWTH                                   0.03
RCM TECHNOLOGY                            0.04



10 EACH OF THE AMERICAN, METROPOLITAN, MET INVESTORS AND FIDELITY VIP FUNDS HAS
   ADOPTED A RULE 12B-1 DISTRIBUTION AND/OR SERVICE PLAN, WHICH IS DESCRIBED IN MORE DETAIL IN THE FUNDS' PROSPECTUSES. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET

                                                                          FFA-17

   INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS. THE FIDELITY VIP FUNDS DO NOT INCUR A SEPARATE FEE FOR THEIR RULE 12B-1 PLANS, AND WE ARE PAID BY AFFILIATES OF THOSE FUNDS FOR CERTAIN DISTRIBUTION, SHAREHOLDER AND ADMINISTRATIVE SERVICES. FURTHER INFORMATION ABOUT PAYMENTS MADE TO US BY FUNDS OR THEIR AFFILIATES APPEARS IN "CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS."



11 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



12 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



13 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.



14 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.



15 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.



16 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



17 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.



18 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.



19 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.



20 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.



21 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY
   VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.



22 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE 22
   EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:



              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO



23 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.



24 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.



25 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.



26 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE


 FFA-18

   CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.



27 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE SUB-INVESTMENT MANAGER
   FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:



                  OLD PORTFOLIO NAME                                           NEW PORTFOLIO NAME
                  ------------------                                           ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO  WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO               WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO



28 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.



29 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.



30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.



31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS OF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.



32 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXAMPLES", WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.




EXAMPLE

    The example is intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) (no early withdrawal charges are deducted).


                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $215         $663          $1,137         $2,441
Minimum....................................................      $127         $396          $  685         $1,507


ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

                                                                          FFA-19

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.


METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

 FFA-20

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment option suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2, and the following Portfolios: FI Value Leaders, BlackRock Large

                                                                          FFA-21

Cap Value, Harris Oakmark International, Lazard Mid-Cap (formerly, Met/AIM Mid Cap Core Equity), Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, FI Large Cap, PIMCO Inflation Protected Bond, Cylical Growth ETF, Cylical Growth and Income ETF, Janus Forty and Met/AIM Small Cap Growth, which are all Class E.



The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix D Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS


The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. These expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.



Portfolios                                        Investment Objectives
----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income


 FFA-22

Portfolios                                        Investment Objectives
----------                                        ---------------------
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Calvert Social Balanced Portfolio                 Seeks to achieve a competitive total return through an
                                                  actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth
                                                  opportunity
Calvert Social Mid Cap Growth Portfolio           Seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity
                                                  securities of mid-sized companies that are undervalued but demonstrate a growth potential
Davis Venture Value Portfolio                     Seeks growth of capital
Fidelity Equity-Income Portfolio                  Seeks reasonable income. The fund will also consider the
                                                  potential for capital appreciation. The fund's goal is to
                                                  achieve a yield which exceeds the composite yield on the
                                                  securities comprising the Standard & Poor's(R) 500 Index
Fidelity Growth Portfolio                         Seeks to achieve capital appreciation
Fidelity Investment Grade Bond Portfolio          Seeks a high level of current income as is consistent with preservation of capital
Fidelity Money Market Portfolio                   Seeks as high a level of current income as is consistent
                                                  with preservation of capital and liquidity
Fidelity Overseas Portfolio                       Seeks long-term growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital


                                                                          FFA-23

Portfolios                                        Investment Objectives
----------                                        ---------------------
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
    EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

*  Some of the investment divisions are not approved in your state.

For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity VIP Funds and American Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses and SAIs.

 FFA-24

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or Met Investors Fund. The risks of these arrangements are also discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.



We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment manager fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.



We select the Portfolios offered through Contracts based on several criteria, including asset class coverage, the strength of the manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection


                                                                          FFA-25
criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms.



WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.



We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")


DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:


Financial Freedom Account:
*     TSA (Tax Sheltered Annuity)
*     403(a) (Qualified annuity plans under
      sec.403(a))
*     Non-Qualified (for certain deferred
      arrangements and plans)
Enhanced Preference Plus Account:
*     TSA (Tax Sheltered Annuity)
*     403(a) (Qualified annuity plans under
      sec.403(a))
*     PEDC (Public Employee Deferred Compensation)
*     Traditional IRA (Individual Retirement
      Annuities)
*     Non-Qualified
*     Non-Qualified (for certain deferred
      arrangements and plans)


These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.


These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:


*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

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The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix C for specific information which applies to you.


AUTOMATED INVESTMENT STRATEGIES



There are five automated investment strategies available to you for Enhanced Deferred Annuities. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


THE EQUITY GENERATOR: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience

                                                                          FFA-27
more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.


The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.


THE ALLOCATOR: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.


PURCHASE PAYMENTS


There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.


Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.


In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     --   Federal tax laws.

     -- Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

     -- Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except for an Enhanced PEDC Deferred Annuity).

     --   A withdrawal based on your leaving your job.

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     -- Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

     --   For TSA and 403(a) Deferred Annuities if you should leave your job.

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     -- First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     -- Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     -- Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

  $500    =  50 accumulation units
  ----
  $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS


You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:


*  The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

                                                                          FFA-29

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.


WE MAY REQUIRE YOU TO:


*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Fidelity Overseas, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful

 FFA-30
reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.


Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the


                                                                          FFA-31
contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from you has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as

 FFA-32
income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.


SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(a) DEFERRED ANNUITIES



If we agree and if approved in your state for only Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.


CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

                                                                          FFA-33

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.



SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation
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fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.



The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of the shares available to the Deferred Annuities have 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
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Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the states where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES


An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.


For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                         During Purchase Payment Year
Year                      1          2          3          4          5          6          7         8 & Later
Percentage               7%         6%         5%         4%         3%         2%         1%            0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.
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Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES


In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.


You do not pay an early withdrawal charge:


* On transfers you make within your Deferred Annuity among investment divisions and transfers to and from the Fixed Interest Account.


*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and if your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, the Account Balance may be systematically withdrawn in

                                                                          FFA-37
annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                      Contract Year
    1*          2           3           4           5
   20%         25%       33 1/3%       50%      remainder
* Less that Contract Year's withdrawals.

   Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

*  If you retire:

     -- For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     -- For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

     -- For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

* If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

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*  Amounts transferred before January 1, 1996:

   We credit your transferred amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract.

              During Purchase Payment Year
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                   After the Transfer
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the following Deferred Annuities:

*  Enhanced TSA

*  Enhanced Non-Qualified

*  Enhanced 403(a)

*  Enhanced Traditional IRA

*  Financial Freedom TSA

*  Financial Freedom 403(a)
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For the following Deferred Annuities the trustee receives the death benefit:

*  Non-Qualified Deferred Annuity for

     --   sec.457(f) deferred compensation plan

     --   sec.451 deferred fee arrangements

     --   sec.451 deferred compensation plans

     --   sec.457(e)(11) severance and death benefit plans

     --   sec.415(m) qualified governmental excess benefit arrangements

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out

 FFA-40
option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.


When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

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INCOME ANNUITIES


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.



We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.


Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:                             Enhanced Preference Plus Account:
*  TSA                                                 *  TSA
*  403(a)                                              *  403(a)
*  Non-Qualified (for certain deferred arrangements    *  PEDC
   and plans)                                          *  Traditional IRA
                                                       *  Non-Qualified
                                                       *  Non-Qualified (for certain deferred arrangements
                                                       and plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

 FFA-42

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.


*  Many times the Owner and the Annuitant are the same person.



Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.



When deciding how to receive income, consider:



*  The amount of income you need;



*  The amount you expect to receive from other sources;



*  The growth potential of other investments; and



*  How long you would like your income to last.



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

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LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS


AMOUNT OF INCOME PAYMENTS



Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.



The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.



Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of

 FFA-44
the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments, a lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

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For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

*  The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;



* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;



* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;



* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.



When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.



You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.



Here are examples of the effect of a reallocation on the income payment:



* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)



* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)


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Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Fidelity Overseas, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/ reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do

                                                                          FFA-47
not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.


Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.



In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest


 FFA-48
in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES


There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:


*  Insurance-related charge; and

*  Investment-related charge.


We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.



The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.


We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

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PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in Appendix A.

We also reserve the right to deduct from purchase payments, account balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.


If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.


You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.


GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")


 FFA-50

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*  On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:


*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

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*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.


MISSTATEMENT





We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.



Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

 FFA-52

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE



We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/ Annuity Unit Value," "average annual total return," or some combination of these terms.


YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

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We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transactions permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

 FFA-54

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.



MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.


                                                                          FFA-55

There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.



Non-MetLife Resources MetLife sales representatives receive cash payments and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. With respect to the Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.


Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


The business unit responsible for the operation of our distribution system is also paid.



Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sale of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through


 FFA-56
which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.



MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.



We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.


Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the subadviser of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.


From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation in connection with sales of the Contracts.


FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
                                                                          FFA-57

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.


We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                      During Contract Year
Year         1     2     3     4     5     6     7    8 & Beyond
Percentage  5.6%  5.0%  4.5%  4.0%  3.0%  2.0%  1.0%      0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.
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Federal Estate Taxes: While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a ???


INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

                                                                          FFA-59

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                                         Type of Contract
                                                         -------------------------------------------------
                                                                  TSA and
                                                         Trad.      TSA                            Non-
                                                          IRA      ERISA     457(b)    403(a)    Qualified
                                                         -----    -------    ------    ------    ---------
In a series of substantially equal payments made
annually (or more frequently) for life or life
expectancy (SEPP)                                          x         x(2)      x(2)      x(2)        x
After you die                                              x         x         x         x           x
After you become totally disabled (as defined in
the Code)                                                  x         x         x         x           x
To pay deductible medical expenses                         x         x         x         x
After separation from service if you are over 55                     x         x         x
After December 31, 1999 for IRS levies                     x         x         x         x
To pay medical insurance premiums if you are
unemployed                                                 x
For qualified higher education expenses, or                x
For qualified first time home purchases up to
$10,000                                                    x
Payments to alternate payees pursuant to qualified
domestic relations orders                                            x         x         x
Certain immediate income annuities providing a
series of substantially equal periodic payments
made annually (or more frequently) over the
specified payment period                                                                             x
(1) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

(2) You must be separated from service at the time payments begin.


SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may

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include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES


It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.


Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.


Additionally, under new proposed regulations, life insurance may not be offered under TSA contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.


PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction and are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.


If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans, if certain conditions are met, amounts may be transferred into another 457(b) plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer).


Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

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Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

* A series of substantially equal payments made at least annually for(1) your life or life expectancy; both you and your beneficiary's lives or life expectancies; or a specified period of 10 or more years

     --   Withdrawals made to satisfy minimum distribution requirements


     --   Certain withdrawals on account of financial hardship


    Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of: (1) the calendar year following the year in which you reach age 70 1/2 or (2) the year you retire but only to the extent permitted by your plan and Contract and provided you do not own 5% or more of your employer. For IRAs, you must begin receiving withdrawals by April 1 of the year in which you reach age 70 1/2 even if you have not retired.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.


In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA. The IRA/SEP accounts and annuity contracts of a participant are aggregated together and the same is done for the SIMPLE IRAs of a participant., You may, however, generally decide from which Traditional IRA/SEPs (or from which SIMPLE IRAs, as the case may be) to satisfy the minimum distribution requirements and how much to take from each.


You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these

 FFA-62
regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If your spouse is your beneficiary, and your Contract permits, your may spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the tax law.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


NON-QUALIFIED ANNUITIES



Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.



Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.


                                                                          FFA-63

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.



Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.



Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.



Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.



When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.



In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.



PURCHASE PAYMENTS



Although the Code does not limit the amount of your purchase payments, your Contract may limit them.



PARTIAL AND FULL WITHDRAWALS



Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.



Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.



INCOME PAYMENTS



Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.



Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance


 FFA-64
with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.



Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.



The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.



We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.



The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.



We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.



Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.



DEATH BENEFITS



The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).



If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.



If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


                                                                          FFA-65

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.



In the case of joint contract owners, the above rules will be applied on the death of any contract owner.



Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).



If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.



After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.



DIVERSIFICATION



In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.



INVESTOR CONTROL



In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.



CHANGES TO TAX RULES AND INTERPRETATIONS



Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.



* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.



* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.



We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.


 FFA-66

TSAS (ERISA AND NON-ERISA)

GENERAL


TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.


In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).


Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.


The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

* Is directly transferred to another permissible investment under sec.403(b) arrangements;

*  Relates to amounts that are not salary reduction elective deferrals;

* Occurs after you die, leave your job or become disabled (as defined by the Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:


* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.



* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.



* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).



* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.


                                                                          FFA-67

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.



* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.



* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.


Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

* The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

* Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code
   Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

* In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

* If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

* Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

* Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

 FFA-68

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

[IRAS: TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.



The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302). [OR The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.


Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working

                                                                          FFA-69
spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

     -- Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

     -- If you are an active participant in a retirement plan of an employer, your contributions may be limited.

     -- Purchase payments in excess of these amounts may be subject to a penalty tax.

     -- If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     -- These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

     -- If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).


If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


457(B) PLANS

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

 FFA-70

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS


Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).


SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.


LEGAL PROCEEDINGS


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                                                          FFA-71

APPENDIX A

PREMIUM TAX TABLE


If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                                        TSA       403(a)         PEDC           IRA        Non-Qualified
                                                     Deferred    Deferred      Deferred       Deferred       Deferred
                                                        and         and          and            and             and
                                                      Income      Income        Income         Income         Income
                                                     Annuities   Annuities   Annuities(1)   Annuities(2)     Annuities
                                                     ---------   ---------   ------------   ------------   -------------
California.........................................     0.5%        0.5%         2.35%          0.5%(3)        2.35%
Maine..............................................      --          --            --            --             2.0%
Nevada.............................................      --          --            --            --             3.5%
Puerto Rico(4).....................................     3.0%        3.0%          3.0%          3.0%            3.0%
South Dakota.......................................      --          --            --            --            1.25%
West Virginia......................................     1.0%        1.0%          1.0%          1.0%            1.0%
Wyoming............................................      --          --            --            --             1.0%

----------------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

2 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

3 WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.


4  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.


 FFA-72

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Value for Enhanced Preference Plus Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
American Funds Bond Division(p)....................         2006           $ 15.44          $ 16.26                20

American Funds Global Small Capitalization
  Division(f)......................................         2001             15.08            13.77                13
                                                            2002             13.77            11.04                46
                                                            2003             11.04            16.80               170
                                                            2004             16.80            20.11               363
                                                            2005             20.11            24.98               443
                                                            2006             24.98            30.70               743

American Funds Growth Division(f)..................         2001            145.96           124.55                13
                                                            2002            124.55            93.21                68
                                                            2003             93.21           126.32               117
                                                            2004            126.32           140.76               178
                                                            2005            140.76           162.02               168
                                                            2006            162.02           176.90               259

American Funds Growth-Income Division(f)...........         2001             95.64            92.64                11
                                                            2002             92.64            74.93                72
                                                            2003             74.93            98.30               174
                                                            2004             98.30           107.47               302
                                                            2005            107.47           112.67               284
                                                            2006            112.67           128.59               317

BlackRock Aggressive Growth Division...............         1997             35.98            38.02             1,925
                                                            1998             38.02            42.82             1,875
                                                            1999             42.82            56.51             1,751
                                                            2000             56.51            51.71             1,852
                                                            2001             51.71            39.05             1,971
                                                            2002             39.05            27.57             1,655
                                                            2003             27.57            38.45             1,590
                                                            2004             38.45            43.03             1,507
                                                            2005             43.03            47.18             1,356
                                                            2006             47.18            49.89             1,235


                                                                          FFA-73

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c)..................         1997           $ 30.12          $ 32.77               457
                                                            1998             32.77            35.51               572
                                                            1999             35.51            34.37               527
                                                            2000             34.37            37.87               475
                                                            2001             37.87            40.64               562
                                                            2002             40.64            43.61               502
                                                            2003             43.61            45.72               465
                                                            2004             45.72            47.30               430
                                                            2005             47.30            47.99               428
                                                            2006             47.99            49.64               435

BlackRock Diversified Division(a)..................         1997             28.10            33.57               924
                                                            1998             33.57            39.79             1,172
                                                            1999             39.79            42.84             1,326
                                                            2000             42.84            42.88             1,337
                                                            2001             42.88            39.79             1,462
                                                            2002             39.79            33.95             1,149
                                                            2003             33.95            40.54             1,085
                                                            2004             40.54            43.58             1,016
                                                            2005             43.58            44.49               919
                                                            2006             44.49            48.71               975

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)................................         1997             47.18            60.00             1,130
                                                            1998             60.00            76.18             1,304
                                                            1999             76.18            89.40             1,356
                                                            2000             89.40            83.10             1,342
                                                            2001             83.10            68.31             1,374
                                                            2002             68.31            49.99             1,145
                                                            2003             49.99            64.49             1,097
                                                            2004             64.49            70.82             1,011
                                                            2005             70.82            72.67               905
                                                            2006             72.67            82.15               829

BlackRock Large Cap Value Division -- Class E(i)...         2002             10.00             7.94                 2
                                                            2003              7.94            10.66                22
                                                            2004             10.66            11.96                69
                                                            2005             11.96            12.53                88
                                                            2006             12.53            14.79               262


 FFA-74

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(d).............................................         2004           $ 10.07          $ 11.08                12
                                                            2005             11.08            11.73                 9
                                                            2006             11.73            12.08                50

BlackRock Strategic Value Division(b)..............         2000             10.00            12.26                69
                                                            2001             12.26            14.09               443
                                                            2002             14.09            10.98               769
                                                            2003             10.98            16.33               943
                                                            2004             16.33            18.66             1,133
                                                            2005             18.66            19.25               990
                                                            2006             19.25            22.26             1,299

Calvert Social Balanced Division...................         1997             17.08            20.31               387
                                                            1998             20.31            23.40               432
                                                            1999             23.40            26.01               508
                                                            2000             26.01            24.96               537
                                                            2001             24.96            23.01               622
                                                            2002             23.01            20.02               496
                                                            2003             20.02            23.66               497
                                                            2004             23.66            25.37               458
                                                            2005             25.37            26.56               257
                                                            2006             26.56            28.62               243

Calvert Social Mid Cap Growth Division.............         1997             16.80            20.58                 0
                                                            1998             20.58            26.46               259
                                                            1999             26.46            28.04               287
                                                            2000             28.04            30.98               393
                                                            2001             30.98            26.95               501
                                                            2002             26.95            19.16               388
                                                            2003             19.16            24.99               403
                                                            2004             24.99            27.07               359
                                                            2005             27.07            26.92               312
                                                            2006             26.92            28.51               269

Cyclical Growth ETF Division(p)....................         2006             10.74            11.50                12

Cyclical Growth & Income ETF Division(p)...........         2006             10.54            11.23                 3


                                                                          FFA-75

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Division(b)....................         2000           $ 30.70          $ 31.35                22
                                                            2001             31.35            27.59               100
                                                            2002             27.59            22.86               159
                                                            2003             22.86            29.64               224
                                                            2004             29.64            32.99               329
                                                            2005             32.99            36.04               326
                                                            2006             36.04            40.91               470

FI International Stock Division....................         1997             13.99            13.53             1,187
                                                            1998             13.53            16.43             1,176
                                                            1999             16.43            18.95             1,114
                                                            2000             18.95            16.88             1,096
                                                            2001             16.88            13.27             1,162
                                                            2002             13.27            10.85             1,006
                                                            2003             10.85            13.76               965
                                                            2004             13.76            16.11               904
                                                            2005             16.11            18.83             1,179
                                                            2006             18.83            21.73             1,262

FI Large Cap Division(p)...........................         2006             18.03            18.30                 3

FI Mid Cap Opportunities Division(e)(m)............         1997             10.00            12.72               272
                                                            1998             12.72            17.28               763
                                                            1999             17.28            38.17             2,653
                                                            2000             38.17            26.00             3,856
                                                            2001             26.00            16.14             4,759
                                                            2002             16.14            11.35             4,044
                                                            2003             11.35            15.13             4,103
                                                            2004             15.13            17.57             3,924
                                                            2005             17.57            18.61             3,336
                                                            2006             18.61            20.62             3,690

FI Value Leaders Division -- Class E(i)............         2002             23.68            19.59                 1
                                                            2003             19.59            24.59                 7
                                                            2004             24.59            27.67                17
                                                            2005             27.67            30.29                41
                                                            2006             30.29            33.54                62


 FFA-76

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Division....................         1997           $ 23.99          $ 30.44             3,382
                                                            1998             30.44            33.66             3,753
                                                            1999             33.66            35.46             3,752
                                                            2000             35.46            38.08             3,447
                                                            2001             38.08            35.85             3,875
                                                            2002             35.85            29.49             3,261
                                                            2003             29.49            38.08             3,145
                                                            2004             38.08            42.07             2,736
                                                            2005             42.07            44.11             2,375
                                                            2006             44.11            52.52             2,088

Fidelity Growth Division...........................         1997             23.95            29.30                 0
                                                            1998             29.30            40.48                 0
                                                            1999             40.48            55.12                 0
                                                            2000             55.12            48.60                 0
                                                            2001             48.60            39.64             5,050
                                                            2002             39.64            27.45             4,184
                                                            2003             27.45            36.12             4,102
                                                            2004             36.12            36.99             3,694
                                                            2005             36.99            38.77             3,049
                                                            2006             38.77            41.03             2,550

Fidelity Investment Grade Bond Division............         1997             14.46            15.62               404
                                                            1998             15.62            16.84               556
                                                            1999             16.84            16.51               573
                                                            2000             16.51            18.19               615
                                                            2001             18.19            19.54               895
                                                            2002             19.54            21.36               911
                                                            2003             21.36            22.16               908
                                                            2004             22.16            22.93               803
                                                            2005             22.93            23.22               672
                                                            2006             23.22            24.00               586


                                                                          FFA-77

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Overseas Division.........................         1997           $ 16.07          $ 17.76             1,155
                                                            1998             17.76            19.84             1,142
                                                            1999             19.84            28.03             1,237
                                                            2000             28.03            22.46             1,427
                                                            2001             22.46            17.54             1,470
                                                            2002             17.54            13.85             1,203
                                                            2003             13.85            19.67             1,172
                                                            2004             19.67            22.14             1,164
                                                            2005             22.14            26.12             1,056
                                                            2006             26.12            30.55             1,026

Franklin Templeton Small Cap Growth Division(f)....         2001             10.00             8.82                25
                                                            2002              8.82             6.30                50
                                                            2003              6.30             9.05               108
                                                            2004              9.05             9.99               119
                                                            2005              9.99            10.36               126
                                                            2006             10.36            11.29               205

Harris Oakmark Focused Value Division(f)...........         2001             24.53            27.50               112
                                                            2002             27.50            24.83               267
                                                            2003             24.83            32.63               352
                                                            2004             32.63            35.53               451
                                                            2005             35.53            38.71               559
                                                            2006             38.71            43.13               558

Harris Oakmark International Division -- Class
  E(i).............................................         2002             10.62             8.88                 0
                                                            2003              8.88            11.90                25
                                                            2004             11.90            14.22               147
                                                            2005             14.22            16.10               296
                                                            2006             16.10            20.57               634


 FFA-78

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division(g).........         1998           $ 10.00          $  9.71                 2
                                                            1999              9.71             8.96                74
                                                            2000              8.96             9.98               126
                                                            2001              9.98            11.70               661
                                                            2002             11.70             9.95               748
                                                            2003              9.95            12.37               940
                                                            2004             12.37            13.65             1,269
                                                            2005             13.65            13.33             1,123
                                                            2006             13.33            15.60             1,335

Jennison Growth Division...........................         2005              4.18             5.06               317
                                                            2006              5.06             5.15               416

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(b)(l)..........................         2000              9.82             7.25                41
                                                            2001              7.25             4.97               179
                                                            2002              4.97             3.50               220
                                                            2003              3.50             4.36               299
                                                            2004              4.36             4.53               312
                                                            2005              4.53             4.14               280

Lazard Mid Cap Division -- Class E(i)..............         2002             11.43             9.73                 2
                                                            2003              9.73            12.18                18
                                                            2004             12.18            13.81                72
                                                            2005             13.81            14.81                78
                                                            2006             14.81            16.83                98

Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(f)(k)...................         2001             10.03             7.79                59
                                                            2002              7.79             5.36                84
                                                            2003              5.36             6.87               157
                                                            2004              6.87             7.41               215
                                                            2005              7.41             8.36               214
                                                            2006              8.36             8.15               353

Legg Mason Value Equity Division...................         2006              9.82            10.57               100


                                                                          FFA-79

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(n)...............................         2001           $  9.45          $  8.41                 6
                                                            2002              8.41             6.65                16
                                                            2003              6.65             8.03                33
                                                            2004              8.03             8.85                71
                                                            2005              8.85             9.41                57
                                                            2006              9.41             9.87                59

Lehman Brothers(R) Aggregate Bond Division(g)......         1998             10.00            10.12                10
                                                            1999             10.12             9.89               162
                                                            2000              9.89            10.91               271
                                                            2001             10.91            11.61               844
                                                            2002             11.61            12.68               809
                                                            2003             12.68            13.02               978
                                                            2004             13.02            13.42             1,171
                                                            2005             13.42            13.57             1,266
                                                            2006             13.57            14.00             1,651

Loomis Sayles Small Cap Division(b)................         2000             26.26            26.03                14
                                                            2001             26.03            23.51                47
                                                            2002             23.51            18.27                63
                                                            2003             18.27            24.70                91
                                                            2004             24.70            28.47               103
                                                            2005             28.47            30.16                94
                                                            2006             30.16            34.86               155

Lord Abbett Bond Debenture Division(e)(h)..........         1997             10.00            10.53                71
                                                            1998             10.53             9.65               158
                                                            1999              9.65            11.26               232
                                                            2000             11.26            11.05               241
                                                            2001             11.05            10.80               298
                                                            2002             10.80            10.83               254
                                                            2003             10.83            12.83               271
                                                            2004             12.83            13.78               341
                                                            2005             13.78            13.90               408
                                                            2006             13.90            15.05               562


 FFA-80

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division -- Class E(i)....         2002           $ 11.26          $  8.54                 1
                                                            2003              8.54            11.76                20
                                                            2004             11.76            12.42                29
                                                            2005             12.42            13.34                29
                                                            2006             13.34            15.10                53

MetLife Mid Cap Stock Index Division(b)............         2000             10.00            10.63               111
                                                            2001             10.63            10.41               340
                                                            2002             10.41             8.77               522
                                                            2003              8.77            11.73               738
                                                            2004             11.73            13.48               811
                                                            2005             13.48            14.99               872
                                                            2006             14.99            16.35             1,291

MetLife Stock Index Division.......................         1997             24.82            32.49             4,004
                                                            1998             32.49            41.28             4,766
                                                            1999             41.28            49.39             5,674
                                                            2000             49.39            44.36             5,783
                                                            2001             44.36            38.60             6,497
                                                            2002             38.60            29.69             5,609
                                                            2003             29.69            37.71             5,667
                                                            2004             37.71            41.29             5,517
                                                            2005             41.29            42.80             4,020
                                                            2006             42.80            48.96             4,043

MFS Research International Division(f).............         2001             10.00             8.74                 8
                                                            2002              8.74             7.66                31
                                                            2003              7.66            10.04                65
                                                            2004             10.04            11.90               122
                                                            2005             11.90            13.77               158
                                                            2006             13.77            17.31               383

MFS Total Return Division(d).......................         2004             33.30            36.38             1,276
                                                            2005             36.38            37.16             1,187
                                                            2006             37.16            41.31             1,048


                                                                          FFA-81

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(g)...........         1998           $ 10.00          $ 10.79                13
                                                            1999             10.79            13.35               141
                                                            2000             13.35            11.31               301
                                                            2001             11.31             8.77               639
                                                            2002              8.77             7.24               672
                                                            2003              7.24             9.87               882
                                                            2004              9.87            11.70               983
                                                            2005             11.70            13.13             1,045
                                                            2006             13.13            16.35             1,481

Neuberger Berman Mid Cap Value Division(g).........         1998             10.00            10.72                 5
                                                            1999             10.72            12.50                78
                                                            2000             12.50            15.88               329
                                                            2001             15.88            15.33               500
                                                            2002             15.33            13.73               532
                                                            2003             13.73            18.57               634
                                                            2004             18.57            22.60               878
                                                            2005             22.60            25.14               942
                                                            2006             25.14            27.76             1,116

Neuberger Berman Real Estate Division -- Class
  E(d).............................................         2004              9.99            12.88                70
                                                            2005             12.88            14.48               160
                                                            2006             14.48            19.74               464

Oppenheimer Capital Appreciation Division -- Class
  E(o).............................................         2005             10.02            10.93                 3
                                                            2006             10.93            11.66                31

Oppenheimer Global Equity Division(e)..............         1997             10.00            10.87               238
                                                            1998             10.87            12.49               489
                                                            1999             12.49            15.49               602
                                                            2000             15.49            15.09               757
                                                            2001             15.09            12.55               967
                                                            2002             12.55            10.44               805
                                                            2003             10.44            13.49               849
                                                            2004             13.49            15.55               829
                                                            2005             15.55            17.91             1,404
                                                            2006             17.91            20.68             1,700


 FFA-82

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Division(p).........         2006           $ 11.17          $ 11.32                11

PIMCO Total Return Division(f).....................         2001             10.00            10.56                78
                                                            2002             10.56            11.47               342
                                                            2003             11.47            11.87               667
                                                            2004             11.87            12.38               932
                                                            2005             12.38            12.56               978
                                                            2006             12.56            13.04             1,318

RCM Technology Division (formerly RCM Global
  Technology Division)(f)..........................         2001             10.00             7.45                21
                                                            2002              7.45             3.65                45
                                                            2003              3.65             5.70               330
                                                            2004              5.70             5.41               214
                                                            2005              5.41             5.97               188
                                                            2006              5.97             6.23               274

Russell 2000(R) Index Division(g)..................         1998             10.00            10.53                15
                                                            1999             10.53            12.80               197
                                                            2000             12.80            12.20               418
                                                            2001             12.20            12.19               700
                                                            2002             12.19             9.60               724
                                                            2003              9.60            13.90               915
                                                            2004             13.90            16.21             1,177
                                                            2005             16.21            16.78               955
                                                            2006             16.78            19.61             1,305

T. Rowe Price Large Cap Growth Division(g).........         1998             10.00            11.01                 2
                                                            1999             11.01            13.33               115
                                                            2000             13.33            13.14               445
                                                            2001             13.14            11.72               631
                                                            2002             11.72             8.91               515
                                                            2003              8.91            11.55               637
                                                            2004             11.55            12.58               690
                                                            2005             12.58            13.28               666
                                                            2006             13.28            14.90               883


                                                                          FFA-83

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division(f)...........         2001           $ 10.00          $  8.44                44
                                                            2002              8.44             4.68               129
                                                            2003              4.68             6.36               267
                                                            2004              6.36             7.44               458
                                                            2005              7.44             8.47               544
                                                            2006              8.47             8.94               857

T. Rowe Price Small Cap Growth Division(e).........         1997             10.00            11.78               472
                                                            1998             11.78            12.08               992
                                                            1999             12.08            15.31             1,055
                                                            2000             15.31            13.79             1,493
                                                            2001             13.79            12.42             1,874
                                                            2002             12.42             9.02             1,748
                                                            2003              9.02            12.59             1,849
                                                            2004             12.59            13.86             1,688
                                                            2005             13.86            15.24             1,483
                                                            2006             15.24            15.68             1,799

Western Asset Management Strategic Bond
  Opportunities Division(f)........................         2001             16.05            16.56                 4
                                                            2002             16.56            17.98                37
                                                            2003             17.98            20.06                96
                                                            2004             20.06            21.18               183
                                                            2005             21.18            21.58               178
                                                            2006             21.58            22.46               252

Western Asset Management U.S. Government
  Division(f)......................................         2001             14.83            15.39                58
                                                            2002             15.39            16.46               165
                                                            2003             16.46            16.58               183
                                                            2004             16.58            16.92               203
                                                            2005             16.92            17.05               196
                                                            2006             17.05            17.59               275

MetLife Aggressive Allocation Division(o)..........         2005              9.99            11.20                11
                                                            2006             11.20            12.87               171

MetLife Conservative Allocation Division(o)........         2005              9.99            10.34                15
                                                            2006             10.34            10.99                75


 FFA-84

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation
  Division(o)......................................         2005           $  9.99          $ 10.57                33
                                                            2006             10.57            11.49               223

MetLife Moderate Allocation Division(o)............         2005              9.99            10.79               117
                                                            2006             10.79            11.99               589

MetLife Moderate to Aggressive Allocation
  Division(o)......................................         2005              9.99            11.02                51
                                                            2006             11.02            12.50               574


----------------

NOTES:



a NOT ALL INVESTMENT DIVISIONS ARE OFFERED UNDER THE VARIOUS ENHANCED DEFERRED ANNUITIES.



b  INCEPTION DATE: JULY 5, 2000.



c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.



d  INCEPTION DATE: MAY 1, 2004.



e  INCEPTION DATE: MARCH 3, 1997.



f  INCEPTION DATE: MAY 1, 2001.



g  INCEPTION DATE: NOVEMBER 9, 1998.



h THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.



i  INCEPTION DATE: MAY 1, 2002.



k THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.



l THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO JENNISION GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.



m THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.



n THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.



o  INCEPTION DATE: MAY 1, 2005.



p  INCEPTION DATE: MAY 1, 2006.


                                                                          FFA-85

This table shows fluctuations in the Accumulation Unit Value for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
American Funds Bond Division(o)....................         2006           $ 15.44          $ 16.26                20

American Funds Global Small Capitalization
  Division(f)......................................         2001             15.08            13.77                13
                                                            2002             13.77            11.04                46
                                                            2003             11.04            16.80               170
                                                            2004             16.80            20.11               363
                                                            2005             20.11            24.98               443
                                                            2006             24.98            30.70               743

American Funds Growth Division(f)..................         2001            145.96           124.55                13
                                                            2002            124.55            93.21                68
                                                            2003             93.21           126.32               117
                                                            2004            126.32           140.76               178
                                                            2005            140.76           162.02               168
                                                            2006            162.02           176.90               259

American Funds Growth-Income Division(f)...........         2001             95.64            92.64                11
                                                            2002             92.64            74.93                72
                                                            2003             74.93            98.30               174
                                                            2004             98.30           107.47               302
                                                            2005            107.47           112.67               284
                                                            2006            112.67           128.59               317

BlackRock Aggressive Growth Division(a)............         1997             35.98            38.02             1,925
                                                            1998             38.02            42.82             1,875
                                                            1999             42.82            56.51             1,751
                                                            2000             56.51            51.71             1,852
                                                            2001             51.71            39.05             1,971
                                                            2002             39.05            27.57             1,655
                                                            2003             27.57            38.45             1,590
                                                            2004             38.45            43.03             1,507
                                                            2005             43.03            47.18             1,356
                                                            2006             47.18            49.89             1,235


 FFA-86

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(a)(b)...............         1997           $ 30.12          $ 32.77               457
                                                            1998             32.77            35.51               572
                                                            1999             35.51            34.37               527
                                                            2000             34.37            37.87               475
                                                            2001             37.87            40.64               562
                                                            2002             40.64            43.61               502
                                                            2003             43.61            45.72               465
                                                            2004             45.72            47.30               430
                                                            2005             47.30            47.99               428
                                                            2006             47.99            49.64               435

BlackRock Diversified Division(a)..................         1997             28.10            33.57               924
                                                            1998             33.57            39.79             1,172
                                                            1999             39.79            42.84             1,326
                                                            2000             42.84            42.88             1,337
                                                            2001             42.88            39.79             1,462
                                                            2002             39.79            33.95             1,149
                                                            2003             33.95            40.54             1,085
                                                            2004             40.54            43.58             1,016
                                                            2005             43.58            44.49               919
                                                            2006             44.49            48.71               975

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)(a).............................         1997             47.18            60.00             1,130
                                                            1998             60.00            76.18             1,304
                                                            1999             76.18            89.40             1,356
                                                            2000             89.40            83.10             1,342
                                                            2001             83.10            68.31             1,374
                                                            2002             68.31            49.99             1,145
                                                            2003             49.99            64.49             1,097
                                                            2004             64.49            70.82             1,011
                                                            2005             70.82            72.67               905
                                                            2006             72.67            82.15               829

BlackRock Large Cap Value Division -- Class E(h)...         2002             10.00             7.94                 2
                                                            2003              7.94            10.66                22
                                                            2004             10.66            11.96                69
                                                            2005             11.96            12.53                88
                                                            2006             12.53            14.79               262


                                                                          FFA-87

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(j).............................................         2004           $ 10.07          $ 11.08                12
                                                            2005             11.08            11.73                 9
                                                            2006             11.73            12.08                50

BlackRock Strategic Value Division(e)..............         2000             10.00            12.26                69
                                                            2001             12.26            14.09               443
                                                            2002             14.09            10.98               769
                                                            2003             10.98            16.33               943
                                                            2004             16.33            18.66             1,133
                                                            2005             18.66            19.25               990
                                                            2006             19.25            22.26             1,299

Calvert Social Balanced Division...................         1997             17.08            20.31               387
                                                            1998             20.31            23.40               432
                                                            1999             23.40            26.01               508
                                                            2000             26.01            24.96               537
                                                            2001             24.96            23.01               622
                                                            2002             23.01            20.02               496
                                                            2003             20.02            23.66               497
                                                            2004             23.66            25.37               458
                                                            2005             25.37            26.56               257
                                                            2006             26.56            28.62               243

Calvert Social Mid Cap Growth Division.............         1997             16.80            20.58                --
                                                            1998             20.58            26.46               259
                                                            1999             26.46            28.04               287
                                                            2000             28.04            30.98               393
                                                            2001             30.98            26.95               501
                                                            2002             26.95            19.16               388
                                                            2003             19.16            24.99               403
                                                            2004             24.99            27.07               359
                                                            2005             27.07            26.92               312
                                                            2006             26.92            28.51               269

Cyclical Growth ETF Division(o)....................         2006             10.74            11.50                12

Cyclical Growth & Income ETF Division(o)...........         2006             10.54            11.23                 3


 FFA-88

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Division(e)....................         2000           $ 30.70          $ 31.35                22
                                                            2001             31.35            27.59               100
                                                            2002             27.59            22.86               159
                                                            2003             22.86            29.64               224
                                                            2004             29.64            32.99               329
                                                            2005             32.99            36.04               326
                                                            2006             36.04            40.91               470

FI International Stock Division(a).................         1997             13.99            13.53             1,187
                                                            1998             13.53            16.43             1,176
                                                            1999             16.43            18.95             1,114
                                                            2000             18.95            16.88             1,096
                                                            2001             16.88            13.27             1,162
                                                            2002             13.27            10.85             1,006
                                                            2003             10.85            13.76               965
                                                            2004             13.76            16.11               904
                                                            2005             16.11            18.83             1,179
                                                            2006             18.83            21.73             1,262

FI Large Cap Division(o)...........................         2006             18.03            18.30                 3

FI Mid Cap Opportunities Division(c)(i)............         1997             10.00            12.72               272
                                                            1998             12.72            17.28               763
                                                            1999             17.28            38.17             2,653
                                                            2000             38.17            26.00             3,856
                                                            2001             26.00            16.14             4,759
                                                            2002             16.14            11.35             4,044
                                                            2003             11.35            15.13             4,103
                                                            2004             15.13            17.57             3,924
                                                            2005             17.57            18.61             3,336
                                                            2006             18.61            20.62             3,690

FI Value Leaders Division -- Class E(h)............         2002             23.68            19.59                 1
                                                            2003             19.59            24.59                 7
                                                            2004             24.59            27.67                17
                                                            2005             27.67            30.29                41
                                                            2006             30.29            33.54                62


                                                                          FFA-89

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Division....................         1997           $ 23.99          $ 30.44             3,382
                                                            1998             30.44            33.66             3,753
                                                            1999             33.66            35.46             3,752
                                                            2000             35.46            38.08             3,447
                                                            2001             38.08            35.85             3,875
                                                            2002             35.85            29.49             3,261
                                                            2003             29.49            38.08             3,145
                                                            2004             38.08            42.07             2,736
                                                            2005             42.07            44.11             2,375
                                                            2006             44.11            52.52             2,088

Fidelity Growth Division...........................         1997             23.95            29.30                --
                                                            1998             29.30            40.48                --
                                                            1999             40.48            55.12                --
                                                            2000             55.12            48.60                --
                                                            2001             48.60            39.64             5,050
                                                            2002             39.64            27.45             4,184
                                                            2003             27.45            36.12             4,102
                                                            2004             36.12            36.99             3,694
                                                            2005             36.99            38.77             3,049
                                                            2006             38.77            41.03             2,550

Fidelity Investment Grade Bond Division............         1997             14.46            15.62               404
                                                            1998             15.62            16.84               556
                                                            1999             16.84            16.51               573
                                                            2000             16.51            18.19               615
                                                            2001             18.19            19.54               895
                                                            2002             19.54            21.36               911
                                                            2003             21.36            22.16               908
                                                            2004             22.16            22.93               803
                                                            2005             22.93            23.22               672
                                                            2006             23.22            24.00               586


 FFA-90

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Overseas Division.........................         1997           $ 16.07          $ 17.76             1,155
                                                            1998             17.76            19.84             1,142
                                                            1999             19.84            28.03             1,237
                                                            2000             28.03            22.46             1,427
                                                            2001             22.46            17.54             1,470
                                                            2002             17.54            13.85             1,203
                                                            2003             13.85            19.67             1,172
                                                            2004             19.67            22.14             1,164
                                                            2005             22.14            26.12             1,056
                                                            2006             26.12            30.55             1,026

Franklin Templeton Small Cap Growth Division(f)....         2001             10.00             8.82                25
                                                            2002              8.82             6.30                50
                                                            2003              6.30             9.05               108
                                                            2004              9.05             9.99               119
                                                            2005              9.99            10.36               126
                                                            2006             10.36            11.29               205

Harris Oakmark Focused Value Division(f)...........         2001             24.53            27.50               112
                                                            2002             27.50            24.83               267
                                                            2003             24.83            32.63               352
                                                            2004             32.63            35.53               451
                                                            2005             35.53            38.71               559
                                                            2006             38.71            43.13               558

Harris Oakmark International Division -- Class
  E(h).............................................         2002             10.62             8.88                 0
                                                            2003              8.88            11.90                25
                                                            2004             11.90            14.22               147
                                                            2005             14.22            16.10               296
                                                            2006             16.10            20.57               634


                                                                          FFA-91

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division(d).........         1998           $ 10.00          $  9.71                 2
                                                            1999              9.71             8.96                74
                                                            2000              8.96             9.98               126
                                                            2001              9.98            11.70               661
                                                            2002             11.70             9.95               748
                                                            2003              9.95            12.37               940
                                                            2004             12.37            13.65             1,269
                                                            2005             13.65            13.33             1,123
                                                            2006             13.33            15.60             1,335

Jennison Growth Division...........................         2005              4.18             5.06               317
                                                            2006              5.06             5.15               416

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(e)(k)..........................         2000              9.82             7.25                41
                                                            2001              7.25             4.97               179
                                                            2002              4.97             3.50               220
                                                            2003              3.50             4.36               299
                                                            2004              4.36             4.53               312
                                                            2005              4.53             4.14               280

Lazard Mid Cap Division -- Class E(h)..............         2002             11.43             9.73                 2
                                                            2003              9.73            12.18                18
                                                            2004             12.18            13.81                72
                                                            2005             13.81            14.81                78
                                                            2006             14.81            16.83                98

Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(f)(i)...................         2001             10.03             7.79                59
                                                            2002              7.79             5.36                84
                                                            2003              5.36             6.87               157
                                                            2004              6.87             7.41               215
                                                            2005              7.41             8.36               214
                                                            2006              8.36             8.15               353

Legg Mason Value Equity Division...................         2006              9.82            10.57               100


 FFA-92

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(m)...............................         2001           $  9.45          $  8.41                 6
                                                            2002              8.41             6.65                16
                                                            2003              6.65             8.03                33
                                                            2004              8.03             8.85                71
                                                            2005              8.85             9.41                57
                                                            2006              9.41             9.87                59

Lehman Brothers(R) Aggregate Bond Division(d)......         1998             10.00            10.12                10
                                                            1999             10.12             9.89               162
                                                            2000              9.89            10.91               271
                                                            2001             10.91            11.61               844
                                                            2002             11.61            12.68               809
                                                            2003             12.68            13.02               978
                                                            2004             13.02            13.42             1,171
                                                            2005             13.42            13.57             1,266
                                                            2006             13.57            14.00             1,651

Loomis Sayles Small Cap Division(e)................         2000             26.26            26.03                14
                                                            2001             26.03            23.51                47
                                                            2002             23.51            18.27                63
                                                            2003             18.27            24.70                91
                                                            2004             24.70            28.47               103
                                                            2005             28.47            30.16                94
                                                            2006             30.16            34.86               155

Lord Abbett Bond Debenture Division(c)(g)..........         1997             10.00            10.53                71
                                                            1998             10.53             9.65               158
                                                            1999              9.65            11.26               232
                                                            2000             11.26            11.05               241
                                                            2001             11.05            10.80               298
                                                            2002             10.80            10.83               254
                                                            2003             10.83            12.83               271
                                                            2004             12.83            13.78               341
                                                            2005             13.78            13.90               408
                                                            2006             13.90            15.05               562


                                                                          FFA-93

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division -- Class E(h)....         2002           $ 11.26          $  8.54                 1
                                                            2003              8.54            11.76                20
                                                            2004             11.76            12.42                29
                                                            2005             12.42            13.34                29
                                                            2006             13.34            15.10                53

MetLife Mid Cap Stock Index Division(e)............         2000             10.00            10.63               111
                                                            2001             10.63            10.41               340
                                                            2002             10.41             8.77               522
                                                            2003              8.77            11.73               738
                                                            2004             11.73            13.48               811
                                                            2005             13.48            14.99               872
                                                            2006             14.99            16.35             1,291

MetLife Stock Index Division.......................         1997             24.82            32.49             4,004
                                                            1998             32.49            41.28             4,766
                                                            1999             41.28            49.39             5,674
                                                            2000             49.39            44.36             5,783
                                                            2001             44.36            38.60             6,497
                                                            2002             38.60            29.69             5,609
                                                            2003             29.69            37.71             5,667
                                                            2004             37.71            41.29             5,517
                                                            2005             41.29            42.80             4,020
                                                            2006             42.80            48.96             4,043

MFS Research International Division(f).............         2001             10.00             8.74                 8
                                                            2002              8.74             7.66                31
                                                            2003              7.66            10.04                65
                                                            2004             10.04            11.90               122
                                                            2005             11.90            13.77               158
                                                            2006             13.77            17.31               383

MFS Total Return Division(j).......................         2004             33.30            36.38             1,276
                                                            2005             36.38            37.16             1,187
                                                            2006             37.16            41.31             1,048


 FFA-94

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(d)...........         1998           $ 10.00          $ 10.79                13
                                                            1999             10.79            13.35               141
                                                            2000             13.35            11.31               301
                                                            2001             11.31             8.77               639
                                                            2002              8.77             7.24               672
                                                            2003              7.24             9.87               882
                                                            2004              9.87            11.70               983
                                                            2005             11.70            13.13             1,045
                                                            2006             13.13            16.35             1,481

Neuberger Berman Mid Cap Value Division(d).........         1998             10.00            10.72                 5
                                                            1999             10.72            12.50                78
                                                            2000             12.50            15.88               329
                                                            2001             15.88            15.33               500
                                                            2002             15.33            13.73               532
                                                            2003             13.73            18.57               634
                                                            2004             18.57            22.60               878
                                                            2005             22.60            25.14               942
                                                            2006             25.14            27.76             1,116

Neuberger Berman Real Estate Division -- Class
  E(j).............................................         2004              9.99            12.88                70
                                                            2005             12.88            14.48               160
                                                            2006             14.48            19.74               464

Oppenheimer Capital Appreciation Division -- Class
  E(n).............................................         2005             10.02            10.93                 3
                                                            2006             10.93            11.66                31

Oppenheimer Global Equity Division(c)..............         1997             10.00            10.87               238
                                                            1998             10.87            12.49               489
                                                            1999             12.49            15.49               602
                                                            2000             15.49            15.09               757
                                                            2001             15.09            12.55               967
                                                            2002             12.55            10.44               805
                                                            2003             10.44            13.49               849
                                                            2004             13.49            15.55               829
                                                            2005             15.55            17.91             1,404
                                                            2006             17.91            20.68             1,700


                                                                          FFA-95

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Division(o).........         2006           $ 11.17          $ 11.32                11

PIMCO Total Return Division(f).....................         2001             10.00            10.56                78
                                                            2002             10.56            11.47               342
                                                            2003             11.47            11.87               667
                                                            2004             11.87            12.38               932
                                                            2005             12.38            12.56               978
                                                            2006             12.56            13.04             1,318

RCM Technology Division (formerly RCM Global
  Technology Division)(f)..........................         2001             10.00             7.45                21
                                                            2002              7.45             3.65                45
                                                            2003              3.65             5.70               330
                                                            2004              5.70             5.41               214
                                                            2005              5.41             5.97               188
                                                            2006              5.97             6.23               274

Russell 2000(R) Index Division(d)..................         1998             10.00            10.53                15
                                                            1999             10.53            12.80               197
                                                            2000             12.80            12.20               418
                                                            2001             12.20            12.19               700
                                                            2002             12.19             9.60               724
                                                            2003              9.60            13.90               915
                                                            2004             13.90            16.21             1,177
                                                            2005             16.21            16.78               955
                                                            2006             16.78            19.61             1,305

T. Rowe Price Large Cap Growth Division(d).........         1998             10.00            11.01                 2
                                                            1999             11.01            13.33               115
                                                            2000             13.33            13.14               445
                                                            2001             13.14            11.72               631
                                                            2002             11.72             8.91               515
                                                            2003              8.91            11.55               637
                                                            2004             11.55            12.58               690
                                                            2005             12.58            13.28               666
                                                            2006             13.28            14.90               883


 FFA-96

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division(f)...........         2001           $ 10.00          $  8.44                44
                                                            2002              8.44             4.68               129
                                                            2003              4.68             6.36               267
                                                            2004              6.36             7.44               458
                                                            2005              7.44             8.47               544
                                                            2006              8.47             8.94               857

T. Rowe Price Small Cap Growth Division(C).........         1997             10.00            11.78               472
                                                            1998             11.78            12.08               992
                                                            1999             12.08            15.31             1,055
                                                            2000             15.31            13.79             1,493
                                                            2001             13.79            12.42             1,874
                                                            2002             12.42             9.02             1,748
                                                            2003              9.02            12.59             1,849
                                                            2004             12.59            13.86             1,688
                                                            2005             13.86            15.24             1,483
                                                            2006             15.24            15.68             1,799

Western Asset Management Strategic Bond
  Opportunities Division(f)........................         2001             16.05            16.56                 4
                                                            2002             16.56            17.98                37
                                                            2003             17.98            20.06                96
                                                            2004             20.06            21.18               183
                                                            2005             21.18            21.58               178
                                                            2006             21.58            22.46               252

Western Asset Management U.S. Government
  Division(f)......................................         2001             14.83            15.39                58
                                                            2002             15.39            16.46               165
                                                            2003             16.46            16.58               183
                                                            2004             16.58            16.92               203
                                                            2005             16.92            17.05               196
                                                            2006             17.05            17.59               275

MetLife Aggressive Allocation Division(n)..........         2005              9.99            11.20                11
                                                            2006             11.20            12.87               171

MetLife Conservative Allocation Division(n)........         2005              9.99            10.34                15
                                                            2006             10.34            10.99                75


                                                                          FFA-97

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation
  Division(n)......................................         2005           $  9.99          $ 10.57                33
                                                            2006             10.57            11.49               223

MetLife Moderate Allocation Division(n)............         2005              9.99            10.79               117
                                                            2006             10.79            11.99               589

MetLife Moderate to Aggressive Allocation
  Division(n)......................................         2005              9.99            11.02                51
                                                            2006             11.02            12.50               574


----------------

NOTES:



a  INCEPTION DATE: MAY 1, 1996.



b THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.



c  INCEPTION DATE: MARCH 3, 1997.



d  INCEPTION DATE: NOVEMBER 9, 1998.



e  INCEPTION DATE: JULY 5, 2000.



f  INCEPTION DATE: MAY 1, 2001.



g THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.



h  INCEPTION DATE: MAY 1, 2002.



i THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.



j  INCEPTION DATE: MAY 1, 2004.



k THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO JENNISION GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.



l THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.



m THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.



n  INCEPTION DATE: MAY 1, 2005.



o  INCEPTION DATE: MAY 1, 2006.


 FFA-98

APPENDIX C

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                                                          FFA-99

APPENDIX D

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                      LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
-----------------                  ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
CALVERT VARIABLE SERIES, INC.             Social Balanced Portfolio              Calvert Social Balanced Portfolio
CALVERT VARIABLE SERIES, INC.          Social Mid Cap Growth Portfolio        Calvert Social Mid Cap Growth Portfolio
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)
VARIABLE INSURANCE PRODUCTS            Investment Grade Bond Portfolio          Fidelity VIP Investment Grade Bond
                                                                                             Portfolio
VARIABLE INSURANCE PRODUCTS                Equity-Income Portfolio             Fidelity VIP Equity-Income Portfolio
VARIABLE INSURANCE PRODUCTS                   Growth Portfolio                     Fidelity VIP Growth Portfolio
VARIABLE INSURANCE PRODUCTS                Money Market Portfolio               Fidelity VIP Money Market Portfolio
VARIABLE INSURANCE PRODUCTS                  Overseas Portfolio                   Fidelity VIP Overseas Portfolio

 FFA-100

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
COVER PAGE..................................................     1

TABLE OF CONTENTS...........................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2

SERVICES....................................................     2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................     2

EARLY WITHDRAWAL CHARGE.....................................     4

EXPERIENCE FACTOR...........................................     4

VARIABLE INCOME PAYMENTS....................................     4

INVESTMENT MANAGEMENT FEES..................................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................    11

VOTING RIGHTS...............................................    12

ERISA.......................................................    13

TAXES.......................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1

FINANCIAL STATEMENTS OF METLIFE.............................   F-1


                                                                         FFA-101

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                        Supplement Dated April 30, 2007

                                     to the

                          Prospectus Dated May 1, 2006


                      Metropolitan Life Separate Account E
   Preference Plus(R) Account Variable Deferred and Income Annuity Contracts

                                   Issued by
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                            New York, New York 10166


This supplement updates certain information in the prospectus dated May 1, 2006, describing Preference Plus(R) Account variable annuity Contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.


An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Supplement is not valid unless preceded by the current Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Calvert Social Balanced Portfolio, and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.



AMERICAN FUNDS BOND                                LEGG MASON VALUE EQUITY
AMERICAN FUNDS GLOBAL SMALL                        LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  CAPITALIZATION                                   LOOMIS SAYLES SMALL CAP
AMERICAN FUNDS GROWTH                              LORD ABBETT BOND DEBENTURE
AMERICAN FUNDS GROWTH-INCOME                       MFS(R) RESEARCH INTERNATIONAL
BLACKROCK AGGRESSIVE GROWTH                        MFS(R) TOTAL RETURN
BLACKROCK BOND INCOME                              MET/AIM SMALL CAP GROWTH
BLACKROCK DIVERSIFIED                              METLIFE MID CAP STOCK INDEX
BLACKROCK LARGE-CAP CORE                           METLIFE STOCK INDEX
  (FORMERLY, BLACKROCK INVESTMENT TRUST)           MORGAN STANLEY EAFE(R) INDEX
BLACKROCK LARGE CAP VALUE                          NEUBERGER BERMAN MID CAP VALUE
BLACKROCK LEGACY LARGE CAP GROWTH                  NEUBERGER BERMAN REAL ESTATE
BLACKROCK STRATEGIC VALUE                          OPPENHEIMER CAPITAL APPRECIATION
CALVERT SOCIAL BALANCED                            OPPENHEIMER GLOBAL EQUITY
DAVIS VENTURE VALUE                                PIMCO INFLATION PROTECTED BOND
FI INTERNATIONAL STOCK                             PIMCO TOTAL RETURN
FI LARGE CAP                                       RCM TECHNOLOGY
FI MID CAP OPPORTUNITIES                             (FORMERLY RCM GLOBAL TECHNOLOGY)
FI VALUE LEADERS                                   RUSSELL 2000(R) INDEX
FRANKLIN TEMPLETON SMALL CAP GROWTH                T. ROWE PRICE LARGE CAP GROWTH
HARRIS OAKMARK FOCUSED VALUE                       T. ROWE PRICE MID-CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                       T. ROWE PRICE SMALL CAP GROWTH
HARRIS OAKMARK LARGE CAP VALUE                     WESTERN ASSET MANAGEMENT STRATEGIC BOND
JANUS FORTY                                          OPPORTUNITIES
JENNISON GROWTH                                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
LAZARD MID-CAP
LEGG MASON PARTNERS AGGRESSIVE GROWTH
  (FORMERLY JANUS AGGRESSIVE GROWTH)

                                     ASSET ALLOCATION PORTFOLIOS
METLIFE CONSERVATIVE ALLOCATION                    METLIFE MODERATE TO AGGRESSIVE
METLIFE CONSERVATIVE TO MODERATE                     ALLOCATION
  ALLOCATION                                       METLIFE AGGRESSIVE ALLOCATION
METLIFE MODERATE ALLOCATION

                              EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
CYCLICAL GROWTH AND INCOME ETF                     CYCLICAL GROWTH ETF

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES


The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
   Exchange Fee.............................................        None
   Surrender Fee............................................        None
   Account Reduction Loan Initiation Fee....................      $75(2)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
   Income Annuity Contract Fee(2)...........................        $350
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

    DURING PURCHASE PAYMENT/CONTRACT YEAR
    1...........................................................      7%
    2...........................................................      6%
    3...........................................................      5%
    4...........................................................      4%
    5...........................................................      3%
    6...........................................................      2%
    7...........................................................      1%
    THEREAFTER..................................................      0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

   THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE ARE CURRENTLY WAIVING THIS CHARGE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
   General Administrative Expenses Charge.......................................................     .50%
   Mortality and Expense Risk Charge............................................................     .75%
   Total Separate Account Annual Charge(4)..............  Current and Maximum Guaranteed Charge:    1.25%

3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.08%
   After Waiver and/or Reimbursement of Expenses (5)(6).........        0.29%     1.08%

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                 PORTFOLIO                         PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
                 ---------                         ------------------------               -----------------------
METLIFE STOCK INDEX PORTFOLIO                                                0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO            0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                              0.60 OF THE EXCESS OVER $50 MILLION    0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                                        0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                  0.90 OF THE FIRST $500 MILLION         0.85 OF THE FIRST $500 MILLION
                                             0.85 OF THE EXCESS OVER $500 MILLION   0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                                                    0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                                             0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                                      0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO                      0.40 OF THE FIRST $1 BILLION           0.40 OF THE FIRST $1 BILLION
                                                      0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                                      0.30 OF THE NEXT $1 BILLION            0.30 OF THE NEXT $1 BILLION
                                               0.25 OF THE EXCESS OVER $3 BILLION     0.25 OF THE EXCESS OVER $3 BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(16)........     0.44      0.00         0.07             0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................     0.70      0.15         0.11             0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................     0.73      0.15         0.07             0.95
BlackRock Strategic Value Portfolio(16)....     0.82      0.00         0.06             0.88
Davis Venture Value Portfolio..............     0.71      0.00         0.04             0.75
FI International Stock Portfolio(15).......     0.85      0.00         0.13             0.98
FI Large Cap Portfolio (Class E)(24)(26)...     0.78      0.15         0.06             0.99
FI Mid Cap Opportunities Portfolio(14).....     0.68      0.00         0.06             0.74
FI Value Leaders Portfolio (Class E)(24)...     0.64      0.15         0.07             0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................     0.90      0.00         0.15             1.05
Harris Oakmark Focused Value Portfolio.....     0.72      0.00         0.05             0.77
Harris Oakmark Large Cap Value Portfolio...     0.72      0.00         0.06             0.78
Jennison Growth Portfolio(17)..............     0.63      0.00         0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.00         0.07             0.97
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................     0.53      0.15         0.05             0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.00         0.07             0.33
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................     0.30      0.00         0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(26)............................     0.65      0.00         0.06             0.71
Oppenheimer Global Equity Portfolio(18)....     0.53      0.00         0.09             0.62
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.00         0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.00         0.07             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............     0.63      0.00         0.07             0.70
Western Asset Management U.S. Government
  Portfolio(21)............................     0.50      0.00         0.07             0.57

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................       0.01           0.45
BlackRock Diversified Portfolio(16)........       0.00           0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................       0.00           0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................       0.00           0.95
BlackRock Strategic Value Portfolio(16)....       0.00           0.88
Davis Venture Value Portfolio..............       0.00           0.75
FI International Stock Portfolio(15).......       0.00           0.98
FI Large Cap Portfolio (Class E)(24)(26)...       0.00           0.99
FI Mid Cap Opportunities Portfolio(14).....       0.00           0.74
FI Value Leaders Portfolio (Class E)(24)...       0.00           0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................       0.00           1.05
Harris Oakmark Focused Value Portfolio.....       0.00           0.77
Harris Oakmark Large Cap Value Portfolio...       0.00           0.78
Jennison Growth Portfolio(17)..............       0.00           0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Loomis Sayles Small Cap Portfolio(6).......       0.05           0.92
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................       0.00           0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01           0.32
MetLife Stock Index Portfolio(6)...........       0.01           0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................       0.01           0.44
Neuberger Berman Mid Cap Value
  Portfolio(26)............................       0.00           0.71
Oppenheimer Global Equity Portfolio(18)....       0.00           0.62
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00           0.68
T. Rowe Price Small Cap Growth Portfolio...       0.00           0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............       0.00           0.70
Western Asset Management U.S. Government
  Portfolio(21)............................       0.00           0.57


                                                                B              A+B=C
                                                 A        OTHER EXPENSES   TOTAL EXPENSES           D
                                             MANAGEMENT       BEFORE       BEFORE WAIVER/        WAIVER/
ASSET ALLOCATION PORTFOLIOS(20)                 FEES      REIMBURSEMENT    REIMBURSEMENT      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................      0.10           0.09             0.19              0.09
MetLife Conservative to Moderate
  Allocation Portfolio(6).................      0.10           0.02             0.12              0.02
MetLife Moderate Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Aggressive Allocation
  Portfolio(6)............................      0.10           0.07             0.17              0.07

                                                           NET TOTAL ANNUAL
                                                          EXPENSES INCLUDING
                                              C-D=E     ESTIMATED NET EXPENSES
                                            NET TOTAL             OF
ASSET ALLOCATION PORTFOLIOS(20)             EXPENSES    UNDERLYING PORTFOLIOS
------------------------------------------  ----------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................    0.10               0.71
MetLife Conservative to Moderate
  Allocation Portfolio(6).................    0.10               0.75
MetLife Moderate Allocation
  Portfolio(6)............................    0.10               0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................    0.10               0.85
MetLife Aggressive Allocation
  Portfolio(6)............................    0.10               0.85

                                                                    B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006         MANAGEMENT       BEFORE           BEFORE
(as a percentage of average net assets)             FEES      REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio..............     0.70           0.21             0.91

                                                                    C-D=E
CALVERT FUND ANNUAL EXPENSES                                    TOTAL EXPENSES
for fiscal year ending December 31, 2006               D            AFTER
(as a percentage of average net assets)          REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio..............       0.00           0.91


                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(16)(27)(30)(31)................     0.63      0.00         0.22             0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................     0.78      0.15         0.13             1.06
Janus Forty Portfolio (Class
  E)(8)(30)(31)............................     0.65      0.15         0.06             0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................     0.70      0.15         0.06             0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................     0.63      0.00         0.09             0.72
Legg Mason Value Equity
  Portfolio(13)(25)........................     0.64      0.00         0.08             0.72
Lord Abbett Bond Debenture Portfolio(9)....     0.50      0.00         0.04             0.54
MFS(R) Research International Portfolio....     0.72      0.00         0.14             0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................     0.87      0.15         0.06             1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................     0.64      0.15         0.04             0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................     0.57      0.15         0.05             0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................     0.50      0.15         0.07             0.72
PIMCO Total Return Portfolio...............     0.50      0.00         0.05             0.55
RCM Technology Portfolio(19)(25)(29)(31)...     0.88      0.00         0.14             1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................     0.75      0.00         0.04             0.79

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Large-Cap Core
  Portfolio(16)(27)(30)(31)................       0.00           0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................       0.00           1.06
Janus Forty Portfolio (Class
  E)(8)(30)(31)............................       0.00           0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................       0.00           0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................       0.00           0.72
Legg Mason Value Equity
  Portfolio(13)(25)........................       0.00           0.72
Lord Abbett Bond Debenture Portfolio(9)....       0.00           0.54
MFS(R) Research International Portfolio....       0.00           0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................       0.00           1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................       0.00           0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................       0.00           0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................       0.00           0.72
PIMCO Total Return Portfolio...............       0.00           0.55
RCM Technology Portfolio(19)(25)(29)(31)...       0.00           1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................       0.00           0.79



                                               A          B
                                           MANAGEMENT   12b-1         C             A+B+C=D
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)       FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES
-----------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................     0.45      0.15         0.16             0.76
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................     0.45      0.15         0.14             0.74

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                                                       ESTIMATED NET
                                                   E                 D-E=F              EXPENSES OF
                                                WAIVER/            NET TOTAL             UNDERLYING
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)      REIMBURSEMENT      ANNUAL EXPENSES          PORTFOLIOS
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................        0.06                0.70                   0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................        0.04                0.70                   0.94

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(24)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(24)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Bond Portfolio..............       0.00           0.67
American Funds Global Small Capitalization
  Portfolio................................       0.00           1.02
American Funds Growth Portfolio............       0.00           0.59
American Funds Growth-Income Portfolio.....       0.00           0.53

7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

8 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

14 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

15 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK LARGE CAP PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.

20 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE

   EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

21 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

22 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

23 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS: 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

24 EACH OF THE AMERICAN METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A
   DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

25 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
BLACKROCK LARGE CAP VALUE                                        0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                              0.03
LEGG MASON VALUE EQUITY                                          0.02
RCM TECHNOLOGY                                                   0.04


26 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

27 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

28 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

29 RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED
   RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.


30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.



31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.



32 OTHER EXPENSES INCLUDE 0.02% OF THE "ACQUIRED FUND FEES AND EXPENSES", WHICH
   ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $884         $1,216         $1,542         $2,654
Minimum...................................................      $811         $  989         $1,143         $1,839

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $236         $726          $1,242         $2,654
Minimum....................................................      $158         $489          $  843         $1,839

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $586         $1,076         $1,592         $3,004
Minimum...................................................      $508         $  839         $1,193         $2,189

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES



Delete the second sentence in the second paragraph and substitute the following:
The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts).


A DEFERRED ANNUITY


Substitute the following sentence for the second sentence in the second paragraph of this section: The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account.


YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1

Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following Portfolios: FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, FI Value Leaders, Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Lazard Mid-Cap, Oppenheimer Capital Appreciation, BlackRock Large Cap Value and Janus Forty, which are all Class E.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C, Portfolio Legal and Marketing Names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
American Funds Growth Portfolio                   Seeks capital appreciation through stocks

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Calvert Social Balanced Portfolio                 Seeks to achieve a competitive total return through an
                                                  actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth
                                                  opportunity and which satisfy the investment and social
                                                  criteria
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term capital appreciation
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks high current income and the opportunity for capital
                                                  appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks to provide long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
MetLife Aggressive Allocation Portfolio           Seeks growth of capital

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
         EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")


AUTOMATED INVESTMENT STRATEGIES: Add the following sentence as the last paragraph to the Index Selector:



The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

Substitute this section for the one in the last prospectus:



TRANSFERS


You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY


Add the following paragraph as the next to last paragraph in this section:



We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could be still dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.



SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES: Substitute the following for the side bar in "Selecting a Payment Date" in your last prospectus:



SELECTING A PAYMENT DATE: (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th of the prior month.)

Substitute this section for the one in the last prospectus:


CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk). The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



DEATH BENEFIT



Substitute the following sentence as the fourth sentence in the first paragraph of this section: Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee.



PAY-OUT OPTIONS (OR INCOME OPTIONS)



1. Add the following cross-reference after the fourth sentence in the first paragraph: (See "Income Taxes" for a discussion of partial annuitization.)



2. Add the following sentence as the last sentence in the first paragraph:
Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.


INCOME ANNUITIES



Substitute the following sentence for the sidebar in this section: If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



INCOME PAYMENT TYPES: Add the following sentence to the paragraph below the description of Income Types available: Due to Underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited. The following income payment types are available:




Substitute this section for the one in the last prospectus:



THE VALUE OF YOUR INCOME PAYMENTS


AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


AIR



Substitute the following for the second sentence in this section: We currently offer a 3% and 4% AIR.



Substitute this section with that in the last prospectus:


REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.


For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and


*  The investment division from which you want to reallocate.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)


We may require that you use our forms to make reallocations.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require reallocation/transfer requests to or from an American Fund portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.


Substitute the following sections with those in the last prospectus:


CONTRACT FEE

Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


GENERAL INFORMATION



ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Send your purchase payments, by check, cashiers check, certified check or wire made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.


We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


VOTING RIGHTS



Add the following as the fourth sentence in the second paragraph: The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote.



WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-

MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

MSI also pays the business unit responsible for the operation of our distribution system.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for sales of the Contracts.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                Type of Contract
                                               ---------------------------------------------------
                                                 TSA
                                               and TSA      SIMPLE
                                                ERISA       IRA(1)      SEP      457(b)      Keogh      403(a)
                                               -------      ------      ---      ------      -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                            X(2)        X          X         X(2)        X(2)       X(2)
After you die                                     X           X          X         X           X          X
After you become totally disabled (as
defined in the Code)                              X           X          X         X           X          X
To pay deductible medical expenses                X           X          X         X           X          X
After separation from service if you are
over 55                                           X                                X           X          X
After December 31, 1999 for IRS levies            X           X          X         X           X          X
To pay medical insurance premiums if you
are unemployed                                                X          X
For qualified higher education expenses,
or                                                            X          X
For qualified first time home purchases
up to $10,000                                                 X          X
Payments to alternate payees pursuant to
qualified domestic relations orders               X                                X           X
(1) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must be separated from service at the time payments begin.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Additionally, under new proposed regulations, life insurance may not be offered under TSA contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction and are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans, if certain conditions are met, amounts may be transferred into another 457(b) plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer).

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

* A series of substantially equal payments made at least annually for (1) your life or life expectancy; both you and your beneficiary's lives or life expectancies; or a specified period of 10 or more years

     --   Withdrawals made to satisfy minimum distribution requirements

     --   Certain withdrawals on account of financial hardship

    Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of: (1) the calendar year following the year in which you reach age 70 1/2 or (2) the year you retire but only to the extent permitted by your plan and Contract and provided you do not own 5% or more of your employer. For IRAs, you must begin receiving withdrawals by April 1 of the year in which you reach age 70 1/2 even if you have not retired.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA. The IRA/SEP accounts and annuity contracts of a participant are aggregated together and the same is done for the SIMPLE IRAs of a participant., You may, however, generally decide from which Traditional IRA/SEPs (or from which SIMPLE IRAs, as the case may be) to satisfy the minimum distribution requirements and how much to take from each.

You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If your spouse is your beneficiary, and your Contract permits, your may spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the tax law.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     -- Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

     -- Is directly transferred to another permissible investment under sec.403(b) arrangements;

     --   Relates to amounts that are not salary reduction elective deferrals;

     -- Occurs after you die, leave your job or become disabled (as defined by the Code); or

     -- Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

457(B) PLANS

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code)

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                             Keogh and           PEDC
                                                          TSA Deferred    403(a) Deferred    Deferred and
                                                           and Income       and Income          Income
                                                           Annuities         Annuities       Annuities(1)
                                                          ------------    ---------------    ------------
California............................................        0.5%              0.5%             2.35%
Maine.................................................         --                --                --
Nevada................................................         --                --                --
Puerto Rico(2)........................................        3.0%              3.0%              3.0%
South Dakota..........................................         --                --                --
West Virginia.........................................        1.0%              1.0%              1.0%
Wyoming...............................................         --                --                --

----------------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

2  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
American Funds Bond Division(n)..................... 2006    $ 15.03         $ 15.80            836
American Funds Global Small Capitalization
  Division(h)....................................... 2001      14.94           13.62            549
                                                     2002      13.62           10.89          1,291
                                                     2003      10.89           16.52          2,335
                                                     2004      16.52           19.72          3,455
                                                     2005      19.72           24.41          4,904
                                                     2006      24.41           29.92          5,888
American Funds Growth Division(h)................... 2001     138.68          118.11            382
                                                     2002     118.11           88.12            925
                                                     2003      88.12          119.07          1,483
                                                     2004     119.07          132.29          1,843
                                                     2005     132.29          151.82          2,086
                                                     2006     151.82          165.27          2,172
American Funds Growth-Income Division(h)............ 2001      90.87           87.85            403
                                                     2002      87.85           70.84          1,163
                                                     2003      70.84           92.66          1,753
                                                     2004      92.66          101.01          2,228
                                                     2005     101.01          105.58          2,335
                                                     2006     105.58          120.14          2,349
BlackRock Aggressive Growth Division................ 1997      23.77           25.04         43,365
                                                     1998      25.04           28.12         38,969
                                                     1999      28.12           37.00         31,947
                                                     2000      37.00           33.76         33,047
                                                     2001      33.76           25.42         31,088
                                                     2002      25.42           17.89         27,173
                                                     2003      17.89           24.88         25,242
                                                     2004      24.88           27.76         22,464
                                                     2005      27.76           30.35         19,758
                                                     2006      30.35           31.99         17,109

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c)................... 1997    $ 16.49         $ 17.89         16,306
                                                     1998      17.89           19.33         20,059
                                                     1999      19.33           18.65         18,530
                                                     2000      18.65           20.49         16,395
                                                     2001      20.49           21.92         18,444
                                                     2002      21.92           23.45         17,572
                                                     2003      23.45           24.52         15,375
                                                     2004      24.52           25.29         13,470
                                                     2005      25.29           25.58         12,152
                                                     2006      25.58           26.38         10,383
BlackRock Diversified Division...................... 1997      19.22           22.89         62,601
                                                     1998      22.89           27.04         73,899
                                                     1999      27.04           29.04         75,121
                                                     2000      29.04           28.98         75,252
                                                     2001      28.98           26.80         66,376
                                                     2002      26.80           22.80         53,835
                                                     2003      22.80           27.15         48,137
                                                     2004      27.15           29.10         42,486
                                                     2005      29.10           29.62         36,979
                                                     2006      29.62           32.33         31,232
BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)................................. 1997      21.37           27.09         60,108
                                                     1998      27.09           34.30         64,044
                                                     1999      34.30           40.13         64,028
                                                     2000      40.13           37.19         62,978
                                                     2001      37.19           30.48         57,299
                                                     2002      30.48           22.24         47,428
                                                     2003      22.24           28.61         42,944
                                                     2004      28.61           31.32         37,879
                                                     2005      31.32           32.05         13,015
                                                     2006      32.05           36.12         27,458
BlackRock Large Cap Value Division -- Class E(f).... 2002      10.00            7.93            283
                                                     2003       7.93           10.60            856
                                                     2004      10.60           11.87          1,486
                                                     2005      11.87           12.39          1,365
                                                     2006      12.39           14.59          3,032

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(k).............................................. 2004    $ 10.07         $ 11.06            130
                                                     2005      11.06           11.67            247
                                                     2006      11.67           11.99            399
BlackRock Strategic Value Division(a)............... 2000      10.00           12.24          4,095
                                                     2001      12.24           14.03         14,485
                                                     2002      14.03           10.90         18,439
                                                     2003      10.90           16.16         18,573
                                                     2004      16.16           18.41         18,477
                                                     2005      18.41           18.94         16,020
                                                     2006      18.94           21.84         13,598
Calvert Social Balanced Division.................... 1997      18.68           22.15          1,181
                                                     1998      22.15           25.44          1,367
                                                     1999      25.44           28.20          1,453
                                                     2000      28.20           26.98          1,527
                                                     2001      26.98           24.80          1,563
                                                     2002      24.80           21.51          1,498
                                                     2003      21.51           25.35          1,515
                                                     2004      25.35           27.10          1,526
                                                     2005      27.10           28.28          1,501
                                                     2006      28.28           30.38              0
Cyclical Growth ETF Division(n)..................... 2006      10.73           11.45             91
Cyclical Growth & Income ETF Division(n)............ 2006      10.52           11.19             88
Davis Venture Value Division(a)..................... 2000      30.19           30.79            916
                                                     2001      30.79           27.01          2,072
                                                     2002      27.01           22.31          2,269
                                                     2003      22.31           28.84          2,514
                                                     2004      28.84           32.01          3,050
                                                     2005      32.01           34.87          3,698
                                                     2006      34.87           39.46          3,990

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
FI International Stock Division..................... 1997    $ 13.76         $ 13.27         15,866
                                                     1998      13.27           16.07         14,327
                                                     1999      16.07           18.48         13,055
                                                     2000      18.48           16.41         13,978
                                                     2001      16.41           12.87         13,983
                                                     2002      12.87           10.48         13,034
                                                     2003      10.48           13.26         11,724
                                                     2004      13.26           15.48         10,579
                                                     2005      15.48           18.04          9,744
                                                     2006      18.04           20.76          9,148
FI Large Cap Division(n)............................ 2006      17.52           17.75             45
FI Mid Cap Opportunities Division(b)(j)............. 1997      10.00           12.68          7,417
                                                     1998      12.68           17.19         19,025
                                                     1999      17.19           37.85         44,078
                                                     2000      37.85           25.71         57,544
                                                     2001      25.71           15.91         52,016
                                                     2002      15.91           11.16         42,960
                                                     2003      11.16           14.83         38,319
                                                     2004      14.83           17.16         34,048
                                                     2005      17.16           18.13         29,769
                                                     2006      18.13           20.03         25,415
FI Value Leaders Division -- Class E(f)............. 2002      23.06           19.03             40
                                                     2003      19.03           23.83            175
                                                     2004      23.83           26.72            294
                                                     2005      26.72           29.18            561
                                                     2006      29.18           32.21            728
Franklin Templeton Small Cap Growth Division(h)..... 2001      10.00            8.80            769
                                                     2002       8.80            6.27          1,420
                                                     2003       6.27            8.98          2,000
                                                     2004       8.98            9.88          1,935
                                                     2005       9.88           10.22          1,816
                                                     2006      10.22           11.10          1,738

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division(h)............ 2001    $ 23.96         $ 26.80          2,799
                                                     2002      26.80           24.13          5,043
                                                     2003      24.13           31.61          5,303
                                                     2004      31.61           34.32          5,348
                                                     2005      34.32           37.28          5,416
                                                     2006      37.28           41.41          4,400
Harris Oakmark International Division -- Class
  E(f).............................................. 2002      10.60            8.85             42
                                                     2003       8.85           11.82            594
                                                     2004      11.82           14.09          1,793
                                                     2005      14.09           15.90          3,247
                                                     2006      15.90           20.26          4,690
Harris Oakmark Large Cap Value Division(e).......... 1998      10.00            9.71            385
                                                     1999       9.71            8.93          3,630
                                                     2000       8.93            9.91          4,947
                                                     2001       9.91           11.59         16,421
                                                     2002      11.59            9.83         19,478
                                                     2003       9.83           12.18         18,730
                                                     2004      12.18           13.40         18,015
                                                     2005      13.40           13.05         16,233
                                                     2006      13.05           15.23         13,096
Jennison Growth Division............................ 2005       4.12            4.98          5,029
                                                     2006       4.98            5.05          4,487
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i)........................... 2000       9.81            7.24          2,554
                                                     2001       7.24            4.94          5,531
                                                     2002       4.94            3.47          5,941
                                                     2003       3.47            4.31          6,162
                                                     2004       4.31            4.47          5,450
                                                     2005       4.47            4.08          2,161
Lazard Mid Cap Division -- Class E(f)............... 2002      11.41            9.70            341
                                                     2003       9.70           12.10            799
                                                     2004      12.10           13.68            970
                                                     2005      13.68           14.62          1,005
                                                     2006      14.62           16.57            995

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(g)(h).................... 2001    $ 10.03         $  7.78          1,020
                                                     2002       7.78            5.33          1,506
                                                     2003       5.33            6.82          1,648
                                                     2004       6.82            7.33          1,574
                                                     2005       7.33            8.24            600
                                                     2006       8.24            8.01          1,614
Legg Mason Value Equity............................. 2006       9.61           10.33          1,119
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(l)................................ 2001       9.39            8.35            493
                                                     2002       8.35            6.58            795
                                                     2003       6.58            7.92            847
                                                     2004       7.92            8.71          1,131
                                                     2005       8.71            9.22          1,085
                                                     2006       9.22            9.66          1,085
Lehman Brothers(R) Aggregate Bond Division(e)....... 1998      10.00           10.11            793
                                                     1999      10.11            9.85          7,736
                                                     2000       9.85           10.84         11,151
                                                     2001      10.84           11.51         17,518
                                                     2002      11.51           12.53         20,055
                                                     2003      12.53           12.82         20,050
                                                     2004      12.82           13.18         22,529
                                                     2005      13.18           13.29         21,998
                                                     2006      13.29           13.67         20,187
Loomis Sayles Small Cap Division(a)................. 2000      25.78           25.52            353
                                                     2001      25.52           22.98            654
                                                     2002      22.98           17.80            759
                                                     2003      17.80           24.00            811
                                                     2004      24.00           27.58            827
                                                     2005      27.58           29.13            863
                                                     2006      29.13           33.58          1,062

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division(d).............. 1997    $ 10.00         $ 10.50          2,375
                                                     1998      10.50            9.59          3,882
                                                     1999       9.59           11.16          4,708
                                                     2000      11.16           10.92          5,292
                                                     2001      10.92           10.64          5,375
                                                     2002      10.64           10.65          4,921
                                                     2003      10.65           12.57          5,370
                                                     2004      12.57           13.46          5,243
                                                     2005      13.46           13.54          5,163
                                                     2006      13.54           14.62          5,043
Met/AIM Small Cap Growth Division -- Class E(f)..... 2002      11.24            8.51            129
                                                     2003       8.51           11.68            317
                                                     2004      11.68           12.30            323
                                                     2005      12.30           13.17            359
                                                     2006      13.17           14.87            412
MetLife Mid Cap Stock Index Division(a)............. 2000      10.00           10.62          5,492
                                                     2001      10.62           10.36          8,076
                                                     2002      10.36            8.71         10,595
                                                     2003       8.71           11.61         11,375
                                                     2004      11.61           13.30          9,542
                                                     2005      13.30           14.75          9,545
                                                     2006      14.75           16.04          9,101
MetLife Stock Index Division........................ 1997      22.43           29.27         58,817
                                                     1998      29.27           37.08         71,196
                                                     1999      37.08           44.24         79,701
                                                     2000      44.24           39.61         83,774
                                                     2001      39.61           34.36         80,859
                                                     2002      34.36           26.36         73,948
                                                     2003      26.36           33.38         69,957
                                                     2004      33.38           36.44         67,005
                                                     2005      36.44           37.66         61,178
                                                     2006      37.66           42.95         53,415

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MFS Research International Division(h).............. 2001    $ 10.00         $  8.73            408
                                                     2002       8.73            7.62            830
                                                     2003       7.62            9.96            972
                                                     2004       9.96           11.77          1,281
                                                     2005      11.77           13.58          1,544
                                                     2006      13.58           17.02          3,004
MFS Total Return Division -- Class E(k)............. 2004      10.04           10.93            541
                                                     2005      10.93           11.12          1,421
                                                     2006      11.12           12.30          1,656
Morgan Stanley EAFE(R) Index Division(e)............ 1998      10.00           10.79            341
                                                     1999      10.79           13.31          3,867
                                                     2000      13.31           11.24          8,036
                                                     2001      11.24            8.69         11,009
                                                     2002       8.69            7.15         12,551
                                                     2003       7.15            9.72         12,721
                                                     2004       9.72           11.49         10,709
                                                     2005      11.49           12.85         10,291
                                                     2006      12.85           15.96         10,009
Neuberger Berman Mid Cap Value Division(e).......... 1998      10.00           10.72            297
                                                     1999      10.72           12.46          2,437
                                                     2000      12.46           15.78          7,503
                                                     2001      15.78           15.19          9,095
                                                     2002      15.19           13.56          9,177
                                                     2003      13.56           18.28          9,002
                                                     2004      18.28           22.20         10,311
                                                     2005      22.20           24.61         11,156
                                                     2006      24.61           27.09          9,645
Neuberger Berman Real Estate Division -- Class
  E(k).............................................. 2004       9.99           12.86          1,461
                                                     2005      12.86           14.41          3,143
                                                     2006      14.41           19.58          5,319
Oppenheimer Capital Appreciation Division -- Class
  E(m).............................................. 2005      10.02           10.90             65
                                                     2006      10.90           11.60            164

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division(b)............... 1997    $ 10.00         $ 10.84          4,826
                                                     1998      10.84           12.42          7,714
                                                     1999      12.42           15.36          9,322
                                                     2000      15.36           14.92         11,688
                                                     2001      14.92           12.37         12,089
                                                     2002      12.37           10.26         10,865
                                                     2003      10.26           13.22         10,015
                                                     2004      13.22           15.20          9,062
                                                     2005      15.20           17.44          8,299
                                                     2006      17.44           20.09          7,630
PIMCO Inflation Protected Bond Division(n).......... 2006      11.07           11.19            275
PIMCO Total Return Division(h)...................... 2001      10.00           10.54          2,743
                                                     2002      10.54           11.41          8,937
                                                     2003      11.41           11.78          9,775
                                                     2004      11.78           12.24          9,739
                                                     2005      12.24           12.39         10,725
                                                     2006      12.39           12.83          9,738
RCM Global Technology Division(h)................... 2001      10.00            7.44          2,035
                                                     2002       7.44            3.63          2,782
                                                     2003       3.63            5.66          6,376
                                                     2004       5.66            5.35          5,501
                                                     2005       5.35            5.88          4,228
                                                     2006       5.88            6.13          3,454
Russell 2000(R) Index Division(e)................... 1998      10.00           10.52            598
                                                     1999      10.52           12.76          5,393
                                                     2000      12.76           12.12          9,115
                                                     2001      12.12           12.08          9,631
                                                     2002      12.08            9.48         10,366
                                                     2003       9.48           13.68         10,958
                                                     2004      13.68           15.92          9,451
                                                     2005      15.92           16.43          8,754
                                                     2006      16.43           19.14          8,072

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division(e).......... 1998    $ 10.00         $ 11.00            407
                                                     1999      11.00           13.28          3,394
                                                     2000      13.28           13.05         12,475
                                                     2001      13.05           11.62         12,076
                                                     2002      11.62            8.80         10,694
                                                     2003       8.80           11.38         10,541
                                                     2004      11.38           12.35          9,724
                                                     2005      12.35           13.00          8,794
                                                     2006      13.00           14.54          7,871
T. Rowe Price Mid-Cap Growth Division(h)............ 2001      10.00            8.42          1,519
                                                     2002       8.42            4.66          2,342
                                                     2003       4.66            6.31          3,462
                                                     2004       6.31            7.36          4,025
                                                     2005       7.36            8.35          4,625
                                                     2006       8.35            8.79          4,609
T. Rowe Price Small Cap Growth Division(b).......... 1997      10.00           11.75          6,932
                                                     1998      11.75           12.01         13,124
                                                     1999      12.01           15.18         14,008
                                                     2000      15.18           13.63         19,426
                                                     2001      13.63           12.25         18,640
                                                     2002      12.25            8.87         16,726
                                                     2003       8.87           12.34         15,888
                                                     2004      12.34           13.54         14,106
                                                     2005      13.54           14.84         12,483
                                                     2006      14.84           15.23         10,952
Western Asset Management Strategic Bond
  Opportunities Division(h)......................... 2001      15.75           16.21            494
                                                     2002      16.21           17.55          1,215
                                                     2003      17.55           19.52          2,157
                                                     2004      19.52           20.55          2,415
                                                     2005      20.55           20.88          3,189
                                                     2006      20.88           21.66          3,134
Western Asset Management U.S. Government
  Division(h)....................................... 2001      14.55           15.07          1,178
                                                     2002      15.07           16.07          3,843
                                                     2003      16.07           16.13          3,166
                                                     2004      16.13           16.41          2,998
                                                     2005      16.41           16.49          3,099
                                                     2006      16.49           16.96          2,936

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation Division.............. 2005    $  9.99         $ 11.17            143
                                                     2006      11.17           12.81            628
MetLife Conservative Allocation Division............ 2005       9.99           10.32            188
                                                     2006      10.32           10.93            774
MetLife Conservative to Moderate Allocation
  Division.......................................... 2005       9.99           10.55            824
                                                     2006      10.55           11.44          2,444
MetLife Moderate Allocation Division................ 2005       9.99           10.77          1,278
                                                     2006      10.77           11.93          4,488
MetLife Moderate to Aggressive Allocation
  Division.......................................... 2005       9.99           11.00            653
                                                     2006      11.00           12.44          2,721

----------------
NOTES:

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception Date: May 1, 2002.
(g) The assets of Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in The Met/Putnam Voyager Division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.
(l) The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors
     Trust Division.
(m)  Inception Date: May 1, 2005.
(n)  Inception Date: May 1, 2006.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/ TRUST                        LEGAL NAME OF PORTFOLIO SERIES                       MARKETING NAME
------------------                    --------------------------------------       --------------------------------------
AMERICAN FUNDS INSURANCE SERIES                     Bond Fund                             American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES          Global Small Capitalization Fund               American Funds Global Small
                                                                                            Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES                 Growth-Income Fund                   American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                    Growth Fund                           American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.           FI International Stock Portfolio             FI International Stock Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.                FI Large Cap Portfolio                 FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.          FI Mid Cap Opportunities Portfolio           FI Mid Cap Opportunities Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.              FI Value Leaders Portfolio             FI Value Leaders Portfolio (Fidelity)

APPENDIX D

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL

RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................      1
TABLE OF CONTENTS...........................................      1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............      2
SERVICES....................................................      2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................      2
EARLY WITHDRAWAL CHARGE.....................................      3
EXPERIENCE FACTOR...........................................      3
VARIABLE INCOME PAYMENTS....................................      4
INVESTMENT MANAGEMENT FEES..................................      7
ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................     11
VOTING RIGHTS...............................................     12
ERISA.......................................................     13
TAXES.......................................................     14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................    F-1
FINANCIAL STATEMENTS OF METLIFE.............................    F-1

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                                      AND
                           FINANCIAL FREEDOM ACCOUNT
                     GROUP AND INDIVIDUAL DEFERRED ANNUITY
                          AND INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                 April 30, 2007


     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Deferred Annuities and Income Annuities, and should be read in conjunction with the Prospectuses. Copies of the Prospectus for the Preference Plus Account, Financial Freedom Account Deferred Annuities and Income Annuities may be obtained from Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc., the Met Investors Series Trust ("Met Investors Fund") and the American Funds Insurance Series ("American Funds") are attached at the end of this Statement of Additional Information. The Statements of Additional Information for Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity Variable Insurance Products Funds are distributed separately.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section titled "Important Terms You Should Know" of the Prospectuses for Preference Plus Account and Financial Freedom Account Variable Annuity Contracts dated April 30, 2007.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Registered Public Accounting Firm...............     2
Services....................................................     2
Distribution of Certificates and Interests in the Deferred
  Annuities and Income Annuities............................     2
Early Withdrawal Charge.....................................     4
Experience Factor...........................................     4
Variable Income Payments....................................     4
Investment Management Fees..................................     7
Advertisement of the Separate Account.......................    11
Voting Rights...............................................    12
ERISA.......................................................    13
Taxes.......................................................    14
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................   F-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements of Metropolitan Life Separate Account E and the consolidated financial statements of Metropolitan Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other post retirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


SERVICES

     MetLife has retained FASCorp. to administer some of its group Contracts in the capacity of a third party administrator. When MetLife provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES AND INCOME ANNUITIES


     On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers. MLIDC does not retain any fees under the Deferred Annuities.



     MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").



     Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuity. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities are also may be sold through the mail or over the Internet.



     There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The Separate Account does not pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.



     Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to the Deferred Annuity and Income Annuity, the gross dealer concession ranges from 0.75% to 6% of each purchase payment and, starting in the second Contract Year, 0.09% to 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity or Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

     Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

     Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.


     Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.



     MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.



     MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firm provides in connection with the distribution of the Contracts.



     We paid commissions to unaffiliated brokers in 2005 and 2006, respectively approximately $3,061,177 and $2,780,208. The amount of commissions we retained in 2004, 2005 and 2006, respectively, was approximately $3,134,842, $3,146,589, and $1,690,593.



     From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We may pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


     The Preference Plus Account Deferred Annuities in the individual non-qualified, individual IRA, SEP, SIMPLE, individual Roth IRA, group IRA, group Roth IRA, group non-qualified and unallocated Keogh markets (those in the "A" and "C" prospectus) are no longer offered. Current contract owners may continue to make purchase payments. We also no longer offer the Income Annuities in these markets. Otherwise, the offering of all Deferred Annuities and Income Annuities is continuous. Owners and participants under the Deferred Annuities and the Income Annuities may not be offered all investment choices. Each Contract will indicate those investment choices available under the Deferred Annuity or Income Annuity.

EARLY WITHDRAWAL CHARGE


     The total amount of early withdrawal charges paid to and retained by MetLife for the years ended December 31, 2004, 2005 and 2006 were $18,392,053, $15,457,560 and $14,479,519 respectively.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and Income Annuities and for certain other Deferred Annuities and Income Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.


     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates, which will not be less than current rates. The purpose of this provision is to assure the annuitant that, at retirement, if the current Fixed Income Option purchase rates are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the higher rates.


ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

REALLOCATIONS--DEFERRED ANNUITIES IN THE PAY-OUT PHASE

     Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

     When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

     When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

     Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40.

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $       10.20

 2. "Experience factor" for period..........................       1.023558

 3. Daily adjustment for 3% Assumed Investment Return.......   1.0000809863

 4. (2) / (3)...............................................       1.023475

 5. Annuity Unit Value, end of period (1) X (4).............  $       10.44

                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Number of Accumulation Units as of Annuity Date.........      1,500.00

 2. Accumulation Unit Value.................................    $    11.80

 3. Accumulation Value of the Deferred Annuity (1) X (2)....    $17,700.00

 4. First monthly income payment per $1,000 of Accumulation
    Value...................................................    $     5.52

 5. First monthly income payment (3) X (4) / 1,000..........    $    97.70

 6. Assume Annuity Unit Value as of Annuity Date equal to
    (see Illustration of Calculation of Annuity Unit Value
    above)..................................................    $    10.80

 7. Number of Annuity Units (5) / (6).......................       9.04630

 8. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $    10.97

 9. Second monthly Annuity Payment (7) X (8)................    $    99.24

10. Assume Annuity Unit Value for third month equal to......    $    10.53

11. Next monthly Annuity Payment (7) X (10).................    $    95.26

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:


                                      ANNUAL
                                    PERCENTAGE   AVERAGE DAILY NET
PORTFOLIO                              RATE      ASSET VALUE LEVELS
---------                           ----------   ------------------
BlackRock Aggressive Growth            .75%      First $500 million
                                       .70%      Next $500 million
                                       .65%      Over $1 billion
BlackRock Strategic Value              .85%      First $500 million
                                       .80%      Next $500 million
                                       .75%      Over $1 billion
BlackRock Bond Income                  .40%      First $1 billion
                                       .35%      Next $1 billion
                                       .30%      Next $1 billion
                                       .25%      Over $3 billion
BlackRock Diversified                  .50%      First $500 million
                                       .45%      Next $500 million
                                       .40%      Over $1 billion
BlackRock Legacy Large Cap             .73%      First $1 billion
  Growth(a)                            .65%      Over $1 billion
BlackRock Large Cap Value              .70%      First $250 million
                                       .65%      Next $500 million
                                       .60%      Over $750 million
BlackRock Money Market                 .35%      First $1 billion
                                       .30%      Next $1 billion
                                       .25%      Over $2 billion
Davis Venture Value(e)                 .75%      First $1 billion
                                       .70%      Next $2 billion
                                       .65%      Over $3 billion



                                      ANNUAL
                                    PERCENTAGE   AVERAGE DAILY NET
PORTFOLIO                              RATE      ASSET VALUE LEVELS
---------                           ----------   ------------------
FI International Stock                 .86%      First $500 million
                                       .80%      Next $500 million
                                       .75%      Over $1 billion
FI Large Cap                           .80%      First $250 million
                                       .75%      Next $500 million
                                       .70%      Over $750 million
FI Mid Cap Opportunities               .75%      First $100 million
                                       .70%      Next $400 million
                                       .65%      Over $500 million
FI Value Leaders                       .70%      First $200 million
                                       .65%      Next $300 million
                                       .60%      Next $1.5 billion
                                       .55%      Over $2 billion
Franklin Templeton Small Cap           .90%      First $500 million
  Growth                               .85%      Over $500 million
Harris Oakmark Focused Value(i)        .75%      First $1 billion
                                       .70%      Next $1.5 billion
                                      .675%      Next $2.5 billion
                                       .65%      Over $5 billion
Harris Oakmark Large Cap Value(j)      .75%      First $250 million
                                       .70%      Next $2.25 billion
                                      .675%      Next $2.5 billion
                                       .65%      Over $5 billion
Jennison Growth                        .70%      First $200 million
                                       .65%      Next $300 million
                                       .60%      Next $1.5 billion
                                       .55%      Over $2 billion
Lehman Brothers Aggregate Bond         .25%      All Assets
  Index
Loomis Sayles Small Cap                .90%      First $500 million
                                       .85%      Over $500 million
MetLife Aggressive Allocation          .10%      First $500 million
  Portfolio(b)                        .075%      Next $500 million
                                       .05%      Over $1 billion
MetLife Conservative Allocation        .10%      First $500 million
  Portfolio(b)                        .075%      Next $500 million
                                       .05%      Over $1 billion
MetLife Conservative to Moderate       .10%      First $500 million
  Allocation Portfolio(b)             .075%      Next $500 million
                                       .05%      Over $1 billion
MetLife Mid Cap Stock Index            .25%      All Assets
MetLife Moderate Allocation            .10%      First $500 million
  Portfolio(b)                        .075%      Next $500 million
                                       .05%      Over $1 billion
MetLife Moderate to Aggressive         .10%      First $500 million
  Allocation Portfolio(b)             .075%      Next $500 million
                                       .05%      Over $1 billion
MetLife Stock Index                    .25%      All Assets
MFS Total Return(h)                    .60%      First $250 million
                                       .55%      Next $500 million
                                       .50%      Over $750 million
Morgan Stanley EAFE Index              .30%      All Assets
Neuberger Berman Mid Cap Value(k)      .65%      First $1 billion
                                       .60%      Over $1 billion
Oppenheimer Global Equity              .90%      First $50 million
                                       .55%      Next $50 million
                                       .50%      Next $400 million
                                      .475%      Over $500 million
Russell 2000 Index                     .25%      All Assets

                                      ANNUAL
                                    PERCENTAGE   AVERAGE DAILY NET
PORTFOLIO                              RATE      ASSET VALUE LEVELS
---------                           ----------   ------------------
T. Rowe Price Large Cap Growth(c)      .65%      First $50 million
                                       .60%      Over $50 million
T. Rowe Price Small Cap Growth         .55%      First $100 million
                                    .50% .45%    Next $300 million
                                                 Over $400 million
Western Asset Management Strategic     .65%      First $500 million
  Bond Opportunities(f)                .55%      Over $500 million
Western Asset Management U.S.          .55%      First $500 million
  Government(g)                        .45%      Over $500 million



(a)Prior to May 1, 2004, the advisory fee payable by BLACKROCK LEGACY LARGE
   CAP GROWTH was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.



(b)Prior to November 9, 2006, the advisory fee rate for each ASSET ALLOCATION PORTFOLIO was at the annual rate of 0.10% of the Portfolio's average daily net assets. In addition to the advisory fees set out above for each ASSET ALLOCATION PORTFOLIO, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an ASSET ALLOCATION PORTFOLIO invests.



(c)Prior to August 5, 2004, the advisory fee rate for T. ROWE PRICE LARGE CAP GROWTH was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets and 0.60% of such assets over $50 million.



(e)Prior to November 9, 2006, the advisory fee rate for DAVIS VENTURE VALUE was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets, 0.70% of the next $2 billion and 0.675% of such assets over $3 billion.



(f)Prior to November 4, 2005, the advisory fee rate for WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES was at the annual rate of 0.65% of the
   Portfolio's average daily net assets.



(g)Prior to November 4, 2005, the advisory fee rate for WESTERN ASSET MANAGEMENT U.S. GOVERNMENT was at the annual rate of 0.55% of the Portfolio's average daily net assets.



(h)Prior to May 1, 2006, the advisory fee rate for MFS TOTAL RETURN was at the annual rate of 0.50% of the Portfolio's average daily net assets.



(i)Prior to January 1,2007, the advisory fee rate for HARRIS OAKMARK FOCUSED VALUE was at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets over $1 billion.



(j)Prior to January 1, 2007, the advisory fee rate for HARRIS OAKMARK LARGE CAP VALUE was at the annual rate of 0.75% of the first $250 million of the Portfolio's average daily net assets and 0.70% of such assets over $250 million.



(k)Prior to November 9, 2006 the advisory fee rate for NEUBERGER BERMAN MID
   CAP VALUE was at the annual rate of 0.70% of the first $100 million of the Portfolio's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $500 million, 0.625% of the next $750 million and 0.60% of such assets over $1.6 billion



     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.



     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
MetLife Investment Advisors       MetLife Stock Index
  Company, LLC ("MLIAC")          Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index



     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
BlackRock Advisers, Inc.          BlackRock Diversified
                                  BlackRock Money Market
                                  BlackRock Bond Income
                                  BlackRock Aggressive Growth
                                  BlackRock Strategic Value
                                  BlackRock Large Cap Value
                                  BlackRock Legacy
                                    Large Cap Growth
Jennison Associates LLC           Jennison Growth
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
OppenheimerFunds, Inc.            Oppenheimer Global Equity
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management Inc.  Neuberger Berman Mid
                                    Cap Value
Franklin Advisers, Inc.           Franklin Templeton Small Cap
                                    Growth
Western Asset Management Inc      Western Asset Management
                                    U.S. Government
                                  Western Asset Management
                                    Strategic Bond Opportunities
Massachusetts Financial Services  Legg Mason Value Equity
  Company                         MFS Total Return
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management & Research    FI Value Leaders
  Company                         FI Mid Cap Opportunities
                                  FI International Stock
                                  FI Large Cap


     MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the MetLife Conservative Allocation, the MetLife Conservative to Moderate Allocation, the MetLife Moderate Allocation, the MetLife Moderate to Aggressive Allocation and the MetLife Aggressive Allocation Portfolios and to investments in the underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

CALVERT

     The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment manager, a base monthly investment manager fee equivalent to an annual rate of 0.425% of the first $500 million of the Portfolio's average daily net assets, 0.375% on the next $500 million of such assets and 0.325% of all assets above $1 billion.

     Calvert pays sub-investment management fees to New Amsterdam Partners LLC and SSgA Funds Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.

     The Calvert Social Mid Cap Growth Portfolio pays Calvert, the Calvert Social Mid Cap Growth Portfolio's investment manager, a monthly investment management fee equivalent to an annual rate of 0.65% of the Portfolio's average daily net assets.

     Calvert pays sub-investment management fees to New Amsterdam Partners LLC. These fees are solely the responsibility of Calvert, not of the Calvert Social Mid Cap Growth Portfolio.

FIDELITY

     Fidelity's VIP Equity-Income, VIP Growth and VIP Overseas Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's VIP Equity-Income Portfolio, .30% for Fidelity's VIP Growth Portfolio and .45% for Fidelity's VIP Overseas Portfolio of the average net assets throughout the month. FMR pays sub-investment manager fees to Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and to Fidelity International Investment Advisors for Fidelity's VIP Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP Funds. Fidelity's VIP Money Market Portfolio and VIP Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above .37% and it drops as total assets under management increase and the individual rate is .30% of VIP Investment Grade Bond Portfolios' average net assets throughout the month respectively. FMR pays a sub-investment manager fee to Fidelity Investments Money Management, Inc. These fees are paid by FMR, on behalf of the Fidelity VIP Funds.

MET INVESTORS ADVISORY LLC

     Met Investors Advisory LLC, the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of Met Investors Fund Portfolios. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:


         PORTFOLIO                INVESTMENT MANAGEMENT FEE
         ---------                -------------------------
PIMCO Total Return Portfolio  0.50%
RCM Global Technology         0.90% of first $500 million of
  Portfolio                   such assets plus 0.85% of such
                              assets over $500 million
PIMCO Inflation               0.50%
  Protected Bond Portfolio
T. Rowe Price Mid-Cap Growth  0.75%
  Portfolio
MFS Research International    0.80% of first $200 million of
  Portfolio                   such assets plus
                              0.75% of such assets over $200
                              million up to $500 million plus
                              0.70% of such assets over $500
                              million up to $1 billion plus
                              0.65% of such assets over $1
                              billion
Lord Abbett Bond Debenture    0.60% of first $250 million of
  Portfolio                   such assets plus
                              0.55% of such assets over $250
                              million up to $500 million plus
                              0.50% of such assets over $500
                              million up to $1 billion plus
                              0.45% of such assets over $1
                              billion
Lazard Mid-Cap Portfolio      0.70% of first $500 million of
                              such assets plus
                              0.675% of such assets over $500
                              million up to $1 billion plus
                              0.60% of such assets over $1
                              billion
Met/AIM Small Cap Growth      0.90% of first $500 million of
  Portfolio                   such assets plus
                              0.85% of such assets over $500
                              million
Harris Oakmark International  0.85% of first $500 million of
  Portfolio                   such assets plus
                              0.80% of such assets over $500
                              million up to $1 billion plus
                              0.75% of such assets over $1
                              billion
Janus Forty Portfolio         0.65% on first $1 billion of such
                              assets plus 0.60% of such assets
                              over $1 billion
Legg Mason Partners           0.65% of first $500 million of
  Aggressive Growth           such assets plus
  Portfolio                   0.60% of such assets over $500
                              million up to $1 billion plus
                              0.55% of such assets over $1
                              billion up to $2 billion plus
                              0.50% of such assets over $2
                              billion
Neuberger Berman Real Estate  0.70% of first $200 million of
  Portfolio                   such assets plus
                              0.65% of such assets over $200
                              million up to $750 million plus
                              0.55% of such assets over $750
                              million
Oppenheimer Capital           0.65% of first $150 million of
  Appreciation(1)             such assets plus
                              0.625% of such assets over $150
                              million up to $200 million plus
                              0.60% of such assets over $200
                              million up to $500 million plus
                              0.55% of such assets over $500
                              million

         PORTFOLIO                INVESTMENT MANAGEMENT FEE
         ---------                -------------------------
Cyclical Growth               0.45% first $300 million, 0.43%
  ETF Portfolio               $300 million to $600 million,
                              0.40% over $600 million
Cyclical Growth and           0.45% first $300 million, 0.43%
  Income ETF Portfolio        $300 million to $600 million,
                              0.40% over $600 million
Legg Mason Value Equity       0.70% of first $350 million of
  Portfolio(2)                such assets
BlackRock Large-Cap Core      0.775% of first 250 million of
  Portfolio                   such assets plus 0.750% of such
                              assets over $250 million up to
                              $500 million plus 0.725% of such
                              assets over $500 million up to $1
                              billion plus 0.700% on such assets
                              over $1 billion up to $2 billion
                              plus 0.650% of such assets over $2
                              billion


     (1) When average monthly net assets exceed $1 billion, a discount of 2.5% will be applied to the portfolio's total advisory fees for the month.

     (2) On the date that such assets reach $350 million and each subsequent day thereafter, whether or not such assets are above or $350 million, the fee schedule shall be: 0.65% of the first $200 million of such assets, plus 0.63% of such assets over $200 million.

     Met Investors Advisory LLC pays each Met Investors Fund Portfolio's investment managers a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.


     BlackRock Advisors, Inc. is the sub-investment manager to BlackRock Large-Cap Core Portfolio. Massachusetts Financial Services Company is the investment manager to the MFS Research International Portfolio. Pacific Investment Management Company LLC is the investment manager to PIMCO Total Return Portfolio and PIMCO Inflation Protected Bond Portfolio. Lord Abbett & Co. LLC is the investment manager to the Lord Abbett Bond Debenture Portfolio. A I M Capital Management, Inc. is the investment manager to the Met/AIM Small Cap Growth Portfolio. Lazard Asset Management LLC is the investment manager to the Lazard Mid-Cap Portfolio. Harris Associates L.P. is the investment manager to the Harris Oakmark International Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the T. Rowe Price Mid-Cap Growth Portfolio. Janus Capital Management LLC is the investment manager to the Janus Forty Portfolio. Neuberger Berman Management Inc is the investment manager to the Neuberger Berman Real Estate Portfolio. RCM Capital Management LLC is the investment adviser to the RCM Technology Portfolio. OppenheimerFunds, Inc. is the investment manager to the Oppenheimer Capital Appreciation Portfolio. Gallatin Asset Management, Inc. is the investment manager to the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio. Legg Mason Capital Management, Inc. is the investment manager to the Legg Mason Value Equity Portfolio.



     ClearBridge Advisors LLC is the sub-investment manager to the Legg Mason Partners Aggressive Growth Portfolio.


CAPITAL RESEARCH AND MANAGEMENT COMPANY

     As compensation for its services, the American Funds pays Capital Research and Management Company, the American Funds investment manager, a monthly fee which is accrued daily, calculated at the annual rate of:

     American Funds Bond Fund*: 0.48% of the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1 billion, plus 0.40% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.38% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.36% on net assets in excess of $3 billion;

     American Funds Global Small Capitalization Fund*: 0.80% of first $600 million of net assets, plus 0.74% on assets in excess of $600 million but not exceeding $1 billion, plus 0.70% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.67% on net assets over $2 billion;

     American Funds Growth Fund: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1 billion, plus 0.42% on net assets greater than $1 billion but not exceeding $2 billion, plus 0.37% on net assets greater than $2 billion but not exceeding $3 billion, plus 0.35% on net assets greater than $3 billion but not exceeding $5 billion, plus 0.33% on net assets greater than $5 billion but not exceeding $8 billion, plus 0.315% on net assets greater than $8 billion but not exceeding $13 billion, plus 0.30% on net assets greater than $13 billion but not exceeding $21 billion, plus 0.29% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.285% on net assets in excess of $27 billion; and

     American Funds Growth-Income Fund*: 0.50% of first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4 billion, plus 0.285% on net assets greater than $4 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13 billion, plus 0.235% on net assets greater than $13 billion but not exceeding $17 billion, plus 0.23% on net assets greater than $17 billion but not exceeding $21 billion, plus 0.225% on net assets greater than $21 billion but not exceeding $27 billion, plus 0.222% on net assets in excess of $27 billion.


     The Metropolitan Fund, the Calvert Fund, the Fidelity VIP Funds, the Met Investors Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this prospectus. The Calvert Fund's and Fidelity VIP Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The SAIs are available upon request.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market investment divisions refers to the income generated by an investment in the investment division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the investment division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [((a-b)--(c d)+ 1)(6) - 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an early withdrawal charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0) (annualization factor)] - 1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return calculations ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity.

     Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, the Fidelity VIP Funds, Met Investors Fund and American Funds and may assume that certain Deferred

Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

     Historical performance information should not be relied on as a guarantee of future performance results.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the BlackRock Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or BlackRock Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

     We may state performance for the investment divisions of the Income Annuities which reflect deduction of the insurance-related charge (Separate Account charge) and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.

     Past performance is no guarantee of future results.

     Historical performance information should not be relied on as a guarantee of future performance results.

     An illustration should not be replied upon as a guarantee of future results.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses or at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.

     Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you may furnish such materials to participants who may give you voting instructions.

     Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series', Fidelity VIP Funds', Met Investors Fund's or American Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.


     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.



TAXES


DEVELOPMENTS AFFECTING NON-QUALIFIED DEFERRED COMPENSATION ARRANGEMENTS

     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined herein will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary.

     Section 409A of the Code, recently added by the American Jobs Creation Act of 2004 ("AJCA"), imposes new requirements and restrictions on deferred compensation arrangements including Section 457(f) plans, Section 451 deferred fee and deferred compensation arrangements, severance arrangements and Section 415(m) excess compensation arrangements. These include new rules affecting: (a) the time and manner under which deferral elections must be made; (b) permitted distributions; (c) the time and manner under which initial distribution elections may be made; and (d) changes in the time and form of distributions.

     Failure to satisfy these rules will generally result in the taxation of vested amounts, a 20% tax penalty and interest from the date in which such amounts first became vested. Your controlling plan documents may have recently been amended: (i) to permit the pre-AJCA tax rules to continue to apply with respect to "grandfathered" amounts that were earned and vested as of December 31, 2004; and (ii) to render the arrangement compliant with AJCA with respect to non-"grandfathered" amounts that are subject to AJCA's new requirements and restrictions. All parties to your plan should determine whether such changes were made, carefully review the changes made by any such amendments and should consult with their independent tax counsel and/or advisors concerning the effect of AJCA on their participation in these arrangements.

     Additionally, in 2003, final regulations were issued with respect to
Section 457(f) arrangements apparently requiring among other things that earnings attributable to deferrals be included in the participant's income at the time the deferrals themselves are no longer subject to a substantial risk of forfeiture. This appears to have represented a change in the position of the IRS. Parties to Section 457(f) arrangements should consult with their own tax counsel to determine the effect on their plans and the need for plan amendment, if any.

     Any specific reference to advice or opinions of counsel with respect to these arrangements refers to advice or opinions obtained by MetLife from its special outside tax counsel that have not been updated to take into account all these developments. Additionally, even if such opinions were to be updated to take into account current law, regulations and interpretations, the opinions and advice could not be relied on by plan sponsors, participants or other parties to the arrangements.

     Non-Qualified Annuity for Section 457(f) Deferred Compensation
Plans. These are deferred compensation agreements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust which at all times is subject to the claims of the entity's bankruptcy and insolvency creditors. The trust then owns a Non-Qualified Annuity which may be subject to the Non-Qualified Annuity rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own independent tax advisor with respect to the tax rules governing the Annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

     Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under Section 72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Generally, distributions made before you are age 59 1/2 may be subject to a 10% tax penalty and it is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the IRS and courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own independent tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a Section 457(f) deferred compensation plan should consult with their own independent tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for Section 457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major federal tax issues under Section 457, including the effect of regulations issued in mid-2003, which addressed how earnings on deferred compensation would be taxed. This advice from such counsel was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity. Please consult your independent tax adviser with respect to these issues.

NON-QUALIFIED ANNUITY FOR SECTION 451 DEFERRED FEE ARRANGEMENTS.

     Under a Section 451 deferred fee arrangement, a third party which is a tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the tax-exempt third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of Section 451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant-employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

     A trust established by the tax-exempt entity will own a Non-Qualified Annuity which may be subject to taxation rules as described below under Non-Qualified Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own independent tax advisor for information on the tax treatment of these payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a section section 451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for section section 451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major federal tax issues under section section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity.

     Non-Qualified Annuity for Section 451 Deferred Compensation Plans.  Under a
Section 451 deferred com-
pensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such amount is to be properly accounted for in a different period. Participants should consult their own independent tax advisors for information on the tax treatment of these payments.

     A Section 451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, Section 451 rather than Section 457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

     A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described later under "Non-Qualified Annuities." Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Deferred Annuity.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Annuity to fund a Section 451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Annuity for Section 451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity. Please consult your independent tax adviser with respect to these issues.

     Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and in solvency creditors. As the owner of a Non-Qualified Annuity, the trust may be subject to the rules described below under Non-Qualified Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Deferred Annuity.

     The federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in Section 457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, Section 451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the IRS.

     Special Tax Considerations for Non-Qualified Annuity for section 457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under Section 457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under ERISA. In connection with the sale of the Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major federal tax issues under
Section 457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. The advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Annuity. You should consult with your own independent tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

                                 ANNUAL REPORT

                                      OF

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                                      AT
                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and the Board of Directors of
New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Investment Divisions (as disclosed in Appendix A) comprising Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions comprising the Separate Account of Metropolitan Life as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/  DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 26, 2007

                                  APPENDIX A


 American Funds Bond Investment         Lehman Brothers Aggregate Bond
 Division                               Index Investment Division
 American Funds Global Small            Loomis Sayles Small Cap Investment
 Capitalization Investment Division     Division
 American Funds Growth and Income       Lord Abbett Bond Debenture Investment
 Investment Division                    Division
 American Funds Growth Investment       Met/AIM Small Cap Growth Investment
 Division                               Division
 BlackRock Large Cap Value Investment   Metlife Aggressive Allocation
 Division                               Investment Division
 BlackRock Aggressive Growth            Metlife Conservative Allocation
 Investment Division                    Investment Division
 BlackRock Bond Income Investment       Metlife Conservative to Moderate
 Division                               Allocation Investment Division
 BlackRock Diversified Investment       MetLife Mid Cap Stock Index
 Division                               Investment Division
 BlackRock Large Cap Investment         Metlife Moderate Allocation
 Division                               Investment Division
 BlackRock Legacy Large Cap Growth      Metlife Moderate to Aggressive
 Investment Division                    Allocation Investment Division
 BlackRock Money Market Investment      MetLife Stock Index Investment
 Division                               Division
 BlackRock Strategic Value Investment   MFS Total Return Investment Division
 Division                               MFS Investors Trust Investment
 Calvert Social Balanced Investment     Division
 Division                               MFS Research International Investment
 Calvert Social Mid Cap Growth          Division
 Investment Division                    Morgan Stanley EAFE Index Investment
 Cyclical Growth and Income ETF         Division
 Investment Division                    Neuberger Berman Mid Cap Value
 Cyclical Growth ETF Investment         Investment Division
 Division                               Neuberger Berman Real Estate
 Davis Venture Value Investment         Investment Division
 Division                               Harris Oakmark Large Cap Value
 FI International Stock Investment      Investment Division
 Division                               Oppenheimer Capital Appreciation
 FI Large Cap Investment Division       Investment Division
 FI Mid Cap Opportunities Investment    PIMCO Inflation Protected Bond
 Division                               Investment Division
 FI Value Leaders Investment Division   PIMCO Total Return Investment Division
 Fidelity Investment Grade Bond         RCM Global Technology Investment
 Investment Division                    Division
 Fidelity Equity-Income Investment      Russell 2000 Index Investment Division
 Division                               T. Rowe Price Large Cap Growth
 Fidelity Growth Investment Division    Investment Division
 Fidelity Money Market Investment       T. Rowe Price Mid Cap Growth
 Division                               Investment Division
 Fidelity Overseas Investment Division  T. Rowe Price Small Cap Growth
 Franklin Templeton Small Cap Growth    Investment Division
 Investment Division                    Third Avenue Small Cap Value
 Oppenheimer Global Equity Investment   Investment Division
 Division                               Variable B Investment Division
 Harris Oakmark Focused Value           Variable C Investment Division
 Investment Division                    Western Asset Management Strategic
 Harris Oakmark International           Bond Opportunities Investment Division
 Investment Division                    Western Asset Management U.S.
 Jennison Growth Investment Division    Government Investment Division
 Lazard Mid Cap Investment Division
 Legg Mason Value Equity Investment
 Division
 Legg Mason Aggressive Growth
 Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                          BLACKROCK
                                                          LARGE CAP          VARIABLE B
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 38,784,169 shares; cost $1,270,408,523.............  $  1,213,697,639    $              --
BlackRock Large Cap Portfolio
 1,024,447 shares; cost $33,901,415.................                --           32,075,445
BlackRock Large Cap Portfolio
 72,022 shares; cost $1,823,176.....................                --                   --
BlackRock Diversified Portfolio
 72,921,431 shares; cost $1,222,015,130.............                --                   --
BlackRock Aggressive Growth Portfolio
 27,477,477 shares; cost $634,764,643...............                --                   --
MetLife Stock Index Portfolio
 94,515,365 shares; cost $2,885,828,342.............                --                   --
FI International Stock Portfolio
 19,072,085 shares; cost $201,333,294...............                --                   --
FI Mid Cap Opportunities Portfolio
 33,947,556 shares; cost $695,860,403...............                --                   --
T. Rowe Price Small Cap Growth Portfolio
 15,441,338 shares; cost $180,182,299...............                --                   --
Oppenheimer Global Equity Portfolio
 14,926,243 shares; cost $196,177,982...............                --                   --
Harris Oakmark Large Cap Value Portfolio
 28,242,062 shares; cost $337,512,670...............                --                   --
Neuberger Berman Mid Cap Value Portfolio
 27,556,282 shares; cost $510,199,824...............                --                   --
T. Rowe Price Large Cap Growth Portfolio
 14,478,327 shares; cost $177,193,328...............                --                   --
Lehman Brothers Aggregate Bond Index Portfolio
 79,551,816 shares; cost $849,536,072...............                --                   --
Morgan Stanley EAFE Index Portfolio
 26,691,198 shares; cost $283,393,619...............                --                   --
Russell 2000 Index Portfolio
 20,470,593 shares; cost $248,567,978...............                --                   --
Jennison Growth Portfolio
 3,089,876 shares; cost $34,120,135.................                --                   --
BlackRock Strategic Value Portfolio
 32,894,934 shares; cost $523,102,133...............                --                   --
MetLife Mid Cap Stock Index Portfolio
 23,020,958 shares; cost $286,246,272...............                --                   --
Franklin Templeton Small Cap Growth Portfolio
 4,564,443 shares; cost $45,201,569.................                --                   --
BlackRock Large Cap Value Portfolio
 13,041,491 shares; cost $160,509,189...............                --                   --
BlackRock Bond Income Portfolio
 4,589,489 shares; cost $495,570,329................                --                   --
BlackRock Money Market Portfolio
 298,694 shares; cost $29,869,403...................                --                   --
Davis Venture Value Portfolio
 14,268,986 shares; cost $399,738,138...............                --                   --
Loomis Sayles Small Cap Portfolio
 408,104 shares; cost $91,866,158...................                --                   --
                                                      ----------------    -----------------
Total investments...................................     1,213,697,639           32,075,445
Due from Metropolitan Life Insurance Company........                22                   --
                                                      ----------------    -----------------
Total Assets........................................     1,213,697,661           32,075,445
LIABILITIES:
Due to Metropolitan Life Insurance Company..........              (121)                  --
                                                      ----------------    -----------------
NET ASSETS..........................................  $  1,213,697,540    $      32,075,445
                                                      ================    =================
Outstanding Units...................................        30,422,708              202,085
Unit Fair Values....................................  $13.80 to $82.16    $45.46 to $169.07

  The accompanying notes are an integral part of these financial statements.

                         BLACKROCK           BLACKROCK            METLIFE               FI              FI MID CAP
    VARIABLE C          DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK    OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
$               --   $             --    $             --    $             --    $             --    $             --
                --                 --                  --                  --                  --                  --
         2,255,006                 --                  --                  --                  --                  --
                --      1,283,710,537                  --                  --                  --                  --
                --                 --         657,496,903                  --                  --                  --
                --                 --                  --       3,412,276,818                  --                  --
                --                 --                  --                  --         294,564,006                  --
                --                 --                  --                  --                  --         662,043,243
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
                --                 --                  --                  --                  --                  --
------------------   ----------------    ----------------    ----------------    ----------------    ----------------
         2,255,006      1,283,710,537         657,496,903       3,412,276,818         294,564,006         662,043,243
                --                 --                  --                  --                  --                  --
------------------   ----------------    ----------------    ----------------    ----------------    ----------------
         2,255,006      1,283,710,537         657,496,903       3,412,276,818         294,564,006         662,043,243
                --                 --                (287)               (370)               (513)               (174)
------------------   ----------------    ----------------    ----------------    ----------------    ----------------
$        2,255,006   $  1,283,710,537    $    657,496,616    $  3,412,276,448    $    294,563,493    $    662,043,069
==================   ================    ================    ================    ================    ================
            11,969         37,524,987          19,462,810          78,739,098          14,686,869          33,093,245
$169.07 to $207.39   $13.19 to $48.72    $14.68 to $49.89    $12.91 to $49.92    $15.35 to $21.74    $13.33 to $20.62

   T. ROWE PRICE
 SMALL CAP GROWTH
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
      241,933,841
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
 ----------------
      241,933,841
              287
 ----------------
      241,934,128
             (171)
 ----------------
 $    241,933,957
 ================
       15,920,124
 $13.48 to $16.09

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                         OPPENHEIMER       HARRIS OAKMARK
                                                        GLOBAL EQUITY      LARGE CAP VALUE
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND')
BlackRock Large Cap Portfolio
 38,784,169 shares; cost $1,270,408,523.............  $             --    $             --
BlackRock Large Cap Portfolio
 1,024,447 shares; cost $33,901,415.................                --                  --
BlackRock Large Cap Portfolio
 72,022 shares; cost $1,823,176.....................                --                  --
BlackRock Diversified Portfolio
 72,921,431 shares; cost $1,222,015,130.............                --                  --
BlackRock Aggressive Growth Portfolio
 27,477,477 shares; cost $634,764,643...............                --                  --
MetLife Stock Index Portfolio
 94,515,365 shares; cost $2,885,828,342.............                --                  --
FI International Stock Portfolio
 19,072,085 shares; cost $201,333,294...............                --                  --
FI Mid Cap Opportunities Portfolio
 33,947,556 shares; cost $695,860,403...............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 15,441,338 shares; cost $180,182,299...............                --                  --
Oppenheimer Global Equity Portfolio
 14,926,243 shares; cost $196,177,982...............       251,447,003                  --
Harris Oakmark Large Cap Value Portfolio
 28,242,062 shares; cost $337,512,670...............                --         432,262,259
Neuberger Berman Mid Cap Value Portfolio
 27,556,282 shares; cost $510,199,824...............                --                  --
T. Rowe Price Large Cap Growth Portfolio
 14,478,327 shares; cost $177,193,328...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 79,551,816 shares; cost $849,536,072...............                --                  --
Morgan Stanley EAFE Index Portfolio
 26,691,198 shares; cost $283,393,619...............                --                  --
Russell 2000 Index Portfolio
 20,470,593 shares; cost $248,567,978...............                --                  --
Jennison Growth Portfolio
 3,089,876 shares; cost $34,120,135.................                --                  --
BlackRock Strategic Value Portfolio
 32,894,934 shares; cost $523,102,133...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 23,020,958 shares; cost $286,246,272...............                --                  --
Franklin Templeton Small Cap Growth Portfolio
 4,564,443 shares; cost $45,201,569.................                --                  --
BlackRock Large Cap Value Portfolio
 13,041,491 shares; cost $160,509,189...............                --                  --
BlackRock Bond Income Portfolio
 4,589,489 shares; cost $495,570,329................                --                  --
BlackRock Money Market Portfolio
 298,694 shares; cost $29,869,403...................                --                  --
Davis Venture Value Portfolio
 14,268,986 shares; cost $399,738,138...............                --                  --
Loomis Sayles Small Cap Portfolio
 408,104 shares; cost $91,866,158...................                --                  --
                                                      ----------------    ----------------
Total investments...................................       251,447,003         432,262,259
Due from Metropolitan Life Insurance Company........                --                  --
                                                      ----------------    ----------------
Total Assets........................................       251,447,003         432,262,259
LIABILITIES:
Due to Metropolitan Life Insurance Company..........              (157)                (99)
                                                      ----------------    ----------------
NET ASSETS..........................................  $    251,446,846    $    432,262,160
                                                      ================    ================
Outstanding Units...................................        12,575,044          28,712,177
Unit Fair Values....................................  $15.47 to $20.69    $12.48 to $15.88

  The accompanying notes are an integral part of these financial statements.

 NEUBERGER BERMAN      T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON
   MID CAP VALUE     LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
 $             --    $             --     $             --    $             --    $             --     $            --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
      583,684,287                  --                   --                  --                  --                  --
               --         220,662,277                   --                  --                  --                  --
               --                  --          849,544,019                  --                  --                  --
               --                  --                   --         424,305,466                  --                  --
               --                  --                   --                  --         319,432,706                  --
               --                  --                   --                  --                  --          39,203,857
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
 ----------------    ----------------     ----------------    ----------------    ----------------     ---------------
      583,684,287         220,662,277          849,544,019         424,305,466         319,432,706          39,203,857
               --                  --                   --                  --                  --                  --
 ----------------    ----------------     ----------------    ----------------    ----------------     ---------------
      583,684,287         220,662,277          849,544,019         424,305,466         319,432,706          39,203,857
             (718)               (159)                (333)               (162)               (203)               (218)
 ----------------    ----------------     ----------------    ----------------    ----------------     ---------------
 $    583,683,569    $    220,662,118     $    849,543,686    $    424,305,304    $    319,432,503     $    39,203,639
 ================    ================     ================    ================    ================     ===============
       21,851,504          15,304,972           63,513,866          27,068,654          16,898,875           7,806,353
 $14.20 to $28.20    $12.95 to $14.90     $10.74 to $14.13    $14.24 to $19.48    $16.66 to $19.79     $4.65 to $12.47

     BLACKROCK
  STRATEGIC VALUE
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
      580,737,476
               --
               --
               --
               --
               --
               --
               --
 ----------------
      580,737,476
               --
 ----------------
      580,737,476
              (65)
 ----------------
 $    580,737,411
 ================
       26,813,221
 $15.78 to $22.61

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                       METLIFE MID CAP   FRANKLIN TEMPLETON
                                                         STOCK INDEX      SMALL CAP GROWTH
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 38,784,169 shares; cost $1,270,408,523.............  $             --    $             --
BlackRock Large Cap Portfolio
 1,024,447 shares; cost $33,901,415.................                --                  --
BlackRock Large Cap Portfolio
 72,022 shares; cost $1,823,176.....................                --                  --
BlackRock Diversified Portfolio
 72,921,431 shares; cost $1,222,015,130.............                --                  --
BlackRock Aggressive Growth Portfolio
 27,477,477 shares; cost $634,764,643...............                --                  --
MetLife Stock Index Portfolio
 94,515,365 shares; cost $2,885,828,342.............                --                  --
FI International Stock Portfolio
 19,072,085 shares; cost $201,333,294...............                --                  --
FI Mid Cap Opportunities Portfolio
 33,947,556 shares; cost $695,860,403...............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 15,441,338 shares; cost $180,182,299...............                --                  --
Oppenheimer Global Equity Portfolio
 14,926,243 shares; cost $196,177,982...............                --                  --
Harris Oakmark Large Cap Value Portfolio
 28,242,062 shares; cost $337,512,670...............                --                  --
Neuberger Berman Mid Cap Value Portfolio
 27,556,282 shares; cost $510,199,824...............                --                  --
T. Rowe Price Large Cap Growth Portfolio
 14,478,327 shares; cost $177,193,328...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 79,551,816 shares; cost $849,536,072...............                --                  --
Morgan Stanley EAFE Index Portfolio
 26,691,198 shares; cost $283,393,619...............                --                  --
Russell 2000 Index Portfolio
 20,470,593 shares; cost $248,567,978...............                --                  --
Jennison Growth Portfolio
 3,089,876 shares; cost $34,120,135.................                --                  --
BlackRock Strategic Value Portfolio
 32,894,934 shares; cost $523,102,133...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 23,020,958 shares; cost $286,246,272...............       335,946,087                  --
Franklin Templeton Small Cap Growth Portfolio
 4,564,443 shares; cost $45,201,569.................                --          49,635,200
BlackRock Large Cap Value Portfolio
 13,041,491 shares; cost $160,509,189...............                --                  --
BlackRock Bond Income Portfolio
 4,589,489 shares; cost $495,570,329................                --                  --
BlackRock Money Market Portfolio
 298,694 shares; cost $29,869,403...................                --                  --
Davis Venture Value Portfolio
 14,268,986 shares; cost $399,738,138...............                --                  --
Loomis Sayles Small Cap Portfolio
 408,104 shares; cost $91,866,158...................                --                  --
                                                      ----------------    ----------------
Total investments...................................       335,946,087          49,635,200
Due from Metropolitan Life Insurance Company........                --                  --
                                                      ----------------    ----------------
Total Assets........................................       335,946,087          49,635,200
LIABILITIES:
Due to Metropolitan Life Insurance Company..........              (241)                (96)
                                                      ----------------    ----------------
NET ASSETS..........................................  $    335,945,846    $     49,635,104
                                                      ================    ================
Outstanding Units...................................        21,158,755           4,513,538
Unit Fair Values....................................  $13.61 to $16.55    $10.33 to $12.64

  The accompanying notes are an integral part of these financial statements.

     BLACKROCK           BLACKROCK           BLACKROCK             DAVIS           LOOMIS SAYLES
  LARGE CAP VALUE       BOND INCOME        MONEY MARKET        VENTURE VALUE         SMALL CAP
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------
 $             --    $             --    $             --    $             --    $             --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
               --                  --                  --                  --                  --
      179,447,573                  --                  --                  --                  --
               --         496,636,591                  --                  --                  --
               --                  --          29,869,403                  --                  --
               --                  --                  --         499,121,572                  --
               --                  --                  --                  --         101,108,900
 ----------------    ----------------    ----------------    ----------------    ----------------
      179,447,573         496,636,591          29,869,403         499,121,572         101,108,900
               --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------
      179,447,573         496,636,591          29,869,403         499,121,572         101,108,900
             (184)               (122)                 --              (1,018)               (233)
 ----------------    ----------------    ----------------    ----------------    ----------------
 $    179,447,389    $    496,636,469    $     29,869,403    $    499,120,554    $    101,108,667
 ================    ================    ================    ================    ================
       12,384,350          15,090,608           1,356,596          13,009,427           3,097,546
 $13.60 to $15.04    $11.91 to $57.26    $18.95 to $24.22    $13.39 to $41.95    $13.75 to $35.91

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                             WESTERN ASSET
                                                                    HARRIS OAKMARK             MANAGEMENT
                                                                     FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES
                                                                  INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                  ------------------- ----------------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Harris Oakmark Focused Value Portfolio
 1,567,645 shares; cost $349,308,073.............................  $    418,653,371         $             --
Western Asset Mgmt Strategic Bond Opportunities Portfolio
 22,463,324 shares; cost $280,820,622............................                --              281,812,474
Western Asset Mgmt U.S. Government Portfolio
 16,492,742 shares; cost $201,075,768............................                --                       --
FI Values Leaders Portfolio
 481,730 shares; cost $90,752,858................................                --                       --
MFS Total Return Portfolio
 757,059 shares; cost $106,826,144...............................                --                       --
BlackRock Legacy Large Cap Growth Portfolio
 995,055 shares; cost $20,794,360................................                --                       --
MetLife Conservative Allocation Portfolio
 3,960,392 shares; cost $40,552,380..............................                --                       --
MetLife Conservative to Moderate Allocation Portfolio
 19,256,654 shares; cost $203,967,153............................                --                       --
MetLife Moderate Allocation Portfolio
 42,160,217 shares; cost $459,205,698............................                --                       --
MetLife Moderate to Aggressive Allocation Portfolio
 33,608,157 shares; cost $377,978,554............................                --                       --
MetLife Aggressive Allocation Portfolio
 3,524,840 shares; cost $40,259,651..............................                --                       --
FI Large Cap Portfolio
 188,158 shares; cost $2,643,657.................................                --                       --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 11,180,161 shares; cost $11,180,161.............................                --                       --
Fidelity VIP Equity-Income Portfolio
 5,046,088 shares; cost $116,851,890.............................                --                       --
Fidelity VIP Growth Portfolio
 3,564,830 shares; cost $143,207,753.............................                --                       --
Fidelity VIP Overseas Portfolio
 1,657,140 shares; cost $25,648,151..............................                --                       --
Fidelity VIP Investment Grade Bond Portfolio
 1,523,725 shares; cost $19,829,338..............................                --                       --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 31,066,867 shares; cost $60,267,753.............................                --                       --
Calvert Social Mid Cap Growth Portfolio
 422,761 shares; cost $9,948,855.................................                --                       --
                                                                   ----------------         ----------------
Total investments................................................       418,653,371              281,812,474
Due from Metropolitan Life Insurance Company.....................                --                       --
                                                                   ----------------         ----------------
Total assets.....................................................       418,653,371              281,812,474
LIABILITIES
Due to Metropolitan Life Insurance Company.......................               (41)                    (347)
                                                                   ----------------         ----------------
NET ASSETS.......................................................  $    418,653,330         $    281,812,127
                                                                   ================         ================
Outstanding Units................................................        10,325,748               13,411,635
Unit Fair Values.................................................  $13.34 to $44.24         $11.23 to $23.07


  The accompanying notes are an integral part of these financial statements.

   WESTERN ASSET                                                 BLACKROCK            METLIFE             METLIFE
    MANAGEMENT              FI                  MFS            LEGACY LARGE        CONSERVATIVE       CONSERVATIVE TO
  U.S. GOVERNMENT      VALUE LEADERS       TOTAL RETURN         CAP GROWTH          ALLOCATION      MODERATE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
 $             --    $             --    $             --    $             --    $             --    $             --
               --                  --                  --                  --                  --                  --
      202,291,070                  --                  --                  --                  --                  --
               --         100,021,609                  --                  --                  --                  --
               --                  --         117,960,982                  --                  --                  --
               --                  --                  --          22,123,871                  --                  --
               --                  --                  --                  --          41,777,696                  --
               --                  --                  --                  --                  --         212,346,265
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      202,291,070         100,021,609         117,960,982          22,123,871          41,777,696         212,346,265
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      202,291,070         100,021,609         117,960,982          22,123,871          41,777,696         212,346,265
             (585)                (93)               (458)               (248)               (171)             (1,061)
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
 $    202,290,485    $    100,021,516    $    117,960,524    $     22,123,623          41,777,525         212,345,204
 ================    ================    ================    ================    ================    ================
       12,285,154           3,178,325           3,947,313           1,062,045           3,839,929          18,680,783
 $10.63 to $18.04    $13.63 to $35.20    $12.31 to $53.42    $11.95 to $28.26    $10.70 to $11.02    $11.18 to $11.52

      METLIFE
MODERATE ALLOCATION
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
      484,210,161
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
 ----------------
      484,210,161
               --
 ----------------
      484,210,161
             (342)
 ----------------
      484,209,819
 ================
       40,790,100
 $11.68 to $12.03

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                               METLIFE                     METLIFE
                                                                  MODERATE TO AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
                                                                         INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                  --------------------------------- ---------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Harris Oakmark Focused Value Portfolio
 1,567,645 shares; cost $349,308,073.............................         $             --            $             --
Western Asst Mgmt Strategic Bond Opportunities Portfolio
 22,463,324 shares; cost $280,820,622............................                       --                          --
Western Asst Mgmt U.S. Government Portfolio
 16,492,742 shares; cost $201,075,768............................                       --                          --
FI Values Leaders Portfolio
 481,730 shares; cost $90,752,858................................                       --                          --
MFS Total Return Portfolio
 757,059 shares; cost $106,826,144...............................                       --                          --
BlackRock Legacy Large Cap Growth Portfolio
 995,055 shares; cost $20,794,360................................                       --                          --
MetLife Conservative Allocation Portfolio
 3,960,392 shares; cost $40,552,380..............................                       --                          --
MetLife Conservative to Moderate Allocation Portfolio
 19,256,654 shares; cost $203,967,153............................                       --                          --
MetLife Moderate Allocation Portfolio
 42,160,217 shares; cost $459,205,698............................                       --                          --
MetLife Moderate to Aggressive Allocation Portfolio
 33,608,157 shares; cost $377,978,554............................              401,420,316                          --
MetLife Aggressive Allocation Portfolio
 3,524,840 shares; cost $40,259,651..............................                       --                  43,191,989
FI Large Cap Portfolio
 188,158 shares; cost $2,643,657.................................                       --                          --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 11,180,161 shares; cost $11,180,161.............................                       --                          --
Fidelity VIP Equity-Income Portfolio
 5,046,088 shares; cost $116,851,890.............................                       --                          --
Fidelity VIP Growth Portfolio
 3,564,830 shares; cost $143,207,753.............................                       --                          --
Fidelity VIP Overseas Portfolio
 1,657,140 shares; cost $25,648,151..............................                       --                          --
Fidelity VIP Investment Grade Bond Portfolio
 1,523,725 shares; cost $19,829,338..............................                       --                          --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 31,066,867 shares; cost $60,267,753.............................                       --                          --
Calvert Social Mid Cap Growth Portfolio
 422,761 shares; cost $9,948,855.................................                       --                          --
                                                                          ----------------            ----------------
Total investments................................................              401,420,316                  43,191,989
Due from Metropolitan Life Insurance Company.....................                       --                          --
                                                                          ----------------            ----------------
Total assets.....................................................              401,420,316                  43,191,989
LIABILITIES
Due to Metropolitan Life Insurance Company.......................                   (3,045)                        (95)
                                                                          ----------------            ----------------
NET ASSETS.......................................................              401,417,271                  43,191,894
                                                                          ================            ================
Outstanding Units................................................               32,440,518                   3,386,241
Unit Fair Values.................................................         $12.18 to $12.55            $12.53 to $12.91

  The accompanying notes are an integral part of these financial statements.

        FI               FIDELITY            FIDELITY            FIDELITY            FIDELITY             FIDELITY
     LARGE CAP         MONEY MARKET        EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- ---------------------
 $             --       $        --        $         --        $         --         $        --          $        --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
        2,830,188                --                  --                  --                  --                   --
               --        11,180,161                  --                  --                  --                   --
               --                --         132,207,499                  --                  --                   --
               --                --                  --         127,870,436
               --                --                  --                  --          39,721,653                   --
               --                --                  --                  --                  --           19,442,734
               --                --                  --                  --                  --                   --
               --                --                  --                  --                  --                   --
 ----------------       -----------        ------------        ------------         -----------          -----------
        2,830,188        11,180,161         132,207,499         127,870,436          39,721,653           19,442,734
               --                --                  --                  --                  --                   --
 ----------------       -----------        ------------        ------------         -----------          -----------
        2,830,188        11,180,161         132,207,499         127,870,436          39,721,653           19,442,734
              (31)               --                  --                  --                  --                   --
 ----------------       -----------        ------------        ------------         -----------          -----------
        2,830,157        11,180,161         132,207,499         127,870,436          39,721,653           19,442,734
 ================       ===========        ============        ============         ===========          ===========
          161,937           692,783           2,516,843           3,115,761           1,300,083              809,998
 $15.92 to $18.31       $     16.14        $      52.53        $      41.04         $     30.55          $     24.00

  CALVERT SOCIAL
     BALANCED
INVESTMENT DIVISION
-------------------
 $             --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --

               --
               --
       63,065,741
               --
 ----------------
       63,065,741
               --
 ----------------
       63,065,741
             (178)
 ----------------
       63,065,563
 ================
        2,131,161
 $23.31 to $30.39

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                  CALVERT SOCIAL MID
                                                                      CAP GROWTH
                                                                  INVESTMENT DIVISION
                                                                  -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Harris Oakmark Focused Value Portfolio
 1,567,645 shares; cost $349,308,073.............................     $        --
Western Asst Mgmt Strategic Bond Opportunities Portfolio
 22,463,324 shares; cost $280,820,622............................              --
Western Asst Mgmt U.S. Government Portfolio
 16,492,742 shares; cost $201,075,768............................              --
FI Values Leaders Portfolio
 481,730 shares; cost $90,752,858................................              --
MFS Total Return Portfolio
 757,059 shares; cost $106,826,144...............................              --
BlackRock Legacy Large Cap Growth Portfolio
 995,055 shares; cost $20,794,360................................              --
MetLife Conservative Allocation Portfolio
 3,960,392 shares; cost $40,552,380..............................              --
MetLife Conservative to Moderate Allocation Portfolio
 19,256,654 shares; cost $203,967,153............................              --
MetLife Moderate Allocation Portfolio
 42,160,217 shares; cost $459,205,698............................              --
MetLife Moderate to Aggressive Allocation Portfolio
 33,608,157 shares; cost $377,978,554............................              --
MetLife Aggressive Allocation Portfolio
 3,524,840 shares; cost $40,259,651..............................              --
FI Large Cap Portfolio
 188,158 shares; cost $2,643,657.................................              --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY VIP FUNDS")
Fidelity VIP Money Market Portfolio
 11,180,161 shares; cost $11,180,161.............................              --
Fidelity VIP Equity-Income Portfolio
 5,046,088 shares; cost $116,851,890.............................              --
Fidelity VIP Growth Portfolio
 3,564,830 shares; cost $143,207,753.............................
Fidelity VIP Overseas Portfolio
 1,657,140 shares; cost $25,648,151..............................              --
Fidelity VIP Investment Grade Bond Portfolio
 1,523,725 shares; cost $19,829,338..............................              --
CALVERT VARIABLE SERIES, INC. ("CALVERT FUND")
Calvert Social Balanced Portfolio
 31,066,867 shares; cost $60,267,753.............................              --
Calvert Social Mid Cap Growth Portfolio
 422,761 shares; cost $9,948,855.................................      11,959,917
                                                                      -----------
Total investments................................................      11,959,917
Due from Metropolitan Life Insurance Company.....................              --
                                                                      -----------
Total assets.....................................................      11,959,917
LIABILITIES
Due to Metropolitan Life Insurance Company.......................              --
                                                                      -----------
NET ASSETS.......................................................      11,959,917
                                                                      ===========
Outstanding Units................................................         419,490
Unit Fair Values.................................................     $     28.51


  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                         LORD ABBETT        MFS RESEARCH
                                                       BOND DEBENTURE       INTERNATIONAL
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 16,916,616 shares; cost $202,775,306...............  $    210,830,212    $             --
MFS Research International Portfolio
 9,820,318 shares; cost $129,700,131................                --         147,231,396
T. Rowe Price Mid Cap Growth Portfolio
 13,687,544 shares; cost $106,211,612...............                --                  --
PIMCO Total Return Portfolio
 37,293,027 shares; cost $429,147,320...............                --                  --
RCM Global Technology Portfolio
 9,563,158 shares; cost $45,518,800.................                --                  --
Lazard Mid Cap Portfolio
 4,018,222 shares; cost $53,322,682.................                --                  --
Met/AIM Small Cap Growth Portfolio
 1,930,410 shares; cost $24,926,573.................                --                  --
Harris Oakmark International Portfolio
 18,093,305 shares; cost $291,793,124...............                --                  --
Oppenheimer Capital Appreciation Portfolio
 1,387,117 shares; cost $12,078,851.................                --                  --
Legg Mason Aggressive Growth Portfolio
 3,986,486 shares; cost $31,374,353.................                --                  --
Third Avenue Small Cap Value Portfolio
 278,138 shares; cost $4,509,157....................                --                  --
Neuberger Berman Real Estate Portfolio
 21,158,123 shares; cost $303,402,290...............                --                  --
Legg Mason Value Equity Portfolio
 3,104,923 shares; cost $32,684,789.................
Cyclical Growth ETF Portfolio
 324,202 shares; cost $3,513,209....................                --                  --
Cyclical Growth and Income ETF Portfolio
 268,070 shares; cost $2,849,967....................                --                  --
PIMCO Inflation Protected Bond Portfolio
 1,356,218 shares; cost $13,692,508.................                --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 17,649,409 shares; cost $869,015,103...............                --                  --
American Funds Growth and Income Portfolio
 19,570,983 shares; cost $665,185,498...............                --                  --
American Funds Global Small Capitalization Portfolio
 20,343,116 shares; cost $388,582,707...............                --                  --
American Funds Bond Portfolio
 4,876,089 shares; cost $55,091,206.................                --                  --
                                                      ----------------    ----------------
Total investments...................................       210,830,212         147,231,396
Due from Metropolitan Life Insurance Company........                --                  --
                                                      ----------------    ----------------
Total assets........................................       210,830,212         147,231,396
LIABILITIES
Due to Metropolitan Life Insurance Company..........              (255)               (333)
                                                      ----------------    ----------------
NET ASSETS..........................................       210,829,957    $    147,231,063
                                                      ================    ================
Outstanding.........................................        13,210,287           8,960,338
Unit Fair Values....................................  $11.69 to $20.16    $15.21 to $17.32

  The accompanying notes are an integral part of these financial statements.

   T. ROWE PRICE           PIMCO            RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK
  MID CAP GROWTH       TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
  $            --    $             --     $           --     $             --    $             --    $             --
               --                  --                 --                   --                  --                  --
      118,849,966                  --                 --                   --                  --                  --
               --         438,011,525                 --                   --                  --                  --
               --                  --         51,235,939                   --                  --                  --
               --                  --                 --           54,993,164                  --                  --
               --                  --                 --                   --          25,970,826                  --
               --                  --                 --                   --                  --         341,782,189
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
               --                  --                 --                   --                  --                  --
  ---------------    ----------------     --------------     ----------------    ----------------    ----------------
      118,849,966         438,011,525         51,235,939           54,993,164          25,970,826         341,782,189
               --                  --                 --                   --                  --                  --
  ---------------    ----------------     --------------     ----------------    ----------------    ----------------
      118,849,966         438,011,525         51,235,939           54,993,164          25,970,826         341,782,189
             (172)               (438)              (151)                (298)                (90)               (256)
  ---------------    ----------------     --------------     ----------------    ----------------    ----------------
  $   118,849,794    $    438,011,087     $   51,235,788     $     54,992,866    $     25,970,736    $    341,781,933
  ===============    ================     ==============     ================    ================    ================
       13,821,848          34,594,371          9,455,156            3,342,852           1,763,663          16,996,340
  $7.99 to $13.82    $10.91 to $13.25     $4.68 to $6.24     $13.18 to $16.84    $13.18 to $15.26    $16.51 to $20.96

    OPPENHEIMER
CAPITAL APPRECIATION
INVESTMENT DIVISION
--------------------
  $            --
               --
               --
               --
               --
               --
               --
               --
       12,773,920
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
  ---------------
       12,773,920
               --
  ---------------
       12,773,920
             (149)
  ---------------
  $    12,773,771
  ===============
        1,339,707
  $8.74 to $11.66

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                         LEGG MASON         THIRD AVENUE
                                                      AGGRESSIVE GROWTH    SMALL CAP VALUE
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 16,916,616 shares; cost $202,775,306...............   $            --    $             --
MFS Research International Portfolio
 9,820,318 shares; cost $129,700,131................                --                  --
T. Rowe Price Mid Cap Growth Portfolio
 13,687,544 shares; cost $106,211,612...............                --                  --
PIMCO Total Return Portfolio
 37,293,027 shares; cost $429,147,320...............                --                  --
RCM Global Technology Portfolio
 9,563,158 shares; cost $45,518,800.................                --                  --
Lazard Mid Cap Portfolio
 4,018,222 shares; cost $53,322,682.................                --                  --
Met/AIM Small Cap Growth Portfolio
 1,930,410 shares; cost $24,926,573.................                --                  --
Harris Oakmark International Portfolio
 18,093,305 shares; cost $291,793,124...............                --                  --
Oppenheimer Capital Appreciation Portfolio
 1,387,117 shares; cost $12,078,851.................                --                  --
Legg Mason Aggressive Growth Portfolio
 3,986,486 shares; cost $31,374,353.................        32,049,679                  --
Third Avenue Small Cap Value Portfolio
 278,138 shares; cost $4,509,157....................                --           4,845,170
Neuberger Berman Real Estate Portfolio
 21,158,123 shares; cost $303,402,290...............                --                  --
Legg Mason Value Equity Portfolio
 3,104,923 shares; cost $32,684,789.................
Cyclical Growth ETF Portfolio
 324,202 shares; cost $3,513,209....................                --                  --
Cyclical Growth and Income ETF Portfolio
 268,070 shares; cost $2,849,967....................                --                  --
PIMCO Inflation Protected Bond Portfolio
 1,356,218 shares; cost $13,692,508.................                --                  --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 17,649,409 shares; cost $869,015,103...............                --                  --
American Funds Growth and Income Portfolio
 19,570,983 shares; cost $665,185,498...............                --                  --
American Funds Global Small Capitalization Portfolio
 20,343,116 shares; cost $388,582,707...............                --                  --
American Funds Bond Portfolio
 4,876,089 shares; cost $55,091,206.................                --                  --
                                                       ---------------    ----------------
Total investments...................................        32,049,679           4,845,170
Due from Metropolitan Life Insurance Company........                --                  --
                                                       ---------------    ----------------
Total assets........................................        32,049,679           4,845,170
LIABILITIES
Due to Metropolitan Life Insurance Company..........                --                (122)
                                                       ---------------    ----------------
NET ASSETS..........................................   $    32,049,679    $      4,845,048
                                                       ===============    ================
Outstanding.........................................         4,041,330             263,473
Unit Fair Values....................................   $7.39 to $12.09    $18.07 to $18.97

  The accompanying notes are an integral part of these financial statements.

 NEUBERGER BERMAN       LEGG MASON           CYCLICAL             CYCLICAL                 PIMCO             AMERICAN FUNDS
    REAL ESTATE        VALUE EQUITY         GROWTH ETF      GROWTH AND INCOME ETF INFLATION PROTECTED BOND       GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------------ -------------------
  $            --     $            --    $             --     $             --        $             --      $              --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
      382,244,057                  --                  --                   --                      --                     --
                           34,609,899
               --                  --           3,692,662                   --                      --                     --
               --                  --                  --            2,982,696                      --                     --
               --                  --                  --                   --              13,684,386                     --
               --                  --                  --                   --                      --          1,130,974,124
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
               --                  --                  --                   --                      --                     --
  ---------------     ---------------    ----------------     ----------------        ----------------      -----------------
      382,244,057          34,609,899           3,692,662            2,982,696              13,684,386          1,130,974,124
               --                  --                  --                   --                      --                     --
  ---------------     ---------------    ----------------     ----------------        ----------------      -----------------
      382,244,057          34,609,899           3,692,662            2,982,696              13,684,386          1,130,974,124
             (587)                 --                 (61)                 (46)                   (250)                  (982)
  ---------------     ---------------    ----------------     ----------------        ----------------      -----------------
  $   382,243,470     $    34,609,899    $      3,692,601     $      2,982,650        $     13,684,136      $   1,130,973,142
  ===============     ===============    ================     ================        ================      =================
       19,640,662           3,401,505             322,952              266,996               1,228,621              7,208,741
  $3.27 to $19.92     $9.36 to $10.58    $11.30 to $11.50     $11.05 to $11.23        $10.74 to $11.51      $13.81 to $185.02

  AMERICAN FUNDS
 GROWTH AND INCOME
INVESTMENT DIVISION
-------------------
 $              --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --

                --
                --
                --
                --
       825,699,757
                --
                --
 -----------------
       825,699,757
                --
 -----------------
       825,699,757
              (768)
 -----------------
 $     825,698,989
 =================
         7,224,552
 $12.99 to $134.49

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006

                                                           AMERICAN FUNDS          AMERICAN FUNDS
                                                     GLOBAL SMALL CAPITALIZATION        BOND
                                                         INVESTMENT DIVISION     INVESTMENT DIVISION
                                                     --------------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
Lord Abbett Bond Debenture Portfolio
 16,916,616 shares; cost $202,775,306...............      $             --        $             --
MFS Research International Portfolio
 9,820,318 shares; cost $129,700,131................                    --                      --
T. Rowe Price Mid Cap Growth Portfolio
 13,687,544 shares; cost $106,211,612...............                    --                      --
PIMCO Total Return Portfolio
 37,293,027 shares; cost $429,147,320...............                    --                      --
RCM Global Technology Portfolio
 9,563,158 shares; cost $45,518,800.................                    --                      --
Lazard Mid Cap Portfolio
 4,018,222 shares; cost $53,322,682.................                    --                      --
Met/AIM Small Cap Growth Portfolio
 1,930,410 shares; cost $24,926,573.................                    --                      --
Harris Oakmark International Portfolio
 18,093,305 shares; cost $291,793,124...............                    --                      --
Oppenheimer Capital Appreciation Portfolio
 1,387,117 shares; cost $12,078,851.................                    --                      --
Legg Mason Aggressive Growth Portfolio
 3,986,486 shares; cost $31,374,353.................                    --                      --
Third Avenue Small Cap Value Portfolio
 278,138 shares; cost $4,509,157....................                    --                      --
Neuberger Berman Real Estate Portfolio
 21,158,123 shares; cost $303,402,290...............                    --                      --
Legg Mason Value Equity Portfolio
 3,104,923 shares; cost $32,684,789.................
Cyclical Growth ETF Portfolio
 324,202 shares; cost $3,513,209....................                    --                      --
Cyclical Growth and Income ETF Portfolio
 268,070 shares; cost $2,849,967....................                    --                      --
PIMCO Inflation Protected Bond Portfolio
 1,356,218 shares; cost $13,692,508.................                    --                      --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUNDS")
American Funds Growth Portfolio
 17,649,409 shares; cost $869,015,103...............                    --                      --
American Funds Growth and Income Portfolio
 19,570,983 shares; cost $665,185,498...............                    --                      --
American Funds Global Small Capitalization Portfolio
 20,343,116 shares; cost $388,582,707...............           501,254,385                      --
American Funds Bond Portfolio
 4,876,089 shares; cost $55,091,206.................                    --              56,221,306
                                                          ----------------        ----------------
Total investments...................................           501,254,385              56,221,306
Due from Metropolitan Life Insurance Company........                    --                      --
                                                          ----------------        ----------------
Total assets........................................           501,254,385              56,221,306
LIABILITIES
Due to Metropolitan Life Insurance Company..........                  (221)                   (429)
                                                          ----------------        ----------------
NET ASSETS..........................................      $    501,254,164        $     56,220,877
                                                          ================        ================
Outstanding.........................................            17,064,435               3,656,960
Unit Fair Values....................................      $17.31 to $31.23        $13.92 to $16.74

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                         BLACKROCK
                                                                         LARGE CAP          VARIABLE B          VARIABLE C
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................    $ 16,113,903         $   450,656          $ 33,918
Expenses:
  Mortality and expense risk charges...............................      15,155,954             324,300            12,656
                                                                       ------------         -----------          --------
Net investment income (loss).......................................         957,949             126,356            21,262
                                                                       ------------         -----------          --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................     (46,296,059)         (1,299,720)          (91,377)
Realized gain distributions........................................              --                  --                --
                                                                       ------------         -----------          --------
Net realized gains (losses) on investments.........................     (46,296,059)         (1,299,720)          (91,377)
Change in net unrealized appreciation (depreciation) of investments     189,712,187           5,225,213           384,603
                                                                       ------------         -----------          --------
Net realized and unrealized gains (losses) on investments..........     143,416,128           3,925,493           293,226
                                                                       ------------         -----------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................    $144,374,077         $ 4,051,849          $314,488
                                                                       ============         ===========          ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     BLACKROCK           BLACKROCK            METLIFE               FI                   FI              T. ROWE PRICE
    DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
       2006                2006                2006                2006                 2006                 2006
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
   $ 32,173,776        $         --        $ 64,013,807         $ 3,885,697         $     33,906          $        --
     16,453,909           8,381,066          40,920,272           3,444,264            8,139,243            3,109,098
   ------------        ------------        ------------         -----------         ------------          -----------
     15,719,867          (8,381,066)         23,093,535             441,433           (8,105,337)          (3,109,098)
   ------------        ------------        ------------         -----------         ------------          -----------
    (19,936,803)        (47,448,722)         36,278,597          14,122,229          (42,902,657)          13,540,948
             --                  --         112,377,173                  --                   --                   --
   ------------        ------------        ------------         -----------         ------------          -----------
    (19,936,803)        (47,448,722)        148,655,770          14,122,229          (42,902,657)          13,540,948
    116,715,614          91,882,111         259,030,308          22,842,792          115,576,551           (4,631,796)
   ------------        ------------        ------------         -----------         ------------          -----------
     96,778,811          44,433,389         407,686,078          36,965,021           72,673,894            8,909,152
   ------------        ------------        ------------         -----------         ------------          -----------
   $112,498,678        $ 36,052,323        $430,779,613         $37,406,454         $ 64,568,557          $ 5,800,054
   ============        ============        ============         ===========         ============          ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                        OPPENHEIMER       HARRIS OAKMARK     NEUBERGER BERMAN
                                                                       GLOBAL EQUITY      LARGE CAP VALUE      MID CAP VALUE
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $ 5,810,395         $ 2,807,148        $  2,273,663
Expenses:
  Mortality and expense risk charges...............................       2,848,127           5,197,835           7,134,235
                                                                        -----------         -----------        ------------
Net investment income (loss).......................................       2,962,268          (2,390,687)         (4,860,572)
                                                                        -----------         -----------        ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       4,574,580          15,683,928          24,292,179
Realized gain distributions........................................       4,563,484                  --          49,907,547
                                                                        -----------         -----------        ------------
Net realized gains (losses) on investments.........................       9,138,064          15,683,928          74,199,726
Change in net unrealized appreciation (depreciation) of investments      20,077,478          48,930,039         (18,020,276)
                                                                        -----------         -----------        ------------
Net realized and unrealized gains (losses) on investments..........      29,215,542          64,613,967          56,179,450
                                                                        -----------         -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $32,177,810         $62,223,280        $ 51,318,878
                                                                        ===========         ===========        ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

   T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON            BLACKROCK
 LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH          STRATEGIC VALUE
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
       2006                 2006                2006                2006                2006                2006
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
    $   540,533         $33,491,038          $ 5,885,879         $ 2,169,487         $       --         $  1,339,030
      2,561,420          10,496,661            4,702,120           3,665,861            485,715            7,121,890
    -----------         -----------          -----------         -----------         ----------         ------------
     (2,020,887)         22,994,377            1,183,759          (1,496,374)          (485,715)          (5,782,860)
    -----------         -----------          -----------         -----------         ----------         ------------
      2,474,859            (311,746)          17,322,950          10,582,205          1,446,992           19,634,629
             --                  --                   --          10,957,590             34,588          103,276,223
    -----------         -----------          -----------         -----------         ----------         ------------
      2,474,859            (311,746)          17,322,950          21,539,795          1,481,580          122,910,852
     22,117,285          (2,085,917)          60,074,408          23,274,100           (514,633)         (39,026,250)
    -----------         -----------          -----------         -----------         ----------         ------------
     24,592,144          (2,397,663)          77,397,358          44,813,895            966,947           83,884,602
    -----------         -----------          -----------         -----------         ----------         ------------
    $22,571,257         $20,596,714          $78,581,117         $43,317,521         $  481,232         $ 78,101,742
    ===========         ===========          ===========         ===========         ==========         ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                      METLIFE MID CAP   FRANKLIN TEMPLETON       BLACKROCK
                                                                        STOCK INDEX      SMALL CAP GROWTH     LARGE CAP VALUE
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $ 3,399,322         $       --          $   899,571
Expenses:
  Mortality and expense risk charges...............................       4,025,452            628,279            1,385,986
                                                                        -----------         ----------          -----------
Net investment income (loss).......................................        (626,130)          (628,279)            (486,415)
                                                                        -----------         ----------          -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       9,300,992          2,217,097            1,544,754
Realized gain distributions........................................      21,307,420          2,406,439            5,108,753
                                                                        -----------         ----------          -----------
Net realized gains (losses) on investments.........................      30,608,412          4,623,536            6,653,507
Change in net unrealized appreciation (depreciation) of investments      (4,366,410)          (457,219)          12,455,703
                                                                        -----------         ----------          -----------
Net realized and unrealized gains (losses) on investments..........      26,242,002          4,166,317           19,109,210
                                                                        -----------         ----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $25,615,872         $3,538,038          $18,622,795
                                                                        ===========         ==========          ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     BLACKROCK           BLACKROCK             DAVIS           LOOMIS SAYLES            MFS           HARRIS OAKMARK
    BOND INCOME        MONEY MARKET        VENTURE VALUE         SMALL CAP        INVESTORS TRUST      FOCUSED VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
       2006                2006                2006                2006               2006(A)              2006
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
    $28,136,577         $1,293,874          $ 2,808,300         $        --         $   208,846        $    915,876
      6,343,020            428,798            5,302,096           1,041,754             112,033           5,270,290
    -----------         ----------          -----------         -----------         -----------        ------------
     21,793,557            865,076           (2,493,796)         (1,041,754)             96,813          (4,354,414)
    -----------         ----------          -----------         -----------         -----------        ------------
       (297,903)                --            4,982,999           3,504,506           2,843,538          22,377,150
        489,068                 --                   --           6,698,551           2,004,687          39,138,843
    -----------         ----------          -----------         -----------         -----------        ------------
        191,165                 --            4,982,999          10,203,057           4,848,225          61,515,993
     (7,478,355)                --           50,274,049             226,128          (3,782,849)        (15,217,073)
    -----------         ----------          -----------         -----------         -----------        ------------
     (7,287,190)                --           55,257,048          10,429,185           1,065,376          46,298,920
    -----------         ----------          -----------         -----------         -----------        ------------
    $14,506,367         $  865,076          $52,763,252         $ 9,387,431         $ 1,162,189        $ 41,944,506
    ===========         ==========          ===========         ===========         ===========        ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                            WESTERN ASSET MANAGEMENT   WESTERN ASSET MANAGEMENT
                                                          STRATEGIC BOND OPPORTUNITIES     U.S. GOVERNMENT
                                                              INVESTMENT DIVISION        INVESTMENT DIVISION
                                                          ---------------------------- ------------------------
                                                                      2006                       2006
                                                          ---------------------------- ------------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends..............................................         $12,531,545                 $5,802,412
Expenses:
  Mortality and expense risk charges.....................           3,485,483                  2,486,385
                                                                  -----------                 ----------
Net investment income (loss).............................           9,046,062                  3,316,027
                                                                  -----------                 ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......             751,554                   (474,718)
Realized gain distributions..............................           2,073,763                         --
                                                                  -----------                 ----------
Net realized gains (losses) on investments...............           2,825,317                   (474,718)
Change in net unrealized appreciation (depreciation) of
 investments.............................................          (2,640,796)                 2,133,509
                                                                  -----------                 ----------
Net realized and unrealized gains (losses) on investments             184,521                  1,658,791
                                                                  -----------                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.........................................         $ 9,230,583                 $4,974,818
                                                                  ===========                 ==========

                                                                  FI
                                                             VALUE LEADERS
                                                          INVESTMENT DIVISION
                                                          -------------------
                                                                 2006
                                                          -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends..............................................     $  661,658
Expenses:
  Mortality and expense risk charges.....................      1,095,840
                                                              ----------
Net investment income (loss).............................       (434,182)
                                                              ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......      2,524,663
Realized gain distributions..............................      1,949,693
                                                              ----------
Net realized gains (losses) on investments...............      4,474,356
Change in net unrealized appreciation (depreciation) of
 investments.............................................      3,640,058
                                                              ----------
Net realized and unrealized gains (losses) on investments      8,114,414
                                                              ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.........................................     $7,680,232
                                                              ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

        MFS                BLACKROCK                METLIFE          METLIFE CONSERVATIVE        METLIFE
   TOTAL RETURN     LEGACY LARGE CAP GROWTH CONSERVATIVE ALLOCATION TO MODERATE ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- ----------------------- ----------------------- ---------------------- -------------------
       2006                  2006                    2006                    2006                 2006
------------------- ----------------------- ----------------------- ---------------------- -------------------
    $ 3,478,184            $       5              $  720,680             $ 2,608,603           $ 3,528,456
      1,185,242              244,896                 353,295               1,602,956             3,283,043
    -----------            ---------              ----------             -----------           -----------
      2,292,942             (244,891)                367,385               1,005,647               245,413
    -----------            ---------              ----------             -----------           -----------
        905,042              556,239                 (70,905)                111,436               320,394
      2,259,849                   --                 280,666               1,821,229             5,053,918
    -----------            ---------              ----------             -----------           -----------
      3,164,891              556,239                 209,761               1,932,665             5,374,312
      5,611,141              218,184               1,128,045               7,743,098            23,338,620
    -----------            ---------              ----------             -----------           -----------
      8,776,032              774,423               1,337,806               9,675,763            28,712,932
    -----------            ---------              ----------             -----------           -----------
    $11,068,974            $ 529,532              $1,705,191             $10,681,410           $28,958,345
    ===========            =========              ==========             ===========           ===========

    METLIFE MODERATE
TO AGGRESSIVE ALLOCATION
  INVESTMENT DIVISION
------------------------
          2006
------------------------
      $ 1,801,861
        2,469,266
      -----------
         (667,405)
      -----------
          208,474
        4,744,322
      -----------
        4,952,796
       21,988,468
      -----------
       26,941,264
      -----------
      $26,273,859
      ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                           METLIFE                FI               FIDELITY
                                                                    AGGRESSIVE ALLOCATION      LARGE CAP         MONEY MARKET
                                                                     INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    --------------------- ------------------- -------------------
                                                                            2006               2006 (B)              2006
                                                                    --------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................      $  212,694            $     --            $540,532
Expenses:
  Mortality and expense risk charges...............................         334,225              12,907             104,213
                                                                         ----------            --------            --------
Net investment income (loss).......................................        (121,531)            (12,907)            436,319
                                                                         ----------            --------            --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................         209,911               2,511                  --
Realized gain distributions........................................         922,274                  --                  --
                                                                         ----------            --------            --------
Net realized gains (losses) on investments.........................       1,132,185               2,511                  --
Change in net unrealized appreciation (depreciation) of investments       2,759,207             186,531                  --
                                                                         ----------            --------            --------
Net realized and unrealized gains (losses) on investments..........       3,891,392             189,042                  --
                                                                         ----------            --------            --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................      $3,769,861            $176,135            $436,319
                                                                         ==========            ========            ========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

     FIDELITY            FIDELITY            FIDELITY             FIDELITY          CALVERT SOCIAL      CALVERT SOCIAL
   EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND      BALANCED         MID CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
       2006                2006                2006                 2006                 2006                2006
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
    $ 4,189,089         $   540,910         $  315,576            $ 798,106           $1,412,565          $       --
      1,161,737           1,235,772            344,539              183,238              703,241             114,143
    -----------         -----------         ----------            ---------           ----------          ----------
      3,027,352            (694,862)           (28,963)             614,868              709,324            (114,143)
    -----------         -----------         ----------            ---------           ----------          ----------
        891,780          (4,239,529)         2,025,319             (182,102)             113,705            (273,525)
     15,144,271                  --            219,385               47,791            1,083,954                  --
    -----------         -----------         ----------            ---------           ----------          ----------
     16,036,051          (4,239,529)         2,244,704             (134,311)           1,197,659            (273,525)
      2,787,431          12,604,530          3,579,948              144,400            2,520,036           1,125,302
    -----------         -----------         ----------            ---------           ----------          ----------
     18,823,482           8,365,001          5,824,652               10,089            3,717,695             851,777
    -----------         -----------         ----------            ---------           ----------          ----------
    $21,850,834         $ 7,670,139         $5,795,689            $ 624,957           $4,427,019          $  737,634
    ===========         ===========         ==========            =========           ==========          ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                        LORD ABBETT        MFS RESEARCH        T. ROWE PRICE
                                                                      BOND DEBENTURE       INTERNATIONAL      MID-CAP GROWTH
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $11,732,422         $ 1,495,372         $        --
Expenses:
  Mortality and expense risk charges...............................       2,373,179           1,276,333           1,485,639
                                                                        -----------         -----------         -----------
Net investment income (loss).......................................       9,359,243             219,039          (1,485,639)
                                                                        -----------         -----------         -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       1,596,391           4,058,635           7,024,004
Realized gain distributions........................................              --           6,152,857           3,805,825
                                                                        -----------         -----------         -----------
Net realized gains (losses) on investments.........................       1,596,391          10,211,492          10,829,829
Change in net unrealized appreciation (depreciation) of investments       3,032,569          10,374,621          (4,404,620)
                                                                        -----------         -----------         -----------
Net realized and unrealized gains (losses) on investments..........       4,628,960          20,586,113           6,425,209
                                                                        -----------         -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $13,988,203         $20,805,152         $ 4,939,570
                                                                        ===========         ===========         ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

       PIMCO            RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK        OPPENHEIMER
   TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL    CAPITAL APPRECIATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
       2006                2006                2006                2006                2006                 2006
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
    $11,484,191         $       --          $  159,290          $       --          $ 5,330,773          $   9,954
      5,574,393            676,756             582,584             302,685            3,093,070            113,530
    -----------         ----------          ----------          ----------          -----------          ---------
      5,909,798           (676,756)           (423,294)           (302,685)           2,237,703           (103,576)
    -----------         ----------          ----------          ----------          -----------          ---------
      1,258,037            649,346             556,985             568,842            9,395,909             41,772
        177,489                 --           5,119,575           3,027,712           14,305,522             53,902
    -----------         ----------          ----------          ----------          -----------          ---------
      1,435,526            649,346           5,676,560           3,596,554           23,701,431             95,674
      6,453,586          1,808,074             362,830            (698,241)          31,114,541            594,079
    -----------         ----------          ----------          ----------          -----------          ---------
      7,889,112          2,457,420           6,039,390           2,898,313           54,815,972            689,753
    -----------         ----------          ----------          ----------          -----------          ---------
    $13,798,910         $1,780,664          $5,616,096          $2,595,628          $57,053,675          $ 586,177
    ===========         ==========          ==========          ==========          ===========          =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                        LEGG MASON         THIRD AVENUE      NEUBERGER BERMAN
                                                                     AGGRESSIVE GROWTH    SMALL CAP VALUE       REAL ESTATE
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
                                                                           2006                2006                2006
                                                                    ------------------- ------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................     $        --          $ 14,368           $ 2,465,505
Expenses:
  Mortality and expense risk charges...............................         419,475            41,630             3,506,203
                                                                        -----------          --------           -----------
Net investment income (loss).......................................        (419,475)          (27,262)           (1,040,698)
                                                                        -----------          --------           -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................       1,781,718            56,257             4,709,695
Realized gain distributions........................................       1,901,076           217,356            12,980,584
                                                                        -----------          --------           -----------
Net realized gains (losses) on investments.........................       3,682,794           273,613            17,690,279
Change in net unrealized appreciation (depreciation) of investments      (4,438,090)          141,550            61,645,842
                                                                        -----------          --------           -----------
Net realized and unrealized gains (losses) on investments..........        (755,296)          415,163            79,336,121
                                                                        -----------          --------           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS........................................................     $(1,174,771)         $387,901           $78,295,423
                                                                        ===========          ========           ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

    LEGG MASON           CYCLICAL             CYCLICAL          PIMCO INFLATION     AMERICAN FUNDS      AMERICAN FUNDS
   VALUE EQUITY         GROWTH ETF      GROWTH AND INCOME ETF   PROTECTED BOND          GROWTH           GROWTH-INCOME
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- --------------------- ------------------- ------------------- -------------------
     2006 (B)            2006 (B)             2006 (B)             2006 (B)              2006                2006
------------------- ------------------- --------------------- ------------------- ------------------- -------------------
    $   22,516           $ 34,010             $ 35,964             $     --           $ 8,510,844         $11,901,053
       262,827             15,788               12,761               69,864            14,431,572          10,351,145
    ----------           --------             --------             --------           -----------         -----------
      (240,311)            18,222               23,203              (69,864)           (5,920,728)          1,549,908
    ----------           --------             --------             --------           -----------         -----------
        (8,517)            19,274               11,632               25,327            10,384,274           7,278,287
       642,631              8,011                   --                   --             6,235,007          17,021,991
    ----------           --------             --------             --------           -----------         -----------
       634,114             27,285               11,632               25,327            16,619,281          24,300,278
     1,925,110            179,453              132,729               (8,122)           73,139,372          67,505,598
    ----------           --------             --------             --------           -----------         -----------
     2,559,224            206,738              144,361               17,205            89,758,653          91,805,876
    ----------           --------             --------             --------           -----------         -----------
    $2,318,913           $224,960             $167,564             $(52,659)          $83,837,925         $93,355,784
    ==========           ========             ========             ========           ===========         ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENT OF OPERATIONS -- (CONCLUDED)
                     FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                          AMERICAN FUNDS          AMERICAN FUNDS
                                                                    GLOBAL SMALL CAPITALIZATION        BOND
                                                                        INVESTMENT DIVISION     INVESTMENT DIVISION
                                                                    --------------------------- -------------------
                                                                               2006                  2006 (B)
                                                                    --------------------------- -------------------
INVESTMENT INCOME (LOSS):
Income:
  Dividends........................................................         $ 1,960,859             $  156,661
Expenses:
  Mortality and expense risk charges...............................           6,051,299                203,672
                                                                            -----------             ----------
Net investment income (loss).......................................          (4,090,440)               (47,011)
                                                                            -----------             ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.................          22,678,634                  7,666
Realized gain distributions........................................          21,914,416                     --
                                                                            -----------             ----------
Net realized gains (losses) on investments.........................          44,593,050                  7,666
Change in net unrealized appreciation (depreciation) of investments          38,349,644              1,130,100
                                                                            -----------             ----------
Net realized and unrealized gains (losses) on investments..........          82,942,694              1,137,766
                                                                            -----------             ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....         $78,852,254             $1,090,755
                                                                            ===========             ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                                                  BLACKROCK
                                                                                  LARGE CAP                   VARIABLE B
                                                                             INVESTMENT DIVISION          INVESTMENT DIVISION
                                                                       ------------------------------  ------------------------
                                                                            2006            2005           2006         2005
                                                                       --------------  --------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $      957,949  $   (1,611,573) $   126,356  $    56,021
 Total realized gains (losses) from investments.......................    (46,296,059)    (39,298,584)  (1,299,720)    (987,083)
 Change in net unrealized appreciation (deprecation) of investments...    189,712,187      68,346,971    5,225,213    1,788,703
                                                                       --------------  --------------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......    144,374,077      27,436,814    4,051,849      857,641
                                                                       --------------  --------------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................     34,349,830      40,930,417       35,830       76,535
 Transfers between investment divisions (including fixed account), net    (96,990,484)    (85,256,124)           6       37,401
 Transfers from contract benefits and terminations....................   (135,704,502)   (138,963,905)  (6,443,188)  (4,797,630)
 Contract maintenance charges.........................................             --              --           --
                                                                       --------------  --------------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   (198,345,156)   (183,289,612)  (6,407,352)  (4,683,694)
                                                                       --------------  --------------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................    (53,971,079)   (155,852,798)  (2,355,503)  (3,826,053)
NET ASSETS - BEGINNING OF PERIOD......................................  1,267,668,619   1,423,521,417   34,430,948   38,257,001
                                                                       --------------  --------------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $1,213,697,540  $1,267,668,619  $32,075,445  $34,430,948
                                                                       ==============  ==============  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

                                   BLACKROCK                     BLACKROCK                      METLIFE
      VARIABLE C                  DIVERSIFIED                AGGRESSIVE GROWTH                STOCK INDEX
  INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
----------------------  ------------------------------  --------------------------  ------------------------------
   2006        2005          2006            2005           2006          2005           2006            2005
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
$   21,262  $   16,585  $   15,719,867  $    4,951,024  $ (8,381,066) $ (8,613,160) $   23,093,535  $   10,656,148
   (91,377)    (79,462)    (19,936,803)     (7,976,947)  (47,448,722)  (68,050,584)    148,655,770       1,420,997
   384,603     136,566     116,715,614      26,194,695    91,882,111   138,949,377     259,030,308      92,252,646
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
   314,488      73,689     112,498,678      23,168,772    36,052,323    62,285,633     430,779,613     104,329,791
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
    12,045     262,213      37,174,704      49,320,130    21,386,853    23,467,028     235,457,047     292,297,982
        13     (25,686)    (80,436,444)    (62,879,398)  (38,176,940)  (38,816,106)   (143,055,783)    (43,923,599)
  (602,437)   (350,917)   (149,550,543)   (154,733,837)  (75,566,378)  (68,809,878)   (328,120,499)   (291,371,136)
        --                          --                            --                            --
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
  (590,379)   (114,390)   (192,812,283)   (168,293,105)  (92,356,465)  (84,158,956)   (235,719,235)    (42,996,753)
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
  (275,891)    (40,701)    (80,313,605)   (145,124,333)  (56,304,142)  (21,873,323)    195,060,378      61,333,038
 2,530,897   2,571,598   1,364,024,142   1,509,148,475   713,800,758   735,674,081   3,217,216,070   3,155,883,032
----------  ----------  --------------  --------------  ------------  ------------  --------------  --------------
$2,255,006  $2,530,897  $1,283,710,537  $1,364,024,142  $657,496,616  $713,800,758  $3,412,276,448  $3,217,216,070
==========  ==========  ==============  ==============  ============  ============  ==============  ==============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                   FI                          FI
                                                                           INTERNATIONAL STOCK        MID CAP OPPORTUNITIES
                                                                           INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                       --------------------------  --------------------------
                                                                           2006          2005          2006          2005
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $    441,433  $ (1,336,288) $ (8,105,337) $ (8,151,770)
 Total realized gains (losses) from investments.......................   14,122,229     6,451,261   (42,902,657)  (78,218,630)
 Change in net unrealized appreciation (deprecation) of investments...   22,842,792    29,273,691   115,576,551   121,074,896
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from operations......   37,406,454    34,388,664    64,568,557    34,704,496
                                                                       ------------  ------------  ------------  ------------
From capital transactions:
 Payments received from contract owners...............................   22,659,871    16,900,649    36,657,483   (27,276,561)
 Transfers between investment divisions (including fixed account), net   12,694,940    10,398,241   (43,721,000)  (50,987,306)
 Transfers from contract benefits and terminations....................  (24,467,901)  (19,238,058)  (67,487,893)     (131,789)
 Contract maintenance charges.........................................           --                          --            --
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   10,886,910     8,060,832   (74,551,410)  (78,395,656)
                                                                       ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..............................................   48,293,364    42,449,497    (9,982,853)  (43,691,160)
NET ASSETS - BEGINNING OF PERIOD......................................  246,270,129   203,820,632   672,025,922   715,717,082
                                                                       ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD............................................ $294,563,493  $246,270,129  $662,043,069  $672,025,922
                                                                       ============  ============  ============  ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

       T. ROWE PRICE                OPPENHEIMER               HARRIS OAKMARK             NEUBERGER BERMAN
     SMALL CAP GROWTH              GLOBAL EQUITY              LARGE CAP VALUE              MID CAP VALUE
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------  --------------------------  --------------------------  --------------------------
    2006          2005          2006          2005          2006          2005          2006          2005
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ (3,109,098) $ (2,912,535) $  2,962,268  $ (1,236,484) $ (2,390,687) $ (2,601,116) $ (4,860,572) $ (4,520,931)
  13,540,948     9,560,832     9,138,064     1,818,749    15,683,928     7,641,683    74,199,726    46,549,790
  (4,631,796)   15,268,897    20,077,478    25,605,072    48,930,039   (15,864,023)  (18,020,276)    5,286,823
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   5,800,054    21,917,194    32,177,810    26,187,337    62,223,280   (10,823,456)   51,318,878    47,315,682
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  18,024,486    16,831,899    20,931,240    15,506,023    33,399,231    51,307,981    68,483,136    64,666,722
  (8,428,762)   (8,452,821)    7,801,220    12,101,542   (37,339,424)    3,175,576   (11,690,943)   80,908,710
 (23,810,917)  (23,415,426)  (20,034,932)  (15,974,206)  (34,172,523)  (30,623,388)  (41,726,841)  (33,624,410)
          --                          --                          --                          --
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (14,215,193)  (15,036,348)    8,697,528    11,633,359   (38,112,716)   23,860,169    15,065,352   111,951,022
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  (8,415,139)    6,880,846    40,875,338    37,820,696    24,110,564    13,036,713    66,384,230   159,266,704
 250,349,096   243,468,250   210,571,508   172,750,812   408,151,596   395,114,883   517,299,339   358,032,635
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$241,933,957  $250,349,096  $251,446,846  $210,571,508  $432,262,160  $408,151,596  $583,683,569  $517,299,339
============  ============  ============  ============  ============  ============  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                              T. ROWE PRICE              LEHMAN BROTHERS
                                                                            LARGE CAP GROWTH          AGGREGATE BOND INDEX
                                                                           INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                       --------------------------  --------------------------
                                                                           2006          2005          2006          2005
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $ (2,020,887) $ (1,367,576) $ 22,994,377  $ 16,127,633
 Total realized gains (losses) from investments.......................    2,474,859    (2,051,147)     (311,746)    1,757,274
 Change in net unrealized appreciation (deprecation) of investments...   22,117,285    13,286,058    (2,085,917)  (13,468,805)
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from operations......   22,571,257     9,867,335    20,596,714     4,416,102
                                                                       ------------  ------------  ------------  ------------
From capital transactions:
 Payments received from contract owners...............................   18,831,497    22,099,396   128,375,546   124,276,621
 Transfers between investment divisions (including fixed account), net    1,807,069     2,160,340    (1,225,278)   32,166,878
 Transfers from contract benefits and terminations....................  (17,198,220)  (14,111,423)  (66,489,361)     (136,656)
 Contract maintenance charges.........................................           --            --            --
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................    3,440,346    10,148,313    60,660,907   156,306,843
                                                                       ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..............................................   26,011,603    20,015,648    81,257,621   160,722,945
NET ASSETS - BEGINNING OF PERIOD......................................  194,650,515   174,634,867   768,286,065   607,563,120
                                                                       ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD............................................ $220,662,118  $194,650,515  $849,543,686  $768,286,065
                                                                       ============  ============  ============  ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

      MORGAN STANLEY                  RUSSELL                   JENNISON                   BLACKROCK
        EAFE INDEX                  2000 INDEX                   GROWTH                 STRATEGIC VALUE
    INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
--------------------------  --------------------------  ------------------------  --------------------------
    2006          2005          2006          2005          2006         2005         2006          2005
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
$  1,183,759  $    704,739  $ (1,496,374) $ (1,363,619) $  (485,715) $  (290,646) $ (5,782,860) $ (6,850,298)
  17,322,950    10,030,049    21,539,795    18,374,209    1,481,580      966,967   122,910,852    56,396,267
  60,074,408    22,293,331    23,274,100    (8,363,689)    (514,633)   5,598,355   (39,026,250)  (34,906,982)
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  78,581,117    33,028,119    43,317,521     8,646,901      481,232    6,274,676    78,101,742    14,638,987
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  54,577,278    60,968,023    31,554,712    32,109,644    4,337,987    2,367,162    41,047,211    51,661,184
   3,439,574      (368,645)    9,210,140    (1,045,682)     776,865   30,576,435   (30,405,883)  (26,462,830)
 (26,836,889)  (20,660,113)  (24,080,336)  (22,411,541)  (3,507,419)  (2,103,299)  (46,307,185)  (43,925,381)
          --                          --                         --                         --
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
  31,179,963    39,939,265    16,684,516     8,652,421    1,607,433   30,840,298   (35,665,857)  (18,727,027)
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
 109,761,080    72,967,384    60,002,037    17,299,322    2,088,665   37,114,974    42,435,885    (4,088,040)
 314,544,224   241,576,840   259,430,466   242,131,144   37,114,974           --   538,301,526   542,389,566
------------  ------------  ------------  ------------  -----------  -----------  ------------  ------------
$424,305,304  $314,544,224  $319,432,503  $259,430,466  $39,203,639  $37,114,974  $580,737,411  $538,301,526
============  ============  ============  ============  ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                             METLIFE MID CAP          FRANKLIN TEMPLETON
                                                                               STOCK INDEX             SMALL CAP GROWTH
                                                                           INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       --------------------------  ------------------------
                                                                           2006          2005          2006         2005
                                                                       ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $   (626,130) $ (1,665,021) $  (628,279) $  (533,049)
 Total realized gains (losses) from investments.......................   30,608,412    19,825,389    4,623,536    4,088,641
 Change in net unrealized appreciation (deprecation) of investments...   (4,366,410)    8,391,642     (457,219)  (2,024,097)
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......   25,615,872    26,552,010    3,538,038    1,531,495
                                                                       ------------  ------------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................   40,357,816    39,602,445    5,108,203    5,692,970
 Transfers between investment divisions (including fixed account), net    9,219,029    11,831,439    1,816,541      336,182
 Transfers from contract benefits and terminations....................  (22,555,708)  (17,943,698)  (3,885,607)  (3,446,057)
 Contract maintenance charges.........................................           --                         --
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   27,021,137    33,490,186    3,039,137    2,583,095
                                                                       ------------  ------------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................   52,637,009    60,042,196    6,577,175    4,114,590
NET ASSETS - BEGINNING OF PERIOD......................................  283,308,837   223,266,641   43,057,929   38,943,339
                                                                       ------------  ------------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $335,945,846  $283,308,837  $49,635,104  $43,057,929
                                                                       ============  ============  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

        BLACKROCK                   BLACKROCK                  BLACKROCK                    DAVIS
     LARGE CAP VALUE               BOND INCOME               MONEY MARKET               VENTURE VALUE
   INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
-------------------------  --------------------------  ------------------------  --------------------------
    2006          2005         2006          2005          2006         2005         2006          2005
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
$   (486,415) $  (321,267) $ 21,793,557  $ 12,790,647  $   865,076  $   275,092  $ (2,493,796) $ (1,834,694)
   6,653,507    2,771,642       191,165     7,801,041           --           --     4,982,999     1,502,572
  12,455,703      218,549    (7,478,355)  (15,445,189)          --           --    50,274,049    23,743,397
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  18,622,795    2,668,924    14,506,367     5,146,499      865,076      275,092    52,763,252    23,411,275
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  28,951,101   12,211,448    41,515,410    49,588,861    7,004,164    8,406,946    71,850,716    62,315,737
  72,932,257    4,144,484    (9,024,442)   11,749,493     (242,654)     117,783    73,715,427    68,267,356
  (7,216,039)  (3,848,900)  (50,331,163)  (46,044,283)  (4,198,191)  (5,349,540)  (27,045,387)  (17,170,910)
          --                         --                         --                         --
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
  94,667,319   12,507,032   (17,840,195)   15,294,071    2,563,319    3,175,189   118,520,756   113,412,183
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
 113,290,114   15,175,956    (3,333,828)   20,440,570    3,428,395    3,450,281   171,284,008   136,823,458
  66,157,275   50,981,319   499,970,297   479,529,727   26,441,007   22,990,726   327,836,546   191,013,088
------------  -----------  ------------  ------------  -----------  -----------  ------------  ------------
$179,447,389  $66,157,275  $496,636,469  $499,970,297  $29,869,403  $26,441,007  $499,120,554  $327,836,546
============  ===========  ============  ============  ===========  ===========  ============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                             LOOMIS SAYLES                   MFS
                                                                               SMALL CAP               INVESTORS TRUST
                                                                          INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       -------------------------  -------------------------
                                                                           2006          2005       2006 (A)        2005
                                                                       ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $ (1,041,754) $  (575,589) $     96,813  $  (257,739)
 Total realized gains (losses) from investments.......................   10,203,057    2,527,312     4,848,225      762,712
 Change in net unrealized appreciation (deprecation) of investments...      226,128      876,668    (3,782,849)     817,021
                                                                       ------------  -----------  ------------  -----------
 Net increase (decrease) in net assets resulting from operations......    9,387,431    2,828,391     1,162,189    1,321,994
                                                                       ------------  -----------  ------------  -----------
From capital transactions:
 Payments received from contract owners...............................   13,913,544    8,366,730       933,681    2,401,461
 Transfers between investment divisions (including fixed account), net   29,415,556    7,296,191   (25,874,503)   2,385,517
 Transfers from contract benefits and terminations....................   (5,248,520)  (3,486,184)     (752,026)  (1,885,784)
 Contract maintenance charges.........................................           --                         --
                                                                       ------------  -----------  ------------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   38,080,580   12,176,737   (25,692,848)   2,901,194
                                                                       ------------  -----------  ------------  -----------
NET CHANGE IN NET ASSETS..............................................   47,468,011   15,005,128   (24,530,659)   4,223,188
NET ASSETS - BEGINNING OF PERIOD......................................   53,640,656   38,635,528    24,530,659   20,307,471
                                                                       ------------  -----------  ------------  -----------
NET ASSETS - END OF PERIOD............................................ $101,108,667  $53,640,656  $         --  $24,530,659
                                                                       ============  ===========  ============  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

      HARRIS OAKMARK         WESTERN ASSET MANAGEMENT     WESTERN ASSET MANAGEMENT               FI
       FOCUSED VALUE        STRATEGIC BOND OPPORTUNITIES       U.S. GOVERNMENT             VALUE LEADERS
    INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION        INVESTMENT DIVISION
--------------------------  --------------------------   --------------------------  -------------------------
    2006          2005          2006           2005          2006          2005          2006          2005
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
$ (4,354,414) $ (4,679,373) $  9,046,062   $  2,564,723  $  3,316,027  $   (182,049) $   (434,182) $  (157,408)
  61,515,993    13,019,564     2,825,317      4,380,764      (474,718)    2,623,923     4,474,356    1,715,633
 (15,217,073)   21,366,130    (2,640,796)    (4,387,279)    2,133,509    (2,105,055)    3,640,058    2,647,155
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
  41,944,506    29,706,321     9,230,583      2,558,208     4,974,818       336,819     7,680,232    4,205,380
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
  36,045,476    48,857,152    40,502,979     43,589,308    29,306,103    38,805,080    20,348,324   12,535,818
 (40,301,143)   35,862,086    22,698,121     53,890,284     6,971,272    26,362,982    22,262,237   17,837,481
 (32,707,930)  (28,369,753)  (19,579,996)   (12,554,794)  (15,291,501)  (13,481,998)   (4,911,671)  (2,533,702)
          --                          --                           --                          --
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
 (36,963,597)   56,349,485    43,621,104     84,924,798    20,985,874    51,686,064    37,698,890   27,839,597
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
   4,980,909    86,055,806    52,851,687     87,483,006    25,960,692    52,022,883    45,379,122   32,044,977
 413,672,421   327,616,615   228,960,440    141,477,434   176,329,793   124,306,910    54,642,394   22,597,417
------------  ------------  ------------   ------------  ------------  ------------  ------------  -----------
$418,653,330  $413,672,421  $281,812,127   $228,960,440  $202,290,485  $176,329,793  $100,021,516  $54,642,394
============  ============  ============   ============  ============  ============  ============  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                  MFS                     BLACKROCK
                                                                              TOTAL RETURN         LEGACY LARGE CAP GROWTH
                                                                          INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       -------------------------  ------------------------
                                                                           2006          2005         2006         2005
                                                                       ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  2,292,942  $   515,322  $  (244,891) $  (107,255)
 Total realized gains (losses) from investments.......................    3,164,891    2,083,703      556,239      184,292
 Change in net unrealized appreciation (deprecation) of investments...    5,611,141     (521,531)     218,184      683,008
                                                                       ------------  -----------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......   11,068,974    2,077,494      529,532      760,045
                                                                       ------------  -----------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................   12,171,477   15,108,736    4,770,396    3,849,789
 Transfers between investment divisions (including fixed account), net    6,736,469   19,240,330    4,944,278    3,349,368
 Transfers from contract benefits and terminations....................  (11,006,826)  (8,734,202)  (1,211,536)    (478,465)
 Contract maintenance charges.........................................           --                        --
                                                                       ------------  -----------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................    7,901,120   25,614,864    8,503,138    6,720,692
                                                                       ------------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................   18,970,094   27,692,358    9,032,670    7,480,737
NET ASSETS - BEGINNING OF PERIOD......................................   98,990,430   71,298,072   13,090,953    5,610,216
                                                                       ------------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $117,960,524  $98,990,430  $22,123,623  $13,090,953
                                                                       ============  ===========  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

         METLIFE                   METLIFE                             METLIFE                    METLIFE
 CONSERVATIVE ALLOCATION  CONSERVATIVE TO MODERATE ALLOCATION    MODERATE ALLOCATION     MODERATE TO AGGRESSIVE ALLOCATION
   INVESTMENT DIVISION       INVESTMENT DIVISION                 INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  ----------------------------------  -------------------------  --------------------------------
    2006       2005 (C)       2006             2005 (C)           2006        2005 (C)       2006            2005 (C)
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
$   367,385  $   (11,344) $  1,005,647       $    (3,223)     $    245,413  $    22,600  $   (667,405)     $      (285)
    209,761       23,707     1,932,665            65,983         5,374,312      113,227     4,952,796           47,342
  1,128,045       97,271     7,743,098           636,014        23,338,620    1,665,844    21,988,468        1,453,294
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
  1,705,191      109,634    10,681,410           698,774        28,958,345    1,801,671    26,273,859        1,500,351
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
 15,354,139    5,109,349    88,250,619        26,244,514       222,975,475   50,958,994   196,850,414       35,896,977
 14,671,406    7,847,626    71,458,396        21,710,230       156,234,630   35,508,298   124,512,359       23,145,157
 (2,653,577)    (366,243)   (5,675,045)       (1,023,694)      (11,452,055)    (775,539)   (6,361,669)        (400,177)
         --                         --                                  --                         --
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
 27,371,968   12,590,732   154,033,970        46,931,050       367,758,050   85,691,753   315,001,104       58,641,957
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
 29,077,159   12,700,366   164,715,380        47,629,824       396,716,395   87,493,424   341,274,963       60,142,308
 12,700,366           --    47,629,824                --        87,493,424           --    60,142,308               --
-----------  -----------    ------------       -----------    ------------  -----------    ------------     -----------
$41,777,525  $12,700,366  $212,345,204       $47,629,824      $484,209,819  $87,493,424  $401,417,271      $60,142,308
===========  ===========    ============       ===========    ============  ===========    ============     ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                               METLIFE                  FI
                                                                        AGGRESSIVE ALLOCATION        LARGE CAP
                                                                         INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                       -----------------------  -------------------
                                                                           2006      2005 (C)        2006 (B)
                                                                       -----------  ----------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  (121,531) $    1,693      $  (12,907)
 Total realized gains (losses) from investments.......................   1,132,185      54,145           2,511
 Change in net unrealized appreciation (deprecation) of investments...   2,759,207     173,131         186,531
                                                                       -----------  ----------      ----------
 Net increase (decrease) in net assets resulting from operations......   3,769,861     228,969         176,135
                                                                       -----------  ----------      ----------
From capital transactions:
 Payments received from contract owners...............................  16,486,401   4,120,526       1,051,270
 Transfers between investment divisions (including fixed account), net  17,073,323   3,121,840       1,663,151
 Transfers from contract benefits and terminations....................  (1,486,409)   (122,617)        (60,399)
 Contract maintenance charges.........................................          --                          --
                                                                       -----------  ----------      ----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................  32,073,315   7,119,749       2,654,022
                                                                       -----------  ----------      ----------
NET CHANGE IN NET ASSETS..............................................  35,843,176   7,348,718       2,830,157
NET ASSETS - BEGINNING OF PERIOD......................................   7,348,718          --              --
                                                                       -----------  ----------      ----------
NET ASSETS - END OF PERIOD............................................ $43,191,894  $7,348,718      $2,830,157
                                                                       ===========  ==========      ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

        FIDELITY                   FIDELITY                    FIDELITY                   FIDELITY
      MONEY MARKET               EQUITY-INCOME                  GROWTH                    OVERSEAS
   INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  --------------------------  --------------------------  ------------------------
    2006         2005         2006          2005          2006          2005          2006         2005
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
$   436,319  $   150,701  $  3,027,352  $    925,194  $   (694,862) $   (614,198) $   (28,963) $   (88,578)
         --           --    16,036,051     5,284,011    (4,239,529)   (2,593,520)   2,244,704    1,288,359
         --           --     2,787,431      (483,290)   12,604,530     9,442,722    3,579,948    3,985,942
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
    436,319      150,701    21,850,834     5,725,915     7,670,139     6,235,004    5,795,689    5,185,723
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
  2,594,451    2,569,045     6,000,261     7,499,907     7,450,729     8,881,884    2,599,211    2,536,836
  6,062,232     (432,032)   (1,909,987)   (5,668,032)   (7,700,700)  (12,732,941)   1,686,442      253,657
 (4,113,763)  (3,825,949)  (17,906,700)  (17,250,269)  (20,909,643)  (18,125,575)  (4,405,967)  (4,990,791)
         --                         --                          --            --           --
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
  4,542,920   (1,688,936)  (13,816,426)  (15,418,394)  (21,159,614)  (21,976,632)    (120,314)  (2,200,298)
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
  4,979,239   (1,538,235)    8,034,408    (9,692,479)  (13,489,475)  (15,741,628)   5,675,375    2,985,425
  6,200,922    7,739,157   124,173,091   133,865,570   141,359,911   157,101,539   34,046,278   31,060,853
-----------  -----------  ------------  ------------  ------------  ------------  -----------  -----------
$11,180,161  $ 6,200,922  $132,207,499  $124,173,091  $127,870,436  $141,359,911  $39,721,653  $34,046,278
===========  ===========  ============  ============  ============  ============  ===========  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                     FIDELITY               CALVERT SOCIAL
                                                                               INVESTMENT GRADE BOND           BALANCED
                                                                                INVESTMENT DIVISION       INVESTMENT DIVISION
                                                                             ------------------------  ------------------------
                                                                                 2006         2005         2006         2005
                                                                             -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   614,868  $   581,378  $   709,324  $   383,557
  Total realized gains (losses) from investments............................    (134,311)     464,121    1,197,659      464,408
  Change in net unrealized appreciation (deprecation) of investments........     144,400     (776,961)   2,520,036    1,723,358
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations...........     624,957      268,538    4,427,019    2,571,323
                                                                             -----------  -----------  -----------  -----------
From capital transactions:
  Payments received from contract owners....................................   1,923,063    3,076,796    5,317,660    5,019,996
  Transfers between investment divisions (including fixed account), net.....    (899,521)    (774,101)  (1,818,498)    (577,644)
  Transfers from contract benefits and terminations.........................  (3,009,570)  (3,379,237)  (5,171,946)  (4,997,065)
  Contract maintenance charges..............................................          --                        --
                                                                             -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital transactions.  (1,986,028)  (1,076,542)  (1,672,784)    (554,713)
                                                                             -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................................................  (1,361,071)    (808,004)   2,754,235    2,016,610
NET ASSETS - BEGINNING OF PERIOD............................................  20,803,805   21,611,809   60,311,328   58,294,718
                                                                             -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................................................. $19,442,734  $20,803,805  $63,065,563  $60,311,328
                                                                             ===========  ===========  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005


  The accompanying notes are an integral part of these financial statements.

     CALVERT SOCIAL               LORD ABBETT                MFS RESEARCH              T. ROWE PRICE
     MID CAP GROWTH             BOND DEBENTURE              INTERNATIONAL              MID CAP GROWTH
   INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------  --------------------------  -------------------------  -------------------------
    2006         2005         2006          2005          2006          2005         2006          2005
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
$  (114,143) $  (124,547) $  9,359,243  $  5,131,929  $    219,039  $  (304,641) $ (1,485,639) $  (941,218)
   (273,525)    (737,962)    1,596,391     2,182,129    10,211,492    5,533,181    10,829,829    5,306,668
  1,125,302      791,771     3,032,569    (6,441,840)   10,374,621    1,345,305    (4,404,620)   5,448,667
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
    737,634      (70,738)   13,988,203       872,218    20,805,152    6,573,845     4,939,570    9,814,117
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
  1,176,651    1,338,690    27,764,289    27,146,739    19,054,573    7,780,322    18,147,597   12,818,016
   (988,498)    (618,035)   24,544,402    17,983,892    59,687,861   11,361,343     9,434,550   14,171,794
 (1,530,925)  (1,773,795)  (15,285,877)  (11,920,213)   (6,588,223)  (3,162,519)   (8,334,967)  (5,142,101)
         --                         --                          --                         --
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
 (1,342,772)  (1,053,140)   37,022,814    33,210,418    72,154,211   15,979,146    19,247,180   21,847,709
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
   (605,138)  (1,123,878)   51,011,017    34,082,636    92,959,363   22,552,991    24,186,750   31,661,827
 12,565,055   13,688,933   159,818,940   125,736,304    54,271,700   31,718,709    94,663,044   63,001,217
-----------  -----------  ------------  ------------  ------------  -----------  ------------  -----------
$11,959,917  $12,565,055  $210,829,957  $159,818,940  $147,231,063  $54,271,700  $118,849,794  $94,663,044
===========  ===========  ============  ============  ============  ===========  ============  ===========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005



                                                                                  PIMCO                   RCM GLOBAL
                                                                              TOTAL RETURN                TECHNOLOGY
                                                                           INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                       --------------------------  ------------------------
                                                                           2006          2005          2006         2005
                                                                       ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  5,909,798  $ (4,574,955) $  (676,756) $  (633,688)
 Total realized gains (losses) from investments.......................    1,435,526     3,894,806      649,346     (300,688)
 Change in net unrealized appreciation (deprecation) of investments...    6,453,586     4,112,147    1,808,074    5,000,978
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from operations......   13,798,910     3,431,998    1,780,664    4,066,602
                                                                       ------------  ------------  -----------  -----------
From capital transactions:
 Payments received from contract owners...............................   57,977,013    73,427,657    5,370,512    3,967,764
 Transfers between investment divisions (including fixed account), net   (5,669,753)   57,029,334   (3,002,320)  (6,386,968)
 Transfers from contract benefits and terminations....................  (34,363,949)  (26,006,648)  (4,811,753)  (4,020,938)
 Contract maintenance charges.........................................           --                         --
                                                                       ------------  ------------  -----------  -----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   17,943,311   104,450,343   (2,443,561)  (6,440,142)
                                                                       ------------  ------------  -----------  -----------
NET CHANGE IN NET ASSETS..............................................   31,742,221   107,882,341     (662,897)  (2,373,540)
NET ASSETS - BEGINNING OF PERIOD......................................  406,268,866   298,386,525   51,898,685   54,272,225
                                                                       ------------  ------------  -----------  -----------
NET ASSETS - END OF PERIOD............................................ $438,011,087  $406,268,866  $51,235,788  $51,898,685
                                                                       ============  ============  ===========  ===========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

         LAZARD                    MET/AIM                HARRIS OAKMARK              OPPENHEIMER
         MID-CAP              SMALL CAP GROWTH             INTERNATIONAL          CAPITAL APPRECIATION
   INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION       INVESTMENT DIVISION
------------------------  ------------------------  --------------------------  -----------------------
    2006         2005         2006         2005         2006          2005          2006        2005
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
$  (423,294) $  (422,837) $  (302,685) $  (224,681) $  2,237,703  $ (1,368,670) $  (103,576) $  (18,156)
  5,676,560    6,378,125    3,596,554    1,199,620    23,701,431     4,780,389       95,674      47,129
    362,830   (3,372,554)    (698,241)     232,220    31,114,541    10,805,618      594,079      94,410
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
  5,616,096    2,582,734    2,595,628    1,207,159    57,053,675    14,217,337      586,177     123,383
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
  5,445,770    5,368,971    2,778,187    2,950,087    49,228,663    30,902,629    4,382,611   1,893,057
  5,045,463    2,105,055    2,746,564    1,855,183    90,520,634    53,072,017    4,241,724   1,724,734
 (2,982,881)  (2,342,148)  (1,445,966)    (845,515)  (13,049,354)   (5,919,112)    (480,388)    (54,640)
         --                        --                         --                         --
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
  7,508,352    5,131,878    4,078,785    3,959,755   126,699,943    78,055,534    8,143,947   3,563,151
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
 13,124,448    7,714,612    6,674,413    5,166,914   183,753,618    92,272,871    8,730,124   3,686,534
 41,868,418   34,153,806   19,296,323   14,129,409   158,028,315    65,755,444    4,043,647     357,113
-----------  -----------  -----------  -----------  ------------  ------------  -----------  ----------
$54,992,866  $41,868,418  $25,970,736  $19,296,323  $341,781,933  $158,028,315  $12,773,771  $4,043,647
===========  ===========  ===========  ===========  ============  ============  ===========  ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
                FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005




                                                                              LEGG MASON              THIRD AVENUE
                                                                           AGGRESSIVE GROWTH         SMALL CAP VALUE
                                                                          INVESTMENT DIVISION      INVESTMENT DIVISION
                                                                       ------------------------  ----------------------
                                                                           2006         2005        2006        2005
                                                                       -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  (419,475) $  (289,867) $  (27,262) $  (13,775)
 Total realized gains (losses) from investments.......................   3,682,794    1,607,154     273,613      52,343
 Change in net unrealized appreciation (deprecation) of investments...  (4,438,090)   1,528,359     141,550     141,813
                                                                       -----------  -----------  ----------  ----------
 Net increase (decrease) in net assets resulting from operations......  (1,174,771)   2,845,646     387,901     180,381
                                                                       -----------  -----------  ----------  ----------
From capital transactions:
 Payments received from contract owners...............................   5,915,164    3,776,771   1,918,829   1,294,932
 Transfers between investment divisions (including fixed account), net   1,547,267    2,543,204     320,744     410,287
 Transfers from contract benefits and terminations....................  (2,328,418)  (1,793,160)    (58,859)    (12,757)
 Contract maintenance charges.........................................          --                       --
                                                                       -----------  -----------  ----------  ----------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   5,134,013    4,526,815   2,180,714   1,692,462
                                                                       -----------  -----------  ----------  ----------
NET CHANGE IN NET ASSETS..............................................   3,959,242    7,372,461   2,568,615   1,872,843
NET ASSETS - BEGINNING OF PERIOD......................................  28,090,437   20,717,976   2,276,433     403,590
                                                                       -----------  -----------  ----------  ----------
NET ASSETS - END OF PERIOD............................................ $32,049,679  $28,090,437  $4,845,048  $2,276,433
                                                                       ===========  ===========  ==========  ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

                                                                         CYCLICAL
     NEUBERGER BERMAN           LEGG MASON           CYCLICAL           GROWTH AND        PIMCO INFLATION
        REAL ESTATE            VALUE EQUITY         GROWTH ETF          INCOME ETF        PROTECTED BOND
    INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
--------------------------  ------------------- ------------------- ------------------- -------------------
    2006          2005           2006 (B)            2006 (B)            2006 (B)            2006 (B)
------------  ------------  ------------------- ------------------- ------------------- -------------------
$ (1,040,698) $ (1,411,056)     $  (240,311)        $   18,222          $   23,203          $   (69,864)
  17,690,279     3,792,043          634,114             27,285              11,632               25,327
  61,645,842    11,809,478        1,925,110            179,453             132,729               (8,122)
------------  ------------      -----------         ----------          ----------          -----------
  78,295,423    14,190,465        2,318,913            224,960             167,564              (52,659)
------------  ------------      -----------         ----------          ----------          -----------
  53,283,902    39,480,037        2,948,364            370,064             266,900            3,341,184
 106,343,823    53,988,430       30,805,406          3,122,552           2,572,439           10,682,873
 (15,668,554)   (5,567,042)      (1,462,784)           (24,975)            (24,253)            (287,262)
          --                             --                 --                  --                   --
------------  ------------      -----------         ----------          ----------          -----------
 143,959,171    87,901,425       32,290,986          3,467,641           2,815,086           13,736,795
------------  ------------      -----------         ----------          ----------          -----------
 222,254,594   102,091,890       34,609,899          3,692,601           2,982,650           13,684,136
 159,988,876    57,896,986               --                 --                  --                   --
------------  ------------      -----------         ----------          ----------          -----------
$382,243,470  $159,988,876      $34,609,899         $3,692,601          $2,982,650          $13,684,136
============  ============      ===========         ==========          ==========          ===========

       AMERICAN FUNDS
           GROWTH
     INVESTMENT DIVISION
----------------------------
     2006           2005
--------------  ------------
$   (5,920,728) $ (4,328,983)
    16,619,281     4,556,577
    73,139,372    99,079,089
--------------  ------------
    83,837,925    99,306,683
--------------  ------------
   166,051,231   138,333,004
   103,360,648   108,667,378
   (65,280,668)  (45,385,720)
            --
--------------  ------------
   204,131,211   201,614,662
--------------  ------------
   287,969,136   300,921,345
   843,004,006   542,082,661
--------------  ------------
$1,130,973,142  $843,004,006
==============  ============

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004



                                                                             AMERICAN FUNDS              AMERICAN FUNDS
                                                                            GROWTH AND INCOME      GLOBAL SMALL CAPITALIZATION
                                                                           INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                       --------------------------  --------------------------
                                                                           2006          2005          2006          2005
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................................... $  1,549,908  $    113,385  $ (4,090,440) $ (1,010,944)
 Total realized gains (losses) from investments.......................   24,300,278     6,317,200    44,593,050     7,027,014
 Change in net unrealized appreciation (deprecation) of investments...   67,505,598    21,411,282    38,349,644    43,129,018
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from operations......   93,355,784    27,841,867    78,852,254    49,145,088
                                                                       ------------  ------------  ------------  ------------
From capital transactions:
 Payments received from contract owners...............................   93,483,336   105,404,652    67,557,037    39,382,502
 Transfers between investment divisions (including fixed account), net   43,044,854    50,258,038    78,241,529    75,179,349
 Transfers from contract benefits and terminations....................  (52,831,786)  (40,821,053)  (27,644,609)  (16,248,098)
 Contract maintenance charges.........................................           --                          --
                                                                       ------------  ------------  ------------  ------------
 Net increase (decrease) in net assets resulting from capital
   transactions.......................................................   83,696,404   114,841,637   118,153,957    98,313,753
                                                                       ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS..............................................  177,052,188   142,683,504   197,006,211   147,458,841
NET ASSETS - BEGINNING OF PERIOD......................................  648,646,801   505,963,297   304,247,953   156,789,112
                                                                       ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD............................................ $825,698,989  $648,646,801  $501,254,164  $304,247,953
                                                                       ============  ============  ============  ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006
(c) For the period May 1, 2005 to December 31, 2005

  The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS
                                     BOND
                              INVESTMENT DIVISION
                              -------------------
                                   2006 (B)
                              -------------------
                                  $   (47,011)
                                        7,666
                                    1,130,100
                                  -----------
                                    1,090,755
                                  -----------
                                   14,215,104
                                   41,926,664
                                   (1,011,646)
                                           --
                                  -----------
                                   55,130,122
                                  -----------
                                   56,220,877
                                           --
                                  -----------
                                  $56,220,877
                                  ===========


                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

Metropolitan Life Separate Account E (the "Separate Account"), a Separate Account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established by the board of director of Metropolitan Life on September 27, 1983 to support Metropolitan Life's operations with respect to certain variable annuity contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on April 6, 1984 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports various Contracts (VestMet, Preference Plus Account, Preference Plus Account for Enhanced Contracts, Preference Plus Select, Personal IncomePlus, Preference Plus Income Advantage, Enhanced Preference Plus Account, Financial Freedom Account, MetLife Asset Builder, MetLife Income Security Plan, MetLife Settlement Plus, and MetLife Financial Freedom Select).

The Separate Account is divided into Investment Divisions, each of which is treated as an individual separate account for financial reporting purposes. When the contractholder allocates or transfers money to an investment division, the investment division purchases shares of a portfolio, series or fund (with the same name) within the Metropolitan Fund, Fidelity VIP Funds, Calvert Fund, Met Investors Fund or the American Funds (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The following Investment Divisions were available for investment as of December 31, 2006:

             BlackRock Large Cap        MetLife Conservative
              Investment Division*       Allocation Investment
                                         Division*
             Variable B Investment      MetLife Conservative to
              Division (a)               Moderate Allocation
                                         Investment Division*
             Variable C Investment      MetLife Moderate
              Division (a)               Allocation Investment
                                         Division*
             Variable D Investment      MetLife Moderate to
              Division**                 Aggressive Allocation
                                         Investment Division*
             BlackRock Diversified      MetLife Aggressive
              Investment Division*       Allocation Investment
                                         Division*
             BlackRock Aggressive
              Growth Investment         FI Large Cap Investment
              Division*                  Division*
             MetLife Stock Index        Fidelity Money Market
              Investment Division*       Investment Division
             FI International Stock     Fidelity Equity-Income
              Investment Division*       Investment Division
             FI Mid Cap Opportunities   Fidelity Growth
              Investment Division*       Investment Division
             T. Rowe Price Small Cap
              Growth Investment         Fidelity Overseas
              Division*                  Investment Division
             Oppenheimer Global Equity  Fidelity Investment Grade
              Investment Division*       Bond Investment Division
             Harris Oakmark Large Cap
              Value Investment          Calvert Social Balanced
              Division*                  Investment Division
             Neuberger Berman Mid Cap   Calvert Social Mid Cap
              Value Investment           Growth Investment
              Division*                  Division
             T. Rowe Price Large Cap    Lord Abbett Bond
              Growth Investment          Debenture Investment
              Division*                  Division*
             Lehman Brothers Aggregate  MFS Research
              Bond Index Investment      International Investment
              Division*                  Division*
             Morgan Stanley EAFE Index  T. Rowe Price Mid Cap
              Investment Division*       Growth Investment
                                         Division*
             Russell 2000 Index         PIMCO Total Return
              Investment Division*       Investment Division*
             Jennison Growth            RCM Global Technology
              Investment Division*       Investment Division*
             BlackRock Strategic Value  Lazard Mid-Cap Investment
              Investment Division*       Division*
             MetLife Mid Cap Stock
              Index Investment          Met/AIM Small Cap Growth
              Division*                  Investment Division*
             Franklin Templeton Small   Harris Oakmark
              Cap Growth Investment      International Investment
              Division*                  Division*
             BlackRock Large Cap Value  Oppenheimer Capital
              Investment Division*       Appreciation Investment
                                         Division*
             BlackRock Bond Income      Legg Mason Aggressive
              Investment Division*       Growth Investment
                                         Division*
             BlackRock Money Market     Third Avenue Small Cap
              Investment Division*       Value Investment Division
             Davis Venture Value        Neuberger Berman Real
              Investment Division*       Estate Investment
                                         Division*
             Loomis Sayles Small Cap    Legg Mason Value Equity
              Investment Division*       Investment Division*
             MFS Investors Trust        Cyclical Growth ETF
              Investment Division**      Investment Division*
             Harris Oakmark Focused     Cyclical Growth and
              Value Investment           Income ETF Investment
              Division*                  Division*

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1.  BUSINESS -- (CONTINUED)


             Western Asset Management   PIMCO Inflation Protected
              Strategic Bond             Bond Investment Division*
              Opportunities
              Investment Division*
             Western Asset Management
              U.S. Government           American Funds Growth
              Investment Division*       Investment Division
             FI Value Leaders           American Funds Growth and
              Investment Division*       Income Investment
                                         Division
             MFS Total Return           American Funds Global
              Investment Division*       Small Capitalization
                                         Investment Division
             BlackRock Legacy Large
              Cap Growth Investment     American Funds Bond
              Division*                  Investment Division

(a) Variable B Investment Division and Variable C Investment Division have contracts that only invest in the BlackRock Large Cap Portfolio.

* These investment divisions within the Separate Account invest in two or more share classes within the underlying portfolios of the funds that may assess 12b-1 fees.
** These investment divisions had no net assets as of December 31, 2006.

The operations of the investment divisions changed as follows during the years ended 2006, and 2005:

             For the year ended
             December 31, 2006:
             ------------------

             NAME CHANGES:
             Old Name                   New Name
             --------                   --------
             Salomon Brothers U.S.      Western Asset Management
              Government Investment      U.S. Government
              Division                   Investment Division
             Salomon Brothers           Western Asset Management
              Strategic Bond            Strategic Bond
              Opportunities Investment  Opportunities Investment
              Division                  Division
             Janus Aggressive Growth    Legg Mason Aggressive
              Investment Division        Growth Investment
                                         Division
             BlackRock Investment       BlackRock Large Cap
              Trust Investment Division  Investment Division

             MERGERS:
             Old Portfolio              New Portfolio
             -------------              -------------
             MFS Investors Trust        Legg Mason Value Equity
              Portfolio                  Portfolio
             AIM VI Core Stock          AIM VI Core Equity
              Portfolio                  Portfolio

             ADDITIONS:
             FI Large Cap Investment
              Division
             American Funds Bond
              Investment Division
             Legg Mason Value Equity
              Investment Division
             Cyclical Growth ETF
              Investment Division
             Cyclical Growth and
              Income ETF Investment
              Division
             PIMCO Inflation Protected
              Bond Investment Division

             For the year ended
             December 31, 2005:
             ------------------

             NAME CHANGES:
             Old Name                   New Name
             --------                   --------
             Met/AIM Mid Cap Core
              Equity Investment         Lazard Mid-Cap Investment
              Division                   Division
             Neuberger Berman Partners
              Mid Cap Value Investment  Neuberger Berman Mid Cap
              Division                   Value Investment Division
             Scudder Global Equity      Oppenheimer Global Equity
              Investment Division        Investment Division
             PIMCO PEA Innovation       RCM Global Technology
              Investment Division        Investment Division
             State Street Research
              Investment Trust          BlackRock Investment
              Investment Division        Trust Investment Division
             State Street Research
              Diversified Investment    BlackRock Diversified
              Division                   Investment Division
             State Street Research      BlackRock Aggressive
              Aggressive Growth          Growth Investment
              Investment Division        Division
             State Street Research
              Large Cap Value           BlackRock Large Cap Value
              Investment Division        Investment Division
             State Street Research
              Bond Income Investment    BlackRock Bond Income
              Division                   Investment Division
             State Street Research
              Money Market Investment   BlackRock Money Market
              Division                   Investment Division
             State Street Research      BlackRock Legacy Large
              Large Cap Growth           Cap Growth Investment
              Investment Division        Division
             State Street Research
              Aurora Investment         BlackRock Strategic Value
              Division                   Investment Division

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1.  BUSINESS -- (CONCLUDED)


             MERGERS:
             Old Portfolio              New Portfolio
             -------------              -------------
             Met/Putnam Voyager
              Portfolio                 Jennison Growth Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments in the Funds are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the Contracts.

    D. USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    E. PURCHASE PAYMENTS

       Purchase payments received by Metropolitan Life are credited as Accumulation or Annuity Units as of the end of the valuation period in which received, as provided in the prospectus.

    F. ANNUITY PAYOUTS

       Net Assets allocated to Contracts in the payout period are computed according to the 1983 Adjusted Individual Annuitant Mortality Table A. The assumed investment return is 4.0%. The mortality risk is fully borne by Metropolitan Life and may result in additional amounts being transferred into the variable annuity account by Metropolitan Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceeds amounts required, transfers may be made to Metropolitan Life.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


    G. RECLASSIFICATION

       In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the investment division or unit values of the Contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

With respect to assets in the Separate Account that support certain Contracts, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the net assets in the Separate Account for VestMet Contracts and 1.25% for Preference Plus Contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet Contracts and 0.50% is for Preference Plus Contracts and .75% is for the mortality and expense risk on both Contracts. However, for the Enhanced Preference Plus Account, Preference Plus Account for Enhanced Contracts and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these Contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. These charges result in the reduction of unit values.

The Variable B Investment Division and Variable C Investment Division Contracts are charged for administrative expenses, mortality and expense risk of 1.00% for their respective Contracts. The Separate Account charges for Preference Plus Select Contracts, except for the American Funds Growth and Income, American Funds Growth, American Funds Global Small Capitalization, and American Funds Bond Investment Divisions, with the basic death benefit are as follows:
1.25% for the B class; 1.50% for the L class; 1.65% for the C class; and 1.70% for the first seven years of the Bonus Class (after which this reverts to the B class charge). These charges result in the reduction of unit values.

The Separate Account charge for the Preference Plus Select Contracts with the basic death benefit for the American Funds Growth and Income, American Funds Growth, American Funds Global Small Capitalization, and American Funds Bond Investment Divisions are as follows: 1.50% for the B Class; 1.75% for the L class; 1.90% for the C class and 1.95% for the first seven years of the Bonus Class (after which this reverts to the B class charge). These charges result in the reduction of unit values.

There are additional Separate Account charges associated with available optional riders. These are as follows: 0.20% for the Annual Step-Up Death Benefit; 0.35% for the Greater of Annual Step-Up 5% Annual Increase Benefit, and 0.25% for the Earnings Preservation Benefit. The charge for the Guaranteed Minimum Income Benefit Version I and Version II is 0.50% of the "guaranteed minimum income base" as defined in the Contract. The charge for the Guaranteed Minimum Income Benefit Version III is 0.75% of the "guaranteed minimum income base" as defined in the Contract with a maximum charge of 1.50% of the income base appreciable upon exercise of the optional reset feature. The charge for the Guaranteed Withdrawal Benefit is 0.50% of the "guaranteed withdrawal amount" as defined in the Contract. The charge for the Optional Enhanced Guaranteed withdrawal benefit is .50% of the "guaranteed withdrawal amount" as defined in the Contract. The charge for the Guaranteed Minimum Accumulation Benefit is 0.75% of the 'guaranteed accumulation amount" as defined in the Contract. The charge for the Optional Lifetime Withdrawal

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Guarantee Benefit is 0.50% for the Single Life Version and 0.70% for the Joint Life Version of the Total Guarantee Withdrawal Amount each Contract Anniversary, prior to taking into account any Automatic Annual Step-Up. These charges result in the reduction of unit values.

For MetLife Settlement Plus and MetLife Income Security Plan Contracts, the charge is equivalent to an effective annual rate of 1.25% of the average daily value of the assets for these Contracts. This charge results in the reduction of unit values.

The Separate Account charge for the MetLife Financial Freedom Select Contracts with the standard death benefit, except for the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap, and American Funds Bond Investment Divisions, are as follows: 1.15% for the B class; 1.30% for the L class; 1.45% for the C class; 0.50% for the e class; and 0.95% for the e Bonus Class. The Separate Account Charge for the MetLife Financial Freedom Select Contracts with the standard death benefit for the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap, and American Funds Bond Investment Divisions, are as follows: 1.40% for the B class; 1.55% for the L class; 1.70% for the C class; 0.75% for the e class; and 1.20% for the e Bonus class. The additional Separate Account charge associated with the available optional Annual Step-Up Death Benefit is 0.10%. The charge for the Guaranteed Minimum Income Benefit is 0.35% of the guaranteed minimum "income base" as defined in the Contract. These charges result in the reduction of unit values.

The Separate Account charge for the Personal IncomePlus Contracts cannot be greater than 0.95%. The Separate Account charge for the Preference Plus Income Advantage Annuity Contracts except for the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap and American Funds Bond Investment Divisions is 1.25%. The Separate Account charge for the Preference Plus Income Advantage Annuity Contracts with the American Funds Growth-Income, American Funds Growth, American Funds Global Small Cap, and American Funds Bond Investment Divisions is 1.50%. The charge for MetLife Asset Builder is a minimum of 0.45% but can not be greater than 0.95% during the pay in phase and during the pay-out phase. These charges result in the reduction of unit values.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2006 were as follows:

                                                          PURCHASES      SALES
                                                         ------------ ------------
BlackRock Large Cap Investment Division................. $ 28,075,384 $225,462,624
Variable B Investment Division..........................      514,839    6,795,836
Variable C Investment Division..........................       44,902      614,019
BlackRock Diversified Investment Division...............   50,594,551  227,686,967
BlackRock Aggressive Growth Investment Division.........   14,919,610  115,657,142
MetLife Stock Index Investment Division.................  454,034,708  554,282,917
FI International Stock Investment Division..............   55,772,139   44,443,284
FI Mid Cap Opportunities Investment Division............   27,329,500  109,986,227
T. Rowe Price Small Cap Growth Investment Division......   21,954,612   39,278,849
Oppenheimer Global Equity Investment Division...........   44,897,481   28,674,043
Harris Oakmark Large Cap Value Investment Division......   35,326,414   75,829,860
Neuberger Berman Mid Cap Value Investment Division......  148,062,020   87,949,024
T. Rowe Price Large Cap Growth Investment Division......   31,758,475   30,338,924
Lehman Brothers Aggregate Bond Index Investment Division  169,562,511   85,907,061
Morgan Stanley EAFE Index Investment Division...........   78,183,327   45,819,569

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                                            PURCHASES        SALES
                                                                          -------------- --------------
Russell 2000 Index Investment Division................................... $   63,185,420 $   37,039,618
Jennison Growth Investment Division......................................     10,649,486      9,493,003
BlackRock Strategic Value Investment Division............................    143,408,044     81,580,553
MetLife Mid Cap Stock Index Investment Division..........................     80,787,847     33,085,316
Franklin Templeton Small Cap Growth Investment Division..................     14,912,946     10,095,636
BlackRock Large Cap Value Investment Division............................    106,681,865      7,392,245
BlackRock Bond Income Investment Division................................     77,317,451     72,875,010
BlackRock Money Market Investment Division...............................     42,320,895     38,892,494
Davis Venture Value Investment Division..................................    135,597,193     19,569,431
Loomis Sayles Small Cap Investment Division..............................     56,898,041     13,160,579
MFS Investors Trust Investment Division (a)..............................      4,432,385     28,023,732
Harris Oakmark Focused Value Investment Division.........................     76,905,376     79,084,636
Western Asset Management Strategic Bond Opportunities Investment Division     86,783,650     32,042,472
Western Asset Management U.S. Government Investment Division.............     49,356,857     25,054,585
FI Value Leaders Investment Division.....................................     52,382,450     13,168,044
MFS Total Return Investment Division.....................................     27,294,102     14,839,916
BlackRock Legacy Large Cap Growth Investment Division....................     12,501,954      4,243,584
MetLife Conservative Allocation Investment Division......................     36,887,734      8,867,625
MetLife Conservative to Moderate Allocation Investment Division..........    165,591,003      8,729,334
MetLife Moderate Allocation Investment Division..........................    381,658,266      8,600,703
MetLife Moderate to Aggressive Allocation Investment Division............    324,016,074      4,935,112
MetLife Aggressive Allocation Investment Division........................     41,034,350      8,160,280
FI Large Cap Investment Division (b).....................................      3,595,188        954,043
Fidelity Money Market Investment Division................................     19,985,416     15,006,180
Fidelity Equity-Income Investment Division...............................     23,185,801     18,830,602
Fidelity Growth Investment Division......................................      1,414,185     23,268,659
Fidelity Overseas Investment Division....................................      5,636,010      5,565,903
Fidelity Investment Grade Bond Investment Division.......................      2,449,664      3,773,033
Calvert Social Balanced Investment Division..............................      5,087,579      4,967,065
Calvert Social Mid Cap Growth Investment Division........................        699,110      2,155,329
Lord Abbett Bond Debenture Investment Division...........................     62,102,099     15,719,899
MFS Research International Investment Division...........................    128,318,549     49,792,294
T. Rowe Price Mid-Cap Growth Investment Division.........................     44,734,082     23,166,670
PIMCO Total Return Investment Division...................................     79,210,263     55,179,377
RCM Global Technology Investment Division................................     14,270,544     17,390,889
Lazard Mid-Cap Investment Division.......................................     19,437,328      7,232,559
Met/AIM Small Cap Growth Investment Division.............................     11,446,461      4,642,697
Harris Oakmark International Investment Division.........................    191,245,109     48,001,768
Oppenheimer Capital Appreciation Investment Division.....................      9,193,251      1,098,929
Legg Mason Aggressive Growth Investment Division.........................     14,643,330      8,027,718
Third Avenue Small Cap Value Investment Division.........................      2,676,042        305,263
Neuberger Berman Real Estate Investment Division.........................    172,487,438     16,587,862
Legg Mason Value Equity Investment Division (b)..........................     44,390,668     11,697,362
Cyclical Growth ETF Investment Division (b)..............................      4,294,571        800,637
Cyclical Growth and Income ETF Investment Division (b)...................      3,396,598        558,263
PIMCO Inflation Protected Bond Investment Division.......................     16,090,599      2,423,419
American Funds Growth Investment Division................................    239,931,352     35,484,956
American Funds Growth-Income Investment Division.........................    133,405,024     31,136,098
American Funds Global Small Capitalization Investment Division...........    182,206,389     46,228,332
American Funds Bond Investment Division (b)..............................     58,185,700      3,102,161
                                                                          -------------- --------------
Total.................................................................... $4,645,352,212 $2,690,758,221
                                                                          ============== ==============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:

                                      BLACKROCK                                                   BLACKROCK
                                      LARGE CAP          VARIABLE B          VARIABLE C          DIVERSIFIED
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
Outstanding at December 31, 2005     35,962,693            256,179             16,427            43,701,026
Activity during 2006:
  Issued........................      1,624,601              1,299                 78             2,339,811
  Redeemed......................     (7,164,586)           (55,393)            (4,536)           (8,515,850)
                                     ----------            -------             ------            ----------
Outstanding at December 31, 2006     30,422,708            202,085             11,969            37,524,987
                                     ==========            =======             ======            ==========

Outstanding at December 31, 2004     41,533,677            280,320             16,427            49,414,541
Activity during 2005:
  Issued........................      1,916,602              2,539              1,785             2,730,164
  Redeemed......................     (7,487,586)           (26,680)            (1,785)           (8,443,679)
                                     ----------            -------             ------            ----------

Outstanding at December 31, 2005     35,962,693            256,179             16,427            43,701,026
                                     ==========            =======             ======            ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

     BLACKROCK            METLIFE               FI                   FI              T. ROWE PRICE        OPPENHEIMER
 AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH      GLOBAL EQUITY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
    22,315,188           84,618,319         13,964,525           37,066,246           16,882,027          12,088,855
     1,999,851           14,018,445          5,003,817            4,504,291            3,236,946           3,489,462
    (4,852,229)         (19,897,666)        (4,281,473)          (8,477,292)          (4,198,849)         (3,003,273)
    ----------          -----------         ----------           ----------           ----------          ----------
    19,462,810           78,739,098         14,686,869           33,093,245           15,920,124          12,575,044
    ==========          ===========         ==========           ==========           ==========          ==========

    25,212,280           85,759,354         13,332,626           41,657,278           17,980,002          11,372,844
     2,024,678           14,771,371          3,485,724            4,163,241            2,809,918           3,260,127
    (4,921,770)         (15,912,406)        (2,853,825)          (8,754,273)          (3,907,893)         (2,544,116)
    ----------          -----------         ----------           ----------           ----------          ----------

    22,315,188           84,618,319         13,964,525           37,066,246           16,882,027          12,088,855
    ==========          ===========         ==========           ==========           ==========          ==========

  HARRIS OAKMARK
  LARGE CAP VALUE
INVESTMENT DIVISION
-------------------
    31,545,152
     5,195,790
    (8,028,765)
    ----------
    28,712,177
    ==========

    29,629,917
     8,287,977
    (6,372,742)
    ----------

    31,545,152
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:

                                  NEUBERGER BERMAN      T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY
                                    MID CAP VALUE     LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
Outstanding at December 31, 2005     21,232,326          15,057,106           58,769,971          24,828,115
Activity during 2006:
  Issued........................      7,345,188           3,779,338           17,631,546           9,070,365
  Redeemed......................     (6,726,010)         (3,531,472)         (12,887,651)         (6,829,826)
                                     ----------          ----------          -----------          ----------
Outstanding at December 31, 2006     21,851,504          15,304,972           63,513,866          27,068,654
                                     ==========          ==========          ===========          ==========

Outstanding at December 31, 2004     16,214,942          14,178,974           46,560,646          21,202,631
Activity during 2005:
  Issued........................      9,429,145           3,974,098           20,882,151           8,402,289
  Redeemed......................     (4,411,761)         (3,095,966)          (8,672,826)         (4,776,805)
                                     ----------          ----------          -----------          ----------

Outstanding at December 31, 2005     21,232,326          15,057,106           58,769,971          24,828,115
                                     ==========          ==========          ===========          ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006


      RUSSELL            JENNISON            BLACKROCK        METLIFE MID CAP   FRANKLIN TEMPLETON       BLACKROCK
    2000 INDEX            GROWTH          STRATEGIC VALUE       STOCK INDEX      SMALL CAP GROWTH     LARGE CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
    15,924,763           7,462,775          28,603,886          19,346,717           4,244,927           5,368,892
     5,262,649           3,131,031           4,675,750           6,741,450           1,760,087           8,762,821
    (4,288,537)         (2,787,453)         (6,466,415)         (4,929,412)         (1,491,476)         (1,747,363)
    ----------          ----------          ----------          ----------          ----------          ----------
    16,898,875           7,806,353          26,813,221          21,158,755           4,513,538          12,384,350
    ==========          ==========          ==========          ==========          ==========          ==========

    15,279,970                  --          29,576,684          16,857,835           3,958,098           4,308,811
     4,965,024           9,619,831           5,567,470           6,380,620           1,515,862           2,301,157
    (4,320,231)         (2,157,056)         (6,540,268)         (3,891,738)         (1,229,033)         (1,241,076)
    ----------          ----------          ----------          ----------          ----------          ----------

    15,924,763           7,462,775          28,603,886          19,346,717           4,244,927           5,368,892
    ==========          ==========          ==========          ==========          ==========          ==========

     BLACKROCK
    BOND INCOME
INVESTMENT DIVISION
-------------------
    16,263,054
     2,574,843
    (3,747,289)
    ----------
    15,090,608
    ==========

    16,511,060
     2,902,153
    (3,150,159)
    ----------

    16,263,054
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:


                                      BLACKROCK             DAVIS           LOOMIS SAYLES              MFS
                                    MONEY MARKET        VENTURE VALUE         SMALL CAP          INVESTORS TRUST
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (A)
                                 ------------------- ------------------- ------------------- -----------------------
Outstanding at December 31, 2005      1,240,999           9,616,873           1,880,156             2,689,053
Activity during 2006:
  Issued........................      2,053,318           5,394,725           2,126,954               317,297
  Redeemed......................     (1,937,721)         (2,002,171)           (909,564)           (3,006,350)
                                     ----------          ----------           ---------            ----------
Outstanding at December 31, 2006      1,356,596          13,009,427           3,097,546                    --
                                     ==========          ==========           =========            ==========

Outstanding at December 31, 2004      1,089,932           6,061,573           1,424,451             2,351,228
Activity during 2005:
  Issued........................        773,102           4,796,482             844,808               799,868
  Redeemed......................       (622,035)         (1,241,182)           (389,103)             (462,043)
                                     ----------          ----------           ---------            ----------
Outstanding at December 31, 2005      1,240,999           9,616,873           1,880,156             2,689,053
                                     ==========          ==========           =========            ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                       WESTERN ASSET
                        MANAGEMENT         WESTERN ASSET
  HARRIS OAKMARK      STRATEGIC BOND        MANAGEMENT              FI                  MFS                BLACKROCK
   FOCUSED VALUE       OPPORTUNITIES      U.S. GOVERNMENT      VALUE LEADERS       TOTAL RETURN     LEGACY LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -----------------------
    11,283,242          11,262,819          10,976,124           1,911,983           3,604,722               640,982
     2,378,911           5,464,345           4,328,751           2,099,346           1,329,962               812,332
    (3,336,405)         (3,315,529)         (3,019,721)           (833,004)           (987,371)             (391,269)
    ----------          ----------          ----------           ---------          ----------             ---------
    10,325,748          13,411,635          12,285,154           3,178,325           3,947,313             1,062,045
    ==========          ==========          ==========           =========          ==========             =========

     9,659,217           7,027,888           7,714,000             856,897           2,312,843               301,836
     3,697,325           5,711,610           5,162,073           1,516,467           2,370,547               549,733
    (2,073,300)         (1,476,679)         (1,899,949)           (461,381)         (1,078,668)             (210,587)
    ----------          ----------          ----------           ---------          ----------             ---------
    11,283,242          11,262,819          10,976,124           1,911,983           3,604,722               640,982
    ==========          ==========          ==========           =========          ==========             =========

      METLIFE
   CONSERVATIVE
    ALLOCATION
INVESTMENT DIVISION
-------------------
     1,232,690
     4,180,579
    (1,573,340)
    ----------
     3,839,929
    ==========

            --
     1,472,711
      (240,021)
    ----------
     1,232,690
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:

                                       METLIFE                                 METLIFE
                                   CONSERVATIVE TO                           MODERATE TO
                                      MODERATE             METLIFE           AGGRESSIVE             METLIFE
                                     ALLOCATION      MODERATE ALLOCATION     ALLOCATION      AGGRESSIVE ALLOCATION
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- ---------------------
Outstanding at December 31, 2005      4,525,054           8,136,943           5,478,129              659,010
Activity during 2006:
  Issued........................     16,681,800          36,022,444          28,990,092            3,778,992
  Redeemed......................     (2,526,071)         (3,369,287)         (2,027,703)          (1,051,761)
                                     ----------          ----------          ----------           ----------
Outstanding at December 31, 2006     18,680,783          40,790,100          32,440,518            3,386,241
                                     ==========          ==========          ==========           ==========

Outstanding at December 31, 2004             --                  --                  --                   --
Activity during 2005:
  Issued........................      5,001,929           8,640,654           5,779,726              774,412
  Redeemed......................       (476,875)           (503,711)           (301,597)            (115,402)
                                     ----------          ----------          ----------           ----------
Outstanding at December 31, 2005      4,525,054           8,136,943           5,478,129              659,010
                                     ==========          ==========          ==========           ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006


          FI                 FIDELITY            FIDELITY            FIDELITY            FIDELITY             FIDELITY
       LARGE CAP           MONEY MARKET        EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ------------------- ---------------------
             --                398,745           2,814,629           3,645,885           1,302,806             896,213
        225,400              1,426,632             262,598             241,006             326,056             143,835
        (63,463)            (1,132,594)           (560,384)           (771,130)           (328,779)           (230,050)
        -------             ----------           ---------           ---------           ---------            --------
        161,937                692,783           2,516,843           3,115,761           1,300,083             809,998
        =======             ==========           =========           =========           =========            ========

             --                508,676           3,181,549           4,247,099           1,402,715             942,267
             --                502,625             244,063             299,161             215,684             182,284
             --               (612,556)           (610,983)           (900,375)           (315,593)           (228,338)
        -------             ----------           ---------           ---------           ---------            --------
             --                398,745           2,814,629           3,645,885           1,302,806             896,213
        =======             ==========           =========           =========           =========            ========

  CALVERT SOCIAL
     BALANCED
INVESTMENT DIVISION
-------------------
     2,181,124
       265,307
      (315,270)
     ---------
     2,131,161
     =========

     2,197,291
       461,013
      (477,180)
     ---------
     2,181,124
     =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:


                                   CALVERT SOCIAL        LORD ABBETT        MFS RESEARCH        T. ROWE PRICE
                                   MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL      MID CAP GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
Outstanding at December 31, 2005       466,889           11,143,052           4,118,785          11,533,257
Activity during 2006:
  Issued........................        52,051            4,645,758           9,856,218           7,188,713
  Redeemed......................       (99,450)          (2,578,523)         (5,014,665)         (4,900,122)
                                      --------           ----------          ----------          ----------
Outstanding at December 31, 2006       419,490           13,210,287           8,960,338          13,821,848
                                      ========           ==========          ==========          ==========

Outstanding at December 31, 2004       506,064            9,177,096           2,756,605           8,669,095
Activity during 2005:
  Issued........................        67,817            4,160,296           2,730,755           5,407,984
  Redeemed......................      (106,992)          (2,194,340)         (1,368,575)         (2,543,822)
                                      --------           ----------          ----------          ----------
Outstanding at December 31, 2005       466,889           11,143,052           4,118,785          11,533,257
                                      ========           ==========          ==========          ==========

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                                                                                                        OPPENHEIMER
       PIMCO            RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK          CAPITAL
   TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL       APPRECIATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
    33,143,919           9,833,932           2,877,414           1,475,123           9,989,980             448,382
    10,047,457           4,410,771           1,192,945             796,743          12,226,430           1,099,980
    (8,597,005)         (4,789,547)           (727,507)           (508,203)         (5,220,070)           (208,655)
    ----------          ----------           ---------           ---------          ----------           ---------
    34,594,371           9,455,156           3,342,852           1,763,663          16,996,340           1,339,707
    ==========          ==========           =========           =========          ==========           =========

    24,585,923          11,146,560           2,505,486           1,153,716           4,686,847              42,330
    13,256,698           3,664,483           1,111,291             657,961           7,279,668             468,801
    (4,698,702)         (4,977,111)           (739,363)           (336,554)         (1,976,535)            (62,749)
    ----------          ----------           ---------           ---------          ----------           ---------
    33,143,919           9,833,932           2,877,414           1,475,123           9,989,980             448,382
    ==========          ==========           =========           =========          ==========           =========

    LEGG MASON
 AGGRESSIVE GROWTH
INVESTMENT DIVISION
-------------------
     3,428,990
     2,290,121
    (1,677,781)
    ----------
     4,041,330
    ==========

     2,835,847
     1,642,901
    (1,049,758)
    ----------
     3,428,990
    ==========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, and 2005 were as follows:


                                    THIRD AVENUE      NEUBERGER BERMAN         LEGG MASON               CYCLICAL
                                   SMALL CAP VALUE       REAL ESTATE          VALUE EQUITY             GROWTH ETF
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
                                 ------------------- ------------------- ----------------------- -----------------------
Outstanding at December 31, 2005       138,389           11,156,645                    --                     --
Activity during 2006:
  Issued........................       174,972           12,321,018             3,948,332                419,071
  Redeemed......................       (49,888)          (3,837,001)             (546,827)               (96,119)
                                       -------           ----------             ---------                -------
Outstanding at December 31, 2006       263,473           19,640,662             3,401,505                322,952
                                       =======           ==========             =========                =======

Outstanding at December 31, 2004        27,952            4,508,731                    --                     --
Activity during 2005:
  Issued........................       127,347            9,258,310                    --                     --
  Redeemed......................       (16,910)          (2,610,396)                   --                     --
                                       -------           ----------             ---------                -------
Outstanding at December 31, 2005       138,389           11,156,645                    --                     --
                                       =======           ==========             =========                =======

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                                                                                           AMERICAN FUNDS
       CYCLICAL                  PIMCO             AMERICAN FUNDS      AMERICAN FUNDS       GLOBAL SMALL
 GROWTH AND INCOME ETF  INFLATION PROTECTED BOND       GROWTH         GROWTH AND INCOME    CAPITALIZATION
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------------ ------------------- ------------------- -------------------
             --                       --              5,817,927           6,416,996          12,642,767
        330,294                1,459,749              2,561,534           2,033,946           9,433,328
        (63,298)                (231,128)            (1,170,720)         (1,226,390)         (5,011,660)
        -------                ---------             ----------          ----------          ----------
        266,996                1,228,621              7,208,741           7,224,552          17,064,435
        =======                =========             ==========          ==========          ==========

             --                       --              4,245,543           5,181,523           8,037,895
             --                       --              2,359,943           2,215,037           7,056,512
             --                       --               (787,559)           (979,564)         (2,451,640)
        -------                ---------             ----------          ----------          ----------
             --                       --              5,817,927           6,416,996          12,642,767
        =======                =========             ==========          ==========          ==========

    AMERICAN FUNDS
         BOND
INVESTMENT DIVISION (B)
-----------------------
              --
       3,947,258
        (290,298)
       ---------
       3,656,960
       =========

              --
              --
              --
       ---------
              --
       =========

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                        BLACKROCK
                                                                        LARGE CAP          VARIABLE B          VARIABLE C
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................        30,422,708              202,085              11,969
Unit Fair Value, Lowest to Highest (1)............................  $13.80 to $82.16    $45.46 to $169.07  $169.07 to $207.39
Net Assets........................................................    $1,213,697,540          $32,075,445          $2,255,006
Investment Income Ratio to Net Assets (2).........................             1.32%                1.35%               1.36%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               1.00%
Total Return, Lowest to Highest (4)...............................  11.26% to 13.04%               13.22%              13.61%
2005
Units.............................................................        35,962,693              256,179              16,427
Unit Fair Value, Lowest to Highest (1)............................  $12.20 to $72.68    $39.84 to $149.63  $149.63 to $181.74
Net Assets........................................................    $1,267,668,619          $34,430,948          $2,530,897
Investment Income Ratio to Net Assets (2).........................             1.10%                1.11%               1.22%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               1.00%
Total Return, Lowest to Highest (4)...............................    0.97% to 2.64%       2.64% to 4.24%      2.64% to 3.66%
2004
Units.............................................................        41,533,677              280,320              16,427
Unit Fair Value, Lowest to Highest (1)............................  $11.89 to $70.82    $38.22 to $145.78  $145.78 to $175.32
Net Assets........................................................    $1,423,521,417          $35,610,341          $2,571,598
Investment Income Ratio to Net Assets (2).........................             0.73%                0.76%               0.45%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               0.00%
Total Return, Lowest to Highest (4)...............................   6.33% to 10.46%       7.09% to 9.21%     9.21% to 10.31%
2003
Units.............................................................        46,131,601              282,208              17,037
Unit Fair Value, Lowest to Highest (1)............................  $10.83 to $64.50              $133.49             $133.49
Net Assets........................................................    $1,436,555,863          $42,740,424          $1,145,818
Investment Income Ratio to Net Assets (2).........................             0.84%                0.92%               0.88%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%                1.00%               1.00%
Total Return, Lowest to Highest (4)...............................  25.82% to 29.08%               28.06%              28.06%
2002
Units.............................................................        49,889,535              305,507               7,818
Unit Fair Value, Lowest to Highest (1)............................   $8.39 to $49.99              $104.24             $104.24
Net Assets........................................................    $1,196,193,511          $36,937,355          $1,170,621
Investment Income Ratio to Net Assets (2).........................             0.57%                0.55%               0.54%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%                 1.0%                  0%
Total Return, Lowest to Highest (4)...............................       -28% to -3%                 -27%                -27%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

     BLACKROCK           BLACKROCK            METLIFE               FI                   FI              T. ROWE PRICE
    DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
       37,524,987          19,462,810          78,739,098          14,686,869           33,093,245           15,920,124
 $13.19 to $48.72    $14.68 to $49.89    $12.91 to $49.92    $15.35 to $21.74     $13.33 to $20.62     $13.48 to $16.09
   $1,283,710,537        $657,496,616      $3,412,276,448        $294,563,493         $662,043,069         $241,933,957
            2.46%               0.00%               1.96%               1.40%                0.01%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.50% to 2.30%      0.95% to 2.30%       0.65% to 2.30%       0.50% to 2.30%
   7.76% to 9.49%      4.04% to 5.72%    -2.44% to 14.72%    13.58% to 15.41%      9.00% to 11.13%      1.28% to 12.45%
       43,701,026          22,315,188          84,618,319          13,964,525           37,066,246           16,882,027
 $12.04 to $44.49    $13.88 to $47.19    $11.56 to $43.55    $13.72 to $18.84     $12.04 to $18.61     $13.31 to $15.24
   $1,364,024,142        $713,800,758      $3,217,216,070        $246,270,129         $672,025,922         $250,349,096
            1.59%               0.00%               1.56%               0.58%                0.00%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.95% to 2.30%      0.95% to 1.25%       0.65% to 2.30%       0.65% to 2.30%
   0.48% to 2.09%      7.94% to 9.67%      2.02% to 4.01%    14.93% to 16.95%       4.27% to 6.21%       .65% to 10.22%
       49,414,541          25,212,280          85,759,354          13,332,626           41,657,278           17,980,002
 $11.80 to $43.58    $12.66 to $43.03    $11.11 to $41.93    $11.94 to $16.11     $11.44 to $17.57     $12.30 to $13.86
   $1,509,148,475        $735,674,081      $3,155,883,032        $203,820,632         $715,717,082         $243,468,250
            1.89%               0.00%               0.83%               1.28%                0.49%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.50% to 2.30%      0.95% to 2.30%       0.65% to 2.30%       0.65% to 2.30%
   5.75% to 8.00%     9.86% to 11.94%      7.71% to 9.78%    13.55% to 17.11%     12.01% to 16.38%      5.98% to 10.41%
                                                                            .
       53,723,371          27,593,291          80,944,392          13,732,594           43,573,347           18,783,855
 $10.97 to $40.55    $11.31 to $38.45    $10.82 to $38.22    $10.48 to $13.76     $11.28 to $15.14     $11.38 to $12.60
   $1,521,354,910        $718,243,154      $2,724,568,861        $181,194,465         $647,159,872         $231,644,470
            3.72%               0.00%               1.66%               0.67%                0.00%                0.00%
   0.95% to 2.30%      0.95% to 2.30%      0.50% to 2.30%      0.95% to 2.30%       0.95% to 2.30%       0.95% to 2.30%
 17.67% to 19.44%    37.39% to 39.46%    25.08% to 27.23%    24.99% to 26.82%     31.50% to 33.33%     37.43% to 40.23%
       58,214,858          28,888,640          80,995,688          14,131,444           46,924,968           18,480,398
  $9.19 to $33.95     $8.11 to $27.57     $8.52 to $29.70     $8.48 to $10.85      $8.46 to $11.36       $8.26 to $9.03
   $1,375,721,650        $539,038,205      $2,148,997,728        $148,302,248         $524,360,926         $163,890,306
            2.43%               0.00%               0.88%               0.90%                0.00%                0.00%
   0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%       0.95% to 2.20%       0.95% to 2.20%
      -16% to -8%        -30% to -19%          -24% to 0%        -19% to -14%         -31% to -15%           -28% to 2%

    OPPENHEIMER
   GLOBAL EQUITY
INVESTMENT DIVISION
-------------------
       12,575,044
 $15.47 to $20.69
     $251,446,846
            2.50%
   0.95% to 2.30%
 13.71% to 15.53%
       12,088,855
 $14.88 to $17.91
     $210,571,508
            0.54%
   0.95% to 2.30%
 13.36% to 15.13%
       11,372,844
 $12.93 to $15.56
     $172,750,812
            1.57%
   0.95% to 2.30%
 11.68% to 15.47%

       11,753,027
 $11.21 to $13.49
     $155,401,839
            2.07%
   0.95% to 2.30%
 27.40% to 29.30%
       11,877,060
  $8.67 to $10.44
     $121,961,430
            1.76%
   0.95% to 2.20%
     -18% to -13%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                     HARRIS OAKMARK     NEUBERGER BERMAN      T. ROWE PRICE
                                                                     LARGE CAP VALUE      MID CAP VALUE     LARGE CAP GROWTH
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................        28,712,177          21,851,504          15,304,972
Unit Fair Value, Lowest to Highest (1)............................  $12.48 to $15.88    $14.20 to $28.20    $12.95 to $14.90
Net Assets........................................................      $432,262,160        $583,683,569        $220,662,118
Investment Income Ratio to Net Assets (2).........................             0.69%               0.41%               0.27%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.50% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  15.16% to 17.35%     8.67% to 10.64%    10.30% to 15.81%
2005
Units.............................................................        31,545,152          21,232,326          15,057,106
Unit Fair Value, Lowest to Highest (1)............................  $11.58 to $13.45    $12.86 to $25.48    $11.90 to $13.29
Net Assets........................................................      $408,151,596        $517,299,339        $194,650,515
Investment Income Ratio to Net Assets (2).........................             0.64%               0.24%               0.50%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%      0.50% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  -3.87% to -1.98%     9.39% to 11.20%       2.31 to 5.61%
2004
Units.............................................................        29,629,917          16,214,942          14,178,974
Unit Fair Value, Lowest to Highest (1)............................  $11.85 to $13.75    $14.37 to $22.61    $11.45 to $12.58
Net Assets........................................................      $395,114,883        $358,032,635        $174,634,867
Investment Income Ratio to Net Assets (2).........................             0.46%               0.22%               0.19%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   7.27% to 10.72%    11.76% to 21.78%     7.30% to 10.18%
2003
Units.............................................................        25,185,615          11,300,706          12,978,905
Unit Fair Value, Lowest to Highest (1)............................  $10.74 to $12.45    $11.80 to $18.57    $10.71 to $11.56
Net Assets........................................................      $306,337,319        $206,461,099        $147,759,339
Investment Income Ratio to Net Assets (2).........................             0.00%               0.31%               0.11%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  22.49% to 24.32%    33.28% to 35.25%    27.61% to 29.63%
2002
Units.............................................................        22,098,826          10,130,647          11,767,306
Unit Fair Value, Lowest to Highest (1)............................    $8.64 to $9.95     $8.73 to $13.73      $8.64 to $8.92
Net Assets........................................................      $217,357,181        $137,491,102        $103,789,751
Investment Income Ratio to Net Assets (2).........................             0.86%               0.11%               0.28%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................       -16% to -2%         -13% to -2%          -25% to 2%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON            BLACKROCK          METLIFE MID
AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH          STRATEGIC VALUE     CAP STOCK INDEX
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
-------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        63,513,866          27,068,654          16,898,875           7,806,353          26,813,221          21,158,755
  $10.74 to $14.13    $14.24 to $19.48    $16.66 to $19.79     $4.65 to $12.47    $15.78 to $22.61    $13.61 to $16.55
      $849,543,686        $424,305,304        $319,432,503         $39,203,639        $580,737,411        $335,945,846
             4.21%               1.62%               0.75%               0.00%               0.24%               1.09%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%      0.65% to 2.30%      0.50% to 2.30%      0.50% to 2.30%
    1.48% to 3.45%    22.65% to 24.81%    14.88% to 17.20%      0.20% to 2.09%    13.79% to 15.98%     7.32% to 13.52%
        58,769,971          24,828,115          15,924,763           7,462,775          28,603,886          19,346,717
  $10.42 to $13.68    $11.61 to $15.64    $14.26 to $16.92     $4.64 to $12.25    $13.65 to $19.26    $13.72 to $15.07
      $768,286,065        $314,544,224        $259,430,466         $37,114,974        $538,301,526        $283,308,837
             3.67%               1.52%               0.71%               0.00%               0.00%               0.61%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%      0.65% to 2.30%      0.65% to 2.30%      0.65% to 2.30%
   -0.48% to 1.39%    10.33% to 12.43%      1.97% to 3.80%     9.94% to 11.90%      1.57% to 3.51%     6.82% to 11.38%
        46,560,646          21,202,631          15,279,970                  --          29,576,684          16,857,835
  $11.21 to $13.50    $10.52 to $13.94    $13.77 to $16.30                 $--    $13.23 to $18.67    $12.53 to $13.53
      $607,563,120        $241,576,840        $242,131,144                 $--        $542,389,566        $223,266,641
             2.63%               0.73%               0.47%                  --               0.00%               0.52%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%                  --      0.65% to 2.30%      0.60% to 2.30%
    0.17% to 3.46%    14.75% to 18.74%    13.80% to 16.85%                  --    11.83% to 14.57%    11.33% to 15.05%
        30,485,159          19,519,582          14,716,651                  --          24,672,525          16,640,765
  $10.88 to $13.07     $9.15 to $11.77    $11.81 to $13.95                 $--    $11.58 to $16.34    $11.14 to $11.76
      $389,701,037        $189,195,386        $200,997,329                 $--        $398,038,205        $192,970,729
             5.38%               1.45%               0.61%                  --               0.00%               0.43%
    0.50% to 2.30%      0.50% to 2.30%      0.50% to 2.30%                  --      0.95% to 2.30%      0.50% to 2.30%
    1.13% to 2.91%    34.19% to 36.50%    42.69% to 45.01%                  --    46.51% to 50.60%    31.71% to 33.69%
        23,589,333          14,677,925          11,623,809                  --          20,893,360          12,279,701
  $10.59 to $12.69      $6.85 to $8.63      $8.16 to $9.61                 $--     $7.78 to $10.98      $8.43 to $8.78
      $295,466,638        $104,947,903        $110,231,824                 $--        $227,655,295        $107,024,585
             2.88%               0.50%               0.60%                  --               0.07%               0.38%
    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%                  --      0.95% to 2.20%      0.95% to 2.20%
          4% to 9%         -18% to -3%         -21% to -1%                  --         -23% to -5%         -17% to -1%

FRANKLIN TEMPLETON
 SMALL CAP GROWTH
INVESTMENT DIVISION
-------------------
        4,513,538
 $10.33 to $12.64
      $49,635,104
            0.00%
   0.60% to 2.30%
   1.88% to 9.11%
        4,244,927
  $9.63 to $11.60
      $43,057,929
            0.00%
   0.60% to 2.30%
   2.03% to 9.46%
        3,958,098
  $9.44 to $11.19
      $38,943,339
            0.00%
   0.60% to 2.30%
  8.68% to 23.51%
        3,288,203
   $8.72 to $9.09
      $29,155,697
            0.00%
   0.50% to 2.30%
 41.34% to 43.58%
        1,861,007
   $6.18 to $6.31
      $11,664,106
            0.00%
   0.95% to 2.20%
       -29% to 1%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                        BLACKROCK           BLACKROCK           BLACKROCK
                                                                     LARGE CAP VALUE       BOND INCOME        MONEY MARKET
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................        12,384,350          15,090,608           1,356,596
Unit Fair Value, Lowest to Highest (1)............................  $13.60 to $15.04    $11.91 to $57.26    $18.95 to $24.22
Net Assets........................................................      $179,447,389        $496,636,469         $29,869,403
Investment Income Ratio to Net Assets (2).........................             0.86%               5.68%               4.59%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%      0.50% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  16.41% to 18.54%      1.78% to 3.74%      2.26% to 3.83%
2005
Units.............................................................         5,368,892          16,263,054           1,240,999
Unit Fair Value, Lowest to Highest (1)............................  $11.74 to $12.53    $11.51 to $54.04    $18.53 to $23.43
Net Assets........................................................       $66,157,275        $499,970,297         $26,441,007
Investment Income Ratio to Net Assets (2).........................             0.81%               3.88%               2.48%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.65% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................    3.18% to 5.01%     -0.16% to 1.73%     0.34% to 12.20%
2004
Units.............................................................         4,308,811          16,511,060           1,089,932
Unit Fair Value, Lowest to Highest (1)............................  $11.18 to $11.97    $11.35 to $53.22    $18.26 to $23.09
Net Assets........................................................       $50,981,319        $479,529,727         $22,990,726
Investment Income Ratio to Net Assets (2).........................             0.00%               4.02%               0.86%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   1.54% to 12.29%     -6.04% to 3.77%     -1.46% to 0.05%
2003
Units.............................................................         1,872,159          17,412,347             701,222
Unit Fair Value, Lowest to Highest (1)............................  $10.42 to $10.66    $10.97 to $48.34    $18.73 to $23.19
Net Assets........................................................       $19,817,443        $470,409,429         $14,346,188
Investment Income Ratio to Net Assets (2).........................             1.16%               3.20%               0.68%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  32.33% to 34.09%      3.28% to 6.42%    -1.13% to -0.14%
2002
Units.............................................................           395,703          18,888,740             459,011
Unit Fair Value, Lowest to Highest (1)............................    $7.88 to $7.95    $10.46 to $46.31    $19.98 to $21.75
Net Assets........................................................        $3,130,580        $474,778,079          $9,162,959
Investment Income Ratio to Net Assets (2).........................             0.86%               5.78%               1.33%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      1.25% to 1.50%
Total Return, Lowest to Highest (4)...............................       -21% to -3%            4% to 7%                  0%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

       DAVIS           LOOMIS SAYLES              MFS             HARRIS OAKMARK      WESTERN ASSET MANAGEMENT
   VENTURE VALUE         SMALL CAP          INVESTORS TRUST        FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (A) INVESTMENT DIVISION     INVESTMENT DIVISION
------------------- ------------------- ----------------------- ------------------- ----------------------------
       13,009,427           3,097,546                    --            10,325,748               13,411,635
 $13.39 to $41.95    $13.75 to $35.91                    --      $13.34 to $44.24         $11.23 to $23.07
     $499,120,554        $101,108,667                   $--          $418,653,330             $281,812,127
            0.69%               0.00%                 0.82%                 0.22%                    4.83%
   0.50% to 2.30%      0.50% to 2.30%        0.95% to 2.30%        0.50% to 2.30%           0.50% to 2.30%
 11.71% to 13.84%    13.76% to 15.82%        3.77% to 6.46%       9.63% to 11.61%           2.46% to 4.38%
        9,616,873           1,880,156             2,689,053            11,283,242               11,262,819
 $11.80 to $36.05    $11.90 to $30.17        $8.53 to $9.41      $11.97 to $39.14         $10.79 to $21.59
     $327,836,546         $53,640,656           $24,530,659          $413,672,421             $228,960,440
            0.55%               0.00%                 0.34%                 0.02%                    2.72%
   0.65% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.95% to 2.30%           0.95% to 2.30%
   7.52% to 9.60%      4.28% to 5.97%        4.44% to 6.26%        7.22% to 9.06%           0.23% to 1.89%
        6,061,573           1,424,451                 2,351             9,659,217                7,027,888
 $12.62 to $32.99    $12.66 to $28.47        $8.10 to $8.86      $10.99 to $35.89         $18.05 to $21.19
     $191,013,088         $38,635,528               $20,307          $327,616,615             $141,477,434
            0.49%               0.00%                 0.42%                 0.03%                    2.86%
   0.65% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.60% to 2.30%           0.95% to 2.30%
  6.99% to 11.58%    12.61% to 15.30%       8.61% to 10.96%        7.27% to 9.90%           2.39% to 6.12%
        3,616,999           1,146,443                 1,527             7,756,076                4,303,532
 $11.45 to $29.64    $10.98 to $24.70        $7.49 to $8.03      $27.98 to $32.93         $17.50 to $20.06
     $103,646,451         $27,095,353               $12,018          $243,812,067              $82,972,143
            0.31%               0.00%                 0.26%                 0.12%                    1.63%
   0.95% to 2.30%      0.95% to 2.30%        0.95% to 2.30%        0.50% to 2.30%           0.95% to 2.30%
 27.77% to 30.08%    33.19% to 35.93%      18.74% to 20.75%      29.01% to 31.89%          9.94% to 12.06%
        2,652,523             904,325                 1,023             6,025,452                1,690,783
  $8.83 to $22.86     $8.12 to $18.27        $6.33 to $6.65      $21.83 to $24.83         $16.05 to $17.99
      $59,152,035         $15,933,407                $6,719          $145,221,494              $29,511,785
            0.88%               0.11%                 0.41%                 0.23%                    6.20%
   0.95% to 2.20%      0.95% to 2.20%        0.95% to 2.20%        0.95% to 2.20%           0.95% to 2.20%
       -18% to 0%         -23% to -3%          -22% to -21%            -11% to 3%                 7% to 9%

WESTERN ASSET MANAGEMENT         FI
    U.S. GOVERNMENT         VALUE LEADERS
  INVESTMENT DIVISION    INVESTMENT DIVISION
------------------------ -------------------
          12,285,154             3,178,325
    $10.63 to $18.04      $13.63 to $35.20
        $202,290,485          $100,021,516
               3.09%                 0.81%
      0.50% to 2.30%        0.50% to 2.30%
      1.53% to 3.38%       9.13% to 11.10%
          10,976,124             1,911,983
    $10.30 to $17.46      $12.53 to $30.30
        $176,329,793           $54,642,394
               1.22%                 0.98%
      0.50% to 2.30%        0.95% to 2.30%
       -0.89% to 92%        5.45% to 9.66%
           7,714,000               856,897
    $14.41 to $17.30      $11.43 to $27.67
        $124,306,910           $22,597,417
               1.09%                 1.05%
      0.50% to 2.30%        0.95% to 2.30%
      0.46% to 2.49%       9.66% to 14.30%
           6,224,918               419,382
    $14.46 to $16.93      $21.25 to $24.60
         $99,373,490            $9,895,281
               0.73%                 0.27%
      0.50% to 2.30%        0.95% to 2.30%
     -0.76% to 1.16%      23.86% to 26.43%
           5,667,522                56,394
    $14.69 to $16.46      $17.32 to $19.59
         $90,530,462            $1,071,595
               2.07%                 0.17%
      0.95% to 2.20%        0.95% to 2.20%
            2% to 7%            -21% to 0%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                           MFS                BLACKROCK
                                                                      TOTAL RETURN     LEGACY LARGE CAP GROWTH
                                                                   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                   ------------------- -----------------------
2006
Units.............................................................         3,947,313             1,062,045
Unit Fair Value, Lowest to Highest (1)............................  $12.31 to $53.42      $11.95 to $28.26
Net Assets........................................................      $117,960,524           $22,123,623
Investment Income Ratio to Net Assets (2).........................             3.32%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 2.30%        0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   9.40% to 11.38%        1.51% to 3.57%
2005
Units.............................................................         3,604,722               640,982
Unit Fair Value, Lowest to Highest (1)............................  $11.12 to $47.08      $11.67 to $27.51
Net Assets........................................................       $98,990,430           $13,090,953
Investment Income Ratio to Net Assets (2).........................             1.80%                 0.15%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%        0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................     .51% to 2.24%        4.35% to 6.06%
2004
Units.............................................................         2,312,843             1,424,451
Unit Fair Value, Lowest to Highest (1)............................  $10.94 to $46.05      $11.06 to $26.07
Net Assets........................................................       $71,298,072            $5,610,216
Investment Income Ratio to Net Assets (2).........................             0.03%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.60% to 2.30%        0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   6.22% to 10.33%       -4.31% to 9.68%
2003
Units.............................................................         2,113,742             1,146,443
Unit Fair Value, Lowest to Highest (1)............................  $25.09 to $41.74      $23.63 to $24.29
Net Assets........................................................       $53,115,421               $88,767
Investment Income Ratio to Net Assets (2).........................             0.39%                 0.00%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.50% to 1.45%        1.15% to 1.45%
Total Return, Lowest to Highest (4)...............................  14.23% to 16.86%      33.28% to 34.61%
2002
Units.............................................................         2,124,969                    --
Unit Fair Value, Lowest to Highest (1)............................  $21.47 to $33.00                   $--
Net Assets........................................................       $45,665,325                   $--
Investment Income Ratio to Net Assets (2).........................             0.00%                    --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 1.30%                    --
Total Return, Lowest to Highest (4)...............................       -.10% to 2%                    --

                                                                           METLIFE
                                                                   CONSERVATIVE ALLOCATION
                                                                     INVESTMENT DIVISION
                                                                   -----------------------
2006
Units.............................................................           3,839,929
Unit Fair Value, Lowest to Highest (1)............................    $10.70 to $11.02
Net Assets........................................................         $41,777,525
Investment Income Ratio to Net Assets (2).........................               2.77%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)      0.50% to 2.30%
Total Return, Lowest to Highest (4)...............................      4.47% to 6.36%
2005
Units.............................................................           1,232,690
Unit Fair Value, Lowest to Highest (1)............................    $10.24 to $10.35
Net Assets........................................................         $12,700,366
Investment Income Ratio to Net Assets (2).........................               0.57%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................       2.32 to 3.35%
2004
Units.............................................................                  --
Unit Fair Value, Lowest to Highest (1)............................                 $--
Net Assets........................................................                 $--
Investment Income Ratio to Net Assets (2).........................                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                  --
Total Return, Lowest to Highest (4)...............................                  --
2003
Units.............................................................                  --
Unit Fair Value, Lowest to Highest (1)............................                 $--
Net Assets........................................................                 $--
Investment Income Ratio to Net Assets (2).........................                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                  --
Total Return, Lowest to Highest (4)...............................                  --
2002
Units.............................................................                  --
Unit Fair Value, Lowest to Highest (1)............................                 $--
Net Assets........................................................                 $--
Investment Income Ratio to Net Assets (2).........................                  --
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                  --
Total Return, Lowest to Highest (4)...............................                  --

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

              METLIFE                     METLIFE                    METLIFE                     METLIFE
CONSERVATIVE TO MODERATE ALLOCATION MODERATE ALLOCATION MODERATE TO AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION
        INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
----------------------------------- ------------------- --------------------------------- ---------------------
               18,680,783                  40,790,100                 32,440,518                   3,386,241
         $11.18 to $11.52            $11.68 to $12.03           $12.18 to $12.55            $12.53 to $12.91
             $212,345,204                $484,209,819               $401,417,271                 $43,191,894
                    2.17%                       1.42%                      0.96%                       0.83%
           0.50% to 2.30%              0.50% to 2.30%             0.50% to 2.30%              0.50% to 2.30%
           6.94% to 8.88%             9.30% to 11.28%           11.63% to 13.65%            13.04% to 15.08%
                4,525,054                   8,136,943                  5,478,129                     659,010
         $10.45 to $10.58            $10.68 to $10.80           $10.91 to $11.02            $11.08 to $11.20
              $47,629,824                 $87,493,424                $60,142,308                  $7,348,718
                    0.68%                       0.73%                      0.68%                       0.65%
           0.95% to 2.30%              0.95% to 2.30%             0.95% to 2.30%              0.95% to 2.30%
           4.35% to 5.44%               6.40 to 7.38%             9.03% to 9.29%             9.78% to 10.72%
                       --                          --                         --                          --
                      $--                         $--                        $--                         $--
                      $--                         $--                        $--                         $--
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                      $--                         $--                        $--                         $--
                      $--                         $--                        $--                         $--
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --
                      $--                         $--                        $--                         $--
                      $--                         $--                        $--                         $--
                       --                          --                         --                          --
                       --                          --                         --                          --
                       --                          --                         --                          --

          FI                 FIDELITY            FIDELITY
       LARGE CAP           MONEY MARKET        EQUITY-INCOME
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------- -------------------
            161,937             692,783           2,516,843
   $15.92 to $18.31              $16.14              $52.53
         $2,830,157         $11,180,161        $132,207,499
              0.00%               4.94%               3.39%
     0.95% to 2.20%               0.95%               0.95%
     3.62% to 5.00%               3.90%              19.07%
                 --             398,745           2,814,629
                $--              $15.53              $44.12
                $--          $6,200,922        $124,173,091
                 --               3.16%               1.64%
                 --               0.95%               0.95%
                 --               2.05%               4.84%
                 --             508,676           3,181,549
                $--              $15.22              $42.08
                $--          $7,739,157        $133,865,570
                 --               1.12%               1.52%
                 --               0.95%               0.95%
                 --               0.20%               9.02%
                 --             607,233           3,527,530
                $--              $15.18              $38.08
                $--          $8,972,674        $134,229,848
                 --               1.14%               1.69%
                 --               0.95%               0.95%
                 --               0.07%              29.08%
                 --             745,991           3,627,921
                $--              $15.17              $29.50
                $--         $11,063,485        $107,048,117
                 --               1.54%               1.86%
                 --               0.95%               0.95%
                 --                  1%                -18%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                        FIDELITY            FIDELITY             FIDELITY
                                                                         GROWTH             OVERSEAS       INVESTMENT GRADE BOND
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                   ------------------- ------------------- ---------------------
2006
Units.............................................................       3,115,761           1,300,083              809,998
Unit Fair Value, Lowest to Highest (1)............................          $41.04              $30.55               $24.00
Net Assets........................................................    $127,870,436         $39,721,653          $19,442,734
Investment Income Ratio to Net Assets (2).........................           0.41%               0.86%                4.10%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................           5.85%              16.97%                3.37%
2005
Units.............................................................       3,645,885           1,302,806              896,213
Unit Fair Value, Lowest to Highest (1)............................          $38.77              $26.12               $23.22
Net Assets........................................................    $141,359,911         $34,046,278          $20,803,805
Investment Income Ratio to Net Assets (2).........................           0.50%               0.62%                3.69%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................           4.82%              17.92%                1.27%
2004
Units.............................................................       4,247,099           1,402,715              942,267
Unit Fair Value, Lowest to Highest (1)............................          $36.99              $22.15               $22.93
Net Assets........................................................    $157,101,539         $31,060,853          $21,620,889
Investment Income Ratio to Net Assets (2).........................           0.26%               1.09%                4.15%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................           8.19%              14.00%                0.88%
2003
Units.............................................................       4,594,501           1,387,716            1,035,631
Unit Fair Value, Lowest to Highest (1)............................          $36.13              $19.68               $22.17
Net Assets........................................................    $165,751,953         $27,274,426          $23,036,958
Investment Income Ratio to Net Assets (2).........................           0.25%               0.74%                3.97%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................          31.62%              42.09%                3.79%
2002
Units.............................................................       4,626,451           1,400,081            1,040,228
Unit Fair Value, Lowest to Highest (1)............................          $27.45              $13.85               $21.36
Net Assets........................................................    $126,972,358         $19,411,860          $22,209,564
Investment Income Ratio to Net Assets (2).........................           0.25%               0.81%                3.29%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)           0.95%               0.95%                0.95%
Total Return, Lowest to Highest (4)...............................            -31%                -21%                   9%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

  CALVERT SOCIAL      CALVERT SOCIAL        LORD ABBET         MFS RESEARCH        T. ROWE PRICE           PIMCO
     BALANCED         MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL      MID CAP GROWTH       TOTAL RETURN
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
        2,131,161           419,490            13,210,287            8,960,338         13,821,848          34,594,371
 $23.31 to $30.39            $28.51      $11.69 to $20.16     $15.21 to $17.32    $7.99 to $13.82    $10.91 to $13.25
      $63,065,563       $11,959,917          $210,829,957         $147,231,063       $118,849,794        $438,011,087
            2.32%             0.00%                 6.45%                1.54%              0.00%               2.71%
   0.50% to 1.55%             0.95%        0.50% to 2.30%       0.50% to 2.30%     0.50% to 2.30%      0.50% to 2.30%
   7.10% to 8.23%             5.87%        6.70% to 8.65%     23.65% to 29.56%     3.73% to 5.64%      2.13% to 4.13%
        2,181,124           466,889            11,143,052            4,118,785         11,533,257          33,143,919
 $21.77 to $28.29            $26.93      $10.79 to $17.43     $12.30 to $13.77    $7.70 to $13.09    $10.57 to $12.74
      $60,311,328       $12,565,055          $159,818,940          $54,271,700        $94,663,044        $406,268,866
            1.79%             0.00%                 4.90%                0.56%              0.00%               0.02%
   0.50% to 1.55%             0.95%        0.65% to 2.30%       0.95% to 2.30%     0.50% to 2.30%      0.50% to 2.30%
   4.05% to 5.13%             -.52%        -0.83 to 3.23%     12.23% to 15.67%   11.89% to 13.73%     -0.05% to 1.76%
        2,197,291           506,064             9,177,096            2,756,605          8,669,095          24,585,923
 $20.92 to $27.11            $27.07      $12.27 to $21.73     $10.81 to $11.91    $6.87 to $11.51    $11.61 to $12.52
      $58,294,718       $13,688,933          $125,736,304          $31,718,709        $63,001,217        $298,386,525
            1.72%             0.00%                 3.67%                0.00%              0.00%               7.25%
   0.50% to 1.55%             0.95%        0.65% to 2.30%       0.95% to 2.30%     0.95% to 2.30%      0.50% to 2.30%
   0.28% to 7.70%             8.28%        3.58% to 7.68%    -14.39% to 18.63%   11.63% to 17.14%      0.83% to 4.42%
        2,146,302           496,082             7,504,913            1,791,537          5,569,955          18,545,938
 $19.85 to $25.35            $25.00      $11.60 to $16.24      $9.28 to $10.04     $5.99 to $6.36    $11.31 to $11.99
      $53,336,592       $12,360,300           $94,258,153          $17,501,323        $34,865,426        $217,219,652
            1.95%             0.00%                 1.98%                0.89%              0.00%               1.35%
   0.50% to 1.45%             0.95%        0.95% to 2.30%       0.95% to 2.30%     0.95% to 2.30%      0.50% to 2.30%
 17.59% to 18.72%            30.48%      16.49% to 18.44%     29.10% to 30.90%   33.67% to 35.90%      2.06% to 3.81%
        2,114,482           468,326             5,370,358            1,105,190          2,939,251          12,099,826
  $20.02 to 21.51            $19.16       $9.96 to $13.79       $7.63 to $7.67     $4.66 to $4.68    $11.11 to $11.47
      $44,583,585        $8,957,889           $57,316,343           $8,338,351        $13,645,467        $137,802,804
            2.69%             0.00%                11.49%                0.23%              0.60%               0.00%
   0.95% to 1.25%             0.95%        0.95% to 2.20%       0.95% to 2.20%     0.95% to 2.20%      0.95% to 2.20%
       -13% to 0%              -29%             -3% to 4%          -14% to -1%               -45%            4% to 9%

    RCM GLOBAL
    TECHNOLOGY
INVESTMENT DIVISION
-------------------
        9,455,156
   $4.68 to $6.24
      $51,235,788
            0.00%
   0.50% to 2.30%
   2.83% to 4.82%
        9,833,932
   $4.55 to $5.97
      $51,898,685
            0.00%
   0.95% to 2.30%
  8.57% to 10.35%
       11,146,560
   $4.19 to $5.41
      $54,272,225
            0.00%
   0.95% to 2.30%
 -6.49% to 15.20%
       10,122,784
   $4.49 to $5.71
      $53,817,082
            0.00%
   0.95% to 2.30%
 53.81% to 56.44%
        3,261,683
    $2.93 to 3.65
      $11,592,649
            0.00%
   0.95% to 2.20%
      -52% to -5%

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                         LAZARD              MET/AIM         HARRIS OAKMARK
                                                                         MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
                                                                   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                   ------------------- ------------------- -------------------
2006
Units.............................................................         3,342,852           1,763,663          16,996,340
Unit Fair Value, Lowest to Highest (1)............................  $13.18 to $16.84    $13.18 to $15.26    $16.51 to $20.96
Net Assets........................................................       $54,992,866         $25,970,736        $341,781,933
Investment Income Ratio to Net Assets (2).........................             0.36%               0.00%               2.25%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.50% to 2.30%
Total Return, Lowest to Highest (4)...............................  12.05% to 13.87%    11.55% to 13.48%    25.93% to 28.37%
2005
Units.............................................................         2,877,414           1,475,123           9,989,980
Unit Fair Value, Lowest to Highest (1)............................  $11.76 to $14.81    $11.68 to $13.45    $12.90 to $16.11
Net Assets........................................................       $41,868,418         $19,296,323        $158,028,315
Investment Income Ratio to Net Assets (2).........................             0.21%               0.00%               0.05%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................    5.63% to 7.40%      5.85% to 7.60%    11.65% to 13.40%
2004
Units.............................................................         2,505,486           1,153,716           4,686,847
Unit Fair Value, Lowest to Highest (1)............................  $10.95 to $13.82    $10.86 to $12.50    $11.70 to $14.23
Net Assets........................................................       $34,153,806        $142,129,409         $65,755,444
Investment Income Ratio to Net Assets (2).........................             0.00%               0.00%               0.01%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.60% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................   7.34% to 13.37%      4.15% to 8.60%    12.68% to 19.58%
2003
Units.............................................................         1,639,487             738,910           1,186,711
Unit Fair Value, Lowest to Highest (1)............................  $11.82 to $12.19    $11.41 to $11.77    $11.54 to $11.90
Net Assets........................................................       $19,818,859          $8,617,886         $14,031,601
Investment Income Ratio to Net Assets (2).........................             0.00%               0.00%               1.51%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.30%      0.95% to 2.30%      0.95% to 2.30%
Total Return, Lowest to Highest (4)...............................  23.48% to 25.15%    35.85% to 37.82%    32.08% to 33.86%
2002
Units.............................................................           453,569             208,088              89,776
Unit Fair Value, Lowest to Highest (1)............................    $9.58 to $9.74      $8.41 to $8.54      $8.86 to $8.89
Net Assets........................................................        $4,412,747          $1,769,568            $794,444
Investment Income Ratio to Net Assets (2).........................             0.10%               0.00%               0.25%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)    0.95% to 2.20%      0.95% to 2.20%      0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................        -15% to 0%          -29% to 0%                -16%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

    OPPENHEIMER          LEGG MASON         THIRD AVENUE      NEUBERGER BERMAN         LEGG MASON               CYCLICAL
CAPITAL APPRECIATION  AGGRESSIVE GROWTH    SMALL CAP VALUE       REAL ESTATE          VALUE EQUITY             GROWTH ETF
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
-------------------- ------------------- ------------------- ------------------- ----------------------- -----------------------
         1,339,707           4,041,330             263,473          19,640,662             3,401,505                 322,952
   $8.74 to $11.66     $7.39 to $12.09    $18.07 to $18.97     $3.27 to $19.92       $9.36 to $10.58        $11.30 to $11.50
       $12,773,771         $32,049,679          $4,845,048        $382,243,470           $34,609,899              $3,692,601
             0.12%               0.00%               0.40%               0.93%                 0.08%                   1.65%
    0.95% to 2.20%      0.95% to 2.30%      0.50% to 1.55%      0.50% to 2.30%        0.95% to 2.30%          0.95% to 2.20%
    5.28% to 6.80%    -3.91% to -2.50%    11.39% to 12.57%    34.50% to 37.01%      10.59% to 12.34%        11.38% to 12.93%
           448,382           3,428,990             138,389          11,156,645                    --                      --
   $8.36 to $10.93     $7.69 to $12.41    $16.22 to $16.46     $2.39 to $14.51                   $--                     $--
        $4,043,647         $28,090,437          $2,276,433        $159,988,876                   $--                     $--
             0.02%               0.00%               0.00%               0.00%                    --                      --
    0.95% to 2.05%      0.95% to 2.30%      1.15% to 1.55%      0.95% to 2.30%                    --                      --
    3.23% to 3.55%    10.93% to 12.78%    13.74% to 14.15%    10.69% to 12.61%                    --                      --
                42           2,835,847              27,952           4,508,731                    --                      --
    $8.34 to $8.44     $6.93 to $11.00    $14.26 to $14.42    $12.76 to $12.89                   $--                     $--
              $357         $20,717,976            $403,590         $57,896,986                   $--                     $--
             0.74%               0.00%               0.43%               3.20%                    --                      --
    1.15% to 1.45%      0.95% to 2.30%      1.15% to 1.55%      0.95% to 2.30%                    --                      --
    4.89% to 5.24%     6.11% to 10.53%    24.54% to 25.07%    27.56% to 28.90%                    --                      --
                13           2,454,927              11,639                  --                    --                      --
    $7.95 to $8.00      $6.62 to $6.88    $11.47 to $11.53                 $--                   $--                     $--
              $101         $16,719,126            $134,143                 $--                   $--                     $--
             0.00%               0.00%               0.46%                  --                    --                      --
    1.15% to 1.30%      0.95% to 2.30%      1.15% to 1.30%                  --                    --                      --
  26.59% to 27.23%    26.94% to 28.84%    39.37% to 39.76%                  --                    --                      --
               499          46,924,968                  --                  --                    --                      --
    $6.30 to $6.31     $8.46 to $11.36                 $--                 $--                   $--                     $--
                $3        $524,360,926                 $--                 $--                   $--                     $--
             0.00%               0.00%                  --                  --                    --                      --
    1.15% to 1.25%      0.95% to 2.20%                  --                  --                    --                      --
          1% to 2%        -31% to -15%                  --                  --                    --                      --

       CYCLICAL
 GROWTH AND INCOME ETF
INVESTMENT DIVISION (B)
-----------------------
            266,996
   $11.05 to $11.23
         $2,982,650
              2.24%
     0.95% to 2.20%
    9.30% to 10.72%
                 --
                $--
                $--
                 --
                 --
                 --
                 --
                $--
                $--
                 --
                 --
                 --
                 --
                $--
                $--
                 --
                 --
                 --
                 --
                $--
                $--
                 --
                 --
                 --

                    METROPOLITAN LIFE SEPARATE ACCOUNT E OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the five years ended December 31, 2006, 2005, 2004, 2003 and 2002 or lesser time period if applicable.

                                                                            PIMCO             AMERICAN FUNDS
                                                                   INFLATION PROTECTED BOND       GROWTH
                                                                   INVESTMENT DIVISION (B)  INVESTMENT DIVISION
                                                                   ------------------------ -------------------
2006
Units.............................................................            1,228,621              7,208,741
Unit Fair Value, Lowest to Highest (1)............................     $10.74 to $11.51      $13.81 to $185.02
Net Assets........................................................          $13,684,136         $1,130,973,142
Investment Income Ratio to Net Assets (2).........................                0.00%                  0.85%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)       0.65% to 2.30%         0.50% to 2.55%
Total Return, Lowest to Highest (4)...............................      -1.89% to 0.00%        5.17% to 11.04%
2005
Units.............................................................                   --              5,817,927
Unit Fair Value, Lowest to Highest (1)............................                  $--      $12.65 to $165.46
Net Assets........................................................                  $--           $843,004,006
Investment Income Ratio to Net Assets (2).........................                   --                  0.74%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.60% to 2.30%
Total Return, Lowest to Highest (4)...............................                   --        8.32% to 15.21%
2004
Units.............................................................                   --              4,245,543
Unit Fair Value, Lowest to Highest (1)............................                  $--     $100.66 to $143.62
Net Assets........................................................                  $--           $542,082,661
Investment Income Ratio to Net Assets (2).........................                   --                  0.20%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.85% to 2.30%
Total Return, Lowest to Highest (4)...............................                   --        3.61% to 11.54%
2003
Units.............................................................                   --              2,563,562
Unit Fair Value, Lowest to Highest (1)............................                  $--      $93.64 to $128.76
Net Assets........................................................                  $--           $298,879,317
Investment Income Ratio to Net Assets (2).........................                   --                  0.13%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.50% to 2.45%
Total Return, Lowest to Highest (4)...............................                   --       33.11% to 37.49%
2002
Units.............................................................                   --              1,193,799
Unit Fair Value, Lowest to Highest (1)............................                  $--       $71.44 to $93.21
Net Assets........................................................                  $--           $104,487,140
Investment Income Ratio to Net Assets (2).........................                   --                  0.05%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)                   --         0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................                   --             -26% to 3%

                                                                     AMERICAN FUNDS
                                                                    GROWTH AND INCOME
                                                                   INVESTMENT DIVISION
                                                                   -------------------
2006
Units.............................................................          7,224,552
Unit Fair Value, Lowest to Highest (1)............................  $12.99 to $134.49
Net Assets........................................................       $825,698,989
Investment Income Ratio to Net Assets (2).........................              1.64%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.50% to 2.55%
Total Return, Lowest to Highest (4)...............................    9.93% to 16.07%
2005
Units.............................................................          6,416,996
Unit Fair Value, Lowest to Highest (1)............................  $11.36 to $115.07
Net Assets........................................................       $648,646,801
Investment Income Ratio to Net Assets (2).........................              1.42%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.60% to 2.30%
Total Return, Lowest to Highest (4)...............................    -1.34% to 4.93%
2004
Units.............................................................          5,181,523
Unit Fair Value, Lowest to Highest (1)............................  $76.86 to $109.66
Net Assets........................................................       $506,094,791
Investment Income Ratio to Net Assets (2).........................              1.02%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.85% to 2.30%
Total Return, Lowest to Highest (4)...............................     4.85% to 9.44%
2003
Units.............................................................          3,156,560
Unit Fair Value, Lowest to Highest (1)............................  $72.87 to $100.20
Net Assets........................................................       $286,012,415
Investment Income Ratio to Net Assets (2).........................              1.21%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.50% to 2.45%
Total Return, Lowest to Highest (4)...............................   27.64% to 31.17%
2002
Units.............................................................          1,478,426
Unit Fair Value, Lowest to Highest (1)............................   $57.44 to $74.94
Net Assets........................................................       $103,900,891
Investment Income Ratio to Net Assets (2).........................              1.50%
Expenses as a Percent of Average Net Assets, Lowest to Highest (3)     0.95% to 2.20%
Total Return, Lowest to Highest (4)...............................        -20% to -1%

(1) Metropolitan Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the Contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                    AMERICAN FUNDS            AMERICAN FUNDS
              GLOBAL SMALL CAPITALIZATION          BOND
                  INVESTMENT DIVISION     INVESTMENT DIVISION (B)
              --------------------------- -----------------------
                         17,064,435                 3,656,960
                   $17.31 to $31.23          $13.92 to $16.74
                       $501,254,164               $56,220,877
                              0.46%                     0.65%
                     0.50% to 2.55%            0.50% to 2.55%
                   20.10% to 23.25%            3.55% to 6.42%
                         12,642,767                        --
                   $14.09 to $25.17                       $--
                       $304,247,953                       $--
                              0.88%                        --
                     0.60% to 2.30%                        --
                   21.12% to 24.46%                        --
                          8,037,895                        --
                   $18.07 to $20.25                       $--
                       $156,789,112                       $--
                              0.00%                        --
                     0.85% to 2.30%                        --
                   11.42% to 35.71%                        --
                          4,021,904                        --
                   $15.43 to $16.80                       $--
                        $66,037,812                       $--
                              0.40%                        --
                     0.95% to 2.45%                        --
                   49.82% to 52.14%                        --
                          1,732,723                        --
                   $10.35 to $11.05                       $--
                        $18,827,591                       $--
                              0.91%                        --
                     0.95% to 2.20%                        --
                        -21% to -4%                        --

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                          PAGE
                                                                          ----


Report of Independent Registered Public Accounting Firm.................  F-1
Financial Statements at December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004:
  Consolidated Balance Sheets...........................................  F-2
  Consolidated Statements of Income.....................................  F-3
  Consolidated Statements of Stockholder's Equity.......................  F-4
  Consolidated Statements of Cash Flows.................................  F-5
  Notes to Consolidated Financial Statements............................  F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
April 2, 2007

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2006       2005
                                                                  --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:  $157,673 and $141,929,
     respectively)..............................................  $162,385   $147,897
  Trading securities, at fair value (cost: $548 and $373,
     respectively)..............................................       563        373
  Equity securities available-for-sale, at estimated fair value
     (cost: $3,000 and $1,989, respectively)....................     3,487      2,217
  Mortgage and consumer loans...................................    35,939     33,094
  Policy loans..................................................     8,587      8,412
  Real estate and real estate joint ventures held-for-
     investment.................................................     4,485      3,778
  Real estate held-for-sale.....................................        --        309
  Other limited partnership interests...........................     3,670      3,256
  Short-term investments........................................     1,244        883
  Other invested assets.........................................     6,960      5,839
                                                                  --------   --------
     Total investments..........................................   227,320    206,058
Cash and cash equivalents.......................................     1,455      1,787
Accrued investment income.......................................     2,328      2,030
Premiums and other receivables..................................     9,707      6,678
Deferred policy acquisition costs and value of business
  acquired......................................................    12,043     11,438
Other assets....................................................     6,240      6,183
Separate account assets.........................................    80,965     73,152
                                                                  --------   --------
     Total assets...............................................  $340,058   $307,326
                                                                  ========   ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $ 96,599   $ 94,372
  Policyholder account balances.................................    80,498     72,793
  Other policyholder funds......................................     7,372      6,918
  Policyholder dividends payable................................       957        915
  Policyholder dividend obligation..............................     1,063      1,607
  Short-term debt...............................................       833        453
  Long-term debt................................................     3,219      2,562
  Junior subordinated debt securities...........................       399        399
  Shares subject to mandatory redemption........................       278        278
  Current income tax payable....................................       781        444
  Deferred income tax liability.................................     2,453      2,729
  Payables for collateral under securities loaned and other
     transactions...............................................    32,119     21,009
  Other liabilities.............................................    13,330     11,228
  Separate account liabilities..................................    80,965     73,152
                                                                  --------   --------
     Total liabilities..........................................   320,866    288,859
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  December 31, 2006 and 2005....................................         5          5
Additional paid-in capital......................................    14,343     13,808
Retained earnings...............................................     3,812      2,749
Accumulated other comprehensive income..........................     1,032      1,905
                                                                  --------   --------
  Total stockholder's equity....................................    19,192     18,467
                                                                  --------   --------
  Total liabilities and stockholder's equity....................  $340,058   $307,326
                                                                  ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                           2006      2005      2004
                                                         -------   -------   -------


REVENUES
Premiums...............................................  $20,284   $19,256   $17,437
Universal life and investment-type product policy
  fees.................................................    2,183     1,948     2,009
Net investment income..................................   12,307    11,729    10,795
Other revenues.........................................      890       820       862
Net investment gains (losses)..........................     (827)      179       282
                                                         -------   -------   -------
  Total revenues.......................................   34,837    33,932    31,385
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   21,137    20,445    18,736
Interest credited to policyholder account balances.....    3,247     2,596     2,357
Policyholder dividends.................................    1,671     1,647     1,636
Other expenses.........................................    6,314     5,717     5,583
                                                         -------   -------   -------
  Total expenses.......................................   32,369    30,405    28,312
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    2,468     3,527     3,073
Provision for income tax...............................      640     1,098       868
                                                         -------   -------   -------
Income (loss) from continuing operations...............    1,828     2,429     2,205
Income (loss) from discontinued operations, net of
  income tax...........................................       98       824        86
                                                         -------   -------   -------
Income before cumulative effect of a change in
  accounting, net of income tax........................    1,926     3,253     2,291
Cumulative effect of a change in accounting, net of
  income tax...........................................       --        --       (52)
                                                         -------   -------   -------
Net income.............................................  $ 1,926   $ 3,253   $ 2,239
                                                         =======   =======   =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                         ACCUMULATED OTHER COMPREHENSIVE
                                                                                                  INCOME (LOSS)
                                              PARENT'S                                 -----------------------------------
                                            INTEREST IN                                    NET
                                             PREFERRED                                 UNREALIZED    FOREIGN      DEFINED
                                               STOCK             ADDITIONAL            INVESTMENT    CURRENCY     BENEFIT
                                                OF A     COMMON    PAID-IN   RETAINED     GAINS    TRANSLATION     PLANS
                                             SUBSIDIARY   STOCK    CAPITAL   EARNINGS   (LOSSES)    ADJUSTMENT  ADJUSTMENT   TOTAL
                                            -----------  ------  ----------  --------  ----------  -----------  ----------  -------


Balance at January 1, 2004................      $ 93       $5      $13,730    $ 1,261    $2,405        $107        $(128)   $17,473
Contribution of preferred stock by Holding
  Company to subsidiary
  and retirement thereof..................       (93)                                                                           (93)
Issuance of shares -- by subsidiary.......                               4                                                        4
Issuance of stock options -- by
  subsidiary..............................                               2                                                        2
Capital contribution from the Holding
  Company.................................                              94                                                       94
Return of capital to the Holding Company..                              (3)                                                      (3)
Dividends on preferred stock..............                                         (7)                                           (7)
Dividends on common stock.................                                       (797)                                         (797)
Comprehensive income (loss):
  Net income..............................                                      2,239                                         2,239
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  (77)                                (77)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                   19                                  19
     Cumulative effect of a change in
       accounting, net of income tax......                                                   61                                  61
     Foreign currency translation
       adjustments, net of income tax.....                                                               79                      79
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                            (2)        (2)
                                                                                                                            -------
     Other comprehensive income (loss)....                                                                                       80
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    2,319
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2004..............        --        5       13,827      2,696     2,408         186         (130)    18,992
Treasury stock transactions, net -- by
  subsidiary..............................                             (15)                                                     (15)
Issuance of stock options -- by
  subsidiary..............................                              (4)                                                      (4)
Dividends on common stock.................                                     (3,200)                                       (3,200)
Comprehensive income (loss):
  Net income..............................                                      3,253                                         3,253
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  184                                 184
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                 (783)                               (783)
     Foreign currency translation
       adjustments, net of income tax.....                                                              (49)                    (49)
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                            89         89
                                                                                                                            -------
     Other comprehensive income (loss)....                                                                                     (559)
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    2,694
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2005..............        --        5       13,808      2,749     1,809         137          (41)    18,467
Treasury stock transactions, net -- by
  subsidiary..............................                              12                                                       12
Excess tax benefits related to stock-based
  compensation............................                              34                                                       34
Capital contribution from Holding
  Company -- See Notes 2 and 16...........                             489                                                      489
Dividends on common stock.................                                       (863)                                         (863)
Comprehensive income (loss):
  Net income..............................                                      1,926                                         1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  (20)                                (20)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                  (93)                                (93)
     Foreign currency translation
       adjustments, net of income tax.....                                                                7                       7
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                           (18)       (18)
                                                                                                                            -------
Other comprehensive income (loss).........                                                                                     (124)
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    1,802
                                                                                                                            -------
     Adoption of SFAS 158, net of income
       tax................................                                                                          (749)      (749)
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2006..............      $ --       $5      $14,343    $ 3,812    $1,696        $144        $(808)   $19,192
                                                ====       ==      =======    =======    ======        ====        =====    =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                           2006        2005       2004
                                                         --------   ---------   --------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................  $  1,926   $   3,253   $  2,239
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses...............       308         299        344
  Amortization of premiums and accretion of discounts
     associated with investments, net..................      (467)       (203)       (15)
  (Gains) losses from sales of investments and
     businesses, net...................................       687      (1,379)      (289)
  Equity earnings of real estate joint ventures and
     other limited partnership interests...............      (376)       (399)      (167)
  Interest credited to policyholder account balances...     3,247       2,596      2,357
  Universal life and investment-type product policy
     fees..............................................    (2,183)     (1,948)    (2,009)
  Change in accrued investment income..................      (295)        (24)       (67)
  Change in premiums and other receivables.............    (3,565)       (734)       460
  Change in deferred policy acquisition costs, net.....      (672)       (504)      (752)
  Change in insurance-related liabilities..............     3,743       3,794      3,829
  Change in trading securities.........................      (196)       (375)        --
  Change in income tax payable.........................       144         147       (101)
  Change in other assets...............................       772        (236)      (385)
  Change in other liabilities..........................     1,109       1,878      1,279
  Other, net...........................................       (37)         24         29
                                                         --------   ---------   --------
Net cash provided by operating activities..............     4,145       6,189      6,752
                                                         --------   ---------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities............................    73,351     118,459     78,494
  Equity securities....................................       858         777      1,587
  Mortgage and consumer loans..........................     7,632       7,890      3,961
  Real estate and real estate joint ventures...........       847       1,922        436
  Other limited partnership interests..................     1,253         953        800
Purchases of:
  Fixed maturity securities............................   (90,163)   (119,375)   (83,243)
  Equity securities....................................      (731)     (1,057)    (2,107)
  Mortgage and consumer loans..........................   (10,535)     (9,473)    (8,639)
  Real estate and real estate joint ventures...........    (1,069)     (1,323)      (737)
  Other limited partnership interests..................    (1,551)     (1,012)      (893)
Net change in short-term investments...................      (362)        409        215
Purchases of subsidiaries, net of cash received of $0,
  $0 and $0, respectively..............................      (193)         --         --
Proceeds from sales of businesses, net of cash disposed
  of $0, $43 and $7, respectively......................        48         260         18
Net change in policy loans.............................      (176)       (156)       (77)
Net change in other invested assets....................    (1,084)       (598)      (379)
Net change in property, equipment and leasehold
  improvements.........................................      (109)       (114)        17
Other, net.............................................        (4)        (69)         7
                                                         --------   ---------   --------
Net cash used in investing activities..................  $(21,988)  $  (2,507)  $(10,540)
                                                         --------   ---------   --------




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                           2006       2005       2004
                                                         --------   --------   --------


CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 37,411   $ 30,008   $ 28,347
     Withdrawals.......................................   (31,366)   (26,732)   (22,804)
  Net change in payables for collateral under
     securities loaned and other transactions..........    11,110     (4,221)     1,166
  Net change in short-term debt........................       380       (992)    (2,072)
  Long-term debt issued................................       858      1,216         28
  Long-term debt repaid................................      (112)      (794)       (38)
  Capital contribution from the Holding Company........        93         --         --
  Junior subordinated debt securities issued...........        --        399         --
  Dividends on preferred stock.........................        --         --         (7)
  Dividends on common stock............................      (863)    (3,200)      (797)
  Other, net...........................................        --         (7)        --
                                                         --------   --------   --------
Net cash provided by (used in) financing activities....    17,511     (4,323)     3,823
                                                         --------   --------   --------
Change in cash and cash equivalents....................      (332)      (641)        35
Cash and cash equivalents, beginning of year...........     1,787      2,428      2,393
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $  1,455   $  1,787   $  2,428
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $     --   $     58   $     57
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $     --   $     58
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,787   $  2,370   $  2,336
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $  1,455   $  1,787   $  2,370
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    256   $    203   $    140
                                                         ========   ========   ========
     Income tax........................................  $    197   $  1,385   $    950
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed.................................  $     --   $    366   $     42
       Less: liabilities disposed......................        --        269         17
                                                         --------   --------   --------
       Net assets disposed.............................  $     --   $     97   $     25
       Plus: equity securities received................        --         43         --
       Less: cash disposed.............................        --         43          7
                                                         ========   ========   ========
       Business disposition, net of cash disposed......  $     --   $     97   $     18
                                                         ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation......................................  $     --   $      1   $     50
                                                         ========   ========   ========
     Purchase money mortgage on real estate sale.......  $     --   $     --   $      2
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $      6   $      1   $      7
                                                         ========   ========   ========
     Transfer from funds withheld at interest to fixed
       maturity securities.............................  $     --   $     --   $    606
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       income tax......................................  $    377   $     --   $     --
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     19   $     --   $     --
                                                         ========   ========   ========



--------

See Note 8 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (collectively the "Company") is a leading provider of insurance and other financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). Outside of the United States, the Company has direct insurance operations in Canada.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Assets, liabilities, revenues, and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "Adoption of New Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1.5 billion and $1.4 billion at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliate companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

     (i) the fair value of investments in the absence of quoted market values;

     (ii)   investment impairments;

     (iii)  the recognition of income on certain investments;

     (iv)   the application of the consolidation rules to certain investments;

     (v)    the fair value of and accounting for derivatives;

     (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (vii)  the liability for future policyholder benefits;

     (viii) accounting for income taxes and the valuation of deferred tax assets;

     (ix)   accounting for reinsurance transactions;

     (x)    accounting for employee benefit plans; and

     (xi)   the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments, and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate the SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

     Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain Structured Investment Transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.1 billion at both December 31, 2006 and 2005. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $538 million and $445 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $101 million, $94 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $877 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $664 million and $584 million at December 31, 2006 and 2005, respectively. Related amortization expense was $93 million, $97 million and $126 million for the years ended December 31, 2006, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 9% and 10% of the Company's life insurance in-force, and 76% and 86% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 34% and 33%, 35% and 34%, and 37% and 37% of gross and net life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2% to 10%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with the Holding Company. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. As of December 31, 2006, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), were offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from the Holding Company. The accounting policies described below represent those that the Holding Company applies in determining such allocated expense.

     Stock-based compensation grants prior to January 1, 2003 were accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Compensation expense, if any, was recorded based upon the excess of the quoted market price at grant date over the amount the employee was required to pay to acquire the stock. Under the provisions of APB 25, there was no compensation expense resulting from the issuance of stock options as the exercise price was equivalent to the fair market value at the date of grant. Compensation expense was recognized under the Long-Term Performance Compensation Plan ("LTPCP"), as described more fully in Note 16.

     Stock-based awards granted after December 31, 2002, but prior to January 1, 2006, were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method of SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was accrued over the vesting period of the grant or award, including grants or awards to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retirement-eligible employees. As required by SFAS 148, the Company discloses the pro forma impact as if the stock options granted prior to January 1, 2003 had been accounted for using the fair value provisions of SFAS 123 rather than the intrinsic value method prescribed by APB 25. See Note 16.

     Effective January 1, 2006, the Holding Company adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which replaces SFAS 123 and supersedes APB 25. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Holding Company's stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. SFAS 123(r) also requires an estimation of future forfeitures of stock-based awards to be incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

     (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

     (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

     (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

     (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date. See also Summary of "Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, the Holding Company adopted SFAS 123(r) including supplemental application guidance issued by the SEC in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment ("SAB 107") -- using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. The Holding Company had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003, and prior to January 1, 2003, accounted for its stock-based awards to employees under the intrinsic value method prescribed by APB 25. The Holding Company did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by APB 25 had vested prior to the adoption date and the Company, in conjunction with the Holding Company, had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003. As required by SFAS 148, and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


carried forward in the provisions of SFAS 123(r), the Company discloses the pro forma impact as if stock-based awards accounted for under APB 25 had been accounted for under the fair value method in Note 16.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), the Holding Company changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's consolidated financial position or results of operations for the year ended December 31, 2006.

     Additionally, for awards granted after adoption, the Holding Company changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility. The pro forma impact of this change in expense recognition policy for stock-based compensation is detailed in Note 16.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

     (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

     (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

     (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company prospectively adopted FSP No. FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides accounting guidance to employers that sponsor postretirement health care plans that provide prescription drug benefits. The Company began receiving subsidies on prescription drug benefits during 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act") based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. The postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $213 million at July 1, 2004. See also Note 15.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability, under certain variable annuity and life contracts and income tax. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income tax, which were recorded as cumulative effects of changes in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and PABs. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income tax, which were reported as cumulative effects of changes in accounting. As a result of the adoption of SOP 03-1, the Company recorded a cumulative effect of a change in accounting of $52 million, net of income tax of $27 million, for the year ended December 31, 2004.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In December 2006, the FASB issued FSP EITF 00-19-2, Accounting for Registration Payment Arrangements ("FSP EITF 00-19-2"). FSP EITF 00-19-2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, Accounting for Contingencies. FSP EITF 00-19-2 is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to December 21, 2006. For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to December 21, 2006, the guidance in the FSP is effective for fiscal years beginning after December 15, 2006. The Company does not expect FSP EITF 00-19-2 to have a material impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In July 2006, the FASB issued FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The guidance in FSP 13-2 is effective for fiscal years beginning after December 15, 2006.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company does not expect FSP 13-2 to have a material impact on the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $10 million and $30 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $180 million and $220 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $15 million to $30 million, net of income tax.

2.  ACQUISITIONS AND DISPOSITIONS

     On October 20, 2006, the Holding Company sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection with the sale and merger of CLIC, the Holding Company contributed $17 million to the Company. See
Note 16.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC ("MRS") (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the value of customer relationships acquired ("VOCRA").

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution from the Holding Company of $377 million in the form of intangible assets related to the value of distribution agreements ("VODA") of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through the Holding Company's acquisition of Travelers and was transferred at its amortized cost basis. See Notes 7 and 16.

     Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL, both in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale.

     See Note 19 for information on the disposition of P.T. Sejahtera ("MetLife Indonesia") and SSRM Holdings, Inc. ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                             DECEMBER 31, 2006
                                             ------------------------------------------------
                                                              GROSS
                                              COST OR       UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                               (IN MILLIONS)


U.S. corporate securities..................   $ 51,003   $1,829   $  492    $ 52,340     32.2%
Residential mortgage-backed securities.....     34,617      312      204      34,725     21.4
Foreign corporate securities...............     23,599    1,618      226      24,991     15.4
U.S. Treasury/agency securities............     20,662      944      108      21,498     13.2
Commercial mortgage-backed securities......     11,794      164       72      11,886      7.3
Asset-backed securities....................      9,369       55       41       9,383      5.8
Foreign government securities..............      4,653    1,001       12       5,642      3.5
State and political subdivision
  securities...............................      1,743       27       12       1,758      1.1
Other fixed maturity securities............        233        6       77         162      0.1
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities..........   $157,673   $5,956   $1,244    $162,385    100.0%
                                              ========   ======   ======    ========    =====
Common stock...............................   $  1,454   $  457   $   14    $  1,897     54.4%
Non-redeemable preferred stock.............      1,546       59       15       1,590     45.6
                                              --------   ------   ------    --------    -----
  Total equity securities..................   $  3,000   $  516   $   29    $  3,487    100.0%
                                              ========   ======   ======    ========    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2005
                                             ------------------------------------------------
                                                              GROSS
                                              COST OR       UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                               (IN MILLIONS)


U.S. corporate securities..................   $ 48,056   $2,507   $  358    $ 50,205     33.9%
Residential mortgage-backed securities.....     30,213      315      292      30,236     20.4
Foreign corporate securities...............     22,922    1,625      258      24,289     16.4
U.S. Treasury/agency securities............     17,858    1,333       18      19,173     13.0
Commercial mortgage-backed securities......     10,793      194      102      10,885      7.4
Asset-backed securities....................      6,412       74       29       6,457      4.4
Foreign government securities..............      4,734      999       10       5,723      3.9
State and political subdivision
  securities...............................        738       21       10         749      0.5
Other fixed maturity securities............        203       10       33         180      0.1
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities..........   $141,929   $7,078   $1,110    $147,897    100.0%
                                              ========   ======   ======    ========    =====
Common stock...............................   $  1,616   $  229   $   25    $  1,820     82.1%
Non-redeemable preferred stock.............        373       27        3         397     17.9
                                              --------   ------   ------    --------    -----
  Total equity securities..................   $  1,989   $  256   $   28    $  2,217    100.0%
                                              ========   ======   ======    ========    =====



     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $4.9 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $12.0 billion and $10.2 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain of $534 million and $388 million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $10 million at both December 31, 2006 and 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $3 million and $1 million at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2006                     2005
                                          ----------------------   ----------------------
                                           COST OR                  COST OR
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)


Due in one year or less.................   $  4,531    $  4,616     $  4,271    $  4,320
Due after one year through five years...     28,494      29,095       20,419      20,899
Due after five years through ten years..     25,535      26,071       29,365      30,335
Due after ten years.....................     43,333      46,609       40,456      44,765
                                           --------    --------     --------    --------
  Subtotal..............................    101,893     106,391       94,511     100,319
Mortgage-backed, commercial mortgage-
  backed and other asset-backed
  securities............................     55,780      55,994       47,418      47,578
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $157,673    $162,385     $141,929    $147,897
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Proceeds.........................................  $57,861   $97,347   $53,639
Gross investment gains...........................  $   387   $   623   $   792
Gross investment losses..........................  $  (855)  $  (956)  $  (468)

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                             DECEMBER 31, 2006
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $11,033       $152        $ 8,162       $340        $19,195      $  492
Residential mortgage-backed
  securities..................     10,108         52          8,329        152         18,437         204
Foreign corporate securities..      4,319         61          4,411        165          8,730         226
U.S. Treasury/agency
  securities..................      9,075         99            377          9          9,452         108
Commercial mortgage-backed
  securities..................      3,799         21          2,058         51          5,857          72
Asset-backed securities.......      3,184         27            662         14          3,846          41
Foreign government
  securities..................        409          6            242          6            651          12
State and political
  subdivision securities......        217          9            104          3            321          12
Other fixed maturity
  securities..................        122         77             --         --            122          77
                                  -------       ----        -------       ----        -------      ------
  Total fixed maturity
     securities...............    $42,266       $504        $24,345       $740        $66,611      $1,244
                                  =======       ====        =======       ====        =======      ======
Equity securities.............    $   613       $ 17        $   287       $ 12        $   900      $   29
                                  =======       ====        =======       ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      4,134                     2,129                     6,263
                                  =======                   =======                   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2005
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $12,171       $275        $2,295        $ 83        $14,466      $  358
Residential mortgage-backed
  securities..................     18,839        267           884          25         19,723         292
Foreign corporate securities..      6,995        200         1,621          58          8,616         258
U.S. Treasury/agency
  securities..................      2,856         16           107           2          2,963          18
Commercial mortgage-backed
  securities..................      5,323         89           401          13          5,724         102
Asset-backed securities.......      2,289         21           239           8          2,528          29
Foreign government
  securities..................        429          9           161           1            590          10
State and political
  subdivision securities......        327         10            --          --            327          10
Other fixed maturity
  securities..................         --         29            38           4             38          33
                                  -------       ----        ------        ----        -------      ------
  Total fixed maturity
     securities...............    $49,229       $916        $5,746        $194        $54,975      $1,110
                                  =======       ====        ======        ====        =======      ======
Equity securities.............    $   409       $ 24        $   57        $  4        $   466      $   28
                                  =======       ====        ======        ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      3,607                      675                      4,282
                                  =======                   ======                    =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                        DECEMBER 31, 2006
                                  ------------------------------------------------------------
                                        COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST      UNREALIZED LOSSES       SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months............   $32,410      $25      $  346      $ 7      3,112       62
Six months or greater but less
  than nine months..............     1,657        3          28        1        300        1
Nine months or greater but less
  than twelve months............     9,305       --         139       --        659       --
Twelve months or greater........    25,356       28         746        6      2,123        6
                                   -------      ---      ------      ---      -----       --
  Total.........................   $68,728      $56      $1,259      $14      6,194       69
                                   =======      ===      ======      ===      =====       ==


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                        DECEMBER 31, 2005
                                  ------------------------------------------------------------
                                        COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST      UNREALIZED LOSSES       SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months............   $43,966      $68      $  732      $18      2,827        89
Six months or greater but less
  than nine months..............     2,666        4          82        2        268         7
Nine months or greater but less
  than twelve months............     3,874       --         106       --        415         1
Twelve months or greater........     5,980       21         193        5        668         7
                                   -------      ---      ------      ---      -----       ---
  Total.........................   $56,486      $93      $1,113      $25      4,178       104
                                   =======      ===      ======      ===      =====       ===



     At December 31, 2006 and 2005, $1.3 billion and $1.1 billion, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $14 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. Of such unrealized losses of $14 million, $7 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $25 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $25 million, $18 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held four fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 each greater than $10 million. These securities represented 7%, or $95 million in the aggregate, of the gross unrealized loss on fixed maturity securities and equity securities. There were no securities with a gross unrealized loss greater than $10 million at December 31, 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $1.3 billion and $1.1 billion, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----


SECTOR:
  U.S. corporate securities..................................    39%    31%
  Residential mortgage-backed securities.....................    16     26
  Foreign corporate securities...............................    18     23
  U.S. Treasury/agency securities............................     8      2
  Commercial mortgage-backed securities......................     6      9
  Other......................................................    13      9
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Industrial.................................................    24%    25%
  Mortgage-backed............................................    22     35
  Utility....................................................    12      8
  Government.................................................     9      3
  Finance....................................................     7      7
  Other......................................................    26     22
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $30.1 billion and $19.5 billion and an estimated fair value of $31.0 billion and $20.4 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $32.0 billion and $21.0 billion at December 31, 2006 and 2005, respectively. Security collateral of $17 million and $33 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1.2 billion and $1.5 billion at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2.3 billion and $1.5 billion at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2006                2005
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)


Commercial mortgage loans...................  $28,369      78%    $26,574      80%
Agricultural mortgage loans.................    7,527      21       6,242      19
Consumer loans..............................      203       1         427       1
                                              -------     ---     -------     ---
  Subtotal..................................   36,099     100%     33,243     100%
                                                          ===                 ===
Less: Valuation allowances..................      160                 149
                                              -------             -------
  Mortgage and consumer loans...............  $35,939             $33,094
                                              =======             =======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 19%, 7% and 6% of the value of the Company's mortgage and consumer loans were located in California, New York and Texas, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Of the mortgage loans held at December 31, 2006 and 2005, $0 and $781 million, respectively, of the loans granted, were in connection with Metropolitan Insurance and Annuity Company's ("MIAC"), a related party, purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL, also a related party, in 2004. In 2006, MTL sold Peter Cooper Village and Stuyvesant Town real estate properties located in New York City, to a third party for $5.4 billion. Concurrent with the sale, MTL repaid the related $770 million mortgage, including accrued interest, it owed to the Company. In 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $379 million at December 31, 2006 and 2005, respectively.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Balance at January 1,..................................  $149   $154   $126
Additions..............................................    28     43     56
Deductions.............................................   (17)   (48)   (28)
                                                         ----   ----   ----
Balance at December 31,................................  $160   $149   $154
                                                         ====   ====   ====



     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Impaired loans with valuation allowances.....................  $371    $11
Impaired loans without valuation allowances..................    39     86
                                                               ----    ---
  Subtotal...................................................   410     97
Less: Valuation allowances on impaired loans.................    20      2
                                                               ----    ---
  Impaired loans.............................................  $390    $95
                                                               ====    ===



     The average investment in impaired loans was $145 million, $152 million and $376 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was $1 million, $6 million and $25 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The investment in restructured loans was $9 million and $37 million at December 31, 2006 and 2005, respectively. Interest income of $1 million, $2 million and $9 million was recognized on restructured loans for the years ended December 31, 2006, 2005 and 2004, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $7 million and $17 million at December 31, 2006 and 2005, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $35 million and $0 at December 31, 2006 and 2005, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $30 million and $7 million at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                             DECEMBER 31,
                                                           ----------------
                                                             2006     2005
                                                           -------   ------
                                                             (IN MILLIONS)


Real estate..............................................  $ 4,297   $4,187
Accumulated depreciation.................................   (1,140)    (962)
                                                           -------   ------
Net real estate..........................................    3,157    3,225
Real estate joint ventures...............................    1,328      862
                                                           -------   ------
  Real estate and real estate joint ventures.............  $ 4,485   $4,087
                                                           =======   ======



     The components of real estate and real estate joint ventures are as follows:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Real estate and real estate joint ventures held-for-
  investment..............................................  $4,485   $3,778
Real estate held-for-sale.................................      --      309
                                                            ------   ------
  Real estate and real estate joint ventures..............  $4,485   $4,087
                                                            ======   ======



     Related depreciation expense was $110 million, $120 million and $162 million for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts include $3 million, $17 million and $45 million of depreciation expense related to discontinued operations for the years ended December 31, 2006, 2005 and 2004, respectively.

     Real estate and real estate joint ventures held-for-sale recognized impairments of $8 million, $5 million and $13 million for the years ended December 31, 2006, 2005 and 2004, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $8 million and $30 million at December 31, 2006 and 2005, respectively. The Company owned real estate acquired in satisfaction of debt of less than $1 million at both December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:


                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2006               2005
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)


Office........................................  $2,335      52%    $2,529      62%
Apartments....................................     737      17        447      11
Retail........................................     534      12        612      15
Real estate investment funds..................     307       7         45       1
Industrial....................................     291       6        276       7
Development joint ventures....................     169       4         --      --
Land..........................................      50       1         40       1
Other.........................................      62       1        138       3
                                                ------     ---     ------     ---
  Total.......................................  $4,485     100%    $4,087     100%
                                                ======     ===     ======     ===


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 26%, 16% and 16% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Rental receivables, net...................................  $1,055   $  991
Estimated residual values.................................     887      735
                                                            ------   ------
  Subtotal................................................   1,942    1,726
Unearned income...........................................    (694)    (645)
                                                            ------   ------
  Investment in leveraged leases..........................  $1,248   $1,081
                                                            ======   ======



     The Company's deferred income tax liability related to leveraged leases was $670 million and $679 million at December 31, 2006 and 2005, respectively. The rental receivables set forth are generally due in periodic installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:


                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2006   2005   2004
                                                          ----   ----   ----
                                                             (IN MILLIONS)


Income from investment in leveraged leases (included in
  net
  investment income)....................................  $ 51   $ 54    $26
Income tax expense on leveraged leases..................   (18)   (19)    (9)
                                                          ----   ----    ---
Net income from leveraged leases........................  $ 33   $ 35    $17
                                                          ====   ====    ===



  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4.0 billion and $3.5 billion at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Fixed maturity securities........................  $ 9,551   $ 8,588   $ 8,085
Equity securities................................       58        53        65
Mortgage and consumer loans......................    2,315     2,246     1,957
Policy loans.....................................      495       497       492
Real estate and real estate joint ventures.......      750       545       436
Other limited partnership interests..............      705       676       324
Cash, cash equivalents and short-term
  investments....................................      201       113        64
Other............................................      465       381       179
                                                   -------   -------   -------
  Total investment income........................   14,540    13,099    11,602
Less: Investment expenses........................    2,233     1,370       807
                                                   -------   -------   -------
  Net investment income..........................  $12,307   $11,729   $10,795
                                                   =======   =======   =======



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $20 million, $16 million and $14 million, respectively, related to fixed maturity securities and $112 million, $189 million and $117 million, respectively, related to mortgage and consumer loans, are included in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income.

     In the second quarter of 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized as affiliated investment income when received.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Fixed maturity securities............................  $(572)  $(518)  $  81
Equity securities....................................     67     121     150
Mortgage and consumer loans..........................    (16)     31      54
Real estate and real estate joint ventures...........     38       7       5
Other limited partnership interests..................      2      43      53
Derivatives..........................................   (458)    410    (232)
Other................................................    112      85     171
                                                       -----   -----   -----
  Net investment gains (losses)......................  $(827)  $ 179   $ 282
                                                       =====   =====   =====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($20) million, $28 million and $15 million, respectively, are included within Other in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $37 million, $64 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Fixed maturity securities........................  $ 4,685   $ 5,972   $ 8,571
Equity securities................................      483       225       270
Derivatives......................................     (238)     (207)     (494)
Minority interest................................     (159)     (171)     (103)
Other............................................       --       (82)       34
                                                   -------   -------   -------
  Subtotal.......................................    4,771     5,737     8,278
                                                   -------   -------   -------
Amounts allocated from:
  Future policy benefit loss recognition.........     (806)   (1,259)   (1,953)
  DAC and VOBA...................................     (239)     (148)     (407)
  Policyholder dividend obligation...............   (1,062)   (1,492)   (2,119)
                                                   -------   -------   -------
     Subtotal....................................   (2,107)   (2,899)   (4,479)
                                                   -------   -------   -------
     Deferred income tax.........................     (968)   (1,029)   (1,391)
                                                   -------   -------   -------
          Subtotal...............................   (3,075)   (3,928)   (5,870)
                                                   -------   -------   -------
Net unrealized investment gains (losses).........  $ 1,696   $ 1,809   $ 2,408
                                                   =======   =======   =======



     The changes in net unrealized investment gains (losses) are as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2006      2005     2004
                                                     ------   -------   ------
                                                           (IN MILLIONS)


Balance, January 1,................................  $1,809   $ 2,408   $2,405
Unrealized investment gains (losses) during the
  year.............................................    (966)   (2,556)     281
Unrealized investment gains (losses) of
  subsidiaries at the
  date of sale.....................................      --        15       --
Unrealized investment gains (losses) relating to:
  Future policy benefit gains (losses)
     recognition...................................     453       694     (500)
  DAC and VOBA.....................................     (91)      259       88
  Participating contracts..........................      --        --      117
  Policyholder dividend obligation.................     430       627       11
  Deferred income tax..............................      61       362        6
                                                     ------   -------   ------
Balance, December 31, .............................  $1,696   $ 1,809   $2,408
                                                     ======   =======   ======
Net change in unrealized investment gains
  (losses).........................................  $ (113)  $  (599)  $    3
                                                     ======   =======   ======



  TRADING SECURITIES

     During 2005, the Company established a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income related to fixed maturity securities.

     At December 31, 2006 and 2005, trading securities were $563 million and $373 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $387 million and $271 million, respectively. The Company had pledged $614 million and $375 million of its assets, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio for the years ended December 31, 2006 and 2005, respectively.

     During the years ended December 31, 2006 and 2005, interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities totaled $32 million and ($3) million, respectively. Changes in the fair value of such trading securities and short sale agreement liabilities, totaled $3 million and less than $1 million for the years ended December 31, 2006 and 2005, respectively. The Company did not hold any trading securities during the year ended December 31, 2004.

  STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was $354 million and $362 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $43 million, $28 million and $44 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that: (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2006; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                          DECEMBER 31, 2006
                                          -------------------------------------------------
                                            PRIMARY BENEFICIARY     NOT PRIMARY BENEFICIARY
                                          -----------------------   -----------------------
                                                        MAXIMUM                   MAXIMUM
                                            TOTAL     EXPOSURE TO     TOTAL     EXPOSURE TO
                                          ASSETS(1)     LOSS(2)     ASSETS(1)     LOSS(2)
                                          ---------   -----------   ---------   -----------
                                                            (IN MILLIONS)


Asset-backed securitizations and
  collateralized debt obligations.......     $ --         $--        $ 1,909       $  207
Real estate joint ventures(3)...........       53          45            269            6
Other limited partnership interests(4)..       84           3         19,152        1,478
Other investments(5)....................       --          --         20,620        1,452
                                             ----         ---        -------       ------
  Total.................................     $137         $48        $41,950       $3,143
                                             ====         ===        =======       ======



--------

   (1) The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                        DECEMBER 31, 2006                 DECEMBER 31, 2005
                                 -------------------------------   -------------------------------
                                              CURRENT MARKET OR                 CURRENT MARKET OR
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)


Interest rate swaps............   $17,865    $207       $   79      $12,857    $294        $ 12
Interest rate floors...........    25,955     193           --        6,515      80          --
Interest rate caps.............    19,754     119           --       24,970     224          --
Financial futures..............     6,824      52           19           63       1          --
Foreign currency swaps.........    14,952     287        1,102        9,256      74         852
Foreign currency forwards......     1,204      22            4        2,333      26          41
Options........................         1       1           --          221       2           2
Financial forwards.............     2,900      12           24        2,446      13           1
Credit default swaps...........     5,023       4           16        4,789      11           9
Synthetic GICs.................     3,739      --           --        5,477      --          --
Other..........................       250      56           --          250       9          --
                                  -------    ----       ------      -------    ----        ----
  Total........................   $98,467    $953       $1,244      $69,177    $734        $917
                                  =======    ====       ======      =======    ====        ====



     The above table does not include notional values for equity financial forwards. At both December 31, 2006 and 2005, the Company owned 132,000 equity financial forwards. Market values of equity financial forwards are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                         REMAINING LIFE
                                    --------------------------------------------------------
                                                  AFTER        AFTER
                                                ONE YEAR    FIVE YEARS
                                    ONE YEAR     THROUGH      THROUGH    AFTER TEN
                                     OR LESS   FIVE YEARS    TEN YEARS     YEARS      TOTAL
                                    --------   ----------   ----------   ---------   -------
                                                          (IN MILLIONS)


Interest rate swaps...............   $   754     $10,427      $ 3,478      $3,206    $17,865
Interest rate floors..............        --       7,068       18,887          --     25,955
Interest rate caps................     2,770      16,984           --          --     19,754
Financial futures.................     6,824          --           --          --      6,824
Foreign currency swaps............       493       7,125        6,015       1,319     14,952
Foreign currency forwards.........     1,204          --           --          --      1,204
Options...........................        --          --            1          --          1
Financial forwards................        --          --           --       2,900      2,900
Credit default swaps..............       487       4,330          206          --      5,023
Synthetic GICs....................     3,427         312           --          --      3,739
Other.............................        --         250           --          --        250
                                     -------     -------      -------      ------    -------
  Total...........................   $15,959     $46,496      $28,587      $7,425    $98,467
                                     =======     =======      =======      ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                        DECEMBER 31, 2006                 DECEMBER 31, 2005
                                 -------------------------------   -------------------------------
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)


Fair value.....................   $ 7,890    $290       $   84      $ 4,419    $ 50        $104
Cash flow......................     2,656      33          149        6,233      29         437
Foreign operations.............       489      --           39          834       2          37
Non-qualifying.................    87,432     630          972       57,691     653         339
                                  -------    ----       ------      -------    ----        ----
  Total........................   $98,467    $953       $1,244      $69,177    $734        $917
                                  =======    ====       ======      =======    ====        ====



     The following table presents the settlement payments recorded in income for the:


                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2006   2005    2004
                                                        ----   ----   -----
                                                           (IN MILLIONS)


Qualifying hedges:
  Net investment income...............................  $ 48   $ 42   $(144)
  Interest credited to policyholder account balances..   (26)    17      45
Non-qualifying hedges:
  Net investment gains (losses).......................   225     86      51
                                                        ----   ----   -----
     Total............................................  $247   $145   $ (48)
                                                        ====   ====   =====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments;

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                       YEARS ENDED DECEMBER
                                                                31,
                                                       --------------------
                                                        2006    2005   2004
                                                       -----   -----   ----
                                                           (IN MILLIONS)


Changes in the fair value of derivatives.............  $ 278   $(118)  $ 64
Changes in the fair value of the items hedged........   (278)    116    (49)
                                                       -----   -----   ----
Net ineffectiveness of fair value hedging
  activities.........................................  $  --   $  (2)  $ 15
                                                       =====   =====   ====



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) financial forwards to buy and sell securities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized net investment gains (losses) of ($21) million and ($31) million, respectively, which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment gains (losses) for the years ended December 31, 2006, 2005 and 2004 related to such discontinued cash flow hedges were $3 million, $42 million and $29 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Other comprehensive income (loss) balance at January
  1,.................................................  $(207)  $(447)  $(385)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges.............................................    (44)    196     (98)
Amounts reclassified to net investment gains
  (losses)...........................................     (1)     44      41
Amounts reclassified to net investment income........     15       2       2
Amortization of transition adjustment................     (1)     (2)     (7)
                                                       -----   -----   -----
Other comprehensive income (loss) balance at December
  31,................................................  $(238)  $(207)  $(447)
                                                       =====   =====   =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006, $52 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2006, 2005 and 2004.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2006, 2005 and 2004 include losses of $7 million, $27 million and $47 million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2006 and 2005, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income related to these hedges was $91 million and $84 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities; (iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) credit default swaps to diversify credit risk exposure to certain portfolios; (vi) equity futures, equity index options, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (vii) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (viii) financial forwards to buy and sell securities; (ix) GICs to synthetically create traditional GICs; (x) credit default swaps and TRRs to synthetically create investments; and (xi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($701) million, $372 million and ($141) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $113 million and $10 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains (losses) of $12 million, $29 million and $34 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $94 million and $34 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $16 million and $0, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     As of December 31, 2006 and 2005, the Company provided collateral of $80 million and $0, respectively, which is included in fixed maturity securities in the consolidated balance sheets. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $23 million and $15 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                       DAC     VOBA    TOTAL
                                                     -------   ----   -------
                                                           (IN MILLIONS)


Balance at January 1, 2004.........................  $ 9,390   $836   $10,226
  Capitalizations..................................    1,817     --     1,817
                                                     -------   ----   -------
       Subtotal....................................   11,207    836    12,043
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................        5      1         6
     Unrealized investment gains (losses)..........      (12)   (76)      (88)
     Other expenses................................    1,058     81     1,139
                                                     -------   ----   -------
       Total amortization..........................    1,051      6     1,057
                                                     -------   ----   -------
  Less: Dispositions and other.....................      (99)    23       (76)
                                                     -------   ----   -------
Balance at December 31, 2004.......................   10,255    807    11,062
  Capitalizations..................................    1,619     --     1,619
                                                     -------   ----   -------
       Subtotal....................................   11,874    807    12,681
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................       13      2        15
     Unrealized investment gains (losses)..........     (244)   (15)     (259)
     Other expenses................................    1,304     66     1,370
                                                     -------   ----   -------
       Total amortization..........................    1,073     53     1,126
                                                     -------   ----   -------
  Less: Dispositions and other.....................      120     (3)      117
                                                     -------   ----   -------
Balance at December 31, 2005.......................   10,681    757    11,438
  Capitalizations..................................    1,677     --     1,677
                                                     -------   ----   -------
       Subtotal....................................   12,358    757    13,115
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (136)    (2)     (138)
     Unrealized investment gains (losses)..........      105    (14)       91
     Other expenses................................    1,248    (21)    1,227
                                                     -------   ----   -------
       Total amortization..........................    1,217    (37)    1,180
                                                     -------   ----   -------
  Less: Dispositions and other.....................      (85)   (23)     (108)
                                                     -------   ----   -------
Balance at December 31, 2006.......................  $11,226   $817   $12,043
                                                     =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $67 million in 2007, $69 million in 2008, $66 million in 2009, $40 million in 2010, and $43 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Balance at January 1,.......................................  $200   $217
Acquisitions................................................     2      1
Dispositions and other, net.................................    --    (18)
                                                              ----   ----
Balance at December 31,.....................................  $202   $200
                                                              ====   ====



7.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     VODA and VOCRA, which are reported within other assets in the consolidated balance sheet, were $439 million, net of amortization accumulation of $2 million, at December 31, 2006 due to the VODA of $389 million contributed by the Holding Company and the VOCRA of $52 million acquired from MRS. Amortization expense for the year ended December 31, 2006 was $2 million. See Notes 2 and 16.

     The value of the other identifiable intangibles discussed above reflects the estimated fair value of Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discounted rate of 11.5% was used to value these intangible assets.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $8 million in 2007, $12 million in 2008, $15 million in 2009, $18 million in 2010 and $21 million in 2011.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2006     2005     2004
                                                         ----     ----     ----
                                                              (IN MILLIONS)


Balance at January 1,..................................  $ 95      $75      $52
Capitalization.........................................    31       29       29
Amortization...........................................    (5)      (9)      (6)
                                                         ----      ---      ---
Balance at December 31, ...............................  $121      $95      $75
                                                         ====      ===      ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $64.5 billion and $57.4 billion at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $16.5 billion and $15.7 billion at December 31, 2006 and 2005, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rates credited on these contracts were 4.7% and 4.5% at December 31, 2006 and 2005, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.2 billion, $1.1 billion and $998 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Fixed maturity securities....................................   $ 5    $--
Equity securities............................................   $35    $30
Cash and cash equivalents....................................   $ 1    $ 1


     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2006, 2005 and 2004, the Company issued $5.2 billion, $4.0 billion and $4.0 billion, respectively, and repaid $1.5 billion, $1.1 billion and $150 million, respectively, of GICs under this program. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in policyholder account balances, were $16.8 billion and $12.1 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $673 million, $384 million and $142 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Balance at January 1, ...........................  $ 4,191   $ 3,847   $ 3,560
  Less: Reinsurance recoverables.................     (295)     (292)     (289)
                                                   -------   -------   -------
Net balance at January 1, .......................    3,896     3,555     3,271
                                                   -------   -------   -------
Incurred related to:
  Current year...................................    2,997     2,791     2,491
  Prior years....................................      (28)      (41)       (9)
                                                   -------   -------   -------
                                                     2,969     2,750     2,482
                                                   -------   -------   -------
Paid related to:
  Current year...................................   (1,814)   (1,667)   (1,519)
  Prior years....................................     (819)     (742)     (679)
                                                   -------   -------   -------
                                                    (2,633)   (2,409)   (2,198)
                                                   -------   -------   -------
Net Balance at December 31, .....................    4,232     3,896     3,555
  Add: Reinsurance recoverables..................      268       295       292
                                                   -------   -------   -------
Balance at December 31,..........................  $ 4,500   $ 4,191   $ 3,847
                                                   =======   =======   =======



     As a result of changes in estimates of insured events in the prior years, the claims and claim adjustment expenses decreased by $28 million in 2006 due to improved loss ratio liabilities for non-medical health claim liabilities and improved claims management.

     In 2005, the claims and claim adjustment expenses decreased by $41 million due to a refinement in the estimation methodology for non-medical health long-term care claim liabilities, improved loss ratio liabilities for non-medical health claim liabilities and improved claims management.

     In 2004, the claims and claim adjustment expenses decreased by $9 million due to improved loss ratios in non-medical health claim liabilities and improved claims management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2006                             2005
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value..............     $   3,233             N/A        $   2,527             N/A
  Net amount at risk(2)...............     $      --(3)          N/A        $       1(3)          N/A
  Average attained age of
     contractholders..................      59 years             N/A         58 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value..............     $  34,362       $   5,273        $  31,646       $   3,847
  Net amount at risk(2)...............     $     354(3)    $      16(4)     $     521(3)    $      17(4)
  Average attained age of
     contractholders..................      61 years        57 years         60 years        57 years
TWO TIER ANNUITIES
  General account value...............           N/A       $     296              N/A       $     229
  Net amount at risk(2)...............           N/A       $      53(5)           N/A       $      36(5)
  Average attained age of
     contractholders..................           N/A        58 years              N/A        58 years




                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                                                     2005
                                                                          -------------------------
                                                       2006
                                            -------------------------
                                             SECONDARY       PAID UP       SECONDARY       PAID UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)


UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account)................................   $   6,094      $   1,770      $   5,413      $   1,680
Net amount at risk(2).....................   $ 101,431(3)   $  14,500(3)   $  98,907(3)   $  15,633(3)
Average attained age of policyholders.....    46 years       53 years       45 years       52 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                                   UNIVERSAL AND VARIABLE
                                        ANNUITY CONTRACTS              LIFE CONTRACTS
                                 ------------------------------   -----------------------
                                                    GUARANTEED
                                   GUARANTEED     ANNUITIZATION    SECONDARY     PAID UP
                                 DEATH BENEFITS      BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                 --------------   -------------   ----------   ----------   -----
                                                           (IN MILLIONS)


Balance at January 1, 2004.....        $ 8             $16            $ 6          $ 6       $ 36
Incurred guaranteed benefits...          4              (9)             4            1         --
Paid guaranteed benefits.......         (6)             --             (4)          --        (10)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2004...          6               7              6            7         26
Incurred guaranteed benefits...          4              --              3            3         10
Paid guaranteed benefits.......         (2)             --             (1)          --         (3)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2005...          8               7              8           10         33
Incurred guaranteed benefits...          1              --              1           (1)         1
Paid guaranteed benefits.......         (3)             --             --           --         (3)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2006...        $ 6             $ 7            $ 9          $ 9       $ 31
                                       ===             ===            ===          ===       ====



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


Mutual Fund Groupings
  Equity................................................  $23,510   $21,143
  Bond..................................................    2,757     2,606
  Balanced..............................................    1,125     1,074
  Money Market..........................................      220       206
  Specialty.............................................      522       229
                                                          -------   -------
     Total..............................................  $28,134   $25,258
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $25 million per life on single life individual policies and $30 million per life on survivorship individual policies and reinsure 100% of amounts in

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA") retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Direct premiums..................................  $16,960   $16,466   $15,347
Reinsurance assumed..............................    5,569     5,046     4,348
Reinsurance ceded................................   (2,245)   (2,256)   (2,258)
                                                   -------   -------   -------
Net premiums.....................................  $20,284   $19,256   $17,437
                                                   =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims...............  $ 1,552   $ 1,495   $ 1,626
                                                   =======   =======   =======



     Reinsurance recoverables, included in premiums and other receivables, were $5.2 billion and $3.8 billion at December 31, 2006 and 2005, respectively, including $1.2 billion and $1.3 billion, respectively, relating to reinsurance of long-term GICs and structured settlement lump sum contracts accounted for as a financing transaction, and $1.4 billion at December 31, 2006, relating to the reinsurance of investment-type contracts held by small market defined contribution plans. Reinsurance and ceded commissions payables, included in other liabilities, were $202 million and $263 million at December 31, 2006 and 2005, respectively.

     Included in premiums and other receivables are reinsurance due from Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC''), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI USA"), and MetLife Investors Insurance Company, all of which are related parties, of $1.7 billion and $1.4 billion at December 31, 2006 and 2005, respectively.

     Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from TLIC, MTL, First MetLife Investors Group, Inc., MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd., MLI USA, and MICC related parties of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$422 million, $278 million, $361 million and $4.5 billion at December 31, 2006. Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from MTL, First MetLife Investors Insurance Company, MetLife Investors Insurance Company, MLI USA, MICC, Exeter Reassurance Company, Ltd. and TLIC, all of which are related parties, of $1.2 billion, $268 million, $389 million and $3.1 billion at December 31, 2005.

     On December 1, 2006, TLIC, an affiliate of the Company recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. The Company will transfer cash in the amount of $984 million, which represents the fair value of the returned future policy benefits. As a result of this transaction, the Company recognized an expense of $184 million.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("General American") entered into a reinsurance agreement to cede an in force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by General American on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, General American transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, General American recognized a realized gain of $19 million, net of income taxes. General American also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, General American ceded premiums and related fees of $119 million and $192 million, respectively, and ceded benefits and related costs of $98 million and $143 million, respectively, for the years ended December 31, 2006 and 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1.0 billion and $932 million, respectively.

     For the years ended December 31, 2006, 2005 and 2004, reinsurance ceded and assumed include affiliated transactions of $508 million, $529 million and $466 million, respectively.

     For the years ended December 31, 2006 and 2005, premiums, policyholder benefits and claims, and commission expenses include assumed related party transactions of $42 million, $86 million and $30 million, and $37 million, $108 million and $137 million, respectively.

9.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:


                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,089   $42,759
Other policyholder funds................................      282       257
Policyholder dividends payable..........................      701       693
Policyholder dividend obligation........................    1,063     1,607
Payables for collateral under securities loaned and
  other transactions....................................    6,483     4,289
Other liabilities.......................................      192       200
                                                          -------   -------
     Total closed block liabilities.....................   51,810    49,805
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $30,286 and $27,892,
     respectively)......................................   31,255    29,270
  Trading securities, at fair value (cost: $0 and $3,
     respectively)......................................       --         3
  Equity securities available-for-sale, at fair value
     (cost: $1,184 and  $1,180, respectively)...........    1,484     1,341
  Mortgage loans on real estate.........................    7,848     7,790
  Policy loans..........................................    4,212     4,148
  Real estate and real estate joint ventures held-for-
     investment.........................................      242       227
  Short-term investments................................       62        41
  Other invested assets.................................      644       250
                                                          -------   -------
     Total investments..................................   45,747    43,070
Cash and cash equivalents...............................      255       512
Accrued investment income...............................      517       506
Deferred income tax assets..............................      754       902
Premiums and other receivables..........................      156       270
                                                          -------   -------
     Total assets designated to the closed block........   47,429    45,260
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    4,381     4,545
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of deferred
     income tax of  $457 and $554, respectively.........      812       985
  Unrealized gains (losses) on derivative instruments,
     net of deferred income tax of ($18) and ($17),
     respectively.......................................      (32)      (31)
  Allocated to policyholder dividend obligation, net of
     deferred income  tax benefit of ($381) and ($538),
     respectively.......................................     (681)     (954)
                                                          -------   -------
     Total amounts included in accumulated other
       comprehensive  income (loss).....................       99        --
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets  and liabilities.........................  $ 4,480   $ 4,545
                                                          =======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


Balance at January 1,...............................  $1,607   $2,243   $2,130
Impact on revenues, net of expenses and income tax..    (114)      (9)     124
Change in unrealized investment and derivative gains
  (losses)..........................................    (430)    (627)     (11)
                                                      ------   ------   ------
Balance at December 31,.............................  $1,063   $1,607   $2,243
                                                      ======   ======   ======



     Information regarding the closed block revenues and expenses is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


REVENUES
Premiums............................................  $2,959   $3,062   $3,156
Net investment income and other revenues............   2,355    2,382    2,504
Net investment gains (losses).......................    (130)      10      (19)
                                                      ------   ------   ------
  Total revenues....................................   5,184    5,454    5,641
                                                      ------   ------   ------
EXPENSES
Policyholder benefits and claims....................   3,474    3,478    3,480
Policyholder dividends..............................   1,479    1,465    1,458
Change in policyholder dividend obligation..........    (114)      (9)     124
Other expenses......................................     247      263      275
                                                      ------   ------   ------
  Total expenses....................................   5,086    5,197    5,337
                                                      ------   ------   ------
Revenues, net of expenses before income tax.........      98      257      304
Income tax..........................................      34       90      109
                                                      ------   ------   ------
Revenues, net of expenses and income tax from
  continuing operations.............................      64      167      195
Revenues, net of expenses and income tax from
  discontinued operations...........................       1       --       --
                                                      ------   ------   ------
Revenues, net of expenses and income taxes and
  discontinued operations...........................  $   65   $  167   $  195
                                                      ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


Balance at December 31, ............................  $4,480   $4,545   $4,712
Balance at January 1, ..............................   4,545    4,712    4,907
                                                      ------   ------   ------
Change during year..................................  $  (65)  $ (167)  $ (195)
                                                      ======   ======   ======



     Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided in the Plan. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:


                                      INTEREST RATES
                                  ----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2006     2005
                                  -----------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)


Senior notes....................  6.19%-6.75%     6.30%    2011-2036   $1,050   $  300
Surplus notes -- affiliated.....     5.00%        5.00%       2007        800      800
Surplus notes...................  7.63%-7.88%     7.76%    2015-2025      697      696
Capital notes -- affiliated.....     7.13%        7.13%    2032-2033      500      500
Fixed rate notes................  5.76%-6.47%     5.95%    2007-2011      107      102
Other notes with varying
  interest rates................  4.45%-4.50%     4.47%    2010-2012        3       93
Capital lease obligations.......                                           62       71
                                                                       ------   ------
Total long-term debt............                                        3,219    2,562
Total short-term debt...........                                          833      453
                                                                       ------   ------
  Total.........................                                       $4,052   $3,015
                                                                       ======   ======



     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $840 million in 2007, $12 million in 2008, $13 million in 2009, $52 million in 2010, $229 million in 2011 and $2,073 million thereafter.

     Collateralized debt, which consists of capital lease obligations, ranks highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures. Payments of interest and principal on the Company's surplus notes, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake Financial, L.L.C. with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SURPLUS NOTES

     Metropolitan Life repaid a $250 million, 7% surplus note which matured on November 1, 2005. On December 22, 2005, the Company issued an $800 million, 5% surplus note to the Holding Company which matures on December 31, 2007.

  SHORT-TERM DEBT

     During the years ended December 31, 2006 and 2005, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 5.1% and 3.3%, respectively. The average daily balance of commercial paper outstanding was $768 million and $944 million during the years ended December 31, 2006 and 2005, respectively. The commercial paper was outstanding for an average of 53 days and 47 days during the years ended December 31, 2006 and 2005, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $244 million, $187 million and $201 million for the years ended December 31, 2006, 2005 and 2004, respectively, and does not include interest expense on junior subordinated debt securities. See Note 11.

  CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. The Company maintains committed and unsecured credit facilities aggregating $3.7 billion as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and at December 31, 2006, $3.0 billion of the facilities also served as back-up lines of credit for the Company's commercial paper programs. Information on these facilities as of December 31, 2006 is as follows:


                                                               COMPANY    METLIFE, INC.
                                                             LETTERS OF     LETTERS OF
                                                               CREDIT         CREDIT                     UNUSED
BORROWER(S)                        EXPIRATION     CAPACITY    ISSUANCES     ISSUANCES     DRAWDOWNS   COMMITMENTS
-------------------------------    ----------     --------   ----------   -------------   ---------   -----------
                                                                           (IN MILLIONS)


MetLife, Inc. and MetLife
  Funding, Inc. ...............    April 2009      $1,500(1)    $138           $349          $ --        $1,013
MetLife, Inc. and MetLife
  Funding, Inc. ...............    April 2010       1,500(1)      --            483            --         1,017
Reinsurance Group of America,
  Incorporated.................     May 2007           29         --             --            29            --
Reinsurance Group of America,
  Incorporated.................  September 2010       600        315             --            50           235
Reinsurance Group of America,
  Incorporated.................    March 2011          39         --             --            28            11
                                                   ------       ----           ----          ----        ------
  Total........................                    $3,668       $453           $832          $107        $2,276
                                                   ======       ====           ====          ====        ======



--------

   (1) These facilities serve as back up lines of credit for the Company's commercial paper programs.

     Letters of Credit. At December 31, 2006, the Company had outstanding $637 million in letters of credit from various banks, of which $453 million were part of committed credit facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million at both December 31, 2006 and 2005. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2006, 2005 and 2004.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million at both December 31, 2006 and 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2006    2005    2004
                                                        ----   ------   ----
                                                            (IN MILLIONS)


Current:
  Federal.............................................  $496   $  833   $812
  State and local.....................................     5       64     45
  Foreign.............................................    20       21      5
                                                        ----   ------   ----
  Subtotal............................................   521      918    862
                                                        ----   ------   ----
Deferred:
  Federal.............................................  $100   $  169   $ 13
  State and local.....................................    19       11     (7)
  Foreign.............................................    --       --     --
                                                        ----   ------   ----
  Subtotal............................................   119      180      6
                                                        ----   ------   ----
Provision for income tax..............................  $640   $1,098   $868
                                                        ====   ======   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2006    2005     2004
                                                      -----   ------   ------
                                                           (IN MILLIONS)


Tax provision at U.S. statutory rate................  $ 864   $1,234   $1,076
Tax effect of:
  Tax-exempt investment income......................   (167)     (84)     (69)
  State and local income tax........................     19       33       17
  Prior year tax....................................    (26)     (20)    (104)
  Foreign operations, net of foreign income tax.....    (23)     (25)     (25)
  Other, net........................................    (27)     (40)     (27)
                                                      -----   ------   ------
Provision for income tax............................  $ 640   $1,098   $  868
                                                      =====   ======   ======



     The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004, the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the current year tax expense as an adjustment to prior year tax. The Company also received $22 million in interest on such settlements and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002 and the Company expects it to be completed in 2007. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income tax have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables................  $2,122   $2,477
  Net operating loss carryforwards........................     788      574
  Employee benefits.......................................     440       23
  Capital loss carryforwards..............................      --       59
  Tax credit carryforwards................................      --      100
  Litigation-related......................................      62       62
  Other...................................................      32       42
                                                            ------   ------
                                                             3,444    3,337
  Less: Valuation allowance...............................      11        9
                                                            ------   ------
                                                             3,433    3,328
                                                            ------   ------
Deferred income tax liabilities:
  Investments.............................................   1,475    1,802
  DAC.....................................................   3,441    3,134
  Net unrealized investment gains.........................     968    1,029
  Other...................................................       2       92
                                                            ------   ------
                                                             5,886    6,057
                                                            ------   ------
Net deferred income tax liability.........................  $2,453   $2,729
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $2.2 billion at December 31, 2006 and will expire beginning in 2016. Foreign net operating loss carryforwards amount to $50 million at December 31, 2006 and were generated in various foreign countries with expiration periods of five years to infinity.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded $2 million of additional deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

14.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the Plan. These actions discussed below named as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Metropolitan Life, the Holding Company, and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). Another putative class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the consolidated state court class actions seek compensatory relief and punitive damages. In 2003, the trial court granted the defendants' motions to dismiss these two putative class actions. In 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. On January 30, 2007, the trial court signed an order certifying a litigation class for plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law, but denying plaintiffs' motion to certify a litigation class with respect to a common law fraud claim. The January 30, 2007 order implemented the trial court's May 2, 2006 memorandum deciding plaintiffs' class certification motion. Defendants have filed a notice of appeal from this decision.

     Meloy, et al. v. Superintendent of Ins., et al. ( Sup. Ct., N.Y. County, filed April 14, 2000). Five persons brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the Plan. In this proceeding, petitioners sought to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the Plan. On

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


November 10, 2005, the trial court granted respondents' motions to dismiss this proceeding. On March 15, 2007, the appellate court dismissed petitioners' appeal.

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life and the Holding Company, plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. In 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. On July 19, 2005, this federal trial court certified this lawsuit as a class action against Metropolitan Life and the Holding Company.

     Fotia, et al. v. MetLife, Inc., et al. (Ont. Super. Ct., filed April 3,
2001). This lawsuit was filed in Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief.

  Asbestos-Related Claims

     Metropolitan Life is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life. Metropolitan Life employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling litigation under appropriate circumstances.

     Claims asserted against Metropolitan Life have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life;
(iii) Metropolitan Life's conduct was not the cause of the plaintiffs' injuries;
(iv) that plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. Since 2002, trial courts in California, Utah, Georgia, New York, Texas, and Ohio have granted motions dismissing claims against Metropolitan Life. Some courts have denied Metropolitan Life's motions to dismiss. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. While most cases brought to date

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have settled, Metropolitan Life intends to continue to defend aggressively against claims based on asbestos exposure.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:


                                                    AT OR FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                  -----------------------------
                                                    2006      2005       2004
                                                  -------   --------   --------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)


Asbestos personal injury claims at year end
  (approximate).................................   87,070    100,250    108,000
Number of new claims during the year
  (approximate).................................    7,870     18,500     23,900
Settlement payments during the year(1)..........  $  35.5   $   74.3   $   85.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2003, Metropolitan Life received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life's recorded asbestos liability is based on Metropolitan Life's estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the reasonably probable and estimable liability for asbestos claims already asserted against Metropolitan Life including claims settled but not yet paid; (ii) the reasonably probable and estimable liability for asbestos claims not yet asserted against Metropolitan Life, but which Metropolitan Life believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life's analysis of the adequacy of its liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life regularly re-evaluates its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Metropolitan Life regularly re-evaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2006.

     The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be reasonably probable and estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

     During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1.5 billion, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each of 2003, 2004, 2005 and 2006 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable amount with respect to later periods may be less than the amount of the recorded losses. Foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims, $15.1 million with respect to 2004 claims, $12.7 million with respect to 2005 claims, and estimated to be approximately $5.0 million with respect to 2006 claims and are estimated, as of December 31, 2006, to be approximately $72.2 million in the aggregate, including future years.

  Sales Practices Claims

     Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual"), New England Life Insurance Company ("NELICO") and General American Life Insurance Company ("General American"), have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 2006, there were approximately 280 sales practices litigation matters pending against Metropolitan Life; approximately 41 sales practices litigation matters pending against New England Mutual, New England Life Insurance Company, and New England Securities Corporation (collectively, "New England"); and approximately 37 sales practices litigation matters pending against General American. Metropolitan Life, New England, and General American, continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Two putative class action lawsuits involving sales practices claims were filed against Metropolitan Life in Canada. In Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998), plaintiff alleges misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. In Ace Quan v. Metropolitan Life Ins. Co. (Ont. Gen. Div., filed April 1997), plaintiff alleges breach of contract and negligent misrepresentations relating to, among other things, life insurance premium payments and seeks damages, including punitive damages. By agreement of the parties, Metropolitan Life has not yet filed a response in this action.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's, or General American's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England, and General American.

  Regulatory Matters and Related Litigation

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida and Ohio seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

     Approximately sixteen broker-related lawsuits in which the Holding Company and/or subsidiaries were named as a defendant were filed. Voluntary dismissals and consolidations have reduced the number of pending actions to two:

     The People of the State of California, by and through John Garamendi, Ins. Commissioner of the State of California v. MetLife, Inc., et al. (Cal. Super. Ct., County of San Diego, filed November 18, 2004). The California Insurance Commissioner filed suit against Metropolitan Life and other non-affiliated companies alleging that the defendants violated certain provisions of the California Insurance Code. This action seeks injunctive relief relating to compensation disclosures.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed in February 24,
2005). In this multi-district proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey in 2004 and 2005. The consolidated amended complaint alleges that the Holding Company, Metropolitan Life, several non-affiliated insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. A motion to dismiss has not been fully decided. Plaintiffs in several other actions have voluntarily dismissed their claims. The Holding Company and/or subsidiaries are vigorously defending against the claims in these matters.

     In February 2006, the Company learned that the SEC commenced a formal investigation of New England Securities ("NES") in connection with the suitability of its sales of variable universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

  Other Litigation

     Roberts, et al. v. Tishman Speyer Properties, et al. (Sup. Ct., N.Y. County, filed January 22, 2007). This lawsuit was filed by a putative class of "market rate" tenants at Stuyvesant Town and Peter Cooper Village against parties including Metropolitan Tower Life Insurance Company and Metropolitan Insurance and Annuity Company. Metropolitan Life was initially a named defendant but the action has been discontinued as to Metropolitan Life since it did not own the properties during the time period in question. This group of tenants claims that the MetLife entities, and since the sale of the properties, Tishman Speyer as current owner, improperly charged market rents when only lower regulated rents were permitted. The allegations are based on the impact of so-called J-51 tax abatements. The lawsuit seeks declaratory relief and damages. A second purported class action, originally titled Carroll v. Tishman Speyer Properties, et. al (Sup. Ct., N.Y. County, filed February 14, 2007), was filed against the same defendants alleging similar claims as in the Roberts case, and in addition includes a claim of unjust enrichment and purported violation of New York General Business Law

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Section 349. The Carroll action was consolidated into the Roberts action, and the MetLife entities are vigorously defending against these claims.

     Brubaker, et al. v. Metropolitan Life Ins. Co., et al. (D.C. Cir, filed October 20, 2000). Plaintiffs, in this putative class action lawsuit, allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases. In September 2005, Metropolitan Life's motion for summary judgment was granted. Plaintiffs' motion for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals for the District of Columbia Circuit. The court heard oral argument on March 15, 2007.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued the Holding Company, Metropolitan Life, and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The district court has granted in part and denied in part Metropolitan Life's and the Holding Company's motion to dismiss. Metropolitan Life and the Holding Company have filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which stays the lawsuit indefinitely.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life, MetLife Securities, Inc. and MetLife Investment Advisors Company, LLC. Plaintiff asserts legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products (as opposed to non-proprietary products) by the Company's agency distribution group. Plaintiff seeks rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. The Company intends to vigorously defend against the claims in this matter.

     Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to vigorously defend against the claims in these matters.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments.....   $28    $28
  Premium tax offsets currently available for paid
     assessments.............................................     5      6
                                                                ---    ---
                                                                $33    $34
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $49    $48
                                                                ===    ===



     Assessments levied against the Company were $1 million for both the years ended December 31, 2006 and 2005. For the year ended December 31, 2004, the assessment was $1 million less a refund of $2 million related to prior years assessments.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama, causing catastrophic damage to these coastal regions. The Company's cumulative gross losses were $21 million at December 31, 2005. During the year ended December 31, 2005, the Company recognized total net losses, related to the catastrophe of $14 million, net of income tax and reinsurance recoverables and including reinstatement premiums and other reinsurance-related premium adjustments. There were no additional losses recognized for the year ended December 31, 2006.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds and claims to reinsurers are processed. Reinsurance recoveries are dependent upon the continued creditworthiness of the reinsurers, which may be affected by their other reinsured losses in connection with Hurricanes Katrina and otherwise. In addition, lawsuits, including purported class actions, have been filed in Louisiana, Mississippi and Alabama challenging denial of claims for damages caused to property during Hurricane Katrina. The Company is a named party in some of these lawsuits. In addition, rulings in cases in which the Company is not a party may affect interpretation of its policies. The Company intends to vigorously defend these matters. However, any adverse rulings could result in an increase in the Company's hurricane-related claim exposure and losses. Based on information known by management, it does not believe that additional claim losses resulting from Hurricane Katrina will have a material adverse impact on the Company's consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:


                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)


2007...............................................   $326       $20      $  177
2008...............................................   $276       $18      $  148
2009...............................................   $224       $10      $  158
2010...............................................   $184       $ 5      $  149
2011...............................................   $155       $ 5      $  124
Thereafter.........................................   $564       $10      $1,180


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.0 billion at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $2.6 billion at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND BRIDGE LOANS

     The Company commits to lend funds under bank credit facilities and bridge loans. The amounts of these unfunded commitments were $1.7 billion and $323 million at December 31, 2006 and 2005, respectively.

  OTHER COMMITMENTS

     Metropolitan Life is a member of the Federal Home Loan Bank of New York (the "FHLB of NY") and holds $136 million of common stock of the FHLB of NY, which is included in equity securities on the Company's consolidated balance sheet. Metropolitan Life had no funding agreements with the FHLB of NY at December 31, 2006 or 2005.

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.5 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2006, the Company did not record any additional liabilities for indemnities, guarantees and commitments. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to indemnities provided in connection with a certain disposition. The Company had no liability for indemnities, guarantees and commitments at December 31, 2006. The Company's recorded liabilities at December 31, 2005 for indemnities, guarantees and commitments were $4 million.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $342 million at December 31, 2006. The credit default swaps expire at various times during the next ten years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates have no legal obligation for benefits under the pension plans; however, participating affiliates are allocated a proportionate share of net expense related to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. As of December 31, 2006, virtually all of the plans' benefit obligations have been calculated using the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to the pension plans was $161 million or 90% for the year ended December 31, 2006.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates have no legal obligation for benefits under these other postretirement plans; however, participating affiliates are allocated a proportionate share of net expense related to the postretirement plan. The Company's proportionate share of net expense related to the postretirement plan was $49 million or 86% for the year ended December 31, 2006. Other postretirement plans are sponsored and administered by subsidiaries of the Company.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million, net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:


                                                               DECEMBER 31, 2006
                                             ----------------------------------------------------
                                                             MINIMUM
                                                 PRE         PENSION    ADOPTION OF       POST
                                               SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                        ADJUSTMENTS   ADJUSTMENT   ADJUSTMENTS   ADJUSTMENTS
---------------------                        -----------   ----------   -----------   -----------
                                                                 (IN MILLIONS)


Other assets: Prepaid pension benefit
  cost.....................................     $1,878        $ --        $  (999)      $   879
Other assets: Intangible asset.............     $   12         (12)            --       $    --
Other liabilities: Accrued pension benefit
  cost.....................................     $ (482)        (14)           (79)      $  (575)
Other liabilities: Accrued postretirement
  benefit cost.............................     $ (696)         --           (100)      $  (796)
                                                              ----        -------
Accumulated other comprehensive income
  (loss), before income tax:
Defined benefit plans......................     $  (66)        (26)        (1,178)      $(1,270)
Minority interest..........................                     --              8
Deferred income tax........................                      8            421
                                                              ----        -------
Accumulated other comprehensive income
  (loss),  net of income tax:
Defined benefit plans......................     $  (41)       $(18)       $  (749)      $  (808)
                                                              ====        =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS


                                                             DECEMBER 31,
                                                  ----------------------------------
                                                                          OTHER
                                                      PENSION        POSTRETIREMENT
                                                      BENEFITS          BENEFITS
                                                  ---------------   ----------------
                                                   2006     2005     2006      2005
                                                  ------   ------   ------   -------
                                                             (IN MILLIONS)


Change in benefit obligation:
Benefit obligation at beginning of year.........  $5,717   $5,481   $2,160   $ 1,962
  Service cost..................................     158      141       35        36
  Interest cost.................................     330      315      116       120
  Plan participants' contributions..............      --       --       29        28
  Acquisitions and divestitures.................      (3)      --       --         1
  Net acturial (gains) losses...................      15       90       (1)      168
  Change in benefits............................      (2)      --     (143)        3
  Prescription drug subsidy.....................      --       --       10        --
  Benefits paid.................................    (319)    (310)    (151)     (158)
                                                  ------   ------   ------   -------
Benefit obligation at end of year...............   5,896    5,717    2,055     2,160
                                                  ------   ------   ------   -------
Change in plan assets:
Fair value of plan assets at beginning of year..   5,471    5,351    1,091     1,059
  Actual return on plan assets..................     715      397      103        61
  Divestitures..................................      (3)      --       --        --
  Employer contribution.........................     385       33        1         1
  Benefits paid.................................    (319)    (310)     (26)      (30)
                                                  ------   ------   ------   -------
Fair value of plan assets at end of year........   6,249    5,471    1,169     1,091
                                                  ------   ------   ------   -------
Funded status at end of year....................  $  353     (246)  $ (886)   (1,069)
                                                  ======            ======
  Unrecognized net acturial (gains) losses......            1,526                376
  Unrecognized prior service cost (credit)......               52               (123)
                                                           ------            -------
Net prepaid (accrued) benefit cost recognized...           $1,332            $  (816)
                                                           ======            =======
Components of net amount recognized:
  Qualified plan prepaid pension cost...........           $1,691            $    --
  Non-qualified plan accrued pension cost.......             (359)              (816)
                                                           ------            -------
  Net prepaid (accrued) benefit cost
     recognized.................................            1,332               (816)
  Intangible assets.............................               12                 --
  Additional minimum pension liability..........              (78)                --
                                                           ------            -------
       Net amount recognized....................           $1,266            $  (816)
                                                           ======            =======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets..................................  $  935   $1,703   $   --   $    --
  Other liabilities.............................    (582)    (437)    (886)     (816)
                                                  ------   ------   ------   -------
       Net amount recognized....................  $  353   $1,266   $ (886)  $  (816)
                                                  ======   ======   ======   =======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses..................  $1,126   $   --   $  328   $    --
  Prior service cost (credit)...................      39       --     (230)       --
  Additional minimum pension liability..........      --       66       --        --
                                                  ------   ------   ------   -------
     Accumulated other comprehensive (income)
       loss:....................................  $1,165   $   66   $   98   $    --
                                                  ======   ======   ======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:


                                                       DECEMBER 31,
                                    -------------------------------------------------
                                                      NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN            TOTAL
                                    ---------------   -------------   ---------------
                                     2006     2005     2006    2005    2006     2005
                                    ------   ------   -----   -----   ------   ------
                                                      (IN MILLIONS)


Aggregate fair value of plan
  assets (principally Company
  contracts)......................  $6,249   $5,471   $  --   $  --   $6,249   $5,471
Aggregate projected benefit
  obligation......................   5,318    5,209     578     508    5,896    5,717
                                    ------   ------   -----   -----   ------   ------
Over (under) funded...............  $  931   $  262   $(578)  $(508)  $  353   $ (246)
                                    ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,457 million and $5,308 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Projected benefit obligation................................  $578   $530
Accumulated benefit obligation..............................  $497   $442
Fair value of plan assets...................................  $ --   $ 16


     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets is as follows:


                                                           DECEMBER 31,
                                                  -----------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                  -----------   ---------------
                                                  2006   2005    2006     2005
                                                  ----   ----   ------   ------
                                                          (IN MILLIONS)


Projected benefit obligation....................  $603   $530   $2,055   $2,160
Fair value of plan assets.......................  $ 22   $ 16   $1,169   $1,091


     The components of net periodic benefit cost recognized in net income were as follows:


                                                YEARS ENDED DECEMBER 31,
                                       ------------------------------------------
                                                                      OTHER
                                                                 POSTRETIREMENT
                                          PENSION BENEFITS          BENEFITS
                                       ---------------------   ------------------
                                        2006    2005    2004   2006   2005   2004
                                       -----   -----   -----   ----   ----   ----
                                                      (IN MILLIONS)


Service cost.........................  $ 158   $ 141   $ 128   $ 35   $ 36   $ 31
Interest cost........................    330     315     308    116    120    118
Expected return on plan assets.......   (448)   (443)   (425)   (79)   (78)   (77)
Amortization of net acturial (gains)
  losses.............................    128     116     102     22     14      7
Amortization of prior service cost
  (credit)...........................     10      16      16    (37)   (18)   (19)
                                       -----   -----   -----   ----   ----   ----
Net periodic benefit cost............  $ 178   $ 145   $ 129   $ 57   $ 74   $ 60
                                       =====   =====   =====   ====   ====   ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $54 million and $12 million, respectively.

     The estimated net actuarial losses and prior service credit for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $14 million and $36 million, respectively.

     As discussed more fully in Note 1, the Company adopted the guidance in FSP 106-2 to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2006. The APBO was remeasured effective July 1, 2004 in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the APBO was reduced by $213 million at July 1, 2004. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit cost is as follows:


                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Cumulative reduction in benefit obligation:
  Beginning of year....................................  $298   $230   $ --
  Service cost.........................................     6      6      3
  Interest cost........................................    19     16      6
  Net actuarial gains (losses).........................    15     46    221
  Prescription drug subsidy............................   (10)    --     --
                                                         ----   ----   ----
     End of year.......................................  $328   $298   $230
                                                         ====   ====   ====





                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2006   2005   2004
                                                           ----   ----   ----
                                                              (IN MILLIONS)


Reduction in net periodic benefit cost:
  Service cost...........................................   $ 6    $ 6    $ 3
  Interest cost..........................................    19     16      6
  Amortization of net actuarial gains (losses)...........    30     23      8
                                                            ---    ---    ---
     Total reduction in net periodic benefit cost........   $55    $45    $17
                                                            ===    ===    ===



     The Company received subsidies of $8 million for prescription claims processed from January 1, 2006 through September 30, 2006 and expects to receive an additional $2 million in 2007 for prescription claims processed October 1, 2006 through December 31, 2006.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:


                                                         DECEMBER 31,
                                                -----------------------------
                                                                    OTHER
                                                   PENSION       POSTRETIRE-
                                                   BENEFITS     MENT BENEFITS
                                                -------------   -------------
                                                 2006    2005    2006    2005
                                                -----   -----   -----   -----


Weighted average discount rate................  6.00%   5.80%   6.00%   5.79%
Rate of compensation increase.................  4%-8%   4%-8%     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:


                                                    DECEMBER 31,
                                   ---------------------------------------------
                                                            OTHER POSTRETIREMENT
                                      PENSION BENEFITS            BENEFITS
                                   ---------------------   ---------------------
                                    2006    2005    2004    2006    2005    2004
                                   -----   -----   -----   -----   -----   -----


Weighted average discount rate...  5.80%   5.85%   6.10%   5.79%   5.83%   6.74%
Weighted average expected rate of
  return on plan assets..........  8.25%   8.49%   8.49%   7.42%   7.50%   7.91%
Rate of compensation increase....  4%-8%   4%-8%   4%-8%     N/A     N/A     N/A


     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2007 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:


                                                       DECEMBER 31,
                                    --------------------------------------------------
                                              2006                      2005
                                    -----------------------   ------------------------


Pre-Medicare eligible claims......  9.0% down to 5% in 2014    9.5% down to 5% in 2014
Medicare eligible claims..........   11% down to 5% in 2018   11.5% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:


                                                        ONE PERCENT   ONE PERCENT
                                                          INCREASE      DECREASE
                                                        -----------   -----------
                                                              (IN MILLIONS)


Effect on total of service and interest cost
  components..........................................      $ 14         $ (12)
Effect of accumulated postretirement benefit
  obligation..........................................      $176         $(147)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 98% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $7,321 million and $6,471 million as of December 31, 2006 and 2005, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $29 million, $28 million and $28 million for the years ended December 31, 2006, 2005 and 2004, respectively, and includes policy charges, net investment income from investments backing the contracts and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


administrative fees. Total investment income, including realized and unrealized gains and losses, credited to the account balances was $818 million, $460 million and $519 million for the years ended December 31, 2006, 2005 and 2004, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:


                                                              DECEMBER 31,
                                                    -------------------------------
                                                                          OTHER
                                                                       POSTRETIRE-
                                                       PENSION             MENT
                                                       BENEFITS          BENEFITS
                                                    -------------     -------------
                                                    2006     2005     2006     2005
                                                    ----     ----     ----     ----



ASSET CATEGORY
Equity securities.................................    42%      47%      37%      42%
Fixed maturity securities.........................    42%      37%      57%      53%
Other (Real Estate and Alternative Investments)...    16%      16%       6%       5%
                                                     ---      ---      ---      ---
  Total...........................................   100%     100%     100%     100%
                                                     ===      ===      ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2007 is as follows:


                                                                       OTHER
                                                        PENSION   POSTRETIREMENT
                                                       BENEFITS      BENEFITS
                                                       --------   --------------



ASSET CATEGORY
Equity securities....................................   30%-65%       30%-45%
Fixed maturity securities............................   20%-70%       45%-70%
Other (Real Estate and Alternative Investments)......    0%-25%        0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended, and/or to maintain a fully funded ABO. In accordance with such practice, no contributions were required for the years ended December 31, 2006 or 2005. No contributions will be required for 2007. The Company elected to make discretionary contributions to the qualified pension plans of $335 million during the year ended December 31, 2006. No contributions were made during the year ended December 31, 2005. The Company expects to make additional discretionary contributions of $145 million in 2007.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $35 million and $33 million for the years ended December 31, 2006 and 2005, respectively. These payments are expected to be at approximately the same level in 2007.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use its general assets to pay claims as they

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


come due in lieu of utilizing plan assets. These payments totaled $151 million and $158 million for the years ended December 31, 2006 and 2005, respectively.

     The Company expects to make contributions up to $131 million, based upon expected gross benefit payments, towards the other postretirement plan obligations in 2007. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:


                                                          OTHER POSTRETIREMENT BENEFITS
                                                        --------------------------------
                                              PENSION           PRESCRIPTION DRUG
                                             BENEFITS   GROSS       SUBSIDIES        NET
                                             --------   -----   -----------------   ----
                                                            (IN MILLIONS)


2007.......................................   $  335     $131          $(14)        $117
2008.......................................   $  346     $135          $(14)        $121
2009.......................................   $  364     $141          $(15)        $126
2010.......................................   $  370     $146          $(16)        $130
2011.......................................   $  383     $152          $(16)        $136
2012-2016..................................   $2,136     $824          $(98)        $726


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $73 million, $70 million and $60 million for the years ended December 31, 2006, 2005 and 2004, respectively.

16.  EQUITY

  CAPITAL CONTRIBUTIONS

     On October 20, 2006, the Holding Company contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, the Holding Company contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, General American, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, the Holding Company contributed $76 million to the Company.

  PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to the Holding Company without insurance regulatory approval and dividends paid to the Holding Company:


                                         2005                      2006                 2007
                               -----------------------   -----------------------   -------------
                               PERMITTED W/O             PERMITTED W/O             PERMITTED W/O
COMPANY                         APPROVAL(1)    PAID(2)    APPROVAL(1)    PAID(2)    APPROVAL(3)
-------                        -------------   -------   -------------   -------   -------------
                                                         (IN MILLIONS)


Metropolitan Life............       $880        $3,200        $863         $863         $919


--------

   (1) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (2) Includes amounts paid including those requiring regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

     Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance (the "Department") has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices.

     Stockholder dividends or other distributions proposed to be paid by NELICO to its parent, Metropolitan Life, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2006, 2005 and 2004.

     For the years ended December 31, 2006, 2005 and 2004, Metropolitan Life received dividends from subsidiaries of $34 million, $77 million and $14 million, respectively.

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with the Holding Company, the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's consolidated financial position or consolidated results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of the Holding Company, as described herein.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of Holding Company common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the LTPCP, as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of Holding Company common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of Holding Company common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,423,881 as of December 31, 2006. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. As of December 31, 2006, the aggregate number of shares of Holding Company common stock remaining available for issuance pursuant to the 2005 Stock Plan was 66,712,241.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by the Holding Company. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     The Holding Company allocated 90%, 92% and 91% of stock-based compensation to the Company for the years ended December 31, 2006, 2005 and 2004, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses the Holding Company's practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $130 million, $112 million and $82 million, and income tax benefits of $46 million, $39 million and $29 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2006, 2005 and 2004, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of the Holding Company's stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2006 is presented below. The aggregate intrinsic value was computed using the Holding Company's closing share price on December 29, 2006 of $59.01 and December 30, 2005 of $49.00, as applicable.


                                                                      WEIGHTED
                                                      WEIGHTED        AVERAGE
                                      NUMBER OF        AVERAGE       REMAINING
                                    SHARES UNDER   EXERCISE PRICE   CONTRACTUAL      AGGREGATE
                                       OPTION         PER SHARE         TERM      INTRINSIC VALUE
                                    ------------   --------------   -----------   ---------------
                                                                      (YEARS)      (IN MILLIONS)


Outstanding at January 1, ........   24,304,315        $31.83           6.69            $417
                                                       ======           ====            ====
  Granted.........................    3,758,955        $50.21
  Exercised.......................   (2,754,390)       $30.00
  Cancelled/Expired...............     (153,494)       $32.04
  Forfeited.......................     (341,403)       $37.14
                                     ----------
Outstanding at December 31, ......   24,813,983        $34.69           6.58            $604
                                     ==========        ======           ====            ====
Aggregate number of stock  options
  expected to vest at December 31,
  2006............................   24,312,689        $34.49           6.54            $596
                                     ==========        ======           ====            ====
Exercisable, December 31, 2006....   16,957,320        $30.66           5.72            $481
                                     ==========        ======           ====            ====



     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of Stock Options granted and recognized in the financial statements or as reported in the pro forma disclosure which follows. The fair value of Stock Options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Holding Company made this change because lattice models produce more accurate option values due to the ability to incorporate assumptions about grantee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The Holding Company used daily historical volatility since the inception of trading when calculating Stock Option values using the Black-Scholes model. In conjunction with the change to the binomial lattice model, the Holding Company began estimating expected future volatility based upon an analysis of historical prices of the Holding Company's common stock and call options on that common stock traded on the open market. The Holding Company uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of the Holding Company's common stock. The Holding Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the Stock Options. Whereas the Black-Scholes model requires a single spot rate for instruments with a term matching the expected life of the option at the valuation date, the binomial lattice model allows for the use of different rates for each year over the contractual term of the option. The table below presents the full range of imputed forward rates for U.S. Treasury Strips that was used in the binomial lattice model over the contractual term of all Stock Options granted in the period.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Use of the Black-Scholes model requires an input of the expected life of the Stock Options, or the average number of years before Stock Options will be exercised or expired. The Holding Company estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested Stock Options. Alternatively, the binomial model used by the Holding Company incorporates the contractual term of the Stock Options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. The post-vesting termination rate is determined from actual historical exercise and expiration activity under the Incentive Plans. Exercise behavior in the binomial lattice model used by the Holding Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:


                                                   YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                  2006          2005       2004
                                              -----------   -----------   ------


Dividend yield..............................     1.04%         1.19%       0.70%
Risk-free rate of return....................  4.17%-4.96%   3.34%-5.41%    3.69%
Expected volatility.........................     22.00%        23.24%     34.85%
Exercise multiple...........................      1.52          1.48        N/A
Post-vesting termination rate...............     4.09%         5.19%        N/A
Contractual term (years)....................       10            10         10
Expected Life (years).......................       6             6           6
Weighted average exercise price of stock
  options granted...........................     $50.21        $38.70     $35.28
Weighted average fair value of stock options
  granted...................................     $13.84        $10.09     $13.25


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $51 million, $47 million and $37 million related to Stock Options was allocated to the Company for the years ended December 31, 2006, 2005 and 2004, respectively.

     Had compensation expense for grants awarded prior to January 1, 2003 been determined based on the fair value at the date of grant rather than the intrinsic value method, the Company's earnings would have been reduced to the following pro forma amounts for the following:


                                                              YEARS ENDED
                                                              DECEMBER 31,
                                                            ---------------
                                                             2005     2004
                                                            ------   ------
                                                             (IN MILLIONS)


Net income................................................  $3,253   $2,239
Add: Stock option-based employee compensation expense
  included in  reported net income, net of income tax.....      30       24
Deduct: Total stock option-based employee compensation
  determined  under fair value based method for all
  awards, net of income tax...............................     (32)     (42)
                                                            ------   ------
Pro forma net income......................................  $3,251   $2,221
                                                            ======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 2006, the Holding Company had $41 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense is 91%. This allocated percentage of Stock Option expense is not expected to significantly change.

  Performance Shares

     Beginning in 2005, the Holding Company awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of the Holding Company's performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2006:


                                                                       WEIGHTED
                                                                        AVERAGE
                                                        PERFORMANCE   GRANT DATE
                                                           SHARES     FAIR VALUE
                                                        -----------   ----------


Outstanding at January 1, 2006........................   1,029,700      $36.87
  Granted.............................................     884,875      $48.43
  Forfeited...........................................     (65,000)     $41.37
                                                         ---------
Outstanding at December 31, 2006......................   1,849,575      $42.24
                                                         =========
Performance Shares expected to vest at December 31,
  2006................................................   1,820,742      $42.16
                                                         =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. None of the Performance Shares vested during the year ended December 31, 2006.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on the Holding Company's common stock during the performance period. Accordingly, the fair value of Performance Shares is based upon the closing price of the Holding Company's common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $67 million and $22 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2006 and 2005, respectively.

     As of December 31, 2006, the Holding Company had $59 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


period of 1.59 years. The Company's allocated portion of Performance Share expense was 90%. This allocated percentage of Performance Share expense is not expected to significantly change.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, the Holding Company granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's common stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Payments on the Opportunity Awards are normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and may be paid in whole or in part with shares of the Holding Company's common stock, as approved by the Holding Company's Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2006 and 2005.

     A portion of each Opportunity Award under the LTPCP is expected to be settled in shares of the Holding Company's common stock while the remainder will be settled in cash. The portion of the Opportunity Award expected to be settled in shares of the Holding Company's common stock is accounted for as an equity award with the fair value of the award determined based upon the closing price of the Holding Company's common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, is recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award expected to be settled in cash is accounted for as a liability and is remeasured using the closing price of the Holding Company's common stock on the final day of each subsequent reporting period during the three-year performance period.

     Compensation expense of $12 million, $43 million and $45 million, related to LTPCP Opportunity Awards was allocated to the Company the years ended December 31, 2006, 2005 and 2004, respectively.

     The Holding Company had LTPCP Opportunity Awards with an aggregate fair value of $41 million outstanding at December 31, 2006, all of which has been recognized. The Company's allocated portion of LTPCP expense is 90%. This allocated percentage of LTPCP expense is not expected to significantly change.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of Metropolitan Life, a New York domiciled insurer, was $1.0 billion, $2.2 billion and $2.6 billion for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Department, was $9.2 billion and $8.8 billion at December 31, 2006 and 2005, respectively. Due to the mergers of Paragon and CLIC with Metropolitan Life, the 2005 statutory net income and statutory capital and surplus balances were adjusted.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2006     2005     2004
                                                      -----   -------   -----
                                                           (IN MILLIONS)


Holding gains (losses) on investments arising during
  the year..........................................  $(926)  $(2,611)  $ 795
Income tax effect of holding gains (losses).........    324       984    (281)
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income............................    403       241    (511)
  Amortization of premiums and accretion of
     discounts associated with investments..........   (443)     (186)     (3)
  Income tax effect.................................     14       (21)    185
Allocation of holding losses on investments relating
  to other policyholder amounts.....................    792     1,580    (284)
Income tax effect of allocation of holding losses to
  other
  policyholder amounts..............................   (277)     (596)    102
Unrealized investment gains of subsidiary at date of
  sale..............................................     --        15      --
Deferred income tax on unrealized investment gains
  of subsidiary
  at date of sale...................................     --        (5)     --
                                                      -----   -------   -----
Net unrealized investment gains (losses)............   (113)     (599)      3
                                                      -----   -------   -----
Foreign currency translation adjustments arising
  during the year...................................      7       (54)     79
Foreign currency translation adjustments of
  subsidiary at due  date of sale...................     --         5      --
                                                      -----   -------   -----
Foreign currency translation adjustment.............      7       (49)     79
Minimum pension liability adjustment................    (18)       89      (2)
                                                      -----   -------   -----
Other comprehensive income (loss)...................  $(124)  $  (559)  $  80
                                                      =====   =======   =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

17.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Compensation.....................................  $ 2,187   $ 2,284   $ 2,242
Commissions......................................    1,701     1,334     1,782
Interest and debt issue cost.....................      332       245       183
Amortization of DAC and VOBA.....................    1,089     1,385     1,145
Capitalization of DAC............................   (1,677)   (1,619)   (1,817)
Rent, net of sublease income.....................      201       227       216
Minority interest................................      249       181       168
Insurance tax....................................      527       417       343
Other............................................    1,705     1,263     1,321
                                                   -------   -------   -------
  Total other expenses...........................  $ 6,314   $ 5,717   $ 5,583
                                                   =======   =======   =======



     As discussed in Note 8, the Company recognized an expense related to the recapture of a reinsurance treaty by an affiliate for the year ended December 31, 2006. For the year ended December 31, 2005, the Company entered into a reinsurance agreement with an affiliate and it received a ceding commission which is included in the table above.

18.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of insurance and other financial services with operations throughout the United States and Canada. The Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     In connection with the Travelers acquisition by the Holding Company, management has utilized its economic capital model to evaluate the deployment of capital based upon the unique and specific nature of the risks inherent in the Company's existing and newly acquired businesses and has adjusted such allocations based upon this model.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, the Reinsurance segment provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, the Company's ancillary international operations consisting of the Company's Canadian branch and a joint venture in China, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 19 for disclosures regarding discontinued operations, including real estate.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006, 2005 and 2004. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.


                                                                                 CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006  INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
------------------------------------  -------------   ----------   -----------   -----------   --------
                                                                (IN MILLIONS)


STATEMENT OF INCOME:
Premiums............................     $ 11,801      $  4,129      $ 4,348       $     6     $ 20,284
Universal life and investment-type
  product policy fees...............          750         1,433           --            --        2,183
Net investment income...............        5,817         5,481          732           277       12,307
Other revenues......................          677           114           66            33          890
Net investment gains (losses).......         (348)         (394)           7           (92)        (827)
Policyholder benefits and claims....       12,918         4,712        3,490            17       21,137
Interest credited to policyholder
  account balances..................        1,944         1,049          254            --        3,247
Policyholder dividends..............           --         1,669           --             2        1,671
Other expenses......................        2,483         2,213        1,227           391        6,314
                                         --------      --------      -------       -------     --------
Income (loss) from continuing
  operations before provision
  (benefit)  for income tax.........        1,352         1,120          182          (186)       2,468
Provision (benefit) for income tax..          446           400           64          (270)         640
Income (loss) from discontinued
  operations, net of income tax.....           41            18           --            39           98
Cumulative effect of a change in
  accounting, net of income tax.....           --            --           --            --           --
                                         --------      --------      -------       -------     --------
Net income..........................     $    947      $    738      $   118       $   123     $  1,926
                                         ========      ========      =======       =======     ========
BALANCE SHEET:
Total assets........................     $157,673      $150,617      $18,818       $12,950     $340,058
DAC and VOBA........................     $  1,205      $  7,677      $ 3,152       $     9     $ 12,043
Separate account assets.............     $ 44,546      $ 36,403      $    16       $    --     $ 80,965
Policyholder liabilities............     $ 86,359      $ 86,473      $13,332       $   325     $186,489
Separate account liabilities........     $ 44,546      $ 36,403      $    16       $    --     $ 80,965

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                 CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005  INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
------------------------------------  -------------   ----------   -----------   -----------   --------
                                                                (IN MILLIONS)


STATEMENT OF INCOME:
Premiums............................     $ 11,271      $  4,113      $ 3,869       $     3     $ 19,256
Universal life and investment-type
  product policy fees...............          753         1,193           --             2        1,948
Net investment income...............        5,232         5,555          606           336       11,729
Other revenues......................          642            92           58            28          820
Net investment gains (losses).......           76            83           22            (2)         179
Policyholder benefits and claims....       12,448         4,823        3,206           (32)      20,445
Interest credited to policyholder
  account balances..................        1,347         1,029          220            --        2,596
Policyholder dividends..............            1         1,644           --             2        1,647
Other expenses......................        2,199         2,173          991           354        5,717
                                         --------      --------      -------       -------     --------
Income (loss) from continuing
  operations before provision
  (benefit)  for income tax.........        1,979         1,367          138            43        3,527
Provision (benefit) for income tax..          662           487           46           (97)       1,098
Income (loss) from discontinued
  operations, net of income tax.....          174           296           --           354          824
Cumulative effect of a change in
  accounting, net of income tax.....           --            --           --            --           --
                                         --------      --------      -------       -------     --------
Net income..........................     $  1,491      $  1,176      $    92       $   494     $  3,253
                                         ========      ========      =======       =======     ========
BALANCE SHEET:
Total assets........................     $139,680      $140,413      $16,049       $11,184     $307,326
DAC and VOBA........................     $  1,098      $  7,513      $ 2,815       $    12     $ 11,438
Separate account assets.............     $ 42,063      $ 31,075      $    14       $    --     $ 73,152
Policyholder liabilities............     $ 78,011      $ 86,565      $11,751       $   278     $176,605
Separate account liabilities........     $ 42,063      $ 31,075      $    14       $    --     $ 73,152

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                  CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2004   INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER       TOTAL
------------------------------------   -------------   ----------   -----------   -----------   -------
                                                                 (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.............................     $10,037        $4,046        $3,348        $   6      $17,437
Universal life and investment-type
  product policy fees................         710         1,299            --           --        2,009
Net investment income................       4,564         5,348           538          345       10,795
Other revenues.......................         654           131            56           21          862
Net investment gains (losses)........         162            85            59          (24)         282
Policyholder benefits and claims.....      11,172         4,836         2,694           34       18,736
Interest credited to policyholder
  account balances...................       1,014         1,131           212           --        2,357
Policyholder dividends...............          --         1,634             1            1        1,636
Other expenses.......................       1,972         2,348           957          306        5,583
                                          -------        ------        ------        -----      -------
Income (loss) from continuing
  operations before provision
  (benefit) for income tax...........       1,969           960           137            7        3,073
Provision (benefit) for income tax...         671           312            46         (161)         868
Income (loss) from discontinued
  operations, net of income tax......          28            25            --           33           86
Cumulative effect of a change in
  accounting, net of income tax......         (59)            9            --           (2)         (52)
                                          -------        ------        ------        -----      -------
Net income...........................     $ 1,267        $  682        $   91        $ 199      $ 2,239
                                          =======        ======        ======        =====      =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Revenues from U.S. operations were $33.0 billion, $32.4 billion and $29.5 billion for the years ended December 31, 2006, 2005 and 2004, respectively, which represented 95%, 95% and 94%, respectively, of consolidated revenues.

19.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                       2006    2005     2004
                                                       ----   ------   -----
                                                           (IN MILLIONS)


Investment income....................................  $ 26   $  134   $ 227
Investment expense...................................   (15)     (73)   (139)
Net investment gains.................................    91      961      27
                                                       ----   ------   -----
  Total revenues.....................................   102    1,022     115
Provision for income tax.............................    36      366      39
                                                       ----   ------   -----
  Income from discontinued operations, net of income
     tax.............................................  $ 66   $  656   $  76
                                                       ====   ======   =====



     There was no real estate classified as held-for-sale at December 31, 2006. The carrying value of real estate related to discontinued operations was $309 million at December 31, 2005.

     The following table presents the discontinued real estate operations by segment:


                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2006     2005     2004
                                                         ----     ----     ----
                                                              (IN MILLIONS)


Net investment income
  Institutional........................................   $ 6     $ 28      $37
  Individual...........................................     4       20       30
  Corporate & Other....................................     1       13       21
                                                          ---     ----      ---
     Total net investment income.......................   $11     $ 61      $88
                                                          ===     ====      ===
Net investment gains (losses)
  Institutional........................................   $58     $242      $ 9
  Individual...........................................    23      443        4
  Corporate & Other....................................    10      276       14
                                                          ---     ----      ---
     Total net investment gains (losses)...............   $91     $961      $27
                                                          ===     ====      ===



     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million resulting in a gain, net of income tax, of $431 million. Net investment income on One Madison Avenue was $13 million and $44 million, respectively, for the years ended December 31, 2005 and 2004.

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party, resulting in a gain upon disposal of $10 million, net of income tax. As a result of this sale, the Company recognized income (loss) from discontinued operations of $5 million and ($9) million, net of income tax, for the years ended December 31, 2005 and 2004, respectively. The Company reclassified the operations of MetLife Indonesia into discontinued operations for all years presented.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of MetLife Indonesia that have been combined with the discontinued real estate operations in the consolidated statements of income:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2005        2004
                                                         -------     -------
                                                            (IN MILLIONS)


Revenues...............................................    $ 5         $ 5
Expenses...............................................     10          14
                                                           ---         ---
Income before provision for income tax.................     (5)         (9)
Provision for income tax...............................     --          --
                                                           ---         ---
  Loss from discontinued operations, net of income
     tax...............................................     (5)         (9)
Net investment gain, net of income tax.................     10          --
                                                           ---         ---
  Income (loss) from discontinued operations, net of
     income tax........................................    $ 5         $(9)
                                                           ===         ===



     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of $157 million, net of income tax, comprised of a realized gain of $165 million, net of income tax, and an operating expense related to a lease abandonment of $8 million, net of income tax. Under the terms of the sale agreement, MetLife will have an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received payments of $30 million, net of income tax, in the second quarter of 2006 and $12 million, net of income tax, in the fourth quarter of 2005 due to the retention of these specific customer accounts. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The Company reported the operations of SSRM in discontinued operations. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The Company's discontinued operations for the year ended December 31, 2005 included expenses of $6 million, net of income tax, related to the sale of SSRM.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The operations of SSRM include affiliated revenues of $5 million and $59 million for the years ended December 31, 2005 and 2004, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continued after the sale of SSRM. The following table presents the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated statements of income:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2006     2005     2004
                                                        ----     ----     ----
                                                             (IN MILLIONS)


Revenues..............................................   $--     $ 19     $328
Expenses..............................................    --       38      296
                                                         ---     ----     ----
Income before provision for income tax................    --      (19)      32
Provision for income tax..............................    --       (5)      13
                                                         ---     ----     ----
  Income (loss) from discontinued operations, net of
     income tax.......................................    --      (14)      19
Net investment gain, net of income tax................    32      177       --
                                                         ---     ----     ----
  Income from discontinued operations, net of income
     tax..............................................   $32     $163     $ 19
                                                         ===     ====     ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

20.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
                                                  --------   --------   ----------
                                                            (IN MILLIONS)


DECEMBER 31, 2006
Assets:
  Fixed maturity securities.....................             $162,385    $162,385
  Trading securities............................             $    563    $    563
  Equity securities.............................             $  3,487    $  3,487
  Mortgage and consumer loans...................             $ 35,939    $ 36,184
  Policy loans..................................             $  8,587    $  8,587
  Short-term investments........................             $  1,244    $  1,244
  Cash and cash equivalents.....................             $  1,455    $  1,455
  Accrued investment income.....................             $  2,328    $  2,328
  Mortgage loan commitments.....................   $3,290    $     --    $     --
  Commitments to fund bank credit facilities and
     bridge loans...............................   $1,662    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 69,198    $ 66,965
  Short-term debt...............................             $    833    $    833
  Long-term debt................................             $  3,219    $  3,364
  Junior subordinated debt securities...........             $    399    $    400
  Shares subject to mandatory redemption........             $    278    $    357
  Payables for collateral under securities
     loaned and other transactions..............             $ 32,119    $ 32,119

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                  NOTIONAL   CARRYING    ESTIMATED
                                                  AMOUNT       VALUE    FAIR VALUE
                                                  --------   --------   ----------
                                                            (IN MILLIONS)


DECEMBER 31, 2005
Assets:
  Fixed maturity securities.....................             $147,897    $147,897
  Trading securities............................             $    373    $    373
  Equity securities.............................             $  2,217    $  2,217
  Mortgage and consumer loans...................             $ 33,094    $ 33,710
  Policy loans..................................             $  8,412    $  8,412
  Short-term investments........................             $    883    $    883
  Cash and cash equivalents.....................             $  1,787    $  1,787
  Accrued investment income.....................             $  2,030    $  2,030
  Mortgage loan commitments.....................   $2,603    $     --    $     (3)
  Commitments to bank credit facilities and
     bridge loans...............................   $  323    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 61,700    $ 60,749
  Short-term debt...............................             $    453    $    453
  Long-term debt................................             $  2,562    $  2,840
  Junior subordinated debt securities...........             $    399    $    406
  Shares subject to mandatory redemption........             $    278    $    362
  Payables for collateral under securities
     loaned and other transactions..............             $ 21,009    $ 21,009


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS, AND COMMITMENTS TO FUND BANK CREDIT FACILITIES AND BRIDGE LOANS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities and bridge loans, the estimated fair value is the net premium or discount of the commitments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM AND LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

21.  RELATED PARTIES

     MetLife Group, Incorporated, a wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1.9 billion, $1.9 billion and $1.7 billion in 2006, 2005 and 2004, respectively.

     As of December 31, 2006 and 2005, the Company held $222 million and $103 million, respectively, of assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company. Net investment income from these invested assets was $10 million, $6 million and $4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is managed by Metropolitan Life. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities held by the MIIP was $210 million and $198 million as of December 31, 2006 and 2005 respectively. Net investment income allocated to affiliates from the MIIP was $8 million, $7 million, and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates are as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Fair market value of assets transferred to affiliates..  $ 97   $762   $382
Amortized cost of assets transferred to affiliates.....  $ 99   $723   $367
Net investment gains (losses) recognized on transfers..  $ (2)  $ 39   $ 15
Fair market value of assets transferred from
  affiliates...........................................  $307   $691   $849


     See Notes 3 and 8 for additional related party transactions.

22.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million of indebtedness under a bank credit facility and for general corporate purposes.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

      The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

      Metropolitan Life Separate Account E
        Independent Registered Public Accounting Firm's Report


      Financial Statements for the Years Ended December 31, 2005 and 2006

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Registered Public Accounting Firm's Report


      Financial Statements for the Years Ended December 31, 2006, 2005 and 2004

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)                --   Resolution of the Board of Directors of
                             Metropolitan Life establishing Separate
                             Account E.(2)
     (2)                --   Not applicable.
     (3) (a)            --   Not applicable.
         (b)            --   Form of Metropolitan Life Insurance
                             Company Sales Agreement.(14)
         (c)            --   Participation Agreement--Calvert.(5)
         (d)            --   Participation Agreements--Fidelity
                             Distributors Corp.(5)
         (d)(i)         --   Supplemental Agreements--Fidelity(6)
         (e)            --   Participation Agreement--New England
                             Zenith Fund(10)
         (f)            --   Participation Agreement--American Funds
                             Insurance Series(11)
         (g)            --   Participation Agreement--Met Investors
                             Series Trust(12)
     (3) (h)            --   MLI Distribution Company Retail Sales
                             Agreement(17)
     (4) (a)            --   Amended Form of IRC Section 401 Group
                             Annuity Contract (VestMet).(5)
         (a)(i)         --   Form of IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Version
                             2).(5)
         (a)(ii)        --   Form of IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Allocated
                             and Unallocated).(5)
         (a)(iii)       --   Form IRC Section 401 Individual Annuity
                             Contract (Preference Plus).(5)
         (a)(iv)        --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Oregon).(2)
         (a)(v)         --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus)
                             (Allocated).(4)
         (a)(vi)        --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Allocated)
                             (New York).(4)
         (a)(vii)       --   Form of Certificate under IRC Section
                             401 Group Annuity Contract (Preference
                             Plus) (New York).(4)
         (b)            --   Amended Form of IRC Section 403(b) Group
                             Annuity Contract (VestMet).(5)
         (b)(i)         --   Amended Form of IRC Section 403(b) Group
                             Annuity Contract (Preference Plus).(5)

         (b)(i)(A)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom-LIJ).(5)
         (b)(i)(B)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Enhanced Preference Plus
                             Contract-Montefiore Medical Center,
                             Maimonides Medical Center, The Mount
                             Sinai Hospital).(2)
         (b)(i)(C)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom Account)
                             (New Jersey-ABP).(4)
         (b)(i)(D)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom Account)
                             (Texas-ORP).(4)
         (b)(i)(E)      --   Form of IRC Section 403(b) Individual
                             Annuity Contract (Preference Plus)
                             (Oregon).(4)
         (b)(ii)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (VestMet).(5)
         (b)(iii)       --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus) (Version 2).(5)
         (b)(iii)(A)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus) (Versions 1 and 2).(5)
         (b)(iii)(B)    --   Amended Form of Certificate under IRC
                             Section 403(b) Group Annuity Contract
                             (Preference Plus) (New York).(5)
         (b)(iii)(C)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account).(5)
         (b)(iii)(D)    --   Forms of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus--Enhanced TSA
                             Preference Plus Contract).(5)
         (b)(iii)(E)    --   Amended Form of Certificate under IRC
                             Section 403(b) Group Annuity Contract
                             (Preference Plus).(5)
         (b)(iii)(F)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Chapman).(5)
         (b)(iii)(G)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus, Enhanced Preference
                             Plus, Financial Freedom) (Oregon).(2)
         (b)(iii)(H)    --   Form of Endorsement under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus).(2)
         (b)(iii)(I)    --   Form of Endorsement under Section 403(b)
                             Group Annuity Contract (Preference Plus,
                             Enhanced Preference Plus, Financial
                             Freedom).(2)
         (b)(iv)        --   Form of Texas Rider for Certificate
                             under IRC Section 403(b) Group Annuity
                             Contract (VestMet).(5)
         (b)(v)         --   Form of Texas Endorsement for
                             Certificate under IRC Section 403(b)
                             Group Annuity Contract (Preference
                             Plus).(5)
         (b)(vi)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account) (New Jersey-ABP).(4)
         (b)(vii)       --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Enhanced
                             Preference Plus) (Oregon).(4)
         (b)(viii)      --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom) (Texas-ORP).(4)
         (b)(ix)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account) (Texas-ORP).(4)
         (b)(x)         --   Forms of Endorsement under IRC Section
                             403(b) Group Annuity Contract, 403(a)
                             Group Annuity Contract and Individual
                             Retirement Annuity Contract.(4,5)
         (b)(xi)        --   Forms of Endorsement under IRC Section
                             403(b) Group Annuity Contract.(4,5,8)
         (b)(xii)       --   Forms of Endorsement under IRC Section
                             403(b) for Annuity Contract
                             (VestMet)--Forms R.S.1208 and
                             G.20247-567(7)
         (b)(xiii)      --   Forms of Endorsement under IRC Section
                             408(b) for Flexible Contribution
                             Individual Retirement Annuity
                             (38PP-90(IRA-1), and (G.4333-15, G.4333
                             (IRA/ENH)--Forms R.S.1228 and
                             G.20247-568(7,8)
         (b)(xiv)       --   Form of Endorsement under IRC Section
                             403(b) (G.4333-7)--Form G.20247.563.(7)

           (b)(xv)              --    Form of Endorsement under IRC Section
                                      403(b) (G.4333-7, G.4333 (PPA/TSA- 5))--
                                      Form G.20247-576 (Mutual Benefit
                                      Life).(8)
           (c)                  --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (VestMet).(5)
           (c)(i)(A)            --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (Preference
                                      Plus) (Version 2).(5)
           (c)(i)(B)            --    Amended Form of IRC Section 408
                                      Simplified Employee Pension Contract
                                      (Preference Plus).(5)
           (c)(i)(C)            --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (Preference
                                      Plus) (Oregon).(2)
           (c)(i)               --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (Illinois,
                                      Minnesota) (VestMet).(5)
           (c)(ii)              --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (Michigan)
                                      (VestMet).(5)
           (c)(iii)             --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (New York)
                                      (VestMet).(5)
           (c)(iv)              --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (South
                                      Carolina) (VestMet).(5)
           (c)(v)               --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (Pennsylvania)
                                      (VestMet).(5)
           (c)(vi)              --    Form of IRC Section 408 Simplified
                                      Employee Pension Contract (Washington)
                                      (VestMet).(5)
           (c)(vii)             --    Information Statement concerning IRC
                                      Section 408 Simplified Employee Pension
                                      Contract (VestMet).(5)
           (c)(viii)            --    Non-Qualified Annuity Endorsements.(18)
           (d)                  --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract
                                      (VestMet).(5)
           (d)(i)(A)            --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (Preference
                                      Plus) (Version 2).(5)
           (d)(i)(B)            --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (Preference
                                      Plus).(5)
           (d)(i)(C)            --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (Preference
                                      Plus) (Oregon).(2)
           (d)(i)               --    Form of Endorsement to IRC Section 408
                                      Individual Retirement Annuity Contract
                                      (VestMet).(5)
           (d)(ii)              --    Form of Endorsement to IRC Section 408
                                      Individual Retirement Annuity Contract
                                      (Michigan) (VestMet).(5)
           (d)(iii)             --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (Illinois,
                                      Minnesota) (VestMet).(5)
           (d)(iv)              --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (Michigan)
                                      (VestMet).(5)
           (d)(v)               --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (New York)
                                      (VestMet).(5)
           (d)(vi)              --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (South
                                      Carolina) (VestMet).(5)
           (d)(vii)             --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract
                                      (Pennsylvania) (VestMet).(5)
           (d)(viii)            --    Form of IRC Section 408 Individual
                                      Retirement Annuity Contract (Washington)
                                      (VestMet).(5)
           (d)(ix)              --    Information Statement concerning IRC
                                      Section 408 Individual Retirement
                                      Annuity Contract (VestMet).(5)
           (d)(x)               --    Form of Endorsement to IRC Section 408
                                      Individual Retirement Annuity Contract
                                      (VestMet).(5)
           (d)(xi)              --    Form of Endorsement to IRC Section 408
                                      Individual Retirement Annuity Contract
                                      (Michigan) (VestMet).(5)

         (d)(xii)       --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (South Carolina) (VestMet).(5)
         (d)(xiii)      --   Form of Endorsement to IRC Section 408
                             Individual Annuity Contract (Preference
                             Plus).(4)
         (e)            --   Amended Form of IRC Section 408 Group
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (e)(1)         --   Form of IRC Section 408 Group Individual
                             Retirement Annuity Contract (Preference
                             Plus).(5)
         (e)(i)         --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (VestMet).(5)
         (e)(i)(A)      --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Preference Plus).(5)
         (e)(i)(B)      --   Forms of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Enhanced).(2,5)
         (e)(i)(C)      --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Oregon).(2)
         (e)(i)(D)      --   Form of Endorsement to IRC Section 408
                             Group Individual Retirement Annuity
                             Contract (G.4333.15).(8)
         (f)            --   Amended Form of IRC Section 457 Group
                             Annuity Contract for Public Employee
                             Deferred Compensation Plans
                             (VestMet).(5)
         (f)(i)         --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Preference Plus)
                             (Version 2).(5)
         (f)(ii)        --   Amended Form of IRC Section 457 Group
                             Annuity Contract for Public Employee
                             Deferred Compensation Plans (Preference
                             Plus).(5)
         (f)(iii)       --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Enhanced Preference
                             Plus).(5)
         (f)(iv)        --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Financial
                             Freedom).(5)
         (f)(v)         --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Enhanced Preference
                             Plus).(4)
         (f)(vi)        --   Form of Endorsement under IRC Section
                             457(b) for Public Employee Deferred
                             Compensation Plans (G.3068) (Preference
                             Plus)--Form G.7812-45.(7)
         (g)            --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             which Converts Contract into
                             Non-Qualified Status (VestMet).(5)
         (g)(1)         --   Form of Non-Qualified Contract
                             (Preference Plus) (Version 2).(5)
         (g)(i)(A)      --   Amended Form of Non-Qualified Contract
                             (Preference Plus).(5)
         (g)(i)(B)      --   Form of Non-Qualified Contract
                             (Preference Plus) (Oregon).(2)
         (g)(i)         --   Information Statement concerning IRC
                             Section 408 Individual Retirement
                             Annuity Contract with Non-Qualified
                             Endorsement (VestMet).(5)
         (g)(ii)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             with Non-Qualified Endorsement
                             (Michigan) (VestMet).(5)
         (g)(iii)       --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             with Non-Qualified Endorsement (South
                             Carolina) (VestMet).(5)
         (g)(iv)        --   Form of Endorsement to Group Annuity
                             Contract.(5)
         (h)            --   Amended Form of Non-Qualified Group
                             Contract (VestMet).(5)
         (h)(1)         --   Form of Non-Qualified Group Contract
                             (Preference Plus).(5)
         (h)(i)         --   Form of Certificate under Non-Qualified
                             Group Contract (VestMet).(5)
         (h)(i)(A)      --   Forms of Certificate under Non-Qualified
                             Group Contract (Preference Plus).(5)
         (h)(i)(A)(i)   --   Form of Certificate under Non-Qualified
                             Group Contract (Preference Plus-Enhanced
                             Contract; Enhanced Preference Plus).(2)

         (h)(i)(A)(ii)  --   Form of Certificate under Non-Qualified
                             Group Contract (Preference Plus-Enhanced
                             Contract; Enhanced Preference Plus)
                             (Oregon).(2)
         (h)(i)(B)      --   Form of Non-Qualified Group Contract
                             (Preference Plus).(5)
         (h)(i)(C)      --   Form of Non-Qualified Group Contract
                             (Enhanced Preference Plus).(5)
         (h)(i)(D)      --   Form of Endorsement Concerning Nursing
                             Home or Terminal Illness.(2)
         (h)(i)(E)      --   Form of Endorsement for death claim
                             settlement for MT-(37PP-90(NQ-1),
                             (38PP-90(IRA-)--Form R.S. 1234MT1998.(7)
         (h)(i)(F)      --   Form of Non-Qualified Group Contract
                             (Financial Freedom Account)
                             Form--G.3043.(7)
         (i)            --   Endorsement with respect to Individual
                             IRA and Individual Non-Qualified
                             Contract concerning Death Benefit
                             Provisions (VestMet).(5)
         (j)            --   Specimen of variable retirement annuity
                             contract for Metropolitan Variable
                             Account B.(5)
         (k)            --   Proposed Form of Metropolitan Investment
                             Annuity Program, Form 37-74 MIAP for
                             Metropolitan Life Variable Account C.(5)
         (l)            --   Proposed Form of Metropolitan Investment
                             Annuity Program, Form 37-74 MIAP for
                             Metropolitan Life Variable Account D.(5)
         (m)            --   Specimen of Flexible-Purchase Variable
                             Annuity Contract for Metropolitan
                             Variable Account A.(1)
         (n)            --   Specimen of Variable Annuity Contract,
                             Forms 37TV-65 and 20SV-65 for
                             Metropolitan Variable Account B.(5)
         (o)            --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract
                             (Preference Plus).(5)
         (o)(i)         --   Forms of Certificate under IRC Section
                             403(a) Group Annuity Contract (Financial
                             Freedom).(5)
         (o)(ii)        --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract (South
                             Carolina).(5)
         (o)(iii)       --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract (SUNY).(5)
         (o)(iv)        --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract
                             (Oregon).(2)
         (p)            --   Form of Single Premium Immediate Income
                             Payment Contract (Preference Plus).(5)
         (q)            --   Form of Single Premium Immediate Income
                             Payment Certificate (Enhanced Preference
                             Plus and Financial Freedom).(5)
         (r)            --   Endorsements for Single Premium
                             Immediate Income Payment Contract.(5)
         (r)(i)         --   Form of Endorsement for Single Premium
                             Immediate Income Payment Contract
                             (G.4333(VARPAY)--Form G.20247-560.(7)
         (r)(ii)        --   Form of Endorsement for Single Premium
                             Immediate Income Payment Contract (PSC
                             93-05A) for unlimited transfers.(8)
         (s)            --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA.(6)
         (s)(i)         --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA (Minnesota).(6)
         (s)(ii)        --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA (New Jersey).(6)
         (s)(iii)       --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA.(6)
         (s)(iv)        --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA (Minnesota).(6)
         (s)(v)         --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA (New Jersey).(6)
         (s)(vi)(A)     --   ROTH IRA Endorsements. Forms: R.S. 1233,
                             R.S. 1233OR, R.S. 1233TX(2000).(9)
         (s)(vi)(B)     --   ROTH IRA Amendments. Forms: R.S. 1238,
                             R.S. 1238OR, R.S. 1238TX(2000).(9)

           (t)                  --    Form of Group Annuity Contract and
                                      Amendment under IRC Section
                                      415(m)--Forms G. 3043A and G. 3043A-1
                                      (Financial Freedom Account).(6)
           (u)                  --    Form of Endorsement with respect to
                                      Waiver of Administrative Fee--Form R.S.
                                      1206.(6)
           (v)                  --    Forms of Endorsement with respect to
                                      exchange from Growth Plus Account to the
                                      Preference Plus Account--Form RSC
                                      E31910-2.(6)
           (w)                  --    Forms of Endorsement with respect to
                                      Enhanced 10% corridor (37PP-90(NQ-1),
                                      38PP-90 (IRA-1) NQ/IRA, NJ PPA and
                                      (PSC94-05)--Forms R.S. 1222, R.S.
                                      1222N.J., R.S. 1232 and G. 20247-573.(7)
           (x)                  --    Forms of Endorsement with respect to
                                      Fund Expansion (38PP-90(NQ-1),
                                      (38PP-90(IRA-1), TSA/403(a), PPI
                                      immediate (PSC 93-05A)--Forms R.S. 1230
                                      (11/98), G. 20247-572 and R.S. 1231
                                      (11/98)(7,8)
           (x)(i)(A)            --    Endorsement Regarding Availability of
                                      additional Investment Divisions on July
                                      5, 2000 (R.S. 1241).(9)
           (x)(i)(B)            --    Contract Endorsement (for NJ Alternate
                                      Benefit Plan) (G. 7812-56).(9)
           (x)(i)(C)            --    Certificate Endorsement (for NJ
                                      Alternate Benefit Plan) (G.
                                      20247-578).(9)
           (y)                  --    Forms of Endorsement with respect to
                                      Exchange (37PP-90(NQ-1), 38PP-90(IRA-1)
                                      and (G.4333-7)--Forms E31910-3 and
                                      G.7812-38-1.(7)
           (z)                  --    Forms of Endorsement for SIMPLE IRA
                                      (G.4333-15) and (G.4333-15+RSC
                                      96-37)--Forms RSC 96-37 and R.S.
                                      1209.(7)
           (a)(a)               --    Forms of demutualization
                                      endorsements.(8)
           (b)(b)               --    Replacement Endorsements for Systematic
                                      Withdrawal Program Forms: PSC 94-15 NJ
                                      (8/2000), PSC 94-15 MN (8/2000).(9)
           (b)(b)(i)            --    Replacement Endorsements for Systematic
                                      Withdrawal Program FL, NY, VT forms: PSC
                                      94-16 (8/2000), PSC 94-15 (8/2000).(9)
           (c)(c)               --    Forms of Endorsement for Non-Qualified
                                      Annuity Contracts Under IRC Section
                                      72(s)--ML-NQ(11/04)(18)
           (5)(a)               --    Participation Request and Agreement for
                                      the IRC Section 401 Group Annuity
                                      Contract.(5)
           (b)                  --    Enrollment Form with respect to the IRC
                                      Section 401 Group Annuity Contract.(5)
           (b)(i)               --    Enrollment Form with respect to the IRC
                                      Section 401 Group Annuity Contract
                                      (Preference Plus) (Allocated).(5)
           (c)                  --    Participation Request and Agreement for
                                      the IRC Section 403(b) Group Annuity
                                      Contract.(5)
           (c)(i)               --    Participation Request and Agreement for
                                      the IRC Section 403(b) Group Annuity
                                      Contract (Direct Mail Form).(5)
           (d)                  --    Enrollment Form with respect to the IRC
                                      Section 403(b) Group Contract and the
                                      IRC Section 457 Group Annuity
                                      Contract.(2)
           (d)(i)               --    403(b) Tax Deferred Annuity Customer
                                      Agreement Acknowledgement.(5)
           (d)(ii)              --    Enrollment Form with respect to the IRC
                                      Section 403(b) Group Annuity Contract
                                      (Enhanced Preference Plus TSA).(5)
           (d)(iii)             --    Enrollment Form with respect to the IRC
                                      Section 403(b) Group Annuity Contract
                                      (FFA-TSA).(5)
           (e)                  --    Enrollment Form with respect to the IRC
                                      Section 403(b) Group Annuity Contract
                                      and the IRC Section 457 Group Annuity
                                      Contract.(5)
           (f)                  --    Application for an IRC Section 408
                                      Simplified Employee Pension, IRA and
                                      Non-Qualified Deferred Annuities
                                      (Preference Plus).(2)
           (f)(i)               --    Application for Individual IRA and
                                      Non-Qualified Contract (Direct Mail
                                      Form).(3)
           (g)                  --    Employer Adoption Request Form.(5)
           (g)(i)               --    Employer Utilization Request Form.(5)
           (g)(ii)              --    Enrollment Form for IRC Section 408
                                      Group Individual Retirement Account
                                      Contract and Non-Qualified Group
                                      Contract.(5)

         (g)(iii)       --   Funding Authorization and Agreement.(5)
         (g)(iv)        --   Funding Authorization and Agreement
                             (SEP).(5)
         (h)(i)         --   Enrollment Form for IRC Section 408
                             Individual Retirement Annuity, IRC
                             Section 408(k) Simplified Employee
                             Pension and Non-Qualified Income Annuity
                             Contract.(5)
         (h)(ii)        --   Enrollment Form for IRC Sections 403(b),
                             403(a) and 457 Group Income Annuity
                             Contract.(5)
         (h)(iii)       --   Enrollment Form for Group IRA Rollover
                             Annuity (Preference Plus-Enhanced
                             Contract).(2)
         (h)(iv)        --   Enrollment Form for Group Non-Qualified
                             Supplemental Savings (Preference Plus-
                             Enhanced Contract).(2)
         (i)            --   Application for Variable Annuity
                             (Preference Plus(R) Account) TSA/IRC
                             Section 457(b) Deferred Compensation/IRC
                             Section 403(a) for form G.4333-7
                             FORM--038-PPA-TSA/PEDC (0998).(7)
         (i)(i)         --   Application for Variable Annuity
                             (Preference Plus(R) Account) for 37PP-90
                             (NQ-1), 38PP-90 (IRA-1)
                             FORM--038-PPA-IRA/SEP/NQ (0998).(7)
         (i)(ii)        --   Application for the Preference Plus(R)
                             Income Annuity for RSC 93-05A
                             FORM--RSCINCAPNQIRASEP (10/98).(7)
         (i)(iii)       --   Application for Variable Annuity
                             Enhanced Preference Plus(R) Account for
                             MetLife Employees for forms G.4333-14,
                             G.4333-15
                             Form--038MEGPPAIRA/NQ(10/98).(7)
         (i)(iv)        --   Application Preference Plus Account.(8)
         (j)            --   Variable Annuity Application for
                             Non-Qualified IRA and SEP contracts
                             (038-PPA (07/2000)-A)(9)
         (j)(i)         --   Variable Annuity Application for TSA and
                             403(a) contracts (038-PPA
                             (07/2000)-B)(9)
         (j)(ii)        --   ROTH Individual Retirement Annuity
                             Endorsement--Form ML-446.2 (9/02).(13)
         (j)(iii)       --   401(a)/403(a) Plan Endorsement. Form
                             ML-401.2 (9/02).(13)
         (j)(iv)        --   Individual Retirement Annuity
                             Endorsement. Form: ML-408.2 (9/02).(13)
         (j)(v)         --   SIMPLE Individual Retirement Annuity
                             Endorsement. Form: ML-439.1 (9/02).(13)
         (j)(vi)        --   Tax Sheltered Annuity Endorsement. Form
                             ML-398.2 (9/02).(13)
     (6)                --   Restated Charter and By-Laws of
                             Metropolitan Life Insurance
                             Company.(12,  )
     (7)                --   Not applicable.
     (8)                --   Not applicable.
     (9)                --   Opinion and consent of counsel as to the
                             legality of the securities being
                             registered.(5,16)
    (10)                --   Consent of Deloitte & Touche(16)
    (11)                --   Not applicable.
    (12)                --   Not applicable.
    (13)                --   Powers of Attorney.(16)


---------------
 1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

 2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.

 3. Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.

 4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997.

 5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.

 6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998.

 7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.

 8. Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.

 9. Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001.

10. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

11. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

12. Amended and Restated Charter of Metropolitan Life Insurance Company filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

13. Filed with Post-Effective Amendment No. 29 to this Registration Statement on Form N-4 on April 10, 2003.

14. Filed with Post-Effective Amendment No. 30 to this Registration Statement on Form N-4 on October 22, 2003.

15. Filed with Post-Effective Amendment No. 31 to this Registration Statement on Form N-4 on February 9, 2004.


16. Filed herewith. Powers of Attorney for C. Robert Henrikson, Curtis H. Burnette, Burton A. Dole, Jr., Cheryl W. Grise, James R. Houghton, Harry P. Kamen, Helene L. Kaplan, John M. Keane, James M. Kilts, Charles M. Leighton, Sylvia M. Mathews, Hugh B. Price, Kenton J. Sicchitano, William
     C. Steere, William J. Wheeler and James J. Prochaska, Jr.



17. Filed with Post-Effective Amendment No. 35 to this Registration Statement on Form N-4 on April 27, 2006.



18. Filed with Post-Effective Amendment No. 34 to this Registration Statement on Form N-4 on April 7, 2006.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Curtis H. Barnette.....................  Of Counsel,                                       Director
                                         Skadden, Arps, Slate,
                                         Meagher & Flom, LLP and Affiliates,
                                         1440 New York Avenue, N.W.
                                         Washington, D.C. 20005.
Burton A. Dole, Jr. ...................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett, Inc.,
                                         Pauma Valley Country Club,
                                         15835 Pauma Valley Drive,
                                         Pauma Valley, CA 92061.
Cheryl W. Grise........................  Executive Vice President, Utility Group,          Director
                                         Northeast Utilities,
                                         107 Selden Street,
                                         Berlin, CT 06037.
C. Robert Henrikson....................  Chairman of the Board, President, and Chief       Chairman of the Board,
                                         Executive Officer,                                President, Chief Executive
                                         MetLife, Inc. and Metropolitan Life Insurance     Officer
                                         Company,
                                         200 Park Avenue,
                                         New York, NY 10166.
James R. Houghton......................  Chairman of the Board                             Director
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE2-6,
                                         Corning, NY 14831
R. Glenn Hubbard.......................  Dean and Russell L. Carson Professor of           Director
                                         Finance and Economics, Graduate School of
                                         Business, Columbia University,
                                         Uris Hall, Room 101,
                                         3022 Broadway,
                                         New York, NY 10027-6902
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, 32nd floor,
                                         New York, NY 10166-0188.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2020 K Street N.W.,
                                         Suite 800,
                                         Washington, D.C. 20006
James M. Kilts.........................  Founding Partner,                                 Director
                                         Centerview Partner Management, LLC,
                                         16 School Street,
                                         Rye, NY 10580
Charles M. Leighton....................  Retired Chairman and Chief Executive Officer,     Director
                                         CML Group, Inc.,
                                         U.S. Sailing
                                         15 Maritime Drive,
                                         Portsmith, RI 02871.
Sylvia M. Mathews......................  President, Global Development Program,            Director
                                         The Bill & Melinda Gates Foundation,
                                         1551 Eastlake Avenue East,
                                         Seattle, WA 98102.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
David Satcher..........................  Professor of Family Medicine and Community
                                         Health, Director of Center of Excellence on
                                         Health Disparity,
                                         Morehouse School of Medicine,
                                         720 Westview Drive, SW, Suite 238,
                                         Atlanta, GA 30310-1495
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers, LLC,
                                         25 Phillips Pond Road,
                                         Natick, MA 01760
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of Metropolitan Life is 200 Park Avenue, New York, New York 10166.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
C. Robert Henrikson.....................................  Chairman of the Board, President, and Chief Executive
                                                          Officer
William J. Toppeta......................................  President, International
William J. Mullaney.....................................  President Institutional Business
Lisa M. Weber...........................................  President, Individual Business
Catherine A. Rein.......................................  Senior Executive Vice-President and Chief Administrative
                                                          Officer
Steven A. Kandarian.....................................  Executive Vice President and Chief Investment Officer
James L. Lipscomb.......................................  Executive Vice-President and General Counsel
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Joseph J. Prochaska.....................................  Senior Vice President and Chief Accounting Officer
Steven L. Sheinheit.....................................  Executive Vice President and Chief Information Officer
Joseph A. Reali.........................................  Senior Vice-President and Tax Director
Anthony Williamson......................................  Senior Vice-President and Treasurer
Gwenn L. Carr...........................................  Senior Vice-President and Secretary
Timothy Journy..........................................  Senior Vice President and General Auditor


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2006

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2006. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9989% is owned by MetLife International Holdings, Inc. and 0.0011% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 91.227896580% is owned by MetLife International Holdings, Inc. and 8.772103054% is owned by MetLife Vida e Previdencia S.A., and 0.000000366% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife International Insurance Ltd. (Bermuda)

      18.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      19. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by; Natiloportem Holdings, Inc.

      20. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc., and 94.9999% is owned by MetLife International Holdings Inc.

      21. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a)    Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met
                  AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc., and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      22.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            c)    MetLife Direct Co., Ltd. (Japan)

            d)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife (India) Private Ltd. (India)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Dewey Square South, LLC (NY)

      19.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      20.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        21.   Bond Trust Account A (MA)

        22.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      23.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      24.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d) RGA Reinsurance Company (Barbados) Ltd. (Barbados) (80%)

                              (i)   RGA Financial Group, L.L.C. (DE)- RGA
                                    Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                        (n)   RGA Global Reinsurance Company, Ltd. (Bermuda)

      25.   Corporate Real Estate Holdings, LLC (DE)

      26. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      27.   MetLife Tower Resources Group, Inc. (DE)

      28.   Headland - Pacific Palisades, LLC (CA)

      29.   Headland Properties Associates (CA)

      30.   Krisman, Inc. (MO)

      31.   Special Multi-Asset Receivables Trust (DE)

      32.   White Oak Royalty Company (OK)

      33.   500 Grant Street GP LLC (DE)

      34. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      35.   MetLife Canada/MetVie Canada (Canada)

      36.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      37.   Euro CL Investments LLC (DE)

      38.   MEXDF Properties, LLC (DE)

      39. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT)

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      7.    Pilgrim Investments York Road, LLC (DE)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

            c)    Travelers Investment Adviser, Inc. (DE)

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited, Inc. (UK)

            b) MetLife Pensions Trustees Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      19.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      20.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      21. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      22.   Tribeca Distressed Securities L.L.C. (DE)

      23.   MetLife Investors USA Insurance Comapny (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation, which is 100% of all the stock outstanding as of 12/31/06.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.


     As of February 28, 2007:



                                                              NUMBER OF
                       TITLE OF CLASS                          HOLDERS
                       --------------                         ---------
Contract holders
  Qualified.................................................   552,293
  Non-Qualified.............................................   130,110


ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.


     (a) On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company will become the principal underwriter and distributor of the registration. Previously, Metropoliton Life Insurance Company was the principal underwriter. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies as of the date of this registration statement:


       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter)

       Metropolitan Life Separate Account UL (principal underwriter)

       The New England Variable Account (depositor)
       New England Variable Annuity Fund I (depositor)

       New England Retirement Account (depositor)


       Security Equity Separate Account 13 (depositor)


       Security Equity Separate Account 26 (depositor)


       Security Equity Separate Account 27 (depositor)


       Paragon Separate Account A (principal underwriter)


       Paragon Separate Account B (principal underwriter)


       Paragon Separate Account C (principal underwriter)


       Paragon Separate Account D (principal underwriter)


     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER            NET UNDERWRITING DISCOUNTS AND COMMISSIONS
---------------------------------------------- ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A
                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION               BROKERAGE COMMISSIONS
---------------------------------------------- ----------------------------------------------
    $14,479,519 (early withdrawal charge)                      $2,780,208.81
                     (5)
                 COMPENSATION
----------------------------------------------
  $137,554,175.80 (Separate Account charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

     (f) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 18TH DAY OF APRIL, 2007.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ PAUL G. CELLUPICA
                                         ---------------------------------------
                                                   (Paul G. Cellupica)
                                               Chief Counsel - Securities
                                                Products and Registration

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ PAUL G. CELLUPICA
                                         ---------------------------------------
                                                   (Paul G. Cellupica)
                                               Chief Counsel - Securities
                                                Products and Registration

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                             TITLE                              DATE
                      ---------                                             -----                              ----
                          *                              Chairman, President, Chief Executive Officer
-----------------------------------------------------
                 C. Robert Henrikson

                          *                              Senior Vice President and Chief Accounting
-----------------------------------------------------    Officer (Principal Financial Officer)
              Joseph J. Prochaska, Jr.

                          *                              Executive Vice President and Chief Financial
-----------------------------------------------------    Officer
                 William J. Wheeler

                          *                              Senior Vice President and General Auditor
-----------------------------------------------------
                  Timothy L. Journy

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                                                         Director
-----------------------------------------------------
                  R. Glenn Hubbard

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                                                         Director
-----------------------------------------------------
                   James M. Kilts

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                                                         Director
-----------------------------------------------------
                    David Satcher

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

             *By: /s/ MYRA L. SAUL, ESQ.                                                                   April 18, 2007
  ------------------------------------------------
                 Myra L. Saul, Esq.
                  Attorney-in-Fact